UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: August 31

Registrant is making a filing for 9 of its series:

Wells Fargo Adjustable Rate Government Fund, Wells Fargo Conservative Income Fund, Wells Fargo Government Securities Fund, Wells Fargo High Yield Bond Fund, Wells Fargo Core Plus Bond Fund, Wells Fargo Short Duration Government Bond Fund, Wells Fargo Short-Term Bond Fund, Wells Fargo Short-Term High Yield Bond Fund, and Wells Fargo Ultra Short-Term Income Fund.

Date of reporting period: August 31, 2017

ITEM 1.	REPORT TO STOCKHOLDERS

Annual Report

August 31, 2017

Wells Fargo Adjustable Rate Government Fund

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*	A complete schedule of portfolio holdings as of the report date may be obtained, free of charge, by accessing the following website: https://www.wellsfargofunds.com/assets/edocs/regulatory/holdings/adjustable-rate-government-ann.pdf or by calling Wells Fargo Funds at 1-800-222-8222. This complete schedule, filed on Form N-CSR, is also available on the SEC’s website at sec.gov.

The views expressed and any forward-looking statements are as of August 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Adjustable Rate Government Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Favorable economic news supported stocks, and interest rates moved higher.

Hiring remained strong, and business and consumer sentiment improved.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Adjustable Rate Government Fund for the 12-month period that ended August 31, 2017. Despite heightened market volatility at times, in general, global stocks delivered double-digit results and bond markets had smaller, but positive, results as well. U.S. and international stocks returned 16.23% and 18.88%, for the 12-month period, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net),2 respectively; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 0.49% and the Bloomberg Barclays Municipal Bond Index4 returned 0.26% as interest rates rose from low levels.

Election results and central banks’ policies commanded investor attention as 2016 closed.

During September and the fourth quarter of 2016, investors appeared intent on the prospective outcomes of elections in the U.S. and central-bank actions globally. Following Donald Trump’s election victory, U.S. stocks rallied. Investors appeared optimistic that the new administration would pursue progrowth policies. Favorable economic news supported stocks, and interest rates moved higher. At their mid-December meeting, U.S. Federal Reserve (Fed) officials raised the target interest rate by a quarter percentage point to a range from 0.50% to 0.75%. The fourth quarter also saw the implementation of the U.S. Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as the possibility of liquidity fees and redemption gates. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1.00 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

Equity and bond markets gained during the first quarter of 2017 on positive economic data.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to a range from 0.75% to 1.00%. With the Fed’s target interest rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	The Chicago Board Options Exchange Market Volatility Index (CBOE VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Adjustable Rate Government Fund	3

strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets because they benefited from both global economic growth and recent weakening in the U.S. dollar. Stocks in Asia, Europe, and Latin America also outperformed the U.S. market during the quarter.

Steady advancement in many markets marked the first eight months of 2017.

During the second quarter, most equity markets in the U.S. and abroad advanced. Steady, albeit modest, economic growth both in the U.S. and abroad and generally favorable corporate earnings announcements after the second quarter supported higher valuations. Within the economy, U.S. inflation trended lower despite the unemployment rate continuing to decline. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, in June, the Fed raised the target interest rate by a quarter percentage point to a range from 1.00% to 1.25%. In addition, the Fed indicated that it would begin to sell bonds accumulated on its balance sheet during quantitative easing programs conducted since 2008, likely beginning later this year. Early in July and again in August, volatility expectations increased and then receded, as measured by the CBOE VIX,5 amid geopolitical tensions (particularly in Asia) and declining investor optimism about President Trump’s potential to move forward with his agenda for tax and regulatory reforms.

Economic momentum increased in Europe; the European Central Bank held its rates steady at low levels and continued its quantitative easing bond-buying program, which is intended to spark economic activity. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Adjustable Rate Government Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income consistent with capital preservation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Christopher Y. Kauffman, CFA®

Michal Stanczyk

Average annual total returns (%) as of August 31, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (ESAAX)	6-30-2000	(1.74)	(0.13)	1.23	0.23	0.28	1.44	0.79	0.75
Class C (ESACX)	6-30-2000	(1.52)	(0.47)	0.68	(0.52)	(0.47)	0.68	1.54	1.50
Administrator Class (ESADX)	7-30-2010	–	–	–	0.37	0.42	1.58	0.73	0.61
Institutional Class (EKIZX)	10-1-1991	–	–	–	0.51	0.56	1.71	0.46	0.46
Bloomberg Barclays 6-Month Treasury Bill Index[4]	–	–	–	–	0.83	0.39	0.86	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to mortgage- and asset-backed securities risk. The U.S. government guarantee applies to certain underlying securities and not to shares of the Fund. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Adjustable Rate Government Fund	5

Growth of $10,000 investment as of August 31, 2017[5]

[1]	Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen Adjustable Rate Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The manager has contractually committed through December 31, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 0.74% for Class A, 1.49% for Class C, 0.60% for Administrator Class, and 0.46% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The Bloomberg Barclays 6-Month Treasury Bill Index tracks the performance and attributes of recently issued 6-Month U.S. Treasury bills. The index follows Bloomberg Barclays’ monthly rebalancing conventions. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the performance of the Bloomberg Barclays 6-Month Treasury Bill Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	The Bloomberg Barclays Corporate Bond Index is an unmanaged market-value-weighted index of investment-grade corporate fixed-rate debt issues with maturities of one year or more. You cannot invest directly in an index.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Adjustable Rate Government Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Bloomberg Barclays 6-Month Treasury Bill Index, for the 12-month period that ended August 31, 2017.

∎	The significant increase in short-term interest rates and flattening of the yield curve over the reporting period caused market expectations for adjustable-rate mortgage (ARM) prepayments to increase, which resulted in widening spreads. This resulted in negative price performance, which detracted from performance.

∎	The Fund’s focus on seasoned ARMs that have already had rate-adjustment resets and an increased allocation to lower-dollar-price floating-rate collateralized mortgage obligations (CMOs) mitigated some of the underperformance. Seasoned ARM securities generally exhibited slower, more stable prepayments compared with ARMs with rate-adjustment resets still pending.

∎	The Fund’s duration during the period remained roughly unchanged at 0.7 years.

Ten largest holdings (%) as of August 31, 2017[6]
FNMA Series 2003-W18 Class 2A, 3.39%, 6-25-2043	1.47
FNMA Series 2002-66 Class A3, 3.55%, 4-25-2042	1.45
FNMA Series 2004-W15 Class 3A, 3.17%, 6-25-2044	1.14
FHLMC Series T-67 Class 1A1C, 3.20%, 3-25-2036	0.97
FNMA Series 2006-W01 Class 3A, 2.77%, 10-25-2045	0.96
GNMA, 2.94%, 8-20-2062	0.96
FHLMC, 2.99%, 9-1-2030	0.95
FNMA Series 2004-W12 Class 2A, 3.58%, 6-25-2044	0.85
FHLMC Series T-67 Class 2A1C, 3.24%, 3-25-2036	0.80
GNMA Series 2017-H11 Class FE, 1.95%, 5-20-2067	0.79

Moderate economic growth persisted and policy normalization continued.

Over the past four quarters, U.S. gross domestic product (GDP) grew by 2.2% in real terms, which was close to the post–financial crisis average. Consumer spending was a significant source of strength, rising 2.6% for the 12 months that ended June 30, 2017. Business investment was a net contributor to growth, although it failed to keep pace with the consumer sector. International trade was a net detractor from GDP growth, while inventories and government spending were largely neutral factors.

The labor market generally was healthy over the past 12 months. Nonfarm payrolls expanded by an average of 175,000 jobs per month over the period, while the unemployment rate declined to 4.4% from 4.9% a year earlier. Also encouraging was a 0.4% rise in the employment/population ratio since August 2016, reflecting both the fall in unemployment and a modest increase in the labor force participation rate. Wage gains of about 2.5% over the past 12 months were sufficient to support consumption growth without sparking fears of rising inflation. The Consumer Price Index rose 1.7% over the past year, held in check by relatively stable energy prices.

The U.S. Federal Reserve’s rate-setting committee, the Federal Open Market Committee (FOMC), raised the federal funds rate three times over the past 12 months by a total of 0.75%. The FOMC’s most recent move on June 14, 2017, was supported by a statement citing a labor market that had “continued to strengthen.” Economic activity was characterized as “rising moderately,” while an inflation rate somewhat below target was expected to “stabilize around the FOMC’s 2% objective over the medium term.”

Interest rates rose and credit spreads narrowed.

In line with the FOMC’s policy moves, interest rates had an upward bias over the past 12 months, particularly in shorter-term-maturity instruments. Yields in the one-month to one-year maturity range rose by a little over 60 basis points (bps; 100 bps equal 1.00%), while intermediate- and long-term bond yields were about 50 bps higher. Credit spreads widened slightly prior to the November 2016 election but narrowed thereafter, ending the period about 25 bps tighter than where they began, as measured by the Bloomberg Barclays Corporate Bond Index7.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Adjustable Rate Government Fund	7

Portfolio allocation as of August 31, 2017[8]

The Fund was predominantly invested in adjustable-rate residential mortgage securities.

The Fund remains defensively positioned with a significant out-of-benchmark allocation to ARMs and floating-rate CMOs that have frequent rate resets and are predominately indexed to the 1-Year Treasury Constant Maturity Rate. Performance during the period lagged the benchmark due to the Fund’s heavy allocation to post-reset ARMs, which underperformed U.S. Treasuries. Spreads in the sector came under pressure as an increase in short-term index rates combined with a flattening yield curve caused investors to increase prepayment-speed expectations in anticipation of more adjustable-rate mortgages being refinanced into fixed-rate mortgages.

The Fund’s duration remained within a narrow band of 0.6 to 0.7 years during the reporting period. We continue to see value in seasoned ARMs that have already had their rates reset with favorable prepayment characteristics. We also increased the Fund’s positioning in floating-rate CMOs.

We expect moderate economic growth to continue.

We expect macroeconomic trends to remain relatively consistent in the coming quarters. Real GDP growth in the area of 2% is likely to persist, barring some external shock or a major fiscal policy shift. The latter remains a possibility, as both the U.S. administration and congressional leadership have targeted tax reform as a high priority. However, the failure to pass a health care bill earlier this year suggests that a material change to the U.S. tax code may be difficult to accomplish.

Please see footnotes on page 5.

8	Wells Fargo Adjustable Rate Government Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2017 to August 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2017	Ending account value 8-31-2017	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$995.22	$3.72	0.74%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.48	$3.77	0.74%
Class C
Actual	$1,000.00	$991.51	$7.48	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.69	$7.58	1.49%
Administrator Class
Actual	$1,000.00	$995.91	$3.02	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06	0.60%
Institutional Class
Actual	$1,000.00	$996.65	$2.32	0.46%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.89	$2.35	0.46%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Summary portfolio of investments—August 31, 2017	Wells Fargo Adjustable Rate Government Fund	9

The Summary portfolio of investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category.

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Agency Securities: 97.81%
FHLMC	1.27-8.50%	12-1-2017 to 5-25-2043	$154,930,182	$161,695,338	25.64%
FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	2.81	4-1-2035	3,275,171	3,445,297	0.55
FHLMC (1 Year Treasury Constant Maturity +2.15%) ±	2.81	4-1-2037	3,569,706	3,743,431	0.59
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	2.82	9-1-2035	4,265,321	4,489,758	0.71
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.83	2-1-2035	3,557,702	3,747,558	0.59
FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	2.84	12-1-2032	2,812,514	2,947,488	0.47
FHLMC (1 Year Treasury Constant Maturity +2.39%) ±	2.99	9-1-2030	5,763,282	5,981,900	0.95
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.07	4-1-2037	2,552,917	2,697,164	0.43
FHLMC (1 Year Treasury Constant Maturity +2.58%) ±	3.25	8-1-2030	3,519,092	3,669,313	0.58
FHLMC Series T-20 Class A7 (1 Month LIBOR +0.30%) ±	1.53	12-25-2029	2,743,354	2,671,198	0.42
FHLMC Series T-35 Class A (1 Month LIBOR +0.28%) ±	1.51	9-25-2031	3,380,193	3,340,728	0.53
FHLMC Series T-62 Class 1A1 (12 Month Treasury Average +1.20%) ±	1.93	10-25-2044	4,222,032	4,291,549	0.68
FHLMC Series T-63 Class 1A1 (12 Month Treasury Average +1.20%) ±	1.93	2-25-2045	3,807,438	3,876,955	0.61
FHLMC Series T-67 Class 1A1C ±±	3.20	3-25-2036	5,934,272	6,135,706	0.97
FHLMC Series T-67 Class 2A1C ±±	3.24	3-25-2036	4,904,359	5,044,467	0.80
FNMA	1.47-11.00	9-1-2017 to 12-1-2046	230,387,168	241,493,149	38.26
FNMA (12 Month Treasury Average +1.91%) ±	2.70	1-1-2036	2,709,198	2,835,816	0.45
FNMA (12 Month Treasury Average +1.96%) ±	2.75	12-1-2035	3,551,537	3,723,412	0.59
FNMA (1 Year Treasury Constant Maturity +2.14%) ±	2.86	4-1-2037	2,639,823	2,776,403	0.44
FNMA (1 Year Treasury Constant Maturity +2.24%) ±	2.87	12-1-2037	3,107,885	3,279,523	0.52
FNMA (1 Year Treasury Constant Maturity +2.08%) ±	2.92	9-1-2032	4,789,289	4,962,792	0.79
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	2.92	1-1-2037	3,048,503	3,209,688	0.51
FNMA (1 Year Treasury Constant Maturity +2.17%) ±	2.94	1-1-2033	2,690,343	2,771,466	0.44
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	2.96	7-1-2036	3,462,181	3,648,798	0.58
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	2.96	1-1-2038	3,884,144	4,081,563	0.65
FNMA (1 Year Treasury Constant Maturity +2.25%) ±	2.96	11-1-2033	3,259,322	3,435,229	0.54
FNMA (1 Year Treasury Constant Maturity +2.18%) ±	2.98	9-1-2035	4,542,825	4,780,638	0.76
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	2.98	9-1-2039	3,905,457	4,114,434	0.65
FNMA (1 Year Treasury Constant Maturity +2.24%) ±	3.01	8-1-2037	2,873,516	3,014,611	0.48
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	3.01	12-1-2040	3,514,184	3,706,036	0.59
FNMA (1 Year Treasury Constant Maturity +2.24%) ±	3.02	5-1-2036	3,236,260	3,407,000	0.54
FNMA (1 Year Treasury Constant Maturity +2.25%) ±	3.03	10-1-2036	3,287,515	3,470,320	0.55
FNMA (1 Year Treasury Constant Maturity +2.25%) ±	3.03	3-1-2035	3,159,788	3,331,627	0.53
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	3.05	1-1-2035	3,871,287	4,081,874	0.65
FNMA (1 Year Treasury Constant Maturity +2.27%) ±	3.07	12-1-2040	3,042,413	3,214,860	0.51
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	3.07	9-1-2034	2,995,662	3,149,138	0.50
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	3.08	7-1-2039	3,696,393	3,881,202	0.62
FNMA (12 Month Treasury Average +2.48%) ±	3.27	4-1-2036	3,826,402	4,085,428	0.65
FNMA Series 2001-T10 Class A2	7.50	12-25-2041	2,735,213	3,238,501	0.51
FNMA Series 2001-T12 Class A4 ±±	3.62	8-25-2041	4,686,342	4,902,361	0.78
FNMA Series 2002-66 Class A3 ±±	3.55	4-25-2042	8,671,920	9,135,773	1.45
FNMA Series 2002-T18 Class A5 ±±	4.00	5-25-2042	3,582,304	3,803,951	0.60
FNMA Series 2003-W10 Class 2A ±±	3.39	6-25-2043	2,995,916	3,078,912	0.49
FNMA Series 2003-W18 Class 2A ±±	3.39	6-25-2043	9,013,235	9,305,955	1.47
FNMA Series 2004-W12 Class 2A ±±	3.58	6-25-2044	5,076,163	5,392,254	0.85

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Adjustable Rate Government Fund	Summary portfolio of investments—August 31, 2017

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets
FNMA Series 2004-W15 Class 3A ±±	3.17%	6-25-2044	$6,980,696	$7,184,975	1.14%
FNMA Series 2006-W01 Class 3A ±±	2.77	10-25-2045	5,806,642	6,076,194	0.96
GNMA (1 Month LIBOR +1.89%) ±	2.94	8-20-2062	5,770,141	6,040,881	0.96
GNMA	1.75-9.00	1-15-2018 to 9-20-2062	4,175,162	4,356,420	0.68
GNMA Series 2011-H12 Class FA (1 Month LIBOR +0.49%) ±	1.71	2-20-2061	2,845,285	2,845,310	0.45
GNMA Series 2013-H13 Class FS (1 Month LIBOR +1.00%) ±	2.22	6-20-2063	3,183,145	3,245,263	0.51
GNMA Series 2017-H09 Class FJ (1 Month LIBOR +0.50%) ±	1.72	3-20-2067	4,799,144	4,792,481	0.76
GNMA Series 2017-H11 Class FE (12 Month LIBOR +0.18%) ±	1.95	5-20-2067	5,012,394	5,008,822	0.79
Other securities				598,444	0.09

Total Agency Securities (Cost $610,668,442)				617,239,354	97.81

	Yield		Shares
Short-Term Investments: 1.32%

Investment Companies: 1.32%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.92		8,353,190	8,353,190	1.32

Total Short-Term Investments (Cost $8,353,190)				8,353,190	1.32

Total investments in securities (Cost $619,021,632)				625,592,544	99.13%
Other assets and liabilities, net				5,460,109	0.87

Total net assets				$631,052,653	100.00%

±	Variable rate investment. The rate shown is the rate in effect at period end.

±±	The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Investments In Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period
Investment companies - 1.32%
Wells Fargo Government Money Market Fund Select Class	49,603,586	376,289,389	417,539,785	8,353,190	$0	$0	$121,876	$8,353,190

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—August 31, 2017	Wells Fargo Adjustable Rate Government Fund	11

Assets
Investments in unaffiliated securities, at value (cost $610,668,442)	$617,239,354
Investments in affiliated securities, at value (cost $8,353,190)	8,353,190
Cash	23,121
Receivable for investments sold	11,238
Principal paydown receivable	4,420,320
Receivable for Fund shares sold	53,844
Receivable for interest	1,918,936
Prepaid expenses and other assets	164,294

Total assets	632,184,297

Liabilities
Dividends payable	93,197
Payable for Fund shares redeemed	571,609
Management fee payable	176,895
Distribution fees payable	39,123
Administration fees payable	60,381
Trustees’ fees and expenses payable	80,260
Custodian and accounting fees payable	61,158
Accrued expenses and other liabilities	49,021

Total liabilities	1,131,644

Total net assets	$631,052,653

NET ASSETS CONSIST OF
Paid-in capital	$626,976,344
Overdistributed net investment income	(192,247)
Accumulated net realized losses on investments	(2,302,356)
Net unrealized gains on investments	6,570,912

Total net assets	$631,052,653

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$153,952,500
Shares outstanding – Class A1	17,179,704
Net asset value per share – Class A	$8.96
Maximum offering price per share – Class A2	$9.14
Net assets – Class C	$60,765,502
Shares outstanding – Class C1	6,781,096
Net asset value per share – Class C	$8.96
Net assets – Administrator Class	$18,805,179
Shares outstanding – Administrator Class[1]	2,098,377
Net asset value per share – Administrator Class	$8.96
Net assets – Institutional Class	$397,529,472
Shares outstanding – Institutional Class[1]	44,355,747
Net asset value per share – Institutional Class	$8.96

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Adjustable Rate Government Fund	Statement of operations—year ended August 31, 2017

Investment income
Interest	$11,887,228
Income from affiliated securities	121,876

Total investment income	12,009,104

Expenses
Management fee	2,915,691
Administration fees
Class A	253,695
Class B	26	[1]
Class C	132,048
Administrator Class	35,262
Institutional Class	445,530
Shareholder servicing fees
Class A	396,398
Class B	40	[1]
Class C	206,325
Administrator Class	87,894
Distribution fees
Class B	121	[1]
Class C	618,974
Custody and accounting fees	80,164
Professional fees	66,258
Registration fees	98,287
Shareholder report expenses	31,423
Trustees’ fees and expenses	30,222
Other fees and expenses	12,019

Total expenses	5,410,377
Less: Fee waivers and/or expense reimbursements	(233,983)

Net expenses	5,176,394

Net investment income	6,832,710

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	1,558,231
Net change in unrealized gains (losses) on investments	(5,258,425)

Net realized and unrealized gains (losses) on investments	(3,700,194)

Net increase in net assets resulting from operations	$3,132,516

[1]	For the period from September 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Adjustable Rate Government Fund	13

	Year ended August 31, 2017		Year ended August 31, 2016

Operations
Net investment income		$6,832,710		$8,404,428
Net realized gains on investments		1,558,231		625,055
Net change in unrealized gains (losses) on investments		(5,258,425)		(9,452,906)

Net increase (decrease) in net assets resulting from operations		3,132,516		(423,423)

Distributions to shareholders from
Net investment income
Class A		(1,238,794)		(1,155,210)
Class B		(5)[1]		(87)
Class C		(27,529)		(42,737)
Administrator Class		(324,646)		(466,099)
Institutional Class		(5,899,360)		(6,792,219)
Tax basis return of capital
Class A		0		(394,233)
Class B		0 [1]		(30)
Class C		0		(14,584)
Administrator Class		0		(159,064)
Institutional Class		0		(2,317,951)

Total distributions to shareholders		(7,490,334)		(11,342,214)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	3,084,824	27,722,527	2,371,399	21,433,559
Class C	174,032	1,564,611	297,135	2,687,224
Administrator Class	1,084,425	9,765,946	2,664,934	24,094,678
Institutional Class	17,873,034	160,859,388	39,720,888	358,768,408

		199,912,472		406,983,869

Reinvestment of distributions
Class A	111,286	1,000,787	144,875	1,309,115
Class B	1 [1]	5 [1]	12	112
Class C	2,348	21,130	4,704	42,529
Administrator Class	33,857	304,570	66,534	601,065
Institutional Class	499,163	4,490,201	739,168	6,680,295

		5,816,693		8,633,116

Payment for shares redeemed
Class A	(5,118,157)	(46,046,224)	(7,142,231)	(64,545,641)
Class B	(7,783)[1]	(70,136)[1]	(37,840)	(342,648)
Class C	(4,209,467)	(37,840,666)	(2,802,652)	(25,333,615)
Administrator Class	(5,862,305)	(52,736,098)	(3,149,188)	(28,458,877)
Institutional Class	(51,978,754)	(467,553,596)	(62,141,650)	(561,176,841)

		(604,246,720)		(679,857,622)

Net decrease in net assets resulting from capital share transactions		(398,517,555)		(264,240,637)

Total decrease in net assets		(402,875,373)		(276,006,274)

Net assets
Beginning of period		1,033,928,026		1,309,934,300

End of period		$631,052,653		$1,033,928,026

Overdistributed net investment income		$(192,247)		$(357,472)

[1]	For the period from September 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Adjustable Rate Government Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.01	$9.10	$9.15	$9.14	$9.19
Net investment income	0.06	0.04	0.05	0.06	0.06
Net realized and unrealized gains (losses) on investments	(0.04)	(0.06)	(0.03)	0.02	(0.04)

Total from investment operations	0.02	(0.02)	0.02	0.08	0.02
Distributions to shareholders from
Net investment income	(0.07)	(0.05)	(0.05)	(0.06)	(0.07)
Tax basis return of capital	0.00	(0.02)	(0.02)	(0.01)	(0.00)[1]

Total distributions to shareholders	(0.07)	(0.07)	(0.07)	(0.07)	(0.07)
Net asset value, end of period	$8.96	$9.01	$9.10	$9.15	$9.14
Total return[2]	0.23%	(0.19)%	0.24%	0.90%	0.23%
Ratios to average net assets (annualized)
Gross expenses	0.80%	0.78%	0.79%	0.80%	0.84%
Net expenses	0.74%	0.74%	0.74%	0.74%	0.74%
Net investment income	0.72%	0.56%	0.58%	0.64%	0.71%
Supplemental data
Portfolio turnover rate	2%	13%	10%	18%	10%
Net assets, end of period (000s omitted)	$153,953	$172,131	$215,830	$251,686	$281,028

[1]	Amount is less than $0.005.

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Adjustable Rate Government Fund	15

(For a share outstanding throughout each period)

	Year ended August 31
CLASS C	2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.01	$9.10	$9.15	$9.14	$9.19
Net investment loss	(0.00)[1,2]	(0.02)[1]	(0.01)[1]	(0.01)[1]	(0.00)[1,2]
Net realized and unrealized gains (losses) on investments	(0.05)	(0.07)	(0.04)	0.02	(0.05)

Total from investment operations	(0.05)	(0.09)	(0.05)	0.01	(0.05)
Distributions to shareholders from
Net investment income	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]
Tax basis return of capital	0.00	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]

Total distributions to shareholders	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]
Net asset value, end of period	$8.96	$9.01	$9.10	$9.15	$9.14
Total return[3]	(0.52)%	(0.94)%	(0.51)%	0.15%	(0.52)%
Ratios to average net assets (annualized)
Gross expenses	1.55%	1.53%	1.54%	1.55%	1.59%
Net expenses	1.49%	1.49%	1.49%	1.49%	1.49%
Net investment loss	(0.04)%	(0.19)%	(0.16)%	(0.11)%	(0.04)%
Supplemental data
Portfolio turnover rate	2%	13%	10%	18%	10%
Net assets, end of period (000s omitted)	$60,766	$97,452	$121,117	$148,523	$190,110

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Adjustable Rate Government Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
ADMINISTRATOR CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.01	$9.10	$9.15	$9.14	$9.19
Net investment income	0.07 [1]	0.06	0.06	0.07	0.08
Net realized and unrealized gains (losses) on investments	(0.04)	(0.06)	(0.03)	0.03	(0.05)

Total from investment operations	0.03	0.00	0.03	0.10	0.03
Distributions to shareholders from
Net investment income	(0.08)	(0.07)	(0.06)	(0.07)	(0.08)
Tax basis return of capital	0.00	(0.02)	(0.02)	(0.02)	(0.00)[2]

Total distributions to shareholders	(0.08)	(0.09)	(0.08)	(0.09)	(0.08)
Net asset value, end of period	$8.96	$9.01	$9.10	$9.15	$9.14
Total return	0.37%	(0.05)%	0.38%	1.05%	0.37%
Ratios to average net assets (annualized)
Gross expenses	0.74%	0.72%	0.72%	0.73%	0.77%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	0.82%	0.71%	0.72%	0.78%	0.85%
Supplemental data
Portfolio turnover rate	2%	13%	10%	18%	10%
Net assets, end of period (000s omitted)	$18,805	$61,658	$66,037	$124,345	$102,284

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Adjustable Rate Government Fund	17

(For a share outstanding throughout each period)

	Year ended August 31
INSTITUTIONAL CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.01	$9.10	$9.15	$9.14	$9.19
Net investment income	0.09	0.08	0.08	0.08	0.09 [1]
Net realized and unrealized gains (losses) on investments	(0.04)	(0.07)	(0.03)	0.03	(0.04)

Total from investment operations	0.05	0.01	0.05	0.11	0.05
Distributions to shareholders from
Net investment income	(0.10)	(0.07)	(0.08)	(0.08)	(0.10)
Tax basis return of capital	0.00	(0.03)	(0.02)	(0.02)	(0.00)[2]

Total distributions to shareholders	(0.10)	(0.10)	(0.10)	(0.10)	(0.10)
Net asset value, end of period	$8.96	$9.01	$9.10	$9.15	$9.14
Total return	0.51%	0.09%	0.52%	1.19%	0.50%
Ratios to average net assets (annualized)
Gross expenses	0.47%	0.45%	0.46%	0.47%	0.51%
Net expenses	0.46%	0.45%	0.46%	0.46%	0.47%
Net investment income	0.98%	0.84%	0.87%	0.93%	0.98%
Supplemental data
Portfolio turnover rate	2%	13%	10%	18%	10%
Net assets, end of period (000s omitted)	$397,529	$702,617	$906,536	$844,221	$906,698

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Adjustable Rate Government Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Adjustable Rate Government Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through December 5, 2016.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Notes to financial statements	Wells Fargo Adjustable Rate Government Fund	19

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of August 31, 2017, the aggregate cost of all investments for federal income tax purposes was $619,552,395 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$8,017,219
Gross unrealized losses	(1,977,070)
Net unrealized gains	$6,040,149

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. The primary permanent differences causing such reclassifications are due to certain distributions paid and expiration of capital loss carryforwards. At August 31, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Overdistributed net investment income	Accumulated net realized losses on investments
$(23,851,989)	$822,849	$23,029,140

As of August 31, 2017, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $1,705,150 expiring in 2018 and $66,443 expiring in 2019.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

20	Wells Fargo Adjustable Rate Government Fund	Notes to financial statements

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Agency securities	$0	$617,239,354	$0	$617,239,354

Short-term investments
Investment companies	8,353,190	0	0	8,353,190
Total assets	$8,353,190	$617,239,354	$0	$625,592,544

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At August 31, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.35% and declining to 0.255% as the average daily net assets of the Fund increase. For the year ended August 31, 2017, the management fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through December 31, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.74% for Class A shares, 1.49% for Class C shares, and 0.60% for Administrator Class shares, and 0.46% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Notes to financial statements	Wells Fargo Adjustable Rate Government Fund	21

During the year ended August 31, 2017, State Street Bank and Trust Company (“State Street”), the Fund’s custodian, reimbursed the Fund $149,159 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in interest income on the Statement of Operations. In addition, Funds Management was also reimbursed $5,898 by State Street for waivers/reimbursements it made to the Fund to limit Fund expenses during the period the Fund was erroneously billed.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended August 31, 2017, Funds Distributor received $640 from the sale of Class A shares and $5,784 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A and Class B shares for the year ended August 31, 2017.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of U.S. government securities, excluding short-term securities, for the year ended August 31, 2017 were $18,372,173 and $171,753,440, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended August 31, 2017, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended August 31, 2017 and August 31, 2016 were as follows:

	Year ended August 31
	2017	2016
Ordinary income	$7,490,334	$8,456,352
Tax basis return of capital	0	2,885,862

As of August 31, 2017, the components of distributable earnings on a tax basis were as follows:

Unrealized gains	Capital loss carryforward
$6,040,149	$(1,771,593)

22	Wells Fargo Adjustable Rate Government Fund	Notes to financial statements

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Adjustable Rate Government Fund	23

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the summary portfolio of investments, of the Wells Fargo Adjustable Rate Government Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with custodians and brokers, or by other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Adjustable Rate Government Fund as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 26, 2017

24	Wells Fargo Adjustable Rate Government Fund	Other information (unaudited)

TAX INFORMATION

For the fiscal year ended August 31, 2017, $7,653,591 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Adjustable Rate Government Fund	25

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

26	Wells Fargo Adjustable Rate Government Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996: Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Advisory Board Members

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Advisory Board Member, since 2017	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	None
Pamela Wheelock (Born 1959)	Advisory Board Member, since 2017	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	None

Other information (unaudited)	Wells Fargo Adjustable Rate Government Fund	27

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 76 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

28	Wells Fargo Adjustable Rate Government Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Adjustable Rate Government Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2016. The Board considered these results in comparison to the performance of funds in a universe that was determined by

Other information (unaudited)	Wells Fargo Adjustable Rate Government Fund	29

Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than the average performance of the Universe for the ten-year period under review, but lower than the average performance of the Universe for the one-, three-, and five-year periods under review. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the Bloomberg Barclays 6-Month Treasury Bill Index, for the three-, five- and ten-year periods under review, but lower than its benchmark for the one-year period under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were equal to or in range of the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were equal to or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund

30	Wells Fargo Adjustable Rate Government Fund	Other information (unaudited)

family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Adjustable Rate Government Fund	31

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Distributor nor Wells Fargo Funds Management holds fund shareholder accounts or assets. This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

305814 10-17 A215/AR215 08-17

Annual Report

August 31, 2017

Wells Fargo Conservative Income Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Conservative Income Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Favorable economic news supported stocks, and interest rates moved higher.

Hiring remained strong, and business and consumer sentiment improved.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Conservative Income Fund for the 12-month period that ended August 31, 2017. Despite heightened market volatility at times, in general, global stocks delivered double-digit results and bond markets had smaller, but positive, results as well. U.S. and international stocks returned 16.23% and 18.88%, for the 12-month period, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net),2 respectively; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 0.49% and the Bloomberg Barclays Municipal Bond Index4 returned 0.26% as interest rates rose from low levels.

Election results and central banks’ policies commanded investor attention as 2016 closed.

During September and the fourth quarter of 2016, investors appeared intent on the prospective outcomes of elections in the U.S. and central-bank actions globally. Following Donald Trump’s election victory, U.S. stocks rallied. Investors appeared optimistic that the new administration would pursue progrowth policies. Favorable economic news supported stocks, and interest rates moved higher. At their mid-December meeting, U.S. Federal Reserve (Fed) officials raised the target interest rate by a quarter percentage point to a range from 0.50% to 0.75%. The fourth quarter also saw the implementation of the U.S. Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as the possibility of liquidity fees and redemption gates. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1.00 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

Equity and bond markets gained during the first quarter of 2017 on positive economic data.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to a range from 0.75% to 1.00%. With the Fed’s target interest rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	The Chicago Board Options Exchange Market Volatility Index (CBOE VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Conservative Income Fund	3

strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets because they benefited from both global economic growth and recent weakening in the U.S. dollar. Stocks in Asia, Europe, and Latin America also outperformed the U.S. market during the quarter.

Steady advancement in many markets marked the first eight months of 2017.

During the second quarter, most equity markets in the U.S. and abroad advanced. Steady, albeit modest, economic growth both in the U.S. and abroad and generally favorable corporate earnings announcements after the second quarter supported higher valuations. Within the economy, U.S. inflation trended lower despite the unemployment rate continuing to decline. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, in June, the Fed raised the target interest rate by a quarter percentage point to a range from 1.00% to 1.25%. In addition, the Fed indicated that it would begin to sell bonds accumulated on its balance sheet during quantitative easing programs conducted since 2008, likely beginning later this year. Early in July and again in August, volatility expectations increased and then receded, as measured by the CBOE VIX,5 amid geopolitical tensions (particularly in Asia) and declining investor optimism about President Trump’s potential to move forward with his agenda for tax and regulatory reforms.

Economic momentum increased in Europe; the European Central Bank held its rates steady at low levels and continued its quantitative easing bond-buying program, which is intended to spark economic activity. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Conservative Income Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income consistent with capital preservation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Andrew M. Greenberg, CFA®

Anthony J. Melville, CFA®

Jeffrey L. Weaver, CFA®

Average annual total returns (%) as of August 31, 2017

					Expense ratios[1] (%)
	Inception date	1 year	Since inception		Gross	Net[2]
Institutional Class (WCIIX)	5-31-2013	1.20	0.71		0.36	0.27
Bloomberg Barclays 6-9 Month Treasury Bill Index[3]	–	0.59	0.30	*	–	–
*	Based on the inception date of Institutional Class.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, mortgage- and asset-backed securities risk, and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Conservative Income Fund	5

Growth of $1,000,000 investment as of August 31, 2017[4]

[1]	Reflects the expense ratios as stated in the most recent prospectus. The expense ratios shown are subject to change and may differ from the annualized expense ratio shown in the financial highlights of this report.

[2]	The manager has contractually committed through December 31, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amount shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectus.

[3]	The Bloomberg Barclays 6-9 Month Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury bills that have a remaining maturity of less than nine months and more than six, are rated investment-grade, and have $250 million or more of outstanding face value. You cannot invest directly in an index.

[4]	The chart compares the performance of Institutional Class shares since inception with the performance of the Bloomberg Barclays 6-9 Month Treasury Bill Index. The chart assumes a hypothetical investment of $1,000,000 in Institutional Class shares and reflects all operating expenses.

[5]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[6]	The Bloomberg Barclays U.S. 1-3 Year Credit Index ex Baa measures the investment grade excluding Baa-rated, U.S.-dollar denominated, fixed-rate, taxable corporate and government-related bond markets with maturities between one and three years. It is composed of the U.S. Corporate Bond Index and a non-corporate component that includes non-U.S. agencies, sovereigns, supranationals, and local authorities. You cannot invest directly in an index.

[7]	The Bloomberg Barclays U.S. Floating Rate Note 0–3 Year ex Baa Index measures the investment grade excluding Baa-rated, U.S.-dollar denominated, floating-rate notes. Securities in the index have a remaining maturity of greater than or equal to one month and less than three years. You cannot invest directly in an index.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Conservative Income Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Bloomberg Barclays 6-9 Month Treasury Bill Index, for the 12-month period that ended August 31, 2017. Fund performance was driven by an emphasis on yield-advantaged sectors.

∎	The Fund is primarily invested in securities with a yield advantage over Treasuries, which added to the performance of the Fund. Corporate notes were the best-performing asset class within the portfolio, followed closely by municipals and asset-backed securities (ABS).

∎	We limited the Fund’s duration because we sought to minimize both interest-rate risk and the volatility of the Fund’s net asset value (NAV).

Ten largest holdings (%) as of August 31, 2017[5]
Berkshire Hathaway Finance Corporation, 1.77%, 3-7-2018	1.67
Cards II Trust Series 2017-1A Class A, 1.60%, 4-18-2022	1.65
Trillium Credit Card Trust II Series 2016-1A Class A, 1.95%, 5-26-2021	1.59
MassMutual Global Funding, 2.10%, 8-2-2018	1.51
Smart Trust Series 2016-2US Class A2A, 1.45%, 8-14-2019	1.49
Verizon Owner Trust Series 2016-1A Class A, 1.42%, 1-20-2021	1.47
Sumitomo Mitsui Trust Bank Limited, 2.21%, 10-18-2019	1.45
Nordea Bank AB, 1.79%, 5-29-2020	1.44
Protective Life Global Funding, 1.77%, 6-8-2018	1.44
AIG Global Funding, 1.65%, 12-15-2017	1.43

The yield-advantaged sectors added value.

The largest allocation of the Fund was to corporate bonds. For the 12-month time period that ended August 31, 2017, the Bloomberg Barclays U.S. 1-3 Year Credit Index ex Baa6 returned 68 basis points (bps;100 bps equal 1.00%) of excess return versus comparable-maturity Treasuries while the Bloomberg Barclays U.S. Floating Rate Note 0–3 Year ex Baa Index7 had excess returns of 106 bps.

The Fund’s allocation to the sectors we emphasize (commercial paper, ABS, municipal securities, and corporate bonds) changed during the year with a decrease of 7% in municipal securities due to valuation. We redeployed most of those assets to the corporate bond market—in particular to floating-rate notes (FRNs). Those securities performed well as the London Interbank Offered Rate (LIBOR) increased approximately 50 bps during the year that ended August 31, 2017. The increase in LIBOR translated into higher-coupon resets of the FRNs, most which reset every quarter.

The Fund maintained significant exposure to AAA-rated ABS throughout the year. The Fund held both fixed-and floating-rate short-dated tranches (one-year weighted average life) across ABS sectors, with particular emphasis on senior classes in equipment and prime auto-lease issuers. Sector fundamentals have been strong, and we continue to view the ABS sector as a defensive and liquid component of the Fund with a favorable profile.

Portfolio allocation as of August 31, 2017[8]

We kept duration relatively short due to concerns about higher interest rates.

The U.S. Federal Reserve (Fed) increased the federal funds rate by 25 bps three times during the reporting period, which caused short-term interest rates to move significantly higher. During the 12-month period that ended August 31, 2017, 1-year Treasury bill yields rose 63 bps to yield 1.22%, 2-year Treasury note yields rose 54 bps to yield 1.30%, and 3-year Treasury note yields fell 52 bps to yield 1.43%.

During the year, we maintained the Fund’s duration in a band from a low of 0.28 years to a high of 0.44 years. It was 0.42 years as of August 31, 2017. We expect to keep the Fund’s duration in a similar range going forward because the general expectation is for rates to move higher. We will consider adding opportunistically to duration if significant spikes in interest rates occur.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Conservative Income Fund	7

We see opportunities ahead.

Looking forward, we believe the Fed will raise the federal funds rate once more in 2017 and begin to reduce its balance sheet, which has increased dramatically since the financial crisis. We expect second-half 2017 corporate bond issuance to be less than during the first half of the year as well as less than it was in 2016. In contrast, the ABS market issuance increased in the first half of 2017 compared with the first half of 2016, resulting in more attractive spreads in the new-issue market compared with the secondary market. We expect to continue to position the Fund’s duration in a conservative manner in an effort to minimize the volatility of its NAV. We continue to rely on our significant credit research capabilities to avoid credit downgrades from companies that might leverage their balance sheets as a result of merger and acquisition activity.

Please see footnotes on page 5.

8	Wells Fargo Conservative Income Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs including management fees and other Fund expenses, This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2017 to August 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning account value 3-1-2017	Ending account value 8-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Institutional Class
Actual	$1,000.00	$1,006.66	$1.37	0.27%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.84	$1.38	0.27%

[1]	Expenses paid is equal to the annualized net expense ratio by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—August 31, 2017	Wells Fargo Conservative Income Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities: 24.40%
Ally Auto Receivables Trust Series 2017-2 Class A2	1.49%	11-15-2019	$2,075,000	$2,075,329
Ally Auto Receivables Trust Series 2017-3 Class A2	1.53	3-16-2020	3,150,000	3,150,527
AmeriCredit Automobile Receivables Trust Series 2016-1 Class A2A	1.52	6-10-2019	284,574	284,568
California Republic Auto Receivables Trust Series 2017-1 Class A2	1.64	11-15-2019	3,391,574	3,391,235
Cards II Trust Series 2017-1A Class A (1 Month LIBOR +0.37%) 144A±	1.60	4-18-2022	6,900,000	6,913,205
CarMax Auto Owner Trust Series 2017-3 Class A2A	1.64	9-15-2020	5,250,000	5,254,780
Citibank Credit Card Issuance Trust Series 2017-A2 Class A2	1.74	1-19-2021	4,000,000	4,011,235
Dell Equipment Finance Trust Series 2017-1 Class A2 144A	2.04	6-24-2019	1,425,000	1,426,846
Evergreen Credit Card Trust Series 2016-1 Class A (1 Month LIBOR +0.72%) 144A±	1.95	4-15-2020	5,000,000	5,017,359
Ford Credit Auto Owner Trust Series 2017 Class AA3	1.67	6-15-2021	1,750,000	1,751,210
Ford Credit Auto Owner Trust Series 2017-A Class A2A	1.33	12-15-2019	1,276,743	1,275,876
Ford Credit Auto Owner Trust Series 2017-A Class A2A	1.56	11-15-2019	1,150,000	1,150,502
GM Financial Automobile Leasing Trust Series 2015-2 Class A3	1.68	12-20-2018	1,428,082	1,429,114
GM Financial Automobile Leasing Trust Series 2017-1 Class A2A	1.67	9-20-2019	1,725,000	1,726,014
GM Financial Automobile Leasing Trust Series 2017-2 Class A2A	1.88	1-21-2020	1,000,000	1,001,226
GM Financial Securitized Term Auto Receivables Trust Series 2017-2A Class 2A 144A	1.61	5-18-2020	1,250,000	1,250,681
Golden Credit Card Trust Series 2015-1A Class A (1 Month LIBOR +0.44%) 144A±	1.67	2-15-2020	3,090,000	3,094,229
Hertz Fleet Lease Funding LP Series 2017-1 Class A1 (1 Month LIBOR +0.65%) 144A±	1.88	4-10-2031	2,000,000	2,001,513
Honda Auto Receivables Owner Trust Series 2015-4 Class A2	0.82	7-23-2018	34,342	34,331
Honda Auto Receivables Owner Trust Series 2016-4 Class A3	1.21	12-18-2020	5,000,000	4,973,664
Hyundai Auto Lease Securitization Trust Series 2016-A Class A2B (1 Month LIBOR +0.55%) 144A±	1.78	7-16-2018	851,745	852,148
Hyundai Auto Lease Securitization Trust Series 2017-B Class A2B (1 Month LIBOR +0.28%) 144A±	1.51	12-16-2019	1,180,000	1,181,012
Kubota Credit Owner Trust Series 2017-1A Class A2 144A	1.66	5-15-2020	4,725,000	4,727,667
Mercedes Benz Auto Lease Trust Series 2017-A Class A2A	1.53	8-15-2019	2,000,000	1,999,468
MMAF Equipment Finance LLC Series 2016-AA Class A2 144A	1.39	12-17-2018	1,656,004	1,655,815
Nissan Auto Lease Securitization Trust Series 2017-A Class A2A	1.82	9-16-2019	3,000,000	3,001,628
Nissan Auto Receivables Owner Trust Series 2016-A Class A2B (1 Month LIBOR +0.35%) ±	1.58	2-15-2019	1,120,953	1,121,649
Nissan Auto Receivables Owner Trust Series 2016-B Class A3	1.32	1-15-2021	2,144,000	2,136,865
Oscar US Funding Trust Series 2016-2A Class A2A 144A	2.31	11-15-2019	916,413	916,864
Oscar US Funding Trust Series 2017-1A Class A2B (1 Month LIBOR +0.80%) 144A±	2.03	5-11-2020	3,000,000	3,002,058
Santander Drive Auto Receivables Trust Series 2017-1 Class A2	1.49	2-18-2020	2,109,253	2,107,944
Smart Trust Series 2016-2US Class A2A	1.45	8-14-2019	6,261,805	6,237,641
TCF Auto Receivables Owner Trust Series 2016-1A Class A 144A	1.93	6-15-2022	3,752,099	3,751,180
TCF Auto Receivables Owner Trust Series 2016-1A Class A2 144A	1.39	11-15-2019	979,669	978,899
Trillium Credit Card Trust II Series 2016-1A Class A (1 Month LIBOR +0.72%) 144A±	1.95	5-26-2021	6,650,000	6,676,503
Verizon Owner Trust Series 2016-1A Class A 144A	1.42	1-20-2021	6,200,000	6,180,793
Volvo Financial Equipment LLC Series 2016-1A Class A2 144A	1.44	10-15-2018	1,856,715	1,856,634
Volvo Financial Equipment LLC Series 2017-1A Class A2 144A	1.55	10-15-2019	800,000	799,808
World Omni Auto Receivables Trust Series 2017-A Class A2	1.68	12-16-2019	1,900,000	1,901,725

Total Asset-Backed Securities (Cost $102,232,706)				102,299,745

Corporate Bonds and Notes: 30.81%

Consumer Discretionary: 1.02%

Media: 1.02%
NBCUniversal Enterprise Incorporated (3 Month LIBOR +0.69%) 144A±	1.99	4-15-2018	4,250,000	4,266,520

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Conservative Income Fund	Portfolio of investments—August 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Consumer Staples: 1.50%

Beverages: 1.50%
Anheuser-Busch InBev Finance Company	1.90%	2-1-2019	$1,250,000	$1,254,061
Anheuser-Busch InBev Worldwide Incorporated	2.20	8-1-2018	5,000,000	5,025,745

				6,279,806

Energy: 2.21%

Oil, Gas & Consumable Fuels: 2.21%
Chevron Corporation (3 Month LIBOR +0.17%) ±	1.49	11-15-2017	5,320,000	5,321,824
Exxon Mobil Corporation (3 Month LIBOR +0.60%) ±	1.92	2-28-2018	3,920,000	3,932,234

				9,254,058

Financials: 23.93%

Banks: 6.68%
Bank of America Corporation NA	1.65	3-26-2018	4,250,000	4,252,531
Branch Banking & Trust Corporation	6.85	4-30-2019	3,235,000	3,497,818
Citibank NA (3 Month LIBOR +0.34%) ±	1.61	3-20-2019	5,000,000	5,006,271
Credit Suisse (3 Month LIBOR +0.68%) ±	2.00	4-27-2018	2,500,000	2,508,690
HSBC USA Incorporated	1.63	1-16-2018	4,700,000	4,701,222
HSBC USA Incorporated	1.70	3-5-2018	2,000,000	2,001,380
JPMorgan Chase & Company	1.85	3-22-2019	2,000,000	2,002,917
JPMorgan Chase & Company (3 Month LIBOR +0.84%) ±	2.13	3-22-2019	4,000,000	4,033,377

				28,004,206

Capital Markets: 2.57%
Goldman Sachs Group Incorporated (3 Month LIBOR +1.04%) ±	2.35	4-25-2019	4,000,000	4,045,320
Goldman Sachs Group Incorporated	2.63	1-31-2019	1,650,000	1,667,042
Morgan Stanley (3 Month LIBOR +1.38%) ±	2.69	2-1-2019	5,000,000	5,071,557

				10,783,919

Consumer Finance: 4.79%
American Express Credit Corporation (3 Month LIBOR +0.33%) ±	1.64	5-3-2019	1,000,000	1,002,219
BMW US Capital LLC (3 Month LIBOR +0.41%) 144A±	1.66	9-13-2019	4,000,000	4,030,173
Daimler Finance North America LLC (3 Month LIBOR +0.53%) 144A±	1.84	5-5-2020	4,000,000	4,015,849
Daimler Finance North America LLC (3 Month LIBOR +0.62%) 144A±	1.93	10-30-2019	2,000,000	2,009,470
Nissan Motor Acceptance Corporation (3 Month LIBOR +0.39%) 144A±	1.69	7-13-2020	3,000,000	2,999,310
Nissan Motor Acceptance Corporation (3 Month LIBOR +1.01%) 144A±	2.23	3-8-2019	3,000,000	3,033,109
Toyota Motor Credit Corporation (3 Month LIBOR +0.38%) ±	1.68	4-6-2018	3,000,000	3,005,904

				20,096,034

Diversified Financial Services: 2.62%
AIG Global Funding 144A	1.65	12-15-2017	6,000,000	6,002,689
NYSE Holdings LLC	2.00	10-5-2017	5,000,000	5,002,924

				11,005,613

Insurance: 7.27%
Berkshire Hathaway Finance Corporation (3 Month LIBOR +0.55%) ±	1.77	3-7-2018	7,000,000	7,020,835
Jackson National Life Global Funding Company (3 Month LIBOR +0.58%) 144A±	1.89	10-13-2017	2,000,000	2,000,975

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2017	Wells Fargo Conservative Income Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Insurance (continued)
MassMutual Global Funding 144A	2.10%	8-2-2018	$6,315,000	$6,347,963
Metropolitan Life Global Funding 144A	1.35	9-14-2018	2,000,000	1,994,101
Metropolitan Life Global Funding I 144A	1.50	1-10-2018	473,000	473,089
Metropolitan Life Global Funding I (3 Month LIBOR +0.40%) 144A±	1.64	6-12-2020	3,000,000	3,016,116
Metropolitan Life Global Funding I 144A	3.65	6-14-2018	575,000	584,449
Principal Life Global Funding II (3 Month LIBOR +0.50%) 144A±	1.70	12-1-2017	3,000,000	3,003,346
Protective Life Global Funding (3 Month LIBOR +0.55%) 144A±	1.77	6-8-2018	6,000,000	6,020,552

				30,461,426

Health Care: 1.43%

Health Care Equipment & Supplies: 1.43%
Medtronic Incorporated	1.50	3-15-2018	6,000,000	5,999,870

Materials: 0.72%

Chemicals: 0.72%
E. I. du Pont de Nemours and Company (3 Month LIBOR +0.53%) ±	1.84	5-1-2020	3,000,000	3,026,502

Total Corporate Bonds and Notes (Cost $128,817,097)				129,177,954

Municipal Obligations: 2.07%

Michigan: 0.88%
Detroit MI Finance Authority Sub Series H-3 (Miscellaneous Revenue, Municipal Government Guaranty Insured)	1.39	11-1-2017	3,690,000	3,689,520

New York: 1.19%
Nassau County NY Series D (GO Revenue)	1.40	12-15-2017	5,000,000	5,003,550

Total Municipal Obligations (Cost $8,690,000)				8,693,070

Yankee Corporate Bonds and Notes: 19.90%

Energy: 2.49%

Oil, Gas & Consumable Fuels: 2.49%
BP Capital Markets plc (3 Month LIBOR +0.35%) ±	1.66	8-14-2018	5,400,000	5,415,012
TransCanada PipeLines Limited	1.63	11-9-2017	5,000,000	5,000,876

				10,415,888

Financials: 16.09%

Banks: 13.16%
ABN AMRO Bank NV 144A	2.10	1-18-2019	5,000,000	5,024,205
ABN AMRO Bank NV 144A	2.50	10-30-2018	2,000,000	2,016,704
Bank of Tokyo-Mitsubishi UFJ Limited (3 Month LIBOR +1.02%) 144A±	2.26	9-14-2018	1,250,000	1,259,542
Banque Federative du Credit Mutuel SA (3 Month LIBOR +0.49%) 144A±	1.80	7-20-2020	1,500,000	1,502,609
Banque Federative du Credit Mutuel SA 144A	2.00	4-12-2019	4,500,000	4,513,197
BNZ International Funding of London (3 Month LIBOR +0.70%) 144A±	2.02	2-21-2020	1,750,000	1,760,735
BPCE SA	2.50	7-15-2019	5,480,000	5,537,803
Export-Import Bank of Korea (3 Month LIBOR +0.70%) ±	2.02	5-26-2019	4,000,000	4,011,200
Export-Import Bank of Korea	2.88	9-17-2018	1,200,000	1,210,144
Industrial & Commercial Bank of China Limited (3 Month LIBOR +1.19%) ±	2.50	11-13-2017	1,500,000	1,500,659
ING Bank NV (3 Month LIBOR +0.61%) 144A±	1.93	8-15-2019	3,600,000	3,616,794

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Conservative Income Fund	Portfolio of investments—August 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Banks (continued)
Macquarie Bank Limited 144A	1.60%	10-27-2017	$2,000,000	$1,999,886
National Australia Bank (3 Month LIBOR +0.51%) 144A±	1.82	5-22-2020	1,000,000	1,003,311
Nordea Bank AB (3 Month LIBOR +0.47%) 144A±	1.79	5-29-2020	6,000,000	6,022,712
Rabobank Nederland NV (3 Month LIBOR +0.51%) ±	1.82	8-9-2019	3,000,000	3,018,028
Sumitomo Mitsui Banking Corporation (3 Month LIBOR +0.54%) ±	1.85	1-11-2019	2,000,000	2,009,139
Sumitomo Mitsui Trust Bank Limited (3 Month LIBOR +0.67%) ±	1.98	10-19-2018	3,100,000	3,115,296
Sumitomo Mitsui Trust Bank Limited (3 Month LIBOR +0.91%) 144A±	2.21	10-18-2019	6,000,000	6,059,254

				55,181,218

Capital Markets: 1.36%
Siemens Financieringsmaatschappij NV (3 Month LIBOR +0.32%) 144A±	1.56	9-13-2019	3,110,000	3,120,690
Siemens Financieringsmaatschappij NV (3 Month LIBOR +0.34%) 144A±	1.59	3-16-2020	2,560,000	2,563,997

				5,684,687

Diversified Financial Services: 1.57%
UBS AG (3 Month LIBOR +0.58%) 144A±	1.80	6-8-2020	4,000,000	4,014,256
UBS AG	5.75	4-25-2018	2,500,000	2,568,073

				6,582,329

Telecommunication Services: 1.32%

Wireless Telecommunication Services: 1.32%
America Movil SAB de CV	5.63	11-15-2017	5,500,000	5,541,162

Total Yankee Corporate Bonds and Notes (Cost $83,175,864)				83,405,284

Short-Term Investments: 22.66%

Certificates of Deposit: 2.03%
Barclays Bank plc (1 Month LIBOR +0.50%) ±	1.73	4-3-2018	5,000,000	5,000,000
Credit Suisse	2.41	3-8-2018	3,500,000	3,504,734

				8,504,734

Commercial Paper: 20.57%
ABN AMRO Funding LLC 144A(p)(z)	1.27	11-28-2017	450,000	448,555
Anglesea Funding LLC 144A(p)(z)	1.30	11-9-2017	5,000,000	4,987,350
Antalis SA 144A(p)(z)	1.50	1-10-2018	2,500,000	2,487,075
Atlantic Asset Securitization LLC 144A(p)(z)	1.46	10-4-2017	9,000,000	8,984,878
Barton Capital SA 144A(p)(z)	1.20	9-13-2017	3,500,000	3,498,348
CDP Financial Incorporated 144A(z)	1.32	12-1-2017	4,000,000	3,987,498
CDP Financial Incorporated 144A(z)	2.18	11-30-2017	2,500,000	2,492,284
Gotham Funding Corporation 144A(p)(z)	1.27	11-3-2017	4,150,000	4,140,631
Grand China Air Limited (z)	1.41	9-7-2017	3,000,000	2,999,288
Institutional Secured Funding LLC 144A(p)(z)	1.04	9-5-2017	5,100,000	5,099,137
La Fayette Asset Securitization LLC 144A(p)(z)	1.71	11-21-2017	9,350,000	9,321,739
Lexington Parker Capital Company LLC 144A(p)(z)	1.58	11-9-2017	9,000,000	8,976,495
LMA Americas LLC 144A(p)(z)	1.31	11-10-2017	1,000,000	997,420
LMA Americas LLC 144A(p)(z)	1.33	11-7-2017	2,000,000	1,995,078
LMA Americas LLC 144A(p)(z)	1.58	11-6-2017	3,000,000	2,992,730
Ontario Teachers Finance Trust 144A(z)	1.33	12-8-2017	1,750,000	1,743,782

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2017	Wells Fargo Conservative Income Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Commercial Paper (continued)
Ontario Teachers Finance Trust 144A(z)	1.41%	2-2-2018	$5,500,000	$5,467,368
Ontario Teachers Finance Trust 144A(z)	1.44	2-22-2018	2,000,000	1,986,272
Suncorp-Metway Limited 144A(z)	1.31	11-14-2017	1,450,000	1,446,066
Thunder Bay Funding LLC 144A(z)	1.37	12-15-2017	3,200,000	3,187,120
Victory Receivables Corporation 144A(p)(z)	1.28	10-6-2017	3,000,000	2,996,202
Victory Receivables Corporation 144A(p)(z)	1.28	11-8-2017	6,000,000	5,985,267

				86,220,583

	Yield		Shares
Investment Companies: 0.06%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.92		275,037	275,037

Total Short-Term Investments (Cost $94,978,226)				95,000,354

Total investments in securities (Cost $417,893,893)	99.84%	418,576,407
Other assets and liabilities, net	0.16	662,633

Total net assets	100.00%	$419,239,040

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(p)	Asset-backed commercial paper

(z)	Zero coupon security. The rate represents the current yield to maturity.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Investments In Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period
Investment companies - 0.06%
Wells Fargo Government Money Market Fund Select Class	1,664,143	210,970,165	212,359,271	275,037	$0	$0	$7,902	$275,037

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Conservative Income Fund	Statement of assets and liabilities—August 31, 2017

Assets
Investments in unaffiliated securities, at value (cost $417,618,856)	$418,301,370
Investments in affiliated securities, at value (cost $275,037)	275,037
Principal paydown receivable	179
Receivable for interest	1,106,387
Prepaid expenses and other assets	64,896

Total assets	419,747,869

Liabilities
Payable for Fund shares redeemed	349,800
Dividends payable	79,660
Management fee payable	51,875
Administration fee payable	27,494

Total liabilities	508,829

Total net assets	$419,239,040

NET ASSETS CONSIST OF
Paid-in capital	$418,403,686
Undistributed net investment income	5,094
Accumulated net realized gains on investments	147,746
Net unrealized gains on investments	682,514

Total net assets	$419,239,040

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Institutional Class	$419,239,040
Shares outstanding – Institutional Class[1]	41,861,457
Net asset value per share – Institutional Class	$10.01

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended August 31, 2017	Wells Fargo Conservative Income Fund	15

Investment income
Interest (net of foreign interest withholding taxes of $420)	$7,081,573
Income from affiliated securities	7,902

Total investment income	7,089,475

Expenses
Management fee	1,227,834
Administration fee
Institutional Class	392,907
Custody and accounting fees	30,999
Professional fees	40,504
Registration fees	64,360
Shareholder report expenses	2,183
Trustees’ fees and expenses	16,075
Other fees and expenses	5,720

Total expenses	1,780,582
Less: Fee waivers and/or expense reimbursements	(454,521)

Net expenses	1,326,061

Net investment income	5,763,414

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	358,571
Futures transactions	17,438

Net realized gains on investments	376,009
Net change in unrealized gains (losses) on investments	(76,758)

Net realized and unrealized gains (losses) on investments	299,251

Net increase in net assets resulting from operations	$6,062,665

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Conservative Income Fund	Statement of changes in net assets

	Year ended August 31, 2017		Year ended August 31, 2016

Operations
Net investment income		$5,763,414		$3,628,195
Net realized gains (losses) on investments		376,009		(138,973)
Net change in unrealized gains (losses) on investments		(76,758)		897,311

Net increase in net assets resulting from operations		6,062,665		4,386,533

Distributions to shareholders from
Net investment income – Institutional Class		(5,765,706)		(3,627,145)

Capital share transactions	Shares		Shares
Proceeds from shares sold – Institutional Class	32,361,100	323,882,718	56,931,115	568,933,214
Reinvestment of distributions – Institutional Class	500,446	5,007,754	283,774	2,837,186
Payment for shares redeemed – Institutional Class	(45,740,798)	(457,777,428)	(36,141,405)	(361,309,244)

Net increase (decrease) in net assets resulting from capital share transactions		(128,886,956)		210,461,156

Total increase (decrease) in net assets		(128,589,997)		211,220,544

Net assets
Beginning of period		547,829,037		336,608,493

End of period		$419,239,040		$547,829,037

Undistributed net investment income		$5,094		$7,386

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Conservative Income Fund	17

(For a share outstanding throughout each period)

	Year ended August 31
INSTITUTIONAL CLASS	2017	2016	2015	2014	2013[1]
Net asset value, beginning of period	$10.01	$10.00	$10.02	$9.99	$10.00
Net investment income	0.12	0.07	0.05	0.04	0.01
Net realized and unrealized gains (losses) on investments	0.00 [2]	0.01	(0.02)	0.03	(0.01)

Total from investment operations	0.12	0.08	0.03	0.07	0.00
Distributions to shareholders from
Net investment income	(0.12)	(0.07)	(0.05)	(0.04)	(0.01)
Net realized gains	0.00	0.00	(0.00)[2]	(0.00)[2]	0.00

Total distributions to shareholders	(0.12)	(0.07)	(0.05)	(0.04)	(0.01)
Net asset value, end of period	$10.01	$10.01	$10.00	$10.02	$9.99
Total return[3]	1.20%	0.79%	0.28%	0.74%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.36%	0.36%	0.38%	0.43%	0.74%
Net expenses	0.27%	0.27%	0.27%	0.27%	0.27%
Net investment income	1.17%	0.72%	0.48%	0.44%	0.44%
Supplemental data
Portfolio turnover rate	197%	269%	80%	55%	10%
Net assets, end of period (000s omitted)	$419,239	$547,829	$336,608	$143,418	$49,983

[1]	For the period from May 31, 2013 (commencement of class operations) to August 31, 2013

[2]	Amount is less than $0.005.

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Conservative Income Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Conservative Income Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Notes to financial statements	Wells Fargo Conservative Income Fund	19

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of August 31, 2017, the aggregate cost of all investments for federal income tax purposes was $417,893,893 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$761,643
Gross unrealized losses	(79,129)
Net unrealized gains	$682,514

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

20	Wells Fargo Conservative Income Fund	Notes to financial statements

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Asset-backed securities	$0	$102,299,745	$0	$102,299,745

Corporate bonds and notes	0	129,177,954	0	129,177,954

Municipal obligations	0	8,693,070	0	8,693,070

Yankee corporate bonds and notes	0	83,405,284	0	83,405,284

Short-term investments
Certificates of deposit	0	8,504,734	0	8,504,734
Commercial paper	0	86,220,583	0	86,220,583
Investment companies	275,037	0	0	275,037
Total assets	$275,037	$418,301,370	$0	$418,576,407

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At August 31, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.25% and declining to 0.18% as the average daily net assets of the Fund increase. For the year ended August 31, 2017, the management fee was equivalent to an annual rate of 0.25% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.10% and declining to 0.05% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee of 0.08% which is calculated based on the average daily net assets of the Institutional Class.

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through December 31, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.27% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Notes to financial statements	Wells Fargo Conservative Income Fund	21

During the year ended August 31, 2017, State Street Bank and Trust Company (“State Street”), the Fund’s custodian, reimbursed the Fund $484 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in interest income on the Statement of Operations. In addition, Funds Management was also reimbursed $863 by State Street for waivers/reimbursements it made to the Fund to limit Fund expenses during the period the Fund was erroneously billed.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended August 31, 2017 were $915,060,332 and $972,293,659, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2017, the Fund entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio. The Fund had an average notional amount of $5,397,244 in short futures contracts during the year ended August 31, 2017.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended August 31, 2017, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $5,765,706 and $3,627,145 of ordinary income for the years ended August 31, 2017 and August 31, 2016, respectively.

As of August 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$213,743	$18,757	$682,514

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

22	Wells Fargo Conservative Income Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Conservative Income Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with custodians and brokers, or by other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Conservative Income Fund as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 26, 2017

Other information (unaudited)	Wells Fargo Conservative Income Fund	23

TAX INFORMATION

For the fiscal year ended August 31, 2017, $4,067,741 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24	Wells Fargo Conservative Income Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Conservative Income Fund	25

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996: Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Advisory Board Members

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Advisory Board Member, since 2017	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	None
Pamela Wheelock (Born 1959)	Advisory Board Member, since 2017	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	None

26	Wells Fargo Conservative Income Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 76 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

Other information (unaudited)	Wells Fargo Conservative Income Fund	27

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Conservative Income Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2016. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc.

28	Wells Fargo Conservative Income Fund	Other information (unaudited)

(“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Institutional Class) was in range of the average performance of the Universe for the three-year period under review, but lower than the average performance of the Universe for the one-year period under review. The Board also noted that the performance of the Fund was higher than its benchmark, the Bloomberg Barclays 6-9 Month Treasury Bill Index for all periods under review. The Board noted the short performance history of the Fund.

The Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered this ratio in comparison to the median ratio of funds in a class-specific expense group that was determined by Broadridge to be similar to the Fund (the “Group”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Group and an explanation of how funds comprising expense groups and it expense ratio may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratio of the Fund was lower than the median net operating expense ratio of the expense Group.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rate payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rate payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rate with the average contractual investment management fee rate of funds in the expense Group at a common asset level as well as transfer agency costs of the funds in the expense Group. The Board noted that the Management Rate of the Fund was lower than the sum of these average rates for the Fund’s expense Group.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund.

Other information (unaudited)	Wells Fargo Conservative Income Fund	29

Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

30	Wells Fargo Conservative Income Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Distributor nor Wells Fargo Funds Management holds fund shareholder accounts or assets. This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

305815 10-17 A265/AR265 08-17

Annual Report

August 31, 2017

Wells Fargo Government Securities Fund

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*	A complete schedule of portfolio holdings as of the report date may be obtained, free of charge, by accessing the following website: https://www.wellsfargofunds.com/assets/edocs/regulatory/holdings/government-securities-ann.pdf or by calling Wells Fargo Funds at 1-800-222-8222. This complete schedule, filed on Form N-CSR, is also available on the SEC’s website at sec.gov.

The views expressed and any forward-looking statements are as of August 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Government Securities Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Favorable economic news supported stocks, and interest rates moved higher.

Hiring remained strong, and business and consumer sentiment improved.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Government Securities Fund for the 12-month period that ended August 31, 2017. Despite heightened market volatility at times, in general, global stocks delivered double-digit results and bond markets had smaller, but positive, results as well. U.S. and international stocks returned 16.23% and 18.88%, for the 12-month period, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net),2 respectively; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 0.49% and the Bloomberg Barclays Municipal Bond Index4 returned 0.26% as interest rates rose from low levels.

Election results and central banks’ policies commanded investor attention as 2016 closed.

During September and the fourth quarter of 2016, investors appeared intent on the prospective outcomes of elections in the U.S. and central-bank actions globally. Following Donald Trump’s election victory, U.S. stocks rallied. Investors appeared optimistic that the new administration would pursue progrowth policies. Favorable economic news supported stocks, and interest rates moved higher. At their mid-December meeting, U.S. Federal Reserve (Fed) officials raised the target interest rate by a quarter percentage point to a range from 0.50% to 0.75%. The fourth quarter also saw the implementation of the U.S. Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as the possibility of liquidity fees and redemption gates. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1.00 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

Equity and bond markets gained during the first quarter of 2017 on positive economic data.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to a range from 0.75% to 1.00%. With the Fed’s target interest rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	The Chicago Board Options Exchange Market Volatility Index (CBOE VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Government Securities Fund	3

strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets because they benefited from both global economic growth and recent weakening in the U.S. dollar. Stocks in Asia, Europe, and Latin America also outperformed the U.S. market during the quarter.

Steady advancement in many markets marked the first eight months of 2017.

During the second quarter, most equity markets in the U.S. and abroad advanced. Steady, albeit modest, economic growth both in the U.S. and abroad and generally favorable corporate earnings announcements after the second quarter supported higher valuations. Within the economy, U.S. inflation trended lower despite the unemployment rate continuing to decline. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, in June, the Fed raised the target interest rate by a quarter percentage point to a range from 1.00% to 1.25%. In addition, the Fed indicated that it would begin to sell bonds accumulated on its balance sheet during quantitative easing programs conducted since 2008, likely beginning later this year. Early in July and again in August, volatility expectations increased and then receded, as measured by the CBOE VIX,5 amid geopolitical tensions (particularly in Asia) and declining investor optimism about President Trump’s potential to move forward with his agenda for tax and regulatory reforms.

Economic momentum increased in Europe; the European Central Bank held its rates steady at low levels and continued its quantitative easing bond-buying program, which is intended to spark economic activity. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Government Securities Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Christopher Y. Kauffman, CFA®

Jay N. Mueller, CFA®

Michael Stanczyk‡

Average annual total returns (%) as of August 31, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SGVDX)	8-31-1999	(5.00)	0.30	3.11	(0.52)	1.23	3.59	0.88	0.86
Class C (WGSCX)	12-26-2002	(2.26)	0.47	2.82	(1.26)	0.47	2.82	1.63	1.61
Administrator Class (WGSDX)	4-8-2005	–	–	–	(0.31)	1.44	3.81	0.82	0.65
Institutional Class (SGVIX)	8-31-1999	–	–	–	(0.15)	1.60	3.99	0.55	0.49
Bloomberg Barclays U.S. Aggregate ex Credit Index[4]	–	–	–	–	(0.13)	1.69	3.95	–	–
Bloomberg Barclays Intermediate U.S. Government Bond Index[5]	–	–	–	–	0.09	1.12	3.21	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to mortgage- and asset-backed securities risk. The U.S. government guarantee applies to certain underlying securities and not to shares of the Fund. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Government Securities Fund	5

Growth of $10,000 investment as of August 31, 2017[6]

‡	Mr. Stanczyk became a portfolio manager of the Fund on May 23, 2017.

[1]	Effective June 20, 2008, the Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Historical performance shown for Class A shares through June 19, 2008, includes Advisor Class expenses.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The manager has contractually committed through December 31, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 0.85% for Class A, 1.60% for Class C, 0.64% for Administrator Class, and 0.48% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The Bloomberg Barclays U.S. Aggregate ex Credit Index is composed of the Bloomberg Barclays U.S. Government Bond Index and the Bloomberg Barclays U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, and mortgage-backed securities. You cannot invest directly in an index.

[5]	The Bloomberg Barclays Intermediate U.S. Government Bond Index is an unmanaged index composed of U.S. government securities with maturities in the one to 10-year range, including securities issued by the U.S. Treasury and U.S. government agencies. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares for the most recent ten years with the performance of the Bloomberg Barclays U.S. Aggregate ex Credit Index and the Bloomberg Barclays Intermediate U.S. Government Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[7]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Government Securities Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate ex Credit Index, for the 12-month period that ended August 31, 2017.

∎	An overweight allocation to higher-coupon mortgages detracted because the duration of higher-coupon pools extended more than lower-coupon pools as rates sold off during the period.

∎	The Fund’s overweight to securitized sectors, including commercial mortgage-backed securities (CMBS), collateralized mortgage obligations (CMOs), and asset-backed securities contributed to performance over the period due to the sectors’ yield advantage and narrowing spreads. The Fund’s yield-curve and conservative duration positioning contributed to results as interest rates rose and the Fund’s yield-positioning benefited from a flattening yield curve, whereby longer-term yields rose less than short-term rates did.

∎	The Fund’s underweight allocation to Ginnie Mae mortgages contributed as higher-than-expected supply combined with tepid overseas demand caused the sector to underperform Fannie Mae and Freddie Mac bonds.

Ten largest holdings (%) as of August 31, 2017[7]
FNMA, 4.50%, 9-13-2047	4.70
U.S. Treasury Note, 1.75%, 5-15-2023	4.29
GNMA, 3.50%, 9-21-2047	3.72
U.S. Treasury Note, 1.375%, 6-30-2023	3.42
FNMA, 3.00%, 12-1-2045	2.63
U.S. Treasury Bond, 3.75%, 11-15-2043	2.26
Resolution Funding Corporation STRIPS, 0.00%, 7-15-2020	2.25
GNMA, 3.00%, 11-20-2045	2.18
KfW, 1,25%, 9-30-2019	2.17
FNMA, 3.50%, 9-18-2032	2.16

Moderate economic growth persisted and policy normalization continued.

Over the past four quarters, U.S. gross domestic product (GDP) grew by 2.2% in real terms, which was close to the post–financial crisis average. Consumer spending was a significant source of strength, rising 2.6% for the 12-months that ended June 30, 2017. Business investment was a net contributor to growth, although it failed to keep pace with the consumer sector. International trade was a net detractor from GDP growth, while inventories and government spending were largely neutral factors.

The labor market generally was healthy over the past 12 months. Nonfarm payrolls expanded by an average of 175,000 jobs per month over the period, while the unemployment rate declined to 4.4% from 4.9% a year earlier. Also encouraging was a 0.4% rise in the employment/population ratio since August 2016, reflecting both the fall in unemployment and a modest increase in the labor force participation rate. Wage gains of about 2.5% over the past 12 months were sufficient to support consumption growth without sparking fears of rising inflation. The Consumer Price Index rose 1.7% over the past year, held in check by relatively stable energy prices.

The U.S. Federal Reserve’s rate-setting committee, the Federal Open Market Committee (FOMC), raised the federal funds rate three times over the past 12 months by a total of 0.75%. The FOMC’s most recent move on June 14, 2017, was supported by a statement citing a labor market that had “continued to strengthen.” Economic activity was characterized as “rising moderately,” while an inflation rate somewhat below target was expected to “stabilize around the FOMC’s 2% objective over the medium term.”

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Government Securities Fund	7

Portfolio allocation as of August 31, 2017[8]

Sector allocations were overweight securitized investments.

We continued to find relative value among securitized bonds, particularly residential mortgage-backed securities (MBS) and CMBS. Within the MBS sector, the Fund was positioned with an underweight versus the benchmark and an emphasis on higher-coupon paper. The Fund also maintained an underweight to Ginnie Mae bonds due to their rich valuations, deteriorating prepayment fundamentals, and poor supply/demand technicals. The underweight to MBS—and Ginnie Mae bonds, in particular—contributed to results. However, the Fund’s overweight to higher-coupon 30-year and 15-year mortgages detracted because the duration of those pools extended as rates rose. For the period, the Fund maintained an overweight to agency CMBS and a neutral or underweight position to nonagency CMBS. The Fund’s overweight to agency CMBS contributed to results. In lieu of holding cash (given its low yield), we instead purchased short-maturity agency and Treasury bonds as well as floating-rate agency CMOs. This allowed the Fund to earn additional income without significant incremental interest-rate or credit risk.

We expect moderate economic growth to continue.

We expect macroeconomic trends to remain relatively consistent in the coming quarters. Real GDP growth in the area of 2% is likely to persist, barring some external shock or a major fiscal policy shift. The latter remains a possibility, as both the U.S. administration and congressional leadership have targeted tax reform as a high priority. However, the failure to pass a health care bill earlier this year suggests that a material change to the U.S. tax code may be difficult to accomplish.

Please see footnotes on page 5.

8	Wells Fargo Government Securities Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2017 to August 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2017	Ending account value 8-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,019.66	$4.33	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%
Class C
Actual	$1,000.00	$1,015.82	$8.13	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.14	$8.13	1.60%
Administrator Class
Actual	$1,000.00	$1,020.73	$3.26	0.64%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.98	$3.26	0.64%
Institutional Class
Actual	$1,000.00	$1,021.57	$2.45	0.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.79	$2.45	0.48%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Summary portfolio of investments—August 31, 2017	Wells Fargo Government Securities Fund	9

The Summary portfolio of investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category.

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Agency Securities: 83.44%
FHLB	5.63%	3-14-2036	$6,150,000	$8,483,144	0.82%
FHLMC (1 Month LIBOR +0.35%) ±	1.58	4-15-2030	8,914,168	8,907,147	0.86
FHLMC	2.75	3-25-2027	6,935,108	7,114,914	0.69
FHLMC	3.50	8-1-2045	6,798,709	7,049,812	0.68
FHLMC	3.50	11-1-2045	12,130,745	12,578,782	1.22
FHLMC	3.50	12-1-2045	8,618,536	8,936,854	0.87
FHLMC	1.27-10.50	4-1-2018 to 1-15-2054	134,569,834	95,659,099	9.29
FNMA ¤	0.00	10-9-2019	10,000,000	9,646,493	0.94
FNMA	1.88	9-24-2026	9,060,000	8,762,895	0.85
FNMA (1 Month LIBOR +0.75%) ±	1.98	2-25-2040	7,329,163	7,442,259	0.72
FNMA	2.13	4-24-2026	9,410,000	9,330,947	0.91
FNMA %%	3.00	9-18-2032	19,125,000	19,746,563	1.92
FNMA	3.00	11-1-2045	11,804,462	11,943,994	1.16
FNMA	3.00	12-1-2045	26,751,317	27,067,525	2.63
FNMA ##	3.00	11-1-2046	20,196,354	20,435,081	1.98
FNMA	3.31	9-25-2020	16,301,477	16,918,840	1.64
FNMA	3.44	1-1-2024	8,129,382	8,356,353	0.81
FNMA	3.45	10-1-2027	7,035,367	7,420,494	0.72
FNMA %%	3.50	9-18-2032	21,320,000	22,253,584	2.16
FNMA	3.50	2-1-2045	17,589,280	18,235,800	1.77
FNMA	3.50	4-1-2045	7,152,384	7,415,281	0.72
FNMA	3.50	5-1-2046	7,317,541	7,586,508	0.74
FNMA	4.00	2-1-2046	7,312,211	7,725,934	0.75
FNMA	4.00	4-1-2046	18,968,587	20,042,771	1.95
FNMA %%	4.00	9-13-2047	10,400,000	10,987,031	1.07
FNMA %%	4.50	9-13-2047	45,002,000	48,401,762	4.70
FNMA	5.00	8-1-2040	11,517,777	12,610,014	1.22
FNMA %%	6.00	9-13-2047	15,585,000	17,525,515	1.70
FNMA	0.00-11.00	5-1-2017 to 4-25-2050	166,409,630	170,676,631	16.57
GNMA	3.00	11-20-2045	21,992,921	22,466,540	2.18
GNMA %%	3.50	9-21-2047	36,705,000	38,274,998	3.72
GNMA	4.00	5-20-2047	13,019,984	13,790,016	1.34
GNMA	4.00	6-20-2047	7,776,978	8,234,842	0.80
GNMA	0.01-10.00	12-15-2018 to 5-20-2066	87,570,261	53,554,221	5.20
Resolution Funding Corporation STRIPS ¤	0.00	10-15-2019	20,805,000	20,142,155	1.96
Resolution Funding Corporation STRIPS ¤	0.00	7-15-2020	24,300,000	23,199,809	2.25
Resolution Funding Corporation STRIPS ¤	0.00	4-15-2030	6,100,000	4,294,293	0.42
TVA ¤	0.00	11-1-2025	10,000,000	8,050,739	0.78
TVA	2.88	2-1-2027	8,515,000	8,837,472	0.86
TVA	4.63	9-15-2060	7,585,000	9,381,416	0.91
TVA	5.38	4-1-2056	5,000,000	6,940,835	0.67
Other securities				3,023,984	0.29

Total Agency Securities (Cost $847,802,234)				859,453,347	83.44

Asset-Backed Securities: 1.48%
Other securities				15,297,355	1.48

Total Asset-Backed Securities (Cost $15,222,551)				15,297,355	1.48

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Government Securities Fund	Summary portfolio of investments—August 31, 2017

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Corporate Bonds and Notes: 0.82%

Utilities: 0.82%

Electric Utilities: 0.82%
Other securities				$8,488,030	0.82%

Total Corporate Bonds and Notes (Cost $9,073,209)				8,488,030	0.82

Municipal Obligations: 4.98%

Florida: 0.72%
Escambia County FL HFA ACTS Retirement-Life Communities Incorporated Series B (Health Revenue, AGC Insured, TD Bank NA SPA) ø	0.86%	11-15-2029	$7,375,000	7,375,000	0.72

Illinois: 0.97%
Illinois Finance Authority Advocate Health Care Network Series C (Health Revenue, Northern Trust Company SPA) ø	0.78	11-1-2038	10,000,000	10,000,000	0.97

Iowa: 1.07%
Iowa Finance Authority Midwestern Disaster Area Project (Industrial Development Revenue, Korea Development Bank LOC) ø	1.09	4-1-2022	11,000,000	11,000,000	1.07

New York: 0.97%
New York Metropolitan Transportation Authority Subordinate Series E-2 (Transportation Revenue, Bank of Tokyo-Mitsubishi LOC) ø	0.77	11-15-2050	10,000,000	10,000,000	0.97

Texas: 1.25%
Other securities				12,889,970	1.25

Total Municipal Obligations (Cost $50,541,895)				51,264,970	4.98

Non-Agency Mortgage-Backed Securities: 2.88%
Other securities				29,635,512	2.88

Total Non-Agency Mortgage-Backed Securities (Cost $29,458,680)				29,635,512	2.88

U.S. Treasury Securities: 13.79%
U.S. Treasury Bond ##	2.88	11-15-2046	20,080,000	20,666,713	2.01
U.S. Treasury Bond ##	3.75	11-15-2043	19,415,000	23,323,027	2.26
U.S. Treasury Bond ##	3.00-4.63	2-15-2040 to 5-15-2047	11,895,000	13,539,477	1.31
U.S. Treasury Note ##	1.38	6-30-2023	36,180,000	35,275,500	3.43
U.S. Treasury Note ##	1.75	5-15-2023	44,400,000	44,230,031	4.29
Other securities				5,012,305	0.49

Total U.S. Treasury Securities (Cost $138,290,618)				142,047,053	13.79

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—August 31, 2017	Wells Fargo Government Securities Fund	11

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Yankee Corporate Bonds and Notes: 3.28%

Financials: 2.79%

Banks: 2.79%
KfW	1.25%	9-30-2019	$22,500,000	$22,377,010	2.17%
Other securities				6,396,372	0.62

				28,773,382	2.79

Industrials: 0.49%

Transportation Infrastructure: 0.49%
Other securities				5,001,598	0.49

Total Yankee Corporate Bonds and Notes (Cost $34,193,884)				33,774,980	3.28

Yankee Government Bonds: 4.16%
Hashemite Kingdom of Jordan	3.00	6-30-2025	9,800,000	10,309,560	1.00
State of Israel	5.50	12-4-2023	9,030,000	10,859,703	1.05
State of Israel	5.50	9-18-2033	7,566,000	10,259,817	1.00
Ukraine	1.47	9-29-2021	11,630,000	11,470,646	1.11

Total Yankee Government Bonds (Cost $43,028,130)				42,899,726	4.16

	Yield		Shares
Short-Term Investments: 0.90%

Investment Companies: 0.69%
Wells Fargo Government Money Market Fund Select Class ##(l)(u)	0.92		7,067,691	7,067,691	0.69

			Principal
U.S. Treasury Securities: 0.21%
U.S. Treasury Bill (z)#	0.92	9-14-2017	$2,225,000	2,224,283	0.21

Total Short-Term Investments (Cost $9,291,899)				9,291,974	0.90

Total investments in securities (Cost $1,176,903,100)				1,192,152,947	115.73%
Other assets and liabilities, net				(162,021,541)	(15.73)

Total net assets				$1,030,131,406	100.00%

±	Variable rate investment. The rate shown is the rate in effect at period end.

¤	The security is issued in zero coupon form with no periodic interest payments.

%%	Security issued on a when-issued basis.

##	All or a portion of this security has been segregated for when-issued securities.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Government Securities Fund	Summary portfolio of investments—August 31, 2017

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
10-Year U.S. Treasury Notes	53	12-19-2017	$6,710,359	$6,730,172	$19,813	$0
5-Year U.S. Treasury Notes	160	12-29-2017	18,936,409	18,960,000	23,591	0
Short
U.S. Treasury Bonds	29	12-19-2017	4,534,970	4,526,719	8,251	0
Ultra U.S. Treasury Bonds	40	12-19-2017	6,777,197	6,762,500	14,697	0
2-Year U.S. Treasury Notes	170	12-29-2017	36,781,583	36,773,125	8,458	0

Investments In Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period
Investment companies - 0.69%
Wells Fargo Government Money Market Fund Select Class	104,476,392	576,904,026	674,312,727	7,067,691	$0	$0	$144,397	$7,067,691

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—August 31, 2017	Wells Fargo Government Securities Fund	13

Assets
Investment in unaffiliated securities, at value (cost $1,169,835,409)	$1,185,085,256
Investment in affiliated securities, at value (cost $7,067,691)	7,067,691
Receivable from broker	575,000
Principal paydown receivable	279,996
Receivable for Fund shares sold	669,334
Receivable for interest	4,338,471
Receivable for daily variation margin on open futures contracts	20,359
Prepaid expenses and other assets	69,876

Total assets	1,198,105,983

Liabilities
Distributions payable	130,961
Payable for investments purchased	163,378,823
Payable for Fund shares redeemed	3,287,082
Payable for daily variation margin on open futures contracts	45,343
Due to custodian bank	527,364
Management fee payable	318,128
Distribution fees payable	12,851
Administration fees payable	102,613
Accrued expenses and other liabilities	171,412

Total liabilities	167,974,577

Total net assets	$1,030,131,406

NET ASSETS CONSIST OF
Paid-in capital	$1,040,874,602
Overdistributed net investment income	(12,908,206)
Accumulated net realized losses on investments	(13,159,647)
Net unrealized gains on investments	15,324,657

Total net assets	$1,030,131,406

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$394,645,312
Shares outstanding – Class A1	35,842,317
Net asset value per share – Class A	$11.01
Maximum offering price per share – Class A2	$11.53
Net assets – Class C	$20,131,728
Shares outstanding – Class C1	1,828,659
Net asset value per share – Class C	$11.01
Net assets – Administrator Class	$198,520,374
Shares outstanding – Administrator Class[1]	18,035,786
Net asset value per share – Administrator Class	$11.01
Net assets – Institutional Class	$416,833,992
Shares outstanding – Institutional Class[1]	37,891,719
Net asset value per share – Institutional Class	$11.00

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Government Securities Fund	Statement of operations—year ended August 31, 2017

Investment income
Interest	$24,666,619
Income from affiliated securities	144,397

Total investment income	24,811,016

Expenses
Management fee	4,819,205
Administration fees
Class A	694,013
Class B	63 [1]
Class C	37,306
Administrator Class	212,268
Institutional Class	353,335
Shareholder servicing fees
Class A	1,084,395
Class B	98 [1]
Class C	58,292
Administrator Class	530,672
Distribution fees
Class B	295 [1]
Class C	174,875
Custody and accounting fees	77,900
Professional fees	77,446
Registration fees	107,047
Shareholder report expenses	66,656
Trustees’ fees and expenses	23,407
Other fees and expenses	9,078

Total expenses	8,326,351
Less: Fee waivers and/or expense reimbursements	(787,184)

Net expenses	7,539,167

Net investment income	17,271,849

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized losses on:
Unaffiliated securities	(8,621,672)
Futures transactions	(1,598,163)

Net realized losses on investments	(10,219,835)

Net change in unrealized gains (losses) on:
Unaffiliated securities	(14,641,698)
Futures transactions	124,855

Net change in unrealized gains (losses) on investments	(14,516,843)

Net realized and unrealized gains (losses) on investments	(24,736,678)

Net decrease in net assets resulting from operations	$(7,464,829)

[1]	For the period from September 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Government Securities Fund	15

	Year ended August 31, 2017		Year ended August 31, 2016

Operations
Net investment income		$17,271,849		$13,282,891
Net realized gains (losses) on investments		(10,219,835)		28,916,467
Net change in unrealized gains (losses) on investments		(14,516,843)		9,139,201

Net increase (decrease) in net assets resulting from operations		(7,464,829)		51,338,559

Distributions to shareholders from
Net investment income
Class A		(6,111,858)		(4,277,535)
Class B		(161)[1]		(460)
Class C		(153,118)		(43,846)
Administrator Class		(3,440,050)		(2,494,382)
Institutional Class		(7,854,351)		(6,145,974)
Investor Class		N/A		(357,823)[2]
Net realized gains
Class A		(11,051,306)		(2,466,148)
Class B		0 [1]		(1,682)
Class C		(620,183)		(126,823)
Administrator Class		(5,318,345)		(1,082,005)
Institutional Class		(11,260,803)		(2,329,746)

Total distributions to shareholders		(45,810,175)		(19,326,424)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	5,048,546	55,448,268	32,719,497	369,783,886
Class B	0 [1]	0 [1]	2,994	33,790
Class C	136,498	1,516,128	488,159	5,542,743
Administrator Class	4,525,225	49,877,489	6,521,712	73,851,766
Institutional Class	7,840,553	86,219,813	11,565,396	130,810,305
Investor Class	N/A	N/A	600,036 [2]	6,759,663 [2]

		193,061,698		586,782,153

Reinvestment of distributions
Class A	1,449,536	15,775,799	558,652	6,314,765
Class B	13 [1]	140 [1]	177	1,990
Class C	29,801	323,374	5,883	66,185
Administrator Class	793,271	8,634,028	311,755	3,525,508
Institutional Class	1,609,211	17,516,581	699,980	7,911,915
Investor Class	N/A	N/A	17,945 [2]	202,596 [2]

		42,249,922		18,022,959

Payment for shares redeemed
Class A	(12,626,464)	(138,762,406)	(12,040,442)	(136,746,177)
Class B	(16,453)[1]	(185,560)[1]	(34,578)	(390,963)
Class C	(691,050)	(7,592,167)	(546,462)	(6,193,763)
Administrator Class	(7,198,458)	(79,199,255)	(6,220,352)	(70,339,734)
Institutional Class	(13,914,348)	(152,833,222)	(11,747,802)	(132,884,647)
Investor Class	N/A	N/A	(27,120,176)[2]	(306,372,686)[2]

		(378,572,610)		(652,927,970)

Net decrease in net assets resulting from capital share transactions		(143,260,990)		(48,122,858)

Total decrease in net assets		(196,535,994)		(16,110,723)

Net assets
Beginning of period		1,226,667,400		1,242,778,123

End of period		$1,030,131,406		$1,226,667,400

Overdistributed net investment income		$(12,908,206)		$(12,618,720)

[1]	For the period from September 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

[2]	For the period from September 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Government Securities Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$11.51	$11.22	$11.11	$10.77	$11.48
Net investment income	0.15	0.11 [1]	0.07 [1]	0.05	0.07
Net realized and unrealized gains (losses) on investments	(0.22)	0.34	0.13	0.40	(0.42)

Total from investment operations	(0.07)	0.45	0.20	0.45	(0.35)
Distributions to shareholders from
Net investment income	(0.16)	(0.10)	(0.09)	(0.11)	(0.09)
Net realized gains	(0.27)	(0.06)	0.00	0.00	(0.27)

Total distributions to shareholders	(0.43)	(0.16)	(0.09)	(0.11)	(0.36)
Net asset value, end of period	$11.01	$11.51	$11.22	$11.11	$10.77
Total return[2]	(0.52)%	4.03%	1.84%	4.19%	(3.22)%
Ratios to average net assets (annualized)
Gross expenses	0.88%	0.87%	0.87%	0.88%	0.85%
Net expenses	0.85%	0.85%	0.85%	0.86%	0.85%
Net investment income	1.38%	0.94%	0.59%	0.56%	0.67%
Supplemental data
Portfolio turnover rate	299%	397%	349%	349%	341%
Net assets, end of period (000s omitted)	$394,645	$483,112	$232,545	$173,772	$202,955

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Government Securities Fund	17

(For a share outstanding throughout each period)

	Year ended August 31
CLASS C	2017	2016	2015	2014	2013
Net asset value, beginning of period	$11.51	$11.21	$11.11	$10.77	$11.48
Net investment income (loss)	0.07 [1]	0.02 [1]	(0.01)[1]	(0.02)[1]	(0.02)
Net realized and unrealized gains (losses) on investments	(0.23)	0.36	0.12	0.39	(0.42)

Total from investment operations	(0.16)	0.38	0.11	0.37	(0.44)
Distributions to shareholders from
Net investment income	(0.07)	(0.02)	(0.01)	(0.03)	(0.00)[2]
Net realized gains	(0.27)	(0.06)	0.00	0.00	(0.27)

Total distributions to shareholders	(0.34)	(0.08)	(0.01)	(0.03)	(0.27)
Net asset value, end of period	$11.01	$11.51	$11.21	$11.11	$10.77
Total return[3]	(1.26)%	3.25%	1.08%	3.42%	(3.94)%
Ratios to average net assets (annualized)
Gross expenses	1.63%	1.62%	1.62%	1.63%	1.60%
Net expenses	1.60%	1.60%	1.60%	1.61%	1.60%
Net investment income (loss)	0.63%	0.16%	(0.13)%	(0.20)%	(0.08)%
Supplemental data
Portfolio turnover rate	299%	397%	349%	349%	341%
Net assets, end of period (000s omitted)	$20,132	$27,085	$26,981	$31,908	$44,647

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Government Securities Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
ADMINISTRATOR CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$11.51	$11.21	$11.11	$10.76	$11.48
Net investment income	0.18 [1]	0.13	0.10	0.06	0.09
Net realized and unrealized gains (losses) on investments	(0.23)	0.36	0.12	0.42	(0.43)

Total from investment operations	(0.05)	0.49	0.22	0.48	(0.34)
Distributions to shareholders from
Net investment income	(0.18)	(0.13)	(0.12)	(0.13)	(0.11)
Net realized gains	(0.27)	(0.06)	0.00	0.00	(0.27)

Total distributions to shareholders	(0.45)	(0.19)	(0.12)	(0.13)	(0.38)
Net asset value, end of period	$11.01	$11.51	$11.21	$11.11	$10.76
Total return	(0.31)%	4.34%	1.97%	4.51%	(3.10)%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.81%	0.80%	0.81%	0.79%
Net expenses	0.64%	0.64%	0.64%	0.64%	0.64%
Net investment income	1.60%	1.13%	0.82%	0.79%	0.88%
Supplemental data
Portfolio turnover rate	299%	397%	349%	349%	341%
Net assets, end of period (000s omitted)	$198,520	$229,169	$216,428	$211,589	$339,446

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Government Securities Fund	19

(For a share outstanding throughout each period)

	Year ended August 31
INSTITUTIONAL CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$11.50	$11.21	$11.10	$10.76	$11.47
Net investment income	0.19 [1]	0.15	0.11 [1]	0.10	0.11
Net realized and unrealized gains (losses) on investments	(0.22)	0.35	0.14	0.39	(0.42)

Total from investment operations	(0.03)	0.50	0.25	0.49	(0.31)
Distributions to shareholders from
Net investment income	(0.20)	(0.15)	(0.14)	(0.15)	(0.13)
Net realized gains	(0.27)	(0.06)	0.00	0.00	(0.27)

Total distributions to shareholders	(0.47)	(0.21)	(0.14)	(0.15)	(0.40)
Net asset value, end of period	$11.00	$11.50	$11.21	$11.10	$10.76
Total return	(0.15)%	4.42%	2.22%	4.59%	(2.86)%
Ratios to average net assets (annualized)
Gross expenses	0.55%	0.54%	0.54%	0.55%	0.52%
Net expenses	0.48%	0.48%	0.48%	0.48%	0.48%
Net investment income	1.75%	1.28%	0.99%	0.94%	1.05%
Supplemental data
Portfolio turnover rate	299%	397%	349%	349%	341%
Net assets, end of period (000s omitted)	$416,834	$487,113	$468,859	$540,684	$565,573

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Government Securities Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Government Securities Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund. Information for Investor Class shares reflected in the financial statements represents activity through October 23, 2015.

Effective at the close of business on December 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through August 31, 2017.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Notes to financial statements	Wells Fargo Government Securities Fund	21

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

TBA sale commitments

The Fund may enter into To Be Announced (“TBA”) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or offsetting TBA purchase commitments, which are deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Securities valuation”. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Inflation-indexed bonds and TIPS

The Fund may invest in inflation-indexed bonds, including Treasury inflation-protected securities (TIPS). Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital.

22	Wells Fargo Government Securities Fund	Notes to financial statements

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of August 31, 2017, the aggregate cost of all investments for federal income tax purposes was $1,177,047,823 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$20,332,086
Gross unrealized losses	(5,152,152)
Net unrealized gains	$15,179,934

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At August 31, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Overdistributed net investment income	Accumulated net realized losses on investments
$(1,797)	$1,797

As of August 31, 2017, the Fund had current year net deferred post-October capital losses consisting of $12,278,768 in short-term losses which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Government Securities Fund	23

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Agency securities	$0	$859,453,335	$12	$859,453,347

Asset-backed securities	0	15,297,355	0	15,297,355

Corporate bonds and notes	0	8,488,030	0	8,488,030

Municipal obligations	0	51,264,970	0	51,264,970

Non-agency mortgage-backed securities	0	29,635,512	0	29,635,512

U.S. Treasury securities	142,047,053	0	0	142,047,053

Yankee corporate bonds and notes	0	33,774,980	0	33,774,980

Yankee government bonds	0	42,899,726	0	42,899,726

Short-term investments
Investment companies	7,067,691	0	0	7,067,691
U.S. Treasury securities	2,224,283	0	0	2,224,283

	151,339,027	1,040,813,908	12	1,192,152,947

Futures contracts	20,359	0	0	20,359
Total assets	$151,359,386	$1,040,813,908	$12	$1,192,173,306
Liabilities
Futures contracts	$45,343	$0	$0	$45,343
Total liabilities	$45,343	$0	$0	$45,343

Futures contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All other assets and liabilities are reported at their market value at measurement date.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At August 31, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.45% and declining to 0.33% as the average daily net assets of the Fund increase. For the year ended August 31, 2017, the management fee was equivalent to an annual rate of 0.43% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus

24	Wells Fargo Government Securities Fund	Notes to financial statements

account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through December 31, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.85% for Class A shares, 1.60% for Class C shares, 0.64% for Administrator Class shares, and 0.48% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended August 31, 2017, State Street Bank and Trust Company (“State Street”), the Fund’s custodian, reimbursed the Fund $132,428 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in interest income on the Statement of Operations. In addition, Funds Management was also reimbursed $3,159 by State Street for waivers/reimbursements it made to the Fund to limit Fund expenses during the period the Fund was erroneously billed.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended August 31, 2017, Funds Distributor received $1,572 from the sale of Class A shares and $92 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A and Class B shares for the year ended August 31, 2017.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2017 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$3,535,538,021	$230,707,100	$3,783,947,571	$72,464,826

Notes to financial statements	Wells Fargo Government Securities Fund	25

6. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2017, the Fund entered into futures contracts to speculate on interest rates. The Fund had an average notional amount of $38,840,121 and $51,221,920 in long futures contracts and short futures contracts, respectively, during the year ended August 31, 2017.

On August 31, 2017, the cumulative unrealized gains on futures contracts in the amount of $74,810 are reflected in net unrealized gains on investments on the Statement of Assets and Liabilities. The receivable and payable for daily variation margin on open futures contracts reflected in the Statement of Assets and Liabilities only represents the current day’s variation margin. The realized losses and change in unrealized gains (losses) on futures contracts are reflected in the Statement of Operations.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
JPMorgan	$20,359	$(20,359)	$0	$0

Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities
JPMorgan	$45,343	$(20,359)	$(24,984)	$0
[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended August 31, 2017, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended August 31, 2017 and August 31, 2016 were as follows:

	Year ended August 31
	2017	2016
Ordinary income	$36,854,110	$15,673,747
Long-term capital gain	8,956,065	3,652,677

26	Wells Fargo Government Securities Fund	Notes to financial statements

As of August 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Post-October capital losses deferred
$490,073	$1,199,420	$(12,278,768)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Government Securities Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the summary portfolio of investments, of the Wells Fargo Government Securities Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with custodians and brokers, or by other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Government Securities Fund as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 26, 2017

28	Wells Fargo Government Securities Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $8,956,065 was designated as a 20% rate gain distribution for the fiscal year ended August 31, 2017.

For the fiscal year ended August 31, 2017, $16,649,042 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended August 31, 2017, $19,293,108 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended August 31, 2017, 9.38% of the ordinary income distributed was derived from interest on U.S. government

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Government Securities Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

30	Wells Fargo Government Securities Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996: Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Advisory Board Members

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Advisory Board Member, since 2017	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	None
Pamela Wheelock (Born 1959)	Advisory Board Member, since 2017	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	None

Other information (unaudited)	Wells Fargo Government Securities Fund	31

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 76 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

32	Wells Fargo Government Securities Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Government Securities Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2016. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark

Other information (unaudited)	Wells Fargo Government Securities Fund	33

index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was in range of its benchmark, the Bloomberg Barclays U.S. Aggregate ex Credit Index, for the one-, five- and ten-year periods under review, but lower than its benchmark for the three-year period under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or equal to the sum of these average rates for the Fund’s expense Groups for all share classes. The Board also discussed and accepted Funds Management’s proposal to revise the Management Agreement to reduce the management fees paid by the Fund to Funds Management.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of

34	Wells Fargo Government Securities Fund	Other information (unaudited)

profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board also discussed and accepted Funds Management’s proposal to revise the Management Agreement to reduce the management fees paid by the Fund to Funds Management. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Government Securities Fund	35

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Distributor nor Wells Fargo Funds Management holds fund shareholder accounts or assets. This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

305816 10-17 A216/AR216 08-17

Annual Report

August 31, 2017

Wells Fargo High Yield Bond Fund

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The views expressed and any forward-looking statements are as of August 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo High Yield Bond Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Favorable economic news supported stocks, and interest rates moved higher.

Hiring remained strong, and business and consumer sentiment improved.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo High Yield Bond Fund for the 12-month period that ended August 31, 2017. Despite heightened market volatility at times, in general, global stocks delivered double-digit results and bond markets had smaller, but positive, results as well. U.S. and international stocks returned 16.23% and 18.88%, for the 12-month period, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net),2 respectively; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 0.49% and the Bloomberg Barclays Municipal Bond Index4 returned 0.26% as interest rates rose from low levels.

Election results and central banks’ policies commanded investor attention as 2016 closed.

During September and the fourth quarter of 2016, investors appeared intent on the prospective outcomes of elections in the U.S. and central-bank actions globally. Following Donald Trump’s election victory, U.S. stocks rallied. Investors appeared optimistic that the new administration would pursue progrowth policies. Favorable economic news supported stocks, and interest rates moved higher. At their mid-December meeting, U.S. Federal Reserve (Fed) officials raised the target interest rate by a quarter percentage point to a range from 0.50% to 0.75%. The fourth quarter also saw the implementation of the U.S. Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as the possibility of liquidity fees and redemption gates. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1.00 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

Equity and bond markets gained during the first quarter of 2017 on positive economic data.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to a range from 0.75% to 1.00%. With the Fed’s target interest rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	The Chicago Board Options Exchange Market Volatility Index (CBOE VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo High Yield Bond Fund	3

strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets because they benefited from both global economic growth and recent weakening in the U.S. dollar. Stocks in Asia, Europe, and Latin America also outperformed the U.S. market during the quarter.

Steady advancement in many markets marked the first eight months of 2017.

During the second quarter, most equity markets in the U.S. and abroad advanced. Steady, albeit modest, economic growth both in the U.S. and abroad and generally favorable corporate earnings announcements after the second quarter supported higher valuations. Within the economy, U.S. inflation trended lower despite the unemployment rate continuing to decline. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, in June, the Fed raised the target interest rate by a quarter percentage point to a range from 1.00% to 1.25%. In addition, the Fed indicated that it would begin to sell bonds accumulated on its balance sheet during quantitative easing programs conducted since 2008, likely beginning later this year. Early in July and again in August, volatility expectations increased and then receded, as measured by the CBOE VIX,5 amid geopolitical tensions (particularly in Asia) and declining investor optimism about President Trump’s potential to move forward with his agenda for tax and regulatory reforms.

Economic momentum increased in Europe; the European Central Bank held its rates steady at low levels and continued its quantitative easing bond-buying program, which is intended to spark economic activity. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo High Yield Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of a high level of current income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio manager

Margaret D. Patel

Average annual total returns (%) as of August 31, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EKHAX)	1-20-1998	2.34	4.84	6.38	7.28	5.81	6.86	1.04	0.93
Class C (EKHCX)	1-21-1998	5.49	5.02	6.07	6.49	5.02	6.07	1.79	1.68
Administrator Class (EKHYX)	4-14-1998	–	–	–	7.74	6.09	7.13	0.98	0.80
Institutional Class (EKHIX)	10-31-2014	–	–	–	8.03	6.19	7.18	0.71	0.53
BofA Merrill Lynch U.S. High Yield Constrained Index[4]	–	–	–	–	8.78	6.50	7.96	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below investment-grade bond investments, such as credit risk (for example, risk of issuer default), below investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo High Yield Bond Fund	5

Growth of $10,000 investment as of August 31, 2017[5]

[1]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect the Institutional Class expenses. If these expenses had been included, returns for the Institutional Class shares would be higher. Historical performance shown for all classes of the Fund prior to July 12, 2010 is based on the performance of the Fund’s predecessor, Evergreen High Income Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through December 31, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The BofA Merrill Lynch U.S. High Yield Constrained Index is a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB–/Baa3, but are not in default. The BofA Merrill Lynch U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the performance of the BofA Merrill Lynch U.S. High Yield Constrained Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/ or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

*	This security was not held in the Fund at the end of the reporting period.

6	Wells Fargo High Yield Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the BofA Merrill Lynch U.S. High Yield Constrained Index, for the 12-month period that ended August 31, 2017.

∎	The Fund’s overweight to better-quality, high-yield bonds detracted from performance during the fiscal year because higher-quality credit tiers underperformed lower-quality credit tiers amid strong investor demand for yield.

∎	The Fund’s modest allocation to common stocks (less than 10% of total assets) provided above-index returns. Detractors included some of the Fund’s holdings in energy and midstream energy companies.

Ten largest holdings (%) as of August 31, 2017[6]
Diebold Incorporated, 8.50%, 4-15-2024	3.11
Mallinckrodt plc, 5.50%, 4-15-2025	2.89
TransDigm Group Incorporated, 6.38%, 6-15-2026	2.83
Post Holdings Incorporated, 5.00%, 8-15-2026	2.81
Wesco Distribution Incorporated, 5.38%, 6-15-2024	2.78
Iron Mountain Incorporated, 5.38%, 6-1-2026	2.52
SPX FLOW Incorporated, 5.88%, 8-15-2026	2.45
AMN Healthcare Incorporated, 5.13%, 10-1-2024	2.36
A. Schulman Incorporated, 6.88%, 6-1-2023	2.32
HD Supply Incorporated, 5.75%, 4-15-2024	1.93

Detractors to bond performance included energy-related Cheniere Corpus Christi Holdings, LLC; specialty pharmaceuticals company Mallinckrodt plc; and telecommunication services provider Level 3 Communications, Incorporated. Stock detractors were energy pipeline transportation and storage companies Kinder Morgan, Incorporated, and Plains All American Pipeline, L.P.

Most sectors of the corporate bond market delivered positive total returns over the fiscal year.

Low inflation and positive but sluggish growth provided a positive backdrop for fixed-income investors in all quality sectors, including both investment-grade and high-yield corporate bonds. In contrast, U.S. Treasury yields increased slightly over the period. To illustrate, at the end of August 2016, the 10-year Treasury bond yielded approximately 1.58%; by month-end of August 2017, the yield had risen to 2.13%.

On the other hand, the average yield for high-yield bonds declined in the fiscal year, resulting in the yield advantage of high-yield bonds over similar-maturity Treasury bonds dropping from 524 basis points (bps; 100 bps equal 1.00%) on August 31, 2016, to 398 bps on August 31, 2017.

Bonds in the basic materials sector outperformed the benchmark. Titanium dioxide producer Tronox Finance LLC*; specialty fiber manufacturer Rayonier Advanced Materials Incorporated; and A. Schulman, Incorporated, a supplier of plastic compounds, performed well. In the technology sector, bonds of Micron Technology, Incorporated, a maker of memory products, and Seagate Technology plc, a manufacturer of hard disk drive memory products, added to performance. Bonds of Neustar, Incorporated*, a provider of information and analysis to telecommunications companies, performed well, due to the company being acquired by a private investment company.

The Fund’s stock allocation was a modest 9% of total assets. However, the Fund’s holdings substantially outperformed the high-yield market and thus provided incremental return and potential liquidity. For example, holdings of Neustar*, taken private at a substantial premium, and technology stock Broadcom Limited contributed to performance.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo High Yield Bond Fund	7

Credit quality as of August 31, 2017[7]

The Fund is positioned to reflect our economic outlook and expectations for interest rates.

The Fund is positioned to reflect our forecast of continued slow economic growth, historically low default rates for high-yield bonds, and gradual increases in short-term Treasury yields as the U.S. Federal Reserve (Fed) slowly attempts to end its policy of extremely low interest rates.

The portfolio maintains an allocation to out-of-benchmark BBB-rated debt, with continued avoidance of CCC-rated and distressed holdings, which we believe do not represent good relative investment value. In addition, the portfolio is concentrated in companies whose operations are primarily in the U.S., with minimal exposure to companies whose products and services are dependent on commodity-based emerging markets economies, many of which continue to experience below-historical growth levels.

Virtually all of the Fund’s bond holdings are in companies with U.S. public equity outstanding, which we think provides a more flexible capital structure and more transparent reporting of financial results. We hold a modest amount—about 9%—of total assets in common stocks, believing that this exposure offers fixed-income investors the potential for capital appreciation. In today’s high-yield bond market, most bonds are trading at prices above their face value, thus limiting the potential of future capital appreciation in our bond holdings.

Currently, many investors are worried that the Fed may continue to raise short-term interest rates, with possible negative effects on the yields and prices of high-yield bonds. We believe that the Fed will be sensitive to pursuing an interest-rate policy so as to not disrupt the slow but steady growth that the economy has been experiencing since the recovery from the financial crisis of 2008. We believe the pace of any increase in Treasury interest rates may be quite modest and thus likely will not cause stress on the majority of high-yield, interest-rate-sensitive companies. We think the yield advantage offered by high-yield bonds over Treasury issues should remain near its historical low levels, reflecting low inflation, continued economic growth, and ample liquidity in the financial system. If there is risk in the high-yield market, we believe it could arise from those highly levered companies in weak or very competitive industries, putting pressure on those companies to service their debts. Thus, at a time of historically low interest rates and relatively narrow yield advantage to be gained from speculative-grade bonds, we continue to position the Fund in relatively higher-quality issues and in industries we perceive to be stable to growing, which may offer the best possibility of earning attractive total returns with lower risk of principal losses from deteriorating credits.

Please see footnotes on page 5.

8	Wells Fargo High Yield Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2017 to August 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2017	Ending account value 8-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$989.09	$4.66	0.93%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	$4.74	0.93%
Class C
Actual	$1,000.00	$985.42	$8.41	1.68%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.74	$8.54	1.68%
Administrator Class
Actual	$1,000.00	$993.42	$4.02	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08	0.80%
Institutional Class
Actual	$1,000.00	$987.57	$2.66	0.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.53	$2.70	0.53%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—August 31, 2017	Wells Fargo High Yield Bond Fund	9

Security name	Shares	Value

Common Stocks: 8.36%

Consumer Discretionary: 0.13%

Household Durables: 0.13%
Leggett & Platt Incorporated	15,000	$689,550

Consumer Staples: 0.08%

Food Products: 0.08%
Lamb Weston Holdings Incorporated	10,000	454,800

Energy: 3.65%

Oil, Gas & Consumable Fuels: 3.65%
Andeavor Logistics LP	85,000	4,228,750
Kinder Morgan Incorporated	225,000	4,349,250
Plains All American Pipeline LP	200,000	4,332,000
The Williams Companies Incorporated	220,000	6,540,600

		19,450,600

Health Care: 0.05%

Health Care Equipment & Supplies: 0.05%
West Pharmaceutical Services Incorporated	3,000	261,120

Industrials: 0.71%

Aerospace & Defense: 0.54%
Huntington Ingalls Industries Incorporated	5,000	1,069,800
Raytheon Company	10,000	1,820,100

		2,889,900

Machinery: 0.17%
John Bean Technologies Corporation	10,000	887,000

Information Technology: 2.51%

Electronic Equipment, Instruments & Components: 0.15%
Amphenol Corporation Class A	10,000	809,400

Internet Software & Services: 0.18%
Alphabet Incorporated Class A †	1,000	955,240

IT Services: 0.22%
Leidos Holdings Incorporated	20,000	1,166,400

Semiconductors & Semiconductor Equipment: 1.96%
Broadcom Limited	30,000	7,562,100
Microsemi Corporation †	5,000	251,900
QUALCOMM Incorporated	5,000	261,350
Texas Instruments Incorporated	5,000	414,100
Xilinx Incorporated	30,000	1,981,800

		10,471,250

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo High Yield Bond Fund	Portfolio of investments—August 31, 2017

Security name			Shares	Value

Materials: 0.34%

Chemicals: 0.34%
LyondellBasell Industries NV Class A			20,000	$1,811,800

Real Estate: 0.64%

Equity REITs: 0.64%
Crown Castle International Corporation			10,000	1,084,400
Equinix Incorporated			3,000	1,405,230
Saul Centers Incorporated			15,000	909,000

				3,398,630

Utilities: 0.25%

Gas Utilities: 0.25%
Atmos Energy Corporation			15,000	1,320,600

Total Common Stocks (Cost $38,636,027)				44,566,290

	Interest rate	Maturity date	Principal

Corporate Bonds and Notes: 78.57%

Consumer Discretionary: 9.57%

Auto Components: 2.21%
Allison Transmission Incorporated 144A	5.00%	10-1-2024	$1,000,000	1,030,000
Dana Holding Corporation	5.50	12-15-2024	2,000,000	2,085,000
Goodyear Tire & Rubber Company	5.13	11-15-2023	2,500,000	2,615,600
Tenneco Incorporated	5.00	7-15-2026	6,000,000	6,060,000

				11,790,600

Hotels, Restaurants & Leisure: 0.60%
Speedway Motorsports Incorporated	5.13	2-1-2023	3,115,000	3,208,450

Household Durables: 0.90%
KB Home	7.50	9-15-2022	3,000,000	3,442,500
Lennar Corporation	4.75	5-30-2025	1,300,000	1,348,750

				4,791,250

Media: 2.73%
CCO Holdings LLC 144A	5.75	2-15-2026	3,000,000	3,171,570
Clear Channel Worldwide Holdings Incorporated	6.50	11-15-2022	3,000,000	3,067,500
McGraw-Hill Global Education Holdings LLC 144A«	7.88	5-15-2024	5,500,000	5,266,250
Sinclair Television Group Incorporated 144A	5.63	8-1-2024	3,000,000	3,068,400

				14,573,720

Specialty Retail: 3.13%
Group 1 Automotive Incorporated	5.00	6-1-2022	3,065,000	3,133,963
Penske Auto Group Incorporated	5.75	10-1-2022	8,200,000	8,446,000
Sally Holdings LLC / Sally Capital Incorporated «	5.63	12-1-2025	5,000,000	5,106,300

				16,686,263

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2017	Wells Fargo High Yield Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Consumer Staples: 4.36%

Food Products: 3.96%
Dean Foods Company 144A	6.50%	3-15-2023	$5,000,000	$5,087,500
Lamb Weston Holdings Incorporated 144A	4.63	11-1-2024	1,000,000	1,031,250
Post Holdings Incorporated 144A	5.00	8-15-2026	15,000,000	15,000,000

				21,118,750

Household Products: 0.40%
Spectrum Brands Incorporated	5.75	7-15-2025	2,000,000	2,127,500

Energy: 2.68%

Energy Equipment & Services: 0.19%
NGPL PipeCo LLC 144A	4.88	8-15-2027	1,000,000	1,030,000

Oil, Gas & Consumable Fuels: 2.49%
Cheniere Corpus Christi Holdings LLC 144A	5.13	6-30-2027	7,000,000	7,245,000
Tennessee Gas Pipeline Company	7.00	3-15-2027	5,000,000	6,015,284

				13,260,284

Financials: 1.90%

Banks: 0.62%
Bank of America Corporation (3 Month LIBOR +3.90%) ±	6.10	12-29-2049	3,000,000	3,288,750

Consumer Finance: 0.66%
Navient Corporation	5.88	10-25-2024	1,000,000	1,010,500
SLM Corporation	5.50	1-25-2023	2,500,000	2,525,000

				3,535,500

Insurance: 0.62%
Genworth Holdings Incorporated	4.80	2-15-2024	4,000,000	3,340,000

Health Care: 11.63%

Health Care Equipment & Supplies: 2.01%
Halyard Health Incorporated	6.25	10-15-2022	1,000,000	1,041,250
Teleflex Incorporated	4.88	6-1-2026	9,415,000	9,697,450

				10,738,700

Health Care Providers & Services: 8.64%
AMN Healthcare Incorporated 144A	5.13	10-1-2024	12,298,000	12,605,450
DaVita HealthCare Partners Incorporated	5.00	5-1-2025	5,000,000	5,069,000
DaVita HealthCare Partners Incorporated	5.13	7-15-2024	2,000,000	2,041,250
HCA Incorporated	5.38	2-1-2025	5,000,000	5,275,000
HealthSouth Corporation	5.13	3-15-2023	5,000,000	5,112,500
HealthSouth Corporation	5.75	11-1-2024	4,000,000	4,120,000
Kindred Healthcare Incorporated «	8.75	1-15-2023	4,000,000	3,870,000
Select Medical Corporation	6.38	6-1-2021	3,500,000	3,608,360
West Street Merger Sub Incorporated 144A	6.38	9-1-2025	4,400,000	4,400,000

				46,101,560

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo High Yield Bond Fund	Portfolio of investments—August 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Health Care Technology: 0.98%
Quintiles IMS Holdings Incorporated 144A	4.88%	5-15-2023	$3,000,000	$3,120,000
Quintiles IMS Holdings Incorporated 144A	5.00	10-15-2026	2,000,000	2,095,000

				5,215,000

Industrials: 17.79%

Aerospace & Defense: 5.94%
Huntington Ingalls Industries Incorporated 144A	5.00	11-15-2025	6,500,000	7,036,250
Moog Incorporated 144A	5.25	12-1-2022	5,000,000	5,187,500
Orbital ATK Incorporated	5.50	10-1-2023	4,114,000	4,329,985
TransDigm Group Incorporated	6.38	6-15-2026	14,700,000	15,122,625

				31,676,360

Commercial Services & Supplies: 1.34%
Acco Brands Corporation 144A	5.25	12-15-2024	4,000,000	4,120,000
West Corporation 144A	5.38	7-15-2022	3,000,000	3,033,750

				7,153,750

Construction & Engineering: 0.57%
Aecom Company Guar	5.13	3-15-2027	3,000,000	3,052,500

Machinery: 4.63%
Oshkosh Corporation	5.38	3-1-2025	4,163,000	4,371,150
SPX FLOW Incorporated 144A	5.63	8-15-2024	7,000,000	7,245,000
SPX FLOW Incorporated 144A	5.88	8-15-2026	12,500,000	13,062,500

				24,678,650

Trading Companies & Distributors: 5.31%
HD Supply Incorporated 144A	5.75	4-15-2024	9,582,000	10,276,695
United Rentals North America Incorporated	5.75	11-15-2024	3,000,000	3,210,900
Wesco Distribution Incorporated	5.38	6-15-2024	14,245,000	14,850,413

				28,338,008

Information Technology: 11.54%

Communications Equipment: 2.40%
CommScope Incorporated 144A	5.50	6-15-2024	8,200,000	8,548,500
CommScope Technologies Finance LLC 144A	6.00	6-15-2025	4,000,000	4,250,000

				12,798,500

IT Services: 0.40%
Gartner Incorporated 144A	5.13	4-1-2025	2,000,000	2,107,500

Semiconductors & Semiconductor Equipment: 3.45%
Micron Technology Incorporated	5.50	2-1-2025	7,900,000	8,343,980
Micron Technology Incorporated 144A	5.63	1-15-2026	6,750,000	7,120,440
Versum Materials Incorporated 144A	5.50	9-30-2024	2,810,000	2,957,525

				18,421,945

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2017	Wells Fargo High Yield Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Software: 1.56%
Nuance Communications Company	6.00%	7-1-2024	$6,760,000	$7,282,480
Symantec Corporation 144A	5.00	4-15-2025	1,000,000	1,047,200

				8,329,680

Technology Hardware, Storage & Peripherals: 3.73%
Diebold Incorporated	8.50	4-15-2024	15,200,000	16,615,272
Western Digital Corporation 144A	7.38	4-1-2023	3,000,000	3,288,750

				19,904,022

Materials: 10.76%

Chemicals: 8.31%
A. Schulman Incorporated	6.88	6-1-2023	12,000,000	12,390,000
Koppers Incorporated 144A	6.00	2-15-2025	3,363,000	3,564,780
Olin Corporation	5.50	8-15-2022	8,275,000	8,812,875
Rayonier Advanced Materials Products Incorporated 144A	5.50	6-1-2024	7,775,000	7,619,500
Scotts Miracle-Gro Company	6.00	10-15-2023	1,000,000	1,071,250
Valvoline Incorporated 144A	4.38	8-15-2025	8,000,000	8,070,000
Valvoline Incorporated 144A	5.50	7-15-2024	2,630,000	2,791,088

				44,319,493

Containers & Packaging: 1.78%
Ball Corporation	4.00	11-15-2023	1,500,000	1,522,500
Berry Plastics Corporation	5.13	7-15-2023	2,000,000	2,090,000
Crown Americas Capital Corporation IV	4.50	1-15-2023	2,000,000	2,095,000
Owens-Brockway Glass Container Incorporated 144A	5.88	8-15-2023	2,000,000	2,195,000
Sealed Air Corporation 144A	5.25	4-1-2023	1,500,000	1,605,000

				9,507,500

Metals & Mining: 0.51%
Steel Dynamics Incorporated	5.50	10-1-2024	2,550,000	2,738,063

Paper & Forest Products: 0.16%
P.H. Glatfelter Company	5.38	10-15-2020	810,000	822,150

Real Estate: 6.60%

Equity REITs: 6.60%
Equinix Incorporated	5.38	5-15-2027	6,430,000	6,920,288
Equinix Incorporated	5.75	1-1-2025	5,193,000	5,582,475
Iron Mountain Incorporated 144A	5.38	6-1-2026	12,750,000	13,451,250
Iron Mountain Incorporated	5.75	8-15-2024	5,000,000	5,100,250
Sabra Health Care REIT Incorporated	5.38	6-1-2023	4,000,000	4,138,800

				35,193,063

Telecommunication Services: 0.85%

Diversified Telecommunication Services: 0.43%
Level 3 Financing Incorporated	5.25	3-15-2026	2,265,000	2,315,963

Wireless Telecommunication Services: 0.42%
T-Mobile USA Incorporated	6.50	1-15-2026	2,000,000	2,215,000

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo High Yield Bond Fund	Portfolio of investments—August 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Utilities: 0.89%

Electric Utilities: 0.89%
DPL Incorporated	7.25%	10-15-2021	$4,375,000	$4,757,813

Total Corporate Bonds and Notes (Cost $406,815,866)				419,136,287

Yankee Corporate Bonds and Notes: 10.65%

Consumer Discretionary: 3.39%

Auto Components: 1.77%
Adient Global Holdings Company 144A	4.88	8-15-2026	9,210,000	9,431,501

Automobiles: 0.59%
Fiat Chrysler Automobiles NV «	5.25	4-15-2023	3,000,000	3,180,000

Hotels, Restaurants & Leisure: 0.63%
International Game Technology 144A	6.50	2-15-2025	3,000,000	3,367,500

Media: 0.40%
Quebecor Media Incorporated	5.75	1-15-2023	2,000,000	2,140,000

Financials: 0.79%

Banks: 0.79%
Royal Bank of Scotland Group plc	5.13	5-28-2024	4,000,000	4,219,304

Health Care: 2.89%

Pharmaceuticals: 2.89%
Mallinckrodt plc 144A	5.50	4-15-2025	16,500,000	15,427,500

Industrials: 1.61%

Electrical Equipment: 1.61%
Sensata Technologies BV 144A	4.88	10-15-2023	3,000,000	3,127,500
Sensata Technologies BV 144A	5.63	11-1-2024	5,000,000	5,450,000

				8,577,500

Information Technology: 1.58%

Technology Hardware, Storage & Peripherals: 1.58%
Seagate HDD	4.75	6-1-2023	4,140,000	4,177,136
Seagate HDD	4.88	6-1-2027	4,500,000	4,248,016

				8,425,152

Telecommunication Services: 0.39%

Diversified Telecommunication Services: 0.39%
Virgin Media Finance plc 144A	5.75	1-15-2025	2,000,000	2,065,000

Total Yankee Corporate Bonds and Notes (Cost $55,850,972)				56,833,457

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2017	Wells Fargo High Yield Bond Fund	15

Security name	Yield	Shares	Value

Short-Term Investments: 3.99%

Investment Companies: 3.99%
Securities Lending Cash Investment LLC (l)(r)(u)	1.25%	13,052,787	$13,054,092
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.92	8,238,288	8,238,288

Total Short-Term Investments (Cost $21,291,765)			21,292,380

Total investments in securities (Cost $522,594,630) *	101.57%	541,828,414
Other assets and liabilities, net	(1.57)	(8,355,374)

Total net assets	100.00%	$533,473,040

†	Non-income-earning security

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

«	All or a portion of this security is on loan.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Investments In Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period
Investment companies - 3.99%
Securities Lending Cash Investment LLC	14,500,405	71,567,389	73,015,007	13,052,787	$453	$615	$117,621	$13,054,092
Wells Fargo Government Money Market Fund Select Class	879,365	172,549,437	165,190,514	8,238,288	0	0	28,449	8,238,288

					$453	$615	$146,070	$21,292,380

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo High Yield Bond Fund	Statement of assets and liabilities—August 31, 2017

Assets
Investments in unaffiliated securities (including $12,806,394 of securities on loan), at value (cost $501,302,865)	$520,536,034
Investments in affiliated securities, at value (cost $21,291,765)	21,292,380
Receivable for Fund shares sold	217,989
Receivable for dividends and interest	6,373,256
Receivable for securities lending income	5,660
Prepaid expenses and other assets	197,900

Total assets	548,623,219

Liabilities
Payable upon receipt of securities loaned	13,053,024
Payable for Fund shares redeemed	1,483,643
Management fee payable	200,994
Dividends payable	142,293
Administration fees payable	62,649
Distribution fees payable	39,426
Accrued expenses and other liabilities	168,150

Total liabilities	15,150,179

Total net assets	$533,473,040

NET ASSETS CONSIST OF
Paid-in capital	$561,748,057
Overdistributed net investment income	(177,156)
Accumulated net realized losses on investments	(47,331,645)
Net unrealized gains on investments	19,233,784

Total net assets	$533,473,040

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$314,155,979
Shares outstanding – Class A1	92,301,856
Net asset value per share – Class A	$3.40
Maximum offering price per share – Class A2	$3.56
Net assets – Class C	$61,734,388
Shares outstanding – Class C1	18,134,369
Net asset value per share – Class C	$3.40
Net assets – Administrator Class	$31,591,996
Shares outstanding – Administrator Class[1]	9,274,281
Net asset value per share – Administrator Class	$3.41
Net assets – Institutional Class	$125,990,677
Shares outstanding – Institutional Class[1]	36,998,351
Net asset value per share – Institutional Class	$3.41

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended August 31, 2017	Wells Fargo High Yield Bond Fund	17

Investment income
Interest	$28,127,226
Dividends	1,887,345
Securities lending income, net	117,621
Income from affiliated securities	28,449

Total investment income	30,160,641

Expenses
Management fee	3,098,776
Administration fees
Class A	535,018
Class B	661	[1]
Class C	107,838
Administrator Class	44,858
Institutional Class	95,502
Shareholder servicing fees
Class A	835,966
Class B	798	[1]
Class C	168,496
Administrator Class	111,389
Distribution fees
Class B	3,097	[1]
Class C	505,488
Custody and accounting fees	33,220
Professional fees	61,192
Registration fees	81,658
Shareholder report expenses	46,162
Trustees’ fees and expenses	64,134
Interest expense	506
Other fees and expenses	29,996

Total expenses	5,824,755
Less: Fee waivers and/or expense reimbursements	(583,848)

Net expenses	5,240,907

Net investment income	24,919,734

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	6,347,071
Affiliated securities	453

Net realized gains on investments	6,347,524

Net change in unrealized gains (losses) on:
Unaffiliated securities	7,886,317
Affiliated securities	615

Net change in unrealized gains (losses) on investments	7,886,932

Net realized and unrealized gains (losses) on investments	14,234,456

Net increase in net assets resulting from operations	$39,154,190

[1]	For the period from September 1, 2016 to May 5, 2017. Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo High Yield Bond Fund	Statement of changes in net assets

	Year ended August 31, 2017		Year ended August 31, 2016

Operations
Net investment income		$24,919,734		$12,439,473
Net realized gains on investments		6,347,524		2,468,118
Net change in unrealized gains (losses) on investments		7,886,932		14,548,500

Net increase in net assets resulting from operations		39,154,190		29,456,091

Distributions to shareholders from
Net investment income
Class A		(14,210,998)		(8,231,331)
Class B		(14,959)[1]		(41,400)
Class C		(2,374,586)		(2,013,680)
Administrator Class		(1,969,904)		(1,185,630)
Institutional Class		(5,524,870)		(967,432)
Tax basis return of capital
Class A		(410,144)		0
Class B		(432)[1]		0
Class C		(68,533)		0
Administrator Class		(56,853)		0
Institutional Class		(159,453)		0

Total distributions to shareholders		(24,790,732)		(12,439,473)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	8,416,164	28,003,186	9,383,861	29,682,819
Class B	12 [1]	39 [1]	165	526
Class C	946,458	3,143,229	1,259,352	3,956,961
Administrator Class	6,750,591	22,463,004	16,547,411	52,617,588
Institutional Class	26,266,703	87,446,183	10,125,016	32,190,136

		141,055,641		118,448,030

Reinvestment of distributions
Class A	3,942,159	13,168,904	2,344,915	7,410,100
Class B	4,383 [1]	14,450 [1]	12,281	38,420
Class C	693,090	2,315,974	595,681	1,874,343
Administrator Class	589,815	1,965,669	357,722	1,144,565
Institutional Class	1,653,998	5,539,894	279,028	902,169

		23,004,891		11,369,597

Payment for shares redeemed
Class A	(32,018,320)	(106,244,993)	(22,733,052)	(72,954,063)
Class B	(268,372)[1]	(896,622)[1]	(357,396)	(1,119,172)
Class C	(5,530,431)	(18,463,311)	(3,898,147)	(12,192,356)
Administrator Class	(21,206,310)	(69,867,066)	(5,299,319)	(16,891,021)
Institutional Class	(21,129,365)	(70,531,940)	(5,244,048)	(16,751,259)

		(266,003,932)		(119,907,871)

Net asset value of shares issued in acquisition
Class A	0	0	66,188,415	216,913,577
Class B	0 [1]	0 [1]	17,689	57,990
Class C	0	0	4,839,084	15,861,615
Administrator Class	0	0	7,384,049	24,232,395
Institutional Class	0	0	23,515,844	77,106,122

		0		334,171,699

Net increase (decrease) in net assets resulting from capital share transactions		(101,943,400)		344,081,455

Total increase (decrease) in net assets		(87,579,942)		361,098,073

Net assets
Beginning of period		621,052,982		259,954,909

End of period		$533,473,040		$621,052,982

Overdistributed net investment income		$(177,156)		$(196,253)

[1]	For the period from September 1, 2016 to May 5, 2017. Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo High Yield Bond Fund	19

(For a share outstanding throughout each period)

	Year ended August 31
CLASS A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$3.31	$3.16	$3.35	$3.15	$3.18
Net investment income	0.14	0.13	0.13	0.14	0.15
Net realized and unrealized gains (losses) on investments	0.10	0.15	(0.19)	0.20	(0.03)

Total from investment operations	0.24	0.28	(0.06)	0.34	0.12
Distributions to shareholders from
Net investment income	(0.15)	(0.13)	(0.13)	(0.14)	(0.15)
Tax basis return of capital	(0.00)[1]	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.15)	(0.13)	(0.13)	(0.14)	(0.15)
Net asset value, end of period	$3.40	$3.31	$3.16	$3.35	$3.15
Total return[2]	7.28%	9.25%	(1.79)%	11.02%	3.78%
Ratios to average net assets (annualized)
Gross expenses	1.01%	1.04%	1.04%	1.03%	1.04%
Net expenses	0.93%	1.01%	1.03%	1.03%	1.03%
Net investment income	4.39%	4.24%	4.04%	4.35%	4.65%
Supplemental data
Portfolio turnover rate	20%	75%	55%	40%	95%
Net assets, end of period (000s omitted)	$314,156	$370,560	$179,357	$210,005	$225,743

[1]	Amount is less than $0.005.

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo High Yield Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS C	2017	2016	2015	2014	2013
Net asset value, beginning of period	$3.31	$3.16	$3.35	$3.15	$3.18
Net investment income	0.12	0.11	0.11	0.12	0.13
Net realized and unrealized gains (losses) on investments	0.09	0.15	(0.19)	0.20	(0.03)

Total from investment operations	0.21	0.26	(0.08)	0.32	0.10
Distributions to shareholders from
Net investment income	(0.12)	(0.11)	(0.11)	(0.12)	(0.13)
Tax basis return of capital	(0.00)[1]	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.12)	(0.11)	(0.11)	(0.12)	(0.13)
Net asset value, end of period	$3.40	$3.31	$3.16	$3.35	$3.15
Total return[2]	6.49%	8.44%	(2.52)%	10.20%	3.01%
Ratios to average net assets (annualized)
Gross expenses	1.76%	1.80%	1.79%	1.78%	1.79%
Net expenses	1.68%	1.77%	1.78%	1.78%	1.78%
Net investment income	3.65%	3.48%	3.29%	3.60%	3.90%
Supplemental data
Portfolio turnover rate	20%	75%	55%	40%	95%
Net assets, end of period (000s omitted)	$61,734	$72,908	$60,753	$72,728	$83,548

[1]	Amount is less than $0.005.

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo High Yield Bond Fund	21

(For a share outstanding throughout each period)

	Year ended August 31
ADMINISTRATOR CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$3.31	$3.16	$3.36	$3.15	$3.18
Net investment income	0.15	0.14 [1]	0.14	0.15	0.16
Net realized and unrealized gains (losses) on investments	0.10	0.15	(0.20)	0.21	(0.03)

Total from investment operations	0.25	0.29	(0.06)	0.36	0.13
Distributions to shareholders from
Net investment income	(0.15)	(0.14)	(0.14)	(0.15)	(0.16)
Tax basis return of capital	(0.00)[2]	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.15)	(0.14)	(0.14)	(0.15)	(0.16)
Net asset value, end of period	$3.41	$3.31	$3.16	$3.36	$3.15
Total return	7.74%	9.48%	(1.86)%	11.61%	4.02%
Ratios to average net assets (annualized)
Gross expenses	0.95%	0.98%	0.98%	0.96%	0.96%
Net expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	4.55%	4.43%	4.27%	4.57%	4.91%
Supplemental data
Portfolio turnover rate	20%	75%	55%	40%	95%
Net assets, end of period (000s omitted)	$31,592	$76,688	$13,129	$20,177	$21,376

[1]	Calculated based upon average shares outstanding.

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo High Yield Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
INSTITUTIONAL CLASS	2017	2016	2015[1]
Net asset value, beginning of period	$3.31	$3.17	$3.33
Net investment income	0.16	0.14	0.12
Net realized and unrealized gains (losses) on investments	0.10	0.14	(0.16)

Total from investment operations	0.26	0.28	(0.04)
Distributions to shareholders from
Net investment income	(0.16)	(0.14)	(0.12)
Tax basis return of capital	(0.00)[2]	0.00	0.00

Total distributions to shareholders	(0.16)	(0.14)	(0.12)
Net asset value, end of period	$3.41	$3.31	$3.17
Total return[3]	8.03%	9.27%	(1.31)%
Ratios to average net assets (annualized)
Gross expenses	0.68%	0.70%	0.71%
Net expenses	0.53%	0.61%	0.70%
Net investment income	4.79%	4.65%	4.33%
Supplemental data
Portfolio turnover rate	20%	75%	55%
Net assets, end of period (000s omitted)	$125,991	$100,023	$4,847

[1]	For the period from October 31, 2014 (commencement of class operations) to August 31, 2015.

[2]	Amount is less than $0.005.

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo High Yield Bond Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo High Yield Bond Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through May 5, 2017.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign

24	Wells Fargo High Yield Bond Fund	Notes to financial statements

withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in securities lending income (net of fees and rebates) on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital.

Notes to financial statements	Wells Fargo High Yield Bond Fund	25

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of August 31, 2017, the aggregate cost of all investments for federal income tax purposes was $521,789,575 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$23,979,404
Gross unrealized losses	(3,940,565)
Net unrealized gains	$20,038,839

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to expiration of capital loss carryforwards and recognition of partnership income. At August 31, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Overdistributed net investment income	Accumulated net realized losses on investments
$(7,692,963)	$(805,320)	$8,498,283

As of August 31, 2017, the Fund had capital loss carryforwards which consist of $17,362,448 in short-term capital losses and $30,774,252 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

26	Wells Fargo High Yield Bond Fund	Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$689,550	$0	$0	$689,550
Consumer staples	454,800	0	0	454,800
Energy	19,450,600	0	0	19,450,600
Health care	261,120	0	0	261,120
Industrials	3,776,900	0	0	3,776,900
Information technology	13,402,290	0	0	13,402,290
Materials	1,811,800	0	0	1,811,800
Real estate	3,398,630	0	0	3,398,630
Utilities	1,320,600	0	0	1,320,600

Corporate bonds and notes	0	419,136,287	0	419,136,287

Yankee corporate bonds and notes	0	56,833,457	0	56,833,457

Short-term investments
Investment companies	8,238,288	0	0	8,238,288
Investments measured at net asset value*				13,054,092
Total Assets	$52,804,578	$475,969,744	$0	$541,828,414

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $13,054,092 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At August 31, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.55% and declining to 0.43% as the average daily net assets of the Fund increase. For the year ended August 31, 2017, the management fee was equivalent to an annual rate of 0.55% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account

Notes to financial statements	Wells Fargo High Yield Bond Fund	27

servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through December 31, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.93% for Class A shares, 1.68% for Class C shares, 0.80% for Administrator Class shares, and 0.53% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended August 31, 2017, State Street Bank and Trust Company (“State Street”), the Fund’s custodian, reimbursed the Fund $64,230 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in interest income on the Statement of Operations. In addition, Funds Management was also reimbursed $36,884 by State Street for waivers/reimbursements it made to the Fund to limit Fund expenses during the period the Fund was erroneously billed.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended August 31, 2017, Funds Distributor received $4,702 from the sale of Class A shares and $273 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares and Class B shares for the year ended August 31, 2017.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $17,034,150 in interfund sales during the year ended August 31, 2017.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended August 31, 2017 were $112,237,962 and $201,365,002, respectively.

6. ACQUISITION

After the close of business on July 22, 2016, the Fund acquired the net assets of Wells Fargo High Income Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Shareholders holding Class A, Class B, Class C, Administrator Class, and Institutional Class shares of Wells Fargo High Income Fund received Class A, Class B, Class C, Administrator Class, and Institutional Class shares, respectively, of the Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the shares of Wells Fargo High Income

28	Wells Fargo High Yield Bond Fund	Notes to financial statements

Fund for 101,945,081 shares of the Fund valued at $334,171,699 at an exchange ratio of 2.01, 2.00, 2.00, 2.02, and 2.02 for Class A, Class B, Class C, Institutional Class and Administrator Class shares, respectively. The investment portfolio of Wells Fargo High Income Fund with a fair value of $304,736,588, identified cost of $298,600,257 and unrealized gains of $6,136,331 at July 22, 2016 were the principal assets acquired by the Fund. The aggregate net assets of Wells Fargo High Income Fund and the Fund immediately prior to the acquisition were $334,171,699 and $308,714,117, respectively. The aggregate net assets of the Fund immediately after the acquisition were $642,885,816. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Wells Fargo High Income Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed September 1, 2015, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended August 31, 2016 would have been:

Net investment income	$29,693,069
Net realized and unrealized gains (losses) on investments	$(18,288,978)
Net increase in net assets resulting from operations	$11,404,091

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

During the year ended August 31, 2017, the Fund had average borrowings outstanding of $29,591 at an average rate of 1.71% and paid interest in the amount of $506.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended August 31, 2017 and August 31, 2016 were as follows:

	Year ended August 31,
	2017	2016
Ordinary income	$24,095,317	$12,439,473
Tax basis return of capital	695,415	0

As of August 31, 2017, the components of distributable earnings on a tax basis were as follows:

Unrealized gains	Capital loss carryforward
$20,038,839	$(48,136,700)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo High Yield Bond Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo High Yield Bond Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with custodians and brokers, or by other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo High Yield Bond Fund as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 26, 2017

30	Wells Fargo High Yield Bond Fund	Other information (unaudited)

TAX INFORMATION

For the fiscal year ended August 31, 2017, $20,446,024 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo High Yield Bond Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

32	Wells Fargo High Yield Bond Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996: Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Advisory Board Members

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Advisory Board Member, since 2017	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	None
Pamela Wheelock (Born 1959)	Advisory Board Member, since 2017	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	None

Other information (unaudited)	Wells Fargo High Yield Bond Fund	33

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 76 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

34	Wells Fargo High Yield Bond Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo High Yield Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2016. The Board considered these results in comparison to the performance of funds in a universe that was determined by

Other information (unaudited)	Wells Fargo High Yield Bond Fund	35

Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for the three-, five- and ten-year periods under review, but lower than the average performance of the Universe for the one-year period under review. The Board also noted that the performance of the Fund was higher than its benchmark, the BofA Merrill Lynch U.S. High Yield Constrained Index, for the three-year period under review, but lower than its benchmark for the one-, five- and ten-year periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of

36	Wells Fargo High Yield Bond Fund	Other information (unaudited)

profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo High Yield Bond Fund	37

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Distributor nor Wells Fargo Funds Management holds fund shareholder accounts or assets. This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

305817 10-17 A218/AR218 08-17

Annual Report

August 31, 2017

Wells Fargo Core Plus Bond Fund

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The views expressed and any forward-looking statements are as of August 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Core Plus Bond Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Favorable economic news supported stocks, and interest rates moved higher.

Hiring remained strong, and business and consumer sentiment improved.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Core Plus Bond Fund for the 12-month period that ended August 31, 2017. Despite heightened market volatility at times, in general, global stocks delivered double-digit results and bond markets had smaller, but positive, results as well. U.S. and international stocks returned 16.23% and 18.88%, for the 12-month period, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net),2 respectively; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 0.49% and the Bloomberg Barclays Municipal Bond Index4 returned 0.26% as interest rates rose from low levels.

Election results and central banks’ policies commanded investor attention as 2016 closed.

During September and the fourth quarter of 2016, investors appeared intent on the prospective outcomes of elections in the U.S. and central-bank actions globally. Following Donald Trump’s election victory, U.S. stocks rallied. Investors appeared optimistic that the new administration would pursue progrowth policies. Favorable economic news supported stocks, and interest rates moved higher. At their mid-December meeting, U.S. Federal Reserve (Fed) officials raised the target interest rate by a quarter percentage point to a range from 0.50% to 0.75%. The fourth quarter also saw the implementation of the U.S. Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as the possibility of liquidity fees and redemption gates. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1.00 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

Equity and bond markets gained during the first quarter of 2017 on positive economic data.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to a range from 0.75% to 1.00%. With the Fed’s target interest rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	The Chicago Board Options Exchange Market Volatility Index (CBOE VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Core Plus Bond Fund	3

strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets because they benefited from both global economic growth and recent weakening in the U.S. dollar. Stocks in Asia, Europe, and Latin America also outperformed the U.S. market during the quarter.

Steady advancement in many markets marked the first eight months of 2017.

During the second quarter, most equity markets in the U.S. and abroad advanced. Steady, albeit modest, economic growth both in the U.S. and abroad and generally favorable corporate earnings announcements after the second quarter supported higher valuations. Within the economy, U.S. inflation trended lower despite the unemployment rate continuing to decline. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, in June, the Fed raised the target interest rate by a quarter percentage point to a range from 1.00% to 1.25%. In addition, the Fed indicated that it would begin to sell bonds accumulated on its balance sheet during quantitative easing programs conducted since 2008, likely beginning later this year. Early in July and again in August, volatility expectations increased and then receded, as measured by the CBOE VIX,5 amid geopolitical tensions (particularly in Asia) and declining investor optimism about President Trump’s potential to move forward with his agenda for tax and regulatory reforms.

Economic momentum increased in Europe; the European Central Bank held its rates steady at low levels and continued its quantitative easing bond-buying program, which is intended to spark economic activity. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Core Plus Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of current income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Christopher Y. Kauffman, CFA®

Thomas M. Price, CFA®

Janet S. Rilling, CFA®, CPA

Michael J. Schueller, CFA®‡

Noah M. Wise, CFA®

Average annual total returns (%) as of August 31, 20171

		Including sales charge			Excluding sales charge				Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year		5 year	10 year	Gross	Net[3]
Class A (STYAX)	7-13-1998	(1.86)	2.29	4.89	2.78		3.23	5.37	0.94	0.74
Class C (WFIPX)	7-13-1998	0.93	2.46	4.58	1.93	*	2.46	4.58	1.69	1.49
Class R6 (STYJX)	10-31-2016	–	–	–	3.21		3.55	5.67	0.56	0.36
Administrator Class (WIPDX)	7-30-2010	–	–	–	2.90		3.36	5.48	0.88	0.63
Institutional Class (WIPIX)	7-18-2008	–	–	–	3.10		3.53	5.66	0.61	0.41
Bloomberg Barclays U.S. Aggregate Bond Index[4]	–	–	–	–	0.49		2.19	4.40	–	–
*	Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the NAV at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as risk of greater volatility in value, credit risk (for example, risk of issuer default), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, high-yield securities risk, and mortgage and asset-backed securities risk. High-yield securities have a greater risk of default and tend to be more volatile than higher rated debt securities. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Core Plus Bond Fund	5

Growth of $10,000 investment as of August 31, 2017[5]

‡	Mr. Schueller became a portfolio manager of the Fund on May 23, 2017.

[1]	Historical performance shown for Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to include the higher expenses applicable to Administrator Class shares. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Class A shares and includes the higher expenses applicable to Class A shares. If these expenses had not been included, returns for Institutional Class shares would have been higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The manager has contractually committed through December 31, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 0.73% for Class A, 1.48% for Class C, 0.35% for Class R6, 0.62% for Administrator Class, and 0.40% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	The Bloomberg Barclays Corporate Bond Index is an unmanaged market-value-weighted index of investment-grade corporate fixed-rate debt issues with maturities of one year or more. You cannot invest directly in an index.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Core Plus Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the 12-month period that ended August 31, 2017.

∎	The Fund’s overweights to U.S. high-yield bonds, U.S. investment-grade corporate securities, European corporates, emerging markets debt, commercial mortgage-backed securities, and several currencies contributed to performance.

∎	The Fund’s allocation to bank loans detracted from performance.

Ten largest holdings (%) as of August 31, 2017[6]
U.S. Treasury Note, 2.25%, 2-15-2027	5.56
GNMA, 3.50%, 9-21-2047	2.38
FNMA, 3.50%, 8-1-2045	1.50
FNMA, 2.13%, 4-24-2026	1.18
FNMA, 3.00%, 12-1-2045	1.18
GNMA, 3.00%, 11-20-2045	1.08
U.S. Treasury Bond, 2.88%, 11-15-2046	1.03
U.S. Treasury Bond, 3.00%, 5-15-2047	0.95
FNMA, 0.00%, 10-9-2019	0.94
FHLMC, 3.50%, 12-1-2045	0.86

Moderate economic growth persisted and policy normalization continued.

Over the past four quarters, U.S. gross domestic product (GDP) grew by 2.2% in real terms, which was close to the post–financial crisis average. Consumer spending was a significant source of strength, rising 2.6% for the 12 months that ended June 30, 2017. Business investment was a net contributor to growth, although it failed to keep pace with the consumer sector. International trade was a net detractor from GDP growth, while inventories and government spending were largely neutral factors.

The labor market generally was healthy over the past 12 months. Nonfarm payrolls expanded by an average of 175,000 jobs per month over the period, while the unemployment rate declined to 4.4% from 4.9% a year earlier. Also encouraging was a 0.4% rise in the employment/population ratio since August 2016, reflecting both the fall in unemployment and a modest increase in the labor force participation rate. Wage gains of about 2.5% over the past 12 months were sufficient to support consumption growth without sparking fears of rising inflation. The Consumer Price Index rose 1.7% over the past year, held in check by relatively stable energy prices.

The U.S. Federal Reserve’s rate-setting committee, the Federal Open Market Committee (FOMC), raised the federal funds rate three times over the past 12 months by a total of 0.75%. The FOMC’s most recent move on June 14, 2017, was supported by a statement citing a labor market that had “continued to strengthen.” Economic activity was characterized as “rising moderately,” while an inflation rate somewhat below target was expected to “stabilize around the FOMC’s 2% objective over the medium term.”

In line with the FOMC’s policy moves, interest rates had an upward bias over the past 12 months, particularly in shorter-term-maturity instruments. Yields in the one-month to one-year maturity range rose by a little over 60 basis points (bps; 100 bps equal 1.00%), while intermediate- and long-term bond yields were about 50 bps higher. Credit spreads widened slightly prior to the November 2016 election but narrowed thereafter, ending the period about 25 bps tighter than where they began, as measured by the Bloomberg Barclays Corporate Bond Index7.

Portfolio allocation as of August 31, 2017[8]

The Fund increased holdings in bank loans and decreased exposure to high-yield corporate bonds.

During the period, the Fund increased holdings in bank loans and decreased the overweight to high-yield bonds. We added bank loans because they have less interest-rate sensitivity and typically are higher in a company’s capital structure than high-yield bonds. However, high-yield loan returns were limited compared with high-yield bond returns due to a wave of refinancing in the leveraged-loan market. The Fund also maintained a short duration profile because we believed a defensive position was prudent given the likelihood of the FOMC continuing to gradually reduce its accommodative monetary policy.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Core Plus Bond Fund	7

Credit spread tightening was a key driver of performance during the reporting period, and the Fund maintained an overweight position to a broad array of spread sectors throughout the period. Foreign currency exposures also helped performance, particularly emerging markets currencies early in the reporting period and the euro later in the reporting period.

We expect moderate economic growth to continue.

We expect macroeconomic trends to remain relatively consistent in the coming quarters. Real GDP growth in the area of 2% is likely to persist, barring some external shock or a major fiscal policy shift. The latter remains a possibility, as both the U.S. administration and congressional leadership have targeted tax reform as a high priority. However, the failure to pass a health care bill earlier this year suggests that a material change to the U.S. tax code may be difficult to accomplish.

Please see footnotes on page 5.

8	Wells Fargo Core Plus Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2017 to August 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2017	Ending account value 8-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,034.48	$3.65	0.71%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.61	$3.63	0.71%
Class C
Actual	$1,000.00	$1,029.85	$7.51	1.47%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.47	1.47%
Class R6
Actual	$1,000.00	$1,037.06	$1.80	0.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.44	$1.79	0.35%
Administrator Class
Actual	$1,000.00	$1,035.15	$3.18	0.62%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.08	$3.16	0.62%
Institutional Class
Actual	$1,000.00	$1,036.20	$2.05	0.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.19	$2.04	0.40%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—August 31, 2017	Wells Fargo Core Plus Bond Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 18.82%
FHLMC (12 Month LIBOR +1.33%) ±	2.88%	1-1-2036	$38,835	$40,186
FHLMC	3.50	12-1-2045	4,246,417	4,403,254
FHLMC	3.50	12-1-2045	1,448,127	1,501,612
FHLMC	4.00	6-1-2044	3,314,662	3,503,749
FHLMC	5.00	6-1-2036	351,664	384,271
FHLMC	5.00	8-1-2040	314,491	342,999
FHLMC	5.50	10-1-2017	2,513	2,514
FHLMC	5.50	8-1-2038	73,686	81,478
FHLMC	5.50	12-1-2038	657,055	727,670
FHLMC	5.50	6-1-2040	1,059,995	1,171,562
FHLMC	7.50	5-1-2038	3,745	3,863
FHLMC	8.00	2-1-2030	277	328
FHLMC Series 2015-SC01 Class 1A	3.50	5-25-2045	1,112,334	1,129,297
FHLMC Series 2640 Class G	4.50	7-15-2018	96,815	97,552
FHLMC Series 3774 Class AB	3.50	12-15-2020	163,036	167,259
FHLMC Series K020 Class X1 ±±(c)	1.43	5-25-2022	13,708,595	761,814
FHLMC Series T-42 Class A5	7.50	2-25-2042	1,695,776	1,985,564
FHLMC Series T-57 Class 2A1 ±±	3.47	7-25-2043	52,758	57,143
FHLMC Series T-59 Class 2A1 ±±	3.32	10-25-2043	268,493	268,186
FNMA ¤	0.00	10-9-2019	5,000,000	4,823,246
FNMA	2.13	4-24-2026	6,100,000	6,048,754
FNMA %%	2.50	9-18-2032	1,645,000	1,667,876
FNMA (12 Month LIBOR +1.61%) ±	2.52	5-1-2046	1,669,226	1,703,203
FNMA (12 Month LIBOR +1.61%) ±	2.56	3-1-2046	1,522,875	1,554,850
FNMA (1 Year Treasury Constant Maturity +2.27%) ±	2.91	1-1-2036	122,991	129,635
FNMA (1 Year Treasury Constant Maturity +2.25%) ±	2.93	8-1-2036	1,234,983	1,302,728
FNMA	3.00	11-1-2045	2,383,098	2,411,267
FNMA	3.00	12-1-2045	5,949,240	6,019,562
FNMA	3.00	12-1-2046	2,666,398	2,697,916
FNMA (12 Month LIBOR +1.73%) ±	3.09	9-1-2036	27,384	28,811
FNMA (12 Month LIBOR +1.80%) ±	3.19	8-1-2036	46,924	49,147
FNMA	3.27	7-1-2022	1,237,450	1,299,280
FNMA	3.50	10-1-2043	1,184,886	1,230,104
FNMA	3.50	4-1-2045	357,195	370,324
FNMA	3.50	8-1-2045	7,399,606	7,671,589
FNMA	3.95	9-1-2021	414,515	444,470
FNMA	4.00	9-1-2024	157,886	163,299
FNMA	4.00	2-1-2046	770,173	813,749
FNMA	4.00	4-1-2046	3,472,216	3,668,846
FNMA %%	4.00	9-13-2047	650,000	686,689
FNMA	4.26	4-1-2021	2,724,189	2,923,377
FNMA	5.00	1-1-2024	116,280	121,546
FNMA	5.00	2-1-2036	34,302	37,843
FNMA	5.00	6-1-2040	121,292	132,893
FNMA	5.00	8-1-2040	2,061,863	2,257,391
FNMA	5.50	11-1-2023	66,952	71,868
FNMA	5.50	8-1-2034	119,310	133,656
FNMA	5.50	2-1-2035	36,389	40,761
FNMA	5.50	8-1-2038	109,795	121,331
FNMA	5.50	8-1-2038	522,240	580,496
FNMA	6.00	10-1-2037	628,571	712,076
FNMA	6.00	11-1-2037	46,024	52,343

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Core Plus Bond Fund	Portfolio of investments—August 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA	6.50%	7-1-2036	$13,867	$15,988
FNMA	6.50	7-1-2036	29,462	33,661
FNMA	6.50	11-1-2036	6,179	6,988
FNMA	7.00	12-1-2022	207,778	220,615
FNMA	7.00	7-1-2036	11,153	11,814
FNMA	7.00	11-1-2037	15,429	17,186
FNMA	7.50	5-1-2038	1,980	2,004
FNMA Series 2002-T12 Class A3	7.50	5-25-2042	7,204	8,691
FNMA Series 2003-W08 Class 4A ±±	3.50	11-25-2042	173,322	182,012
FNMA Series 2003-W14 Class 2A ±±	2.79	6-25-2045	136,559	145,403
FNMA Series 2003-W14 Class 2A ±±	3.85	1-25-2043	331,411	350,020
FNMA Series 2004-W11 Class 1A3	7.00	5-25-2044	1,401,511	1,661,761
FNMA Series 2004-W15 Class 1A3	7.00	8-25-2044	727,007	857,996
GNMA	3.00	11-20-2045	5,420,856	5,537,595
GNMA %%	3.50	9-21-2047	11,685,000	12,184,807
GNMA	4.00	5-20-2047	3,107,773	3,291,574
GNMA	4.00	6-20-2047	2,053,639	2,174,546
GNMA	5.00	7-20-2040	833,096	911,193
GNMA	7.50	12-15-2029	715	798
GNMA Series 2008-22 Class XM ±±(c)	0.90	2-16-2050	1,552,735	40,939

Total Agency Securities (Cost $94,653,036)				96,256,818

Asset-Backed Securities: 6.13%
Ally Auto Receivables Trust Series 2015-2 Class A3	1.49	11-15-2019	2,339,967	2,340,257
Ally Auto Receivables Trust Series 2016-2 Class A2	1.17	10-15-2018	27,927	27,924
American Airlines Series 2015-1 Class B Pass-Through Trust	3.70	11-1-2024	1,585,220	1,573,331
BMW Vehicle Lease Trust Series 2015-2 Class A3	1.40	9-20-2018	861,951	861,863
CarMax Auto Owner Trust Series 2015-3 Class A3	1.63	5-15-2020	1,788,269	1,789,209
CCG Receivables Trust Series 2016-1 Class A2 144A	1.69	9-14-2022	1,764,969	1,763,417
Citibank Credit Card Issuance Trust Series 2014-A6 Class A6	2.15	7-15-2021	2,650,000	2,675,214
CNH Equipment Trust Series 2014-C Class A3	1.05	11-15-2019	514,760	514,013
CNH Equipment Trust Series 2016-B Class A2A	1.31	10-15-2019	594,749	594,354
Discover Card Execution Note Trust Series 2014 Class A4	2.12	12-15-2021	1,015,000	1,024,489
Enterprise Fleet Financing LLC Series 2014-2 Class A2 144A	1.05	3-20-2020	1,398,366	1,397,606
GM Financial Automobile Leasing Trust Series 2016-2 Class A2A	1.28	10-22-2018	487,469	487,038
GMF Floorplan Owner Revolving Trust Series 2015-1 Class A1 144A	1.65	5-15-2020	1,600,000	1,600,836
Harley-Davidson Motorcycle Trust Series 2016-A Class A2	1.52	6-15-2019	426,683	426,455
Hyundai Auto Receivables Trust Series 2015-A Class A4	1.37	7-15-2020	1,205,000	1,203,730
Hyundai Auto Receivables Trust Series 2016-A Class A4 144A	1.80	12-16-2019	3,685,000	3,691,577
Kubota Credit Owner Trust Series 2016-1A Class A2 144A	1.25	4-15-2019	1,270,452	1,268,794
MMAF Equipment Finance LLC Series 2017-AA Class A4 144A	2.41	8-16-2024	1,975,000	1,993,263
Octagon Investment Partners Series 2015-1A Class A1R (3 Month LIBOR +0.90%) 144A±%%	1.00	5-21-2027	3,000,000	3,000,000
SunTrust Auto Receivables Trust Series 2015-1A Class A3 144A	1.42	9-16-2019	796,934	796,956
Volvo Financial Equipment LLC Series 2016-1A Class A2 144A	1.44	10-15-2018	975,614	975,571
World Omni Auto Receivables Trust Series 2015-A Series A3	1.34	5-15-2020	1,347,580	1,346,724

Total Asset-Backed Securities (Cost $31,352,689)				31,352,621

Corporate Bonds and Notes: 22.98%

Consumer Discretionary: 3.45%

Automobiles: 0.37%
Ford Motor Company	7.45	7-16-2031	1,465,000	1,877,008

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2017	Wells Fargo Core Plus Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Hotels, Restaurants & Leisure: 0.45%
International Game Technology plc 144A	4.75%	2-15-2023	$1,750,000	$2,301,817

Household Durables: 0.45%
D.R. Horton Incorporated	4.38	9-15-2022	2,160,000	2,316,097

Internet & Direct Marketing Retail: 0.19%
Amazon.com Incorporated	4.95	12-5-2044	815,000	950,564

Media: 1.61%
Charter Communications Operating LLC	4.46	7-23-2022	2,155,000	2,280,605
Charter Communications Operating LLC	6.48	10-23-2045	655,000	753,320
Discovery Communications LLC	6.35	6-1-2040	550,000	632,235
Gray Television Incorporated 144A	5.88	7-15-2026	585,000	602,550
NBCUniversal Enterprise Incorporated 144A	5.25	12-31-2049	938,000	994,280
SES Global Americas Holding Company 144A	5.30	3-25-2044	880,000	846,650
Thomson Reuters Corporation	5.85	4-15-2040	945,000	1,122,548
Viacom Incorporated	5.85	9-1-2043	985,000	1,013,663

				8,245,851

Multiline Retail: 0.18%
Macy’s Retail Holdings Incorporated	3.45	1-15-2021	940,000	944,727

Specialty Retail: 0.20%
Asbury Automotive Group Incorporated	6.00	12-15-2024	1,000,000	1,030,000

Energy: 2.32%

Energy Equipment & Services: 0.13%
Hilcorp Energy Company 144A	5.75	10-1-2025	659,000	635,935

Oil, Gas & Consumable Fuels: 2.19%
Anadarko Petroleum Corporation	6.60	3-15-2046	795,000	961,753
Andeavor Corporation 144A	4.75	12-15-2023	2,015,000	2,164,126
Crestwood Midstream Partners LP	6.25	4-1-2023	940,000	970,550
Energy Transfer Partners LP	6.13	12-15-2045	1,330,000	1,454,772
Marathon Petroleum Corporation	4.75	9-15-2044	630,000	610,877
Murphy Oil Corporation	5.75	8-15-2025	1,215,000	1,230,795
Nabors Industries Limited «	5.50	1-15-2023	705,000	659,616
Rose Rock Midstream LP	5.63	7-15-2022	1,000,000	982,500
Sabine Pass Liquefaction LLC	6.25	3-15-2022	905,000	1,020,771
Williams Partners LP	4.88	3-15-2024	1,105,000	1,151,985

				11,207,745

Financials: 10.63%

Banks: 2.88%
Bank of America Corporation	3.95	4-21-2025	1,170,000	1,208,233
Bank of America Corporation (3 Month LIBOR +3.90%) ±	6.10	12-29-2049	1,290,000	1,414,163
BBVA Bancomer SA of Texas 144A	7.25	4-22-2020	1,000,000	1,092,000
Citizens Financial Group (3 Month LIBOR +3.56%) ±	5.16	6-29-2023	1,340,000	1,371,605
Fifth Third Bank	2.15	8-20-2018	1,885,000	1,894,229
Huntington National Bank	2.20	11-6-2018	1,985,000	1,993,754

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Core Plus Bond Fund	Portfolio of investments—August 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Banks (continued)
JPMorgan Chase & Company	2.97%	1-15-2023	$2,550,000	$2,595,330
JPMorgan Chase & Company (3 Month LIBOR +3.25%) ±	5.15	12-29-2049	1,370,000	1,412,074
PNC Financial Services (3 Month LIBOR +3.30%) ±	5.00	12-29-2049	565,000	590,425
Santander Holdings USA 144A	3.70	3-28-2022	1,125,000	1,147,176

				14,718,989

Capital Markets: 2.65%
Bank of New York Mellon Corporation (3 Month LIBOR +3.42%) ±	4.95	12-29-2049	2,000,000	2,070,000
Blackstone Holdings Finance Company LLC 144A	5.00	6-15-2044	1,015,000	1,154,693
Goldman Sachs Group Incorporated	2.35	11-15-2021	1,980,000	1,970,084
Goldman Sachs Group Incorporated	5.15	5-22-2045	1,100,000	1,254,496
Goldman Sachs Group Incorporated (3 Month LIBOR +3.83%) «±	5.30	12-29-2049	1,100,000	1,177,682
Legg Mason Incorporated	5.63	1-15-2044	815,000	891,032
Morgan Stanley	2.63	11-17-2021	2,980,000	3,003,847
Morgan Stanley	2.75	5-19-2022	2,000,000	2,017,164

				13,538,998

Consumer Finance: 0.92%
ERAC USA Finance LLC 144A	4.50	2-15-2045	1,695,000	1,704,258
PACCAR Financial Corporation	2.30	8-10-2022	3,000,000	3,015,117

				4,719,375

Diversified Financial Services: 0.96%
Brookfield Finance LLC	4.00	4-1-2024	2,005,000	2,102,505
Daimler Finance North America LLC 144A	1.75	10-30-2019	2,215,000	2,202,225
LPL Holdings Incorporated 144A	5.75	9-15-2025	600,000	628,500

				4,933,230

Insurance: 3.22%
CHUBB Corporation (3 Month LIBOR +2.25%) ±	3.55	3-29-2067	1,100,000	1,094,500
Endurance Specialty Holdings Limited	7.00	7-15-2034	1,330,000	1,687,852
Guardian Life Insurance Company 144A	4.85	1-24-2077	1,045,000	1,137,873
Hartford Financial Services Group (3 Month LIBOR +4.60%) ±	8.13	6-15-2068	1,905,000	1,985,010
National Life Insurance Company of Vermont 144A	10.50	9-15-2039	1,315,000	2,216,284
PartnerRe Finance II Incorporated (3 Month LIBOR +2.33%) ±	3.53	12-1-2066	1,345,000	1,156,700
Protective Life Corporation	8.45	10-15-2039	1,855,000	2,806,689
Prudential Financial Incorporated (3 Month LIBOR +5.00%) ±	8.88	6-15-2068	1,645,000	1,727,579
RenaissanceRe Finance Incorporated	3.70	4-1-2025	1,105,000	1,139,279
Transatlantic Holdings Incorporated	8.00	11-30-2039	1,100,000	1,505,120

				16,456,886

Health Care: 1.21%

Biotechnology: 0.22%
Celgene Corporation	5.00	8-15-2045	960,000	1,096,096

Health Care Providers & Services: 0.47%
Acadia Healthcare Company Incorporated	6.50	3-1-2024	760,000	817,000
DaVita HealthCare Partners Incorporated	5.00	5-1-2025	810,000	821,178
Highmark Incorporated 144A	6.13	5-15-2041	710,000	756,039

				2,394,217

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2017	Wells Fargo Core Plus Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Life Sciences Tools & Services: 0.44%
Thermo Fisher Scientific	1.40%	1-23-2026	$1,900,000	$2,266,565

Pharmaceuticals: 0.08%
Endo Finance LLC 144A	6.00	7-15-2023	500,000	417,585

Industrials: 1.15%

Airlines: 0.33%
American Airlines Group Incorporated 144A	4.63	3-1-2020	635,000	652,463
United Continental Holdings Incorporated «	6.00	12-1-2020	955,000	1,033,788

				1,686,251

Transportation Infrastructure: 0.82%
Toll Road Investors Partnership II LP 144A¤	0.00	2-15-2026	5,630,000	3,564,508
Toll Road Investors Partnership II LP 144A¤	0.00	2-15-2028	1,150,000	642,264

				4,206,772

Information Technology: 0.30%

Technology Hardware, Storage & Peripherals: 0.30%
Diamond 1 Finance Corporation 144A	8.35	7-15-2046	1,175,000	1,521,058

Real Estate: 0.81%

Equity REITs: 0.62%
Federal Realty Investment Trust	3.63	8-1-2046	915,000	839,600
Omega Healthcare Investors Incorporated	4.95	4-1-2024	2,185,000	2,318,020

				3,157,620

Real Estate Management & Development: 0.19%
CBRE Services Incorporated	5.00	3-15-2023	940,000	977,600

Telecommunication Services: 2.01%

Diversified Telecommunication Services: 0.94%
AT&T Incorporated	4.75	5-15-2046	1,075,000	1,029,859
AT&T Incorporated	5.15	2-14-2050	610,000	615,098
AT&T Incorporated	5.25	3-1-2037	1,070,000	1,127,497
AT&T Incorporated	5.65	2-15-2047	1,050,000	1,146,936
Verizon Communications Incorporated	5.01	4-15-2049	882,000	885,760

				4,805,150

Wireless Telecommunication Services: 1.07%
Crown Castle Towers LLC 144A	3.22	5-15-2042	2,600,000	2,643,810
SBA Tower Trust 144A	3.72	4-9-2048	1,968,000	2,038,203
Sprint Corporation	7.13	6-15-2024	700,000	769,125

				5,451,138

Utilities: 1.10%

Electric Utilities: 0.59%
Basin Electric Power Cooperative 144A	4.75	4-26-2047	1,315,000	1,438,433
Exelon Corporation	3.50	6-1-2022	1,520,000	1,575,685

				3,014,118

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Core Plus Bond Fund	Portfolio of investments—August 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Gas Utilities: 0.22%
Southern Company Gas Capital Corporation	3.95%	10-1-2046	$1,145,000	$1,129,953

Independent Power & Renewable Electricity Producers: 0.29%
Harper Lake Solar Funding Corporation 144A	7.65	12-31-2018	598,377	619,320
Tri-State Generation and Transmission Association Incorporated	4.25	6-1-2046	850,000	862,201

				1,481,521

Total Corporate Bonds and Notes (Cost $112,885,533)				117,482,866

Foreign Corporate Bonds and Notes @: 2.83%

Consumer Discretionary: 0.23%

Hotels, Restaurants & Leisure: 0.23%
William Hill plc (GBP)	4.88	9-7-2023	875,000	1,185,208

Energy: 0.75%

Oil, Gas & Consumable Fuels: 0.75%
Petroleos Mexicanos (EUR)	3.75	2-21-2024	1,000,000	1,246,116
TOTAL SA (5 Year Euro Swap Rate +3.78%) ± (EUR)	3.88	12-29-2049	2,000,000	2,576,564

				3,822,680

Financials: 1.39%

Banks: 0.43%
Allied Irish Banks plc (5 Year Euro Swap Rate +3.95%) ± (EUR)	4.13	11-26-2025	1,000,000	1,275,270
ATF Netherlands BV (EUR)	1.50	7-15-2024	500,000	591,118
BAWAG PSK Bank (EUR)	8.13	10-30-2023	200,000	319,688

				2,186,076

Diversified Financial Services: 0.96%
Ie2 Holdco SA (EUR)	2.88	6-1-2026	1,900,000	2,442,334
LYB International Finance Company (EUR)	1.88	3-2-2022	2,000,000	2,484,732

				4,927,066

Telecommunication Services: 0.46%

Diversified Telecommunication Services: 0.46%
Cellnex Telecom SA (EUR)	2.38	1-16-2024	1,900,000	2,341,745

Total Foreign Corporate Bonds and Notes (Cost $13,580,019)				14,462,775

Foreign Government Bonds @: 0.79%
Brazil (BRL)	10.00	1-1-2021	3,100,000	1,011,487
Indonesia (IDR)	7.88	4-15-2019	25,000,000,000	1,916,345
Mexico (MXN)	6.50	6-9-2022	20,000,000	1,108,369

Total Foreign Government Bonds (Cost $3,957,745)				4,036,201

Loans: 4.89%

Consumer Discretionary: 0.23%

Specialty Retail: 0.23%
Staples Incorporated (3 Month LIBOR +4.00%) ±%%<	0.00	8-6-2024	$1,175,000	1,168,855

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2017	Wells Fargo Core Plus Bond Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Consumer Staples: 0.47%

Food Products: 0.47%
Pinnacle Foods Incorporated (1 Month LIBOR +2.00%) ±	3.23%	2-2-2024	$1,243,750	$1,246,399
Prestige Brands Incorporated (1 Month LIBOR +2.75%) ±	3.99	1-26-2024	1,140,505	1,141,748

				2,388,147

Financials: 0.19%

Insurance: 0.19%
Hub International Limited (2 Month LIBOR +3.00%) ±	4.31	10-2-2020	994,859	997,823

Health Care: 0.73%

Health Care Providers & Services: 0.51%
Air Methods Corporation (3 Month LIBOR +3.50%) ±‡	4.80	4-21-2024	118,013	114,620
Press Ganey Holdings Incorporated (1 Month LIBOR +3.25%) ±‡	4.49	10-21-2023	1,243,750	1,248,414
Surgery Center Holdings Incorporated (3 Month LIBOR +3.25%) ±%%<	0.00	6-6-2024	1,250,000	1,236,975

				2,600,009

Pharmaceuticals: 0.22%
Endo Finance LLC (1 Month LIBOR +4.25%) ±	5.50	4-29-2024	1,115,000	1,122,314

Industrials: 1.07%

Aerospace & Defense: 0.24%
TransDigm Incorporated (1 Month LIBOR +3.00%) ±	4.26	5-14-2022	1,237,958	1,239,220

Commercial Services & Supplies: 0.59%
Aramark Services Incorporated (1 Month LIBOR +2.00%) ±	3.24	3-28-2024	513,713	514,997
KAR Auction Services Incorporated (3 Month LIBOR +2.25%) ±	3.56	3-11-2021	1,243,808	1,248,087
Waste Industries USA Incorporated (1 Month LIBOR +2.75%) ±	3.99	2-27-2020	1,237,342	1,238,505

				3,001,589

Communications Equipment: 0.24%
Virgin Media Bristol LLC (1 Month LIBOR +2.75%) ±	3.98	1-31-2025	1,250,000	1,252,425

Information Technology: 0.75%

Internet Software & Services: 0.51%
Ancestry.com Operations Incorporated (1 Month LIBOR +3.25%) ±	4.48	10-19-2023	1,237,500	1,242,920
Match Group Incorporated (3 Month LIBOR +2.50%) ±	3.81	11-16-2022	880,000	884,030
Zayo Group LLC (1 Month LIBOR +2.25%) ±	3.48	1-19-2024	491,179	491,214

				2,618,164

IT Services: 0.24%
First Data Corporation (1 Month LIBOR +2.25%) ±	3.49	7-8-2022	1,145,240	1,143,808
Tempo Acquisition LLC (1 Month LIBOR +3%) ±	4.23	5-1-2024	75,000	75,225

				1,219,033

Materials: 0.52%

Containers & Packaging: 0.52%
Berry Plastics Corporation (1 Month LIBOR +2.25%) ±	3.48	2-8-2020	1,141,068	1,141,786
Consolidated Container Company LLC (1 Month LIBOR +3.50%) ±	4.74	5-22-2024	300,000	301,500
Reynolds Group Holdings Incorporated (1 Month LIBOR +3.00%) ±	4.24	2-5-2023	1,240,641	1,241,236

				2,684,522

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Core Plus Bond Fund	Portfolio of investments—August 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Real Estate: 0.45%

Equity REITs: 0.45%
MGM Growth Properties LLC (1 Month LIBOR +2.25%) ±	3.49%	4-25-2023	$1,237,469	$1,239,535
The Geo Group Incorporated (1 Month LIBOR +2.25%) ±	3.49	3-22-2024	1,039,864	1,040,301

				2,279,836

Telecommunication Services: 0.48%

Diversified Telecommunication Services: 0.24%
Level 3 Financing Incorporated (1 Month LIBOR +2.25%) ±	3.49	2-22-2024	1,198,840	1,197,713

Wireless Telecommunication Services: 0.24%
Sprint Communications Incorporated (1 Month LIBOR +2.50%) ±	3.75	2-2-2024	1,246,875	1,246,875

Total Loans (Cost $25,048,992)				25,016,525

Municipal Obligations: 7.14%

California: 0.69%
Alameda CA Corridor Transportation Authority CAB Refunding Bond Subordinated Series B (Transportation Revenue, Ambac Insured) ¤	0.00	10-1-2028	2,115,000	1,255,676
San Jose CA Series B (Airport Revenue, AGM Insured)	6.60	3-1-2041	2,000,000	2,269,580

				3,525,256

Colorado: 0.63%
Catholic Health Initiatives (Health Revenue) ¤	0.00	9-15-2017	3,200,000	3,197,636

District of Columbia: 0.40%
Metropolitan Washington DC Airports Authority Build America Bonds (Transportation Revenue)	7.46	10-1-2046	1,375,000	2,035,151

Illinois: 2.11%
Chicago IL (GO Revenue)	5.43	1-1-2042	1,000,000	1,012,190
Chicago IL Series B (GO Revenue)	7.38	1-1-2033	1,125,000	1,302,435
Chicago IL Transit Authority Taxable Pension Funding Series A (Tax Revenue)	6.90	12-1-2040	1,075,000	1,427,009
Cook County IL Series B (GO Revenue, Build America Mutual Assurance Company Insured)	6.36	11-15-2033	1,745,000	2,211,124
Illinois Taxable Pension (GO Revenue)	5.10	6-1-2033	1,870,000	1,861,622
Metropolitan Pier & Exposition Authority Illinois CAB McCormick Place Expansion Project Series 2010-B1 (Tax Revenue, AGM Insured) ¤	0.00	6-15-2026	1,975,000	1,498,749
Metropolitan Pier & Exposition Authority Illinois CAB McCormick Place Expansion Project Series 2012-B (Tax Revenue) ¤	0.00	12-15-2051	765,000	109,755
Will County IL Community High School District (GO Revenue, AGM Insured) ¤	0.00	1-1-2025	1,820,000	1,357,338

				10,780,222

Maryland: 0.19%
Maryland Health & HEFAR Green Street Academy Series B (Education Revenue) 144A	6.75	7-1-2023	975,000	974,415

Michigan: 0.54%
Michigan Finance Authority Local Government Loan Program Project Series E (Miscellaneous Revenue)	7.19	11-1-2022	1,915,000	2,151,081
Wayne County MI Series 2016 (GO Revenue)	4.25	12-1-2018	631,000	636,597

				2,787,678

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2017	Wells Fargo Core Plus Bond Fund	17

Security name	Interest rate	Maturity date	Principal	Value

New Jersey: 0.81%
New Jersey EDA Series B (Miscellaneous Revenue, AGM Insured) ¤	0.00%	2-15-2019	$4,250,000	$4,130,745

New York: 0.37%
Oyster Bay NY (GO Revenue)	3.25	2-1-2018	805,000	805,225
Oyster Bay NY (GO Revenue)	3.55	2-1-2019	1,085,000	1,085,022

				1,890,247

Ohio: 0.45%
American Municipal Power Incorporated Combined Hydroelectric Projects Series 2010-B (Utilities Revenue)	8.08	2-15-2050	1,365,000	2,316,296

Pennsylvania: 0.59%
Commonwealth of Pennsylvania Financing Authority Series A (Miscellaneous Revenue)	4.14	6-1-2038	1,995,000	2,133,932
Quakertown PA General Authority USDA Loan Anticipation Notes Series 2017-B (Health Revenue)	3.80	7-1-2021	900,000	901,089

				3,035,021

Texas: 0.36%
North Texas Tollway Authority Build America Bonds Subordinate Lien Series B-2 (Transportation Revenue)	8.91	2-1-2030	1,595,000	1,820,868

Total Municipal Obligations (Cost $34,269,842)				36,493,535

Non-Agency Mortgage-Backed Securities: 5.33%
Arbor Realty Collateralized Series 2016-FL Class A (1 Month LIBOR +1.70%) 144A±	2.93	9-15-2026	1,000,000	996,300
Banc of America Commercial Mortgage Securities Incorporated Series 2007-1 Class AMFX ±±	5.48	1-15-2049	1,007,461	1,005,932
Banc of America Funding Corporation Series 2016-R1 Class A1 144A±±	2.50	3-25-2040	1,292,976	1,310,431
Bear Stearns Commercial Mortgage Series 2007-PW18 Class AMA ±±	6.09	6-11-2050	2,380,000	2,393,475
BSPRT Commercial Mortgage Backed Series 2017-FL1 (1 Month LIBOR +1.35%) 144A±	2.58	6-15-2027	1,610,000	1,612,783
Credit Suisse First Boston Commercial Mortgage Trust Series 1998-C2 Class AX ±±(c)	0.24	11-15-2030	141,213	109
CSAIL Commercial Mortgage Trust Series 2015-C4 Class A1	2.01	11-15-2048	2,803,338	2,805,924
Financial Asset Securitization Incorporated Series 1997-NAM2 Class B2 †	7.88	7-25-2027	27,050	20,696
FirstKey Mortgage Trust Series 2014-1 Class A2 144A±±	3.00	11-25-2044	2,502,646	2,524,936
Five Guys Funding LLC Series 2017-1A Class A2 144A	4.60	7-25-2047	1,610,000	1,661,253
GAHR Commercial Mortgage Trust Series 2015-NRF Class AFX 144A	3.23	12-15-2034	1,600,000	1,636,148
GS Mortgage Securities Trust Series 2007 Class AM ±±	5.79	8-10-2045	866,660	873,597
JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-CB18 Class AMFL (1 Month LIBOR +0.17%) ±	1.39	6-12-2047	746,142	738,208
JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-LDPX Class AM ±±	5.46	1-15-2049	608,725	608,094
Mach One Trust Commercial Mortgage Backed Series 2004-1 Class X 144A±±(c)‡	0.49	5-28-2040	200,467	1,241
Morgan Stanley Capital I Series 2004-RR2 Class X 144A±±(c)‡	0.23	10-28-2033	32,026	476
Morgan Stanley Capital I Series 2008-T29 Class A4 ±±	6.48	1-11-2043	1,372,479	1,382,121
OCP Collateralized Loan Obligation Limited Trust Series 2012-2A Class A1R (3 Month LIBOR +1.40%) 144A±	2.71	11-22-2025	2,000,000	2,014,222
Palmer Square Collateralized Loan Obligation Limited Trust Series 2013-1A Class A1R (3 Month LIBOR +0.97%) 144A±	2.29	5-15-2025	1,530,346	1,533,337
TICP Collateralized Loan Obligation Limited Trust Series 2014-2A Class A1AR (3 Month LIBOR +1.16%) 144A±	2.47	7-20-2026	2,500,000	2,503,780
Wind River Collateralized Loan Obligation Limited Trust Series 2014-3A Class AR (3 Month LIBOR +1.10%) 144A±	2.41	1-22-2027	1,600,000	1,599,984

Total Non-Agency Mortgage-Backed Securities (Cost $27,299,932)				27,223,047

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Core Plus Bond Fund	Portfolio of investments—August 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities: 8.62%
U.S. Treasury Bond	2.88%	11-15-2046	$5,115,000	$5,264,454
U.S. Treasury Bond	3.00	5-15-2047	4,580,000	4,835,299
U.S. Treasury Bond	4.63	2-15-2040	1,655,000	2,230,242
U.S. Treasury Note	2.25	2-15-2027	28,095,000	28,411,069
U.S. Treasury Note	2.25	8-15-2027	3,300,000	3,337,512

Total U.S. Treasury Securities (Cost $42,997,630)				44,078,576

Yankee Corporate Bonds and Notes: 10.77%

Consumer Discretionary: 0.13%

Media: 0.13%
British Sky Broadcasting Group plc 144A	9.50	11-15-2018	625,000	678,997

Consumer Staples: 0.38%

Beverages: 0.38%
Coca-Cola FEMSA SAB de CV	3.88	11-26-2023	1,835,000	1,957,698

Energy: 0.92%

Oil, Gas & Consumable Fuels: 0.92%
BP Capital Markets plc	3.22	11-28-2023	2,170,000	2,232,784
Comision Federal de Electricidad 144A	4.75	2-23-2027	1,140,000	1,182,750
Petroleos Mexicanos 144A	6.50	3-13-2027	1,170,000	1,312,155

				4,727,689

Financials: 7.38%

Banks: 3.51%
ABN AMRO Bank NV 144A	4.75	7-28-2025	1,800,000	1,924,097
Banco de Bogota SA 144A	4.38	8-3-2027	1,110,000	1,110,999
Banco General SA 144A	4.13	8-7-2027	1,035,000	1,032,413
Banco Nacional de Costa Rica 144A	5.88	4-25-2021	1,600,000	1,668,000
Bancolombia SA	5.13	9-11-2022	1,130,000	1,189,325
Banque Ouest Africaine de Developpement 144A	5.00	7-27-2027	2,520,000	2,601,900
BNP Paribas 144A	3.80	1-10-2024	800,000	832,465
BPCE SA 144A	5.15	7-21-2024	1,725,000	1,861,205
Credit Suisse Group Funding Limited	3.13	12-10-2020	2,335,000	2,388,459
Nordea Bank AB (5 Year USD ICE Swap Rate-11:00 AM NY +3.56%) 144A±	5.50	12-31-2049	1,800,000	1,857,600
Santander UK Group Holdings PLC	3.57	1-10-2023	960,000	984,384
Sumitomo Mitsui Financial Group Incorporated	2.44	10-19-2021	500,000	501,139

				17,951,986

Capital Markets: 0.86%
Credit Suisse Group AG 144A	3.57	1-9-2023	1,770,000	1,820,743
Macquarie Group Limited 144A	6.00	1-14-2020	2,365,000	2,570,643

				4,391,386

Diversified Financial Services: 1.61%
Banco Nacional de Comercio Exterior SNC 144A	4.38	10-14-2025	2,350,000	2,441,063
Corporacion Financiera de Desarrollo SA (3 Month LIBOR +5.61%) 144A±	5.25	7-15-2029	1,185,000	1,251,656
Deutsche Bank AG	6.00	9-1-2017	1,330,000	1,330,000
UBS Group Funding Switzerland AG (3 Month LIBOR +0.95%) 144A±	2.86	8-15-2023	2,000,000	1,998,420
UBS Group Funding Switzerland AG 144A	3.49	5-23-2023	1,165,000	1,198,827

				8,219,966

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2017	Wells Fargo Core Plus Bond Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Insurance: 1.40%
Axis Specialty Finance plc	2.65%	4-1-2019	$1,970,000	$1,985,524
Qatar Reinsurance Company Limited (5 Year USD Swap Rate +2.79%) ±	4.95	12-31-2099	1,120,000	1,114,400
Validus Holdings Limited	8.88	1-26-2040	830,000	1,225,360
XLIT Limited (3 Month EURIBOR +2.90%) ±	3.25	6-29-2047	2,400,000	2,828,511

				7,153,795

Health Care: 0.31%

Pharmaceuticals: 0.31%
Perrigo Finance plc	4.90	12-15-2044	977,000	982,663
Teva Pharmaceutical Industries Limited	4.10	10-1-2046	730,000	614,916

				1,597,579

Information Technology: 0.42%

Semiconductors & Semiconductor Equipment: 0.42%
NXP Funding LLC 144A	3.88	9-1-2022	2,050,000	2,126,875

Telecommunication Services: 0.40%

Diversified Telecommunication Services: 0.19%
Telefonica Emisiones SAU	5.21	3-8-2047	885,000	984,180

Wireless Telecommunication Services: 0.21%
Globo Communicacoes Participacoes SA 144A	4.88	4-11-2022	1,025,000	1,068,768

Utilities: 0.83%

Electric Utilities: 0.83%
ACWA Power Management and Investments One Limited 144A	5.95	12-15-2039	520,000	530,870
Transelec SA 144A	3.88	1-12-2029	860,000	857,850
Western Power Distributions Holdings Limited 144A	7.38	12-15-2028	2,265,000	2,837,201

				4,225,921

Total Yankee Corporate Bonds and Notes (Cost $52,648,466)				55,084,840

Yankee Government Bonds: 3.74%
Banco Nacional de Desenvolvimento Econômico e Social 144A	4.75	5-9-2024	905,000	907,715
Bermuda 144A	3.72	1-25-2027	995,000	1,012,990
Bermuda 144A	4.14	1-3-2023	1,210,000	1,272,085
Dominican Republic 144A	5.95	1-25-2027	1,455,000	1,578,675
Federative Republic of Brazil	6.00	4-7-2026	1,350,000	1,497,150
Province of Santa Fe 144A	7.00	3-23-2023	2,000,000	2,105,440
Republic of Argentina	6.25	4-22-2019	1,200,000	1,261,800
Republic of Argentina	6.88	4-22-2021	1,280,000	1,391,360
Republic of Argentina	7.50	4-22-2026	1,350,000	1,515,375
Republic of Chile	3.86	6-21-2047	1,000,000	1,037,500
Republic of Colombia	5.63	2-26-2044	755,000	849,375
Republic of Senegal 144A	6.25	5-23-2033	750,000	771,375
Republic of Turkey	5.75	5-11-2047	935,000	960,900
Ukraine	1.47	9-29-2021	3,000,000	2,958,894

Total Yankee Government Bonds (Cost $18,503,157)				19,120,634

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Core Plus Bond Fund	Portfolio of investments—August 31, 2017

Security name	Yield		Shares	Value

Short-Term Investments: 13.94%

Investment Companies: 13.54%
Securities Lending Cash Investment LLC (l)(r)(u)	1.25%		2,797,697	$2,797,977
Wells Fargo Government Money Market Fund Select Class (l)(u)##	0.92		66,446,091	66,446,091

				69,244,068

		Maturity date	Principal
U.S. Treasury Securities: 0.40%
U.S. Treasury Bill (z)#	0.92	9-14-2017	$1,900,000	1,899,388
U.S. Treasury Bill (z)#	0.96	9-28-2017	150,000	149,899

				2,049,287

Total Short-Term Investments (Cost $71,293,216)				71,293,355

Total investments in securities (Cost $528,490,257)	105.98%	541,901,793
Other assets and liabilities, net	(5.98)	(30,554,433)

Total net assets	100.00%	$511,347,360

±	Variable rate investment. The rate shown is the rate in effect at period end.

±±	The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

(c)	Investment in an interest-only security entitles holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.

¤	The security is issued in zero coupon form with no periodic interest payments.

%%	The security is issued on a when-issued basis.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

«	All or a portion of this security is on loan.

@	Foreign bond principal is denominated in the local currency of the issuer.

<	All or a portion of the position represents an unfunded loan commitment.

‡	Security is valued using significant unobservable inputs.

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities and unfunded loans.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
10-Year U.S. Treasury Notes	195	12-19-2017	$24,689,057	$24,761,953	$72,896	$0
10-Year Ultra Futures	45	12-19-2017	6,116,561	6,143,906	27,345	0
2-Year U.S. Treasury Notes	155	12-29-2017	33,516,563	33,528,438	11,875	0
Short
Euro-BOBL Futures	100	9-7-2017	15,804,018	15,849,660	0	(45,642)
Euro-Bund Futures	35	9-7-2017	6,850,212	6,878,186	0	(27,974)
5-Year U.S. Treasury Notes	25	12-29-2017	2,965,222	2,962,500	2,722	0

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2017	Wells Fargo Core Plus Bond Fund	21

Forward Foreign Currency Contracts

Currency to be received	Currency to be delivered	Counterparty¤¤	Settlement date	Unrealized gains	Unrealized losses
7,350,000 EUR	8,754,497 USD	Citibank	9-29-2017	$6,638	$0
1,050,000 EUR	1,237,831 USD	Citibank	9-29-2017	13,759	0
3,400,000 EUR	4,019,800 USD	Citibank	9-29-2017	32,970	0
1,169,176 USD	1,000,000 EUR	Citibank	9-29-2017	0	(22,815)
2,218,586 USD	1,900,000 EUR	Citibank	9-29-2017	0	(46,197)
16,807,800 USD	15,000,000 EUR	Citibank	9-29-2017	0	(1,072,068)
1,305,100 USD	1,000,000 GBP	Citibank	9-29-2017	10,914	0
2,811,238 USD	2,500,000 EUR	Citibank	9-29-2017	0	(168,740)
5,270,353 USD	4,600,000 EUR	Citibank	9-29-2017	0	(212,806)
2,853,688 USD	2,500,000 EUR	Citibank	9-29-2017	0	(126,290)

				$64,281	$(1,648,916)

¤¤	Transaction can only be closed with the originating counterparty.

Credit Default Swaps

Sell protection

Reference index	Fixed rate received	Payment frequency	Counterparty		Maturity date	Notional amount	Value	Upfront payments	Unrealized losses
Markit iTraxx Europe Index, 1.00%, 6-20-2022	1.00%	Quarterly	JPMorgan	°°	6-20-2022	7,000,000 EUR	$(179,161)	$(192,635)	$(13,474)

°°	Exchange traded or centrally cleared transaction with counterparty

Investments In Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period
Investment companies - 13.54%
Securities Lending Cash Investment LLC	2,753,688	75,470,310	75,426,301	2,797,697	$209	$63	$38,221	$2,797,977
Wells Fargo Government Money Market Fund Select Class	30,534,851	321,653,278	285,742,038	66,446,091	0	0	152,721	66,446,091

					$209	$63	$190,942	$69,244,068

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Core Plus Bond Fund	Statement of assets and liabilities—August 31, 2017

Assets
Investments in unaffiliated securities (including $2,755,763 of securities loaned), at value (cost $459,246,252)	$472,657,725
Investments in affiliated securities, at value (cost $69,244,005)	69,244,068
Cash segregated for credit default swaps	210,411
Cash segregated for forward foreign currency contracts	1,670,000
Foreign currency, at value (cost $7,554)	4,494
Receivable for investments sold	4,640,540
Principal paydown receivable	126
Receivable for Fund shares sold	1,217,298
Receivable for interest	3,506,305
Receivable for daily variation margin on open futures contracts	51,885
Receivable for securities lending income	1,838
Unrealized gains on forward foreign currency contracts	64,281
Premiums paid on credit default swap transactions	192,635
Prepaid expenses and other assets	254,098

Total assets	553,715,704

Liabilities
Payable for investments purchased	35,695,379
Payable upon receipt of securities loaned	2,797,045
Payable for Fund shares redeemed	1,926,372
Unrealized losses on forward foreign currency contracts	1,648,916
Management fee payable	80,162
Administration fees payable	52,186
Unrealized losses on credit default swap transactions	13,474
Distribution fees payable	11,959
Due to custodian bank	5,759
Payable for daily variation margin on open futures contracts	1,758
Accrued expenses and other liabilities	135,334

Total liabilities	42,368,344

Total net assets	$511,347,360

NET ASSETS CONSIST OF
Paid-in capital	$497,500,722
Undistributed net investment income	2,271,037
Accumulated net realized losses on investments	(276,694)
Net unrealized gains on investments	11,852,295

Total net assets	$511,347,360

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$255,668,060
Shares outstanding – Class A1	20,115,476
Net asset value per share – Class A	$12.71
Maximum offering price per share – Class A2	$13.31
Net assets – Class C	$19,035,583
Shares outstanding – Class C1	1,498,194
Net asset value per share – Class C	$12.71
Net assets – Class R6	$31,450,716
Shares outstanding – Class R6[1]	2,471,141
Net asset value per share – Class R6	$12.73
Net assets – Administrator Class	$41,806,004
Shares outstanding – Administrator Class[1]	3,294,666
Net asset value per share – Administrator Class	$12.69
Net assets – Institutional Class	$163,386,997
Shares outstanding – Institutional Class[1]	12,843,956
Net asset value per share – Institutional Class	$12.72

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended August 31, 2017	Wells Fargo Core Plus Bond Fund	23

Investment income
Interest (net of foreign interest withholding taxes of $22,120)	$18,181,848
Income from affiliated securities	152,721
Securities lending income, net	38,221

Total investment income	18,372,790

Expenses
Management fee	2,275,319
Administration fees
Class A	501,804
Class B	50 [1]
Class C	30,513
Class R6	3,560 [2]
Administrator Class	54,182
Institutional Class	86,039
Shareholder servicing fees
Class A	784,069
Class B	78 [1]
Class C	47,677
Administrator Class	135,205
Distribution fees
Class B	234 [1]
Class C	143,031
Custody and accounting fees	41,105
Professional fees	63,339
Registration fees	91,765
Shareholder report expenses	106,197
Trustees’ fees and expenses	42,727
Other fees and expenses	9,406

Total expenses	4,416,300
Less: Fee waivers and/or expense reimbursements	(866,497)

Net expenses	3,549,803

Net investment income	14,822,987

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	6,947,661
Affiliated securities	209
Futures transactions	(1,909,415)
Forward foreign currency contract transactions	56,958
Credit default swap transactions	(138,845)

Net realized gains on investments	4,956,568

Net change in unrealized gains (losses) on:
Unaffiliated securities	(5,135,085)
Affiliated securities	63
Futures transactions	214,191
Forward foreign currency contract transactions	(1,646,475)
Credit default swap transactions	(13,474)

Net change in unrealized gains (losses) on investments	(6,580,780)

Net realized and unrealized gains (losses) on investments	(1,624,212)

Net increase in net assets resulting from operations	$13,198,775

[1]	For the period from September 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and no longer offered by the Fund.

[2]	For the period from October 31, 2016 (commencement of class operations) to August 31, 2017

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Core Plus Bond Fund	Statement of changes in net assets

	Year ended August 31, 2017		Year ended August 31, 2016

Operations
Net investment income		$14,822,987		$12,739,004
Net realized gains on investments		4,956,568		6,719,288
Net change in unrealized gains (losses) on investments		(6,580,780)		14,178,862

Net increase in net assets resulting from operations		13,198,775		33,637,154

Distributions to shareholders from
Net investment income
Class A		(8,298,601)		(7,603,765)
Class B		(563)[1]		(3,882)
Class C		(354,581)		(388,505)
Class R6		(337,520)[2]		N/A
Administrator Class		(1,459,294)		(1,886,618)
Institutional Class		(3,111,816)		(1,912,853)
Investor Class		N/A		(536,302)[3]
Net realized gains
Class A		(174,322)		(1,047,115)
Class B		0 [1]		(1,106)
Class C		(10,016)		(66,831)
Class R6		(12)[2]		N/A
Administrator Class		(28,708)		(236,966)
Institutional Class		(41,445)		(207,160)

Total distributions to shareholders		(13,816,878)		(13,891,103)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	6,027,974	75,386,710	22,487,697	277,054,341
Class B	0 [1]	0 [1]	29	349
Class C	419,941	5,278,093	320,982	3,940,957
Class R6	2,444,368 [2]	30,444,742 [2]	N/A	N/A
Administrator Class	2,382,823	29,615,799	2,174,640	26,791,685
Institutional Class	10,894,809	136,214,194	2,482,394	30,648,057
Investor Class	N/A	N/A	127,407 [3]	1,552,848 [3]

		276,939,538		339,988,237

Reinvestment of distributions
Class A	633,102	7,894,693	655,533	8,042,967
Class B	44 [1]	550 [1]	392	4,796
Class C	22,979	286,809	26,835	328,893
Class R6	26,775 [2]	337,532 [2]	N/A	N/A
Administrator Class	119,039	1,483,140	172,738	2,113,664
Institutional Class	232,681	2,910,737	161,828	1,989,214
Investor Class	N/A	N/A	40,974 [3]	500,143 [3]

		12,913,461		12,979,677

Payment for shares redeemed
Class A	(14,092,819)	(175,455,886)	(14,022,099)	(170,598,779)
Class B	(10,056)[1]	(124,139)[1]	(22,365)	(272,759)
Class C	(615,840)	(7,673,788)	(355,376)	(4,357,333)
Class R6	(2)[2]	(22)[2]	N/A	N/A
Administrator Class	(4,817,096)	(59,885,885)	(3,783,770)	(46,188,622)
Institutional Class	(4,552,266)	(56,762,736)	(852,821)	(10,517,257)
Investor Class	N/A	N/A	(13,460,098)[3]	(164,539,265)[3]

		(299,902,456)		(396,474,015)

Net decrease in net assets resulting from capital share transactions		(10,049,457)		(43,506,101)

Total decrease in net assets		(10,667,560)		(23,760,050)

Net assets
Beginning of period		522,014,920		545,774,970

End of period		$511,347,360		$522,014,920

Undistributed net investment income		$2,271,037		$788,907

[1]	For the period from September 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

[2]	For the period from October 31, 2016 (commencement of class operations) to August 31, 2017

[3]	For the period from September 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Core Plus Bond Fund	25

(For a share outstanding throughout each period)

	Year ended August 31
CLASS A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.70	$12.14	$12.24	$11.66	$12.57
Net investment income	0.36 [1]	0.33	0.21 [1]	0.26	0.25
Net realized and unrealized gains (losses) on investments	(0.01)	0.60	(0.08)	0.57	(0.51)

Total from investment operations	0.35	0.93	0.13	0.83	(0.26)
Distributions to shareholders from
Net investment income	(0.33)	(0.33)	(0.21)	(0.25)	(0.25)
Net realized gains	(0.01)	(0.04)	(0.02)	0.00	(0.40)

Total distributions to shareholders	(0.34)	(0.37)	(0.23)	(0.25)	(0.65)
Net asset value, end of period	$12.71	$12.70	$12.14	$12.24	$11.66
Total return[2]	2.78%	7.78%	1.04%	7.16%	(2.25)%
Ratios to average net assets (annualized)
Gross expenses	0.93%	0.93%	0.91%	0.93%	0.91%
Net expenses	0.76%	0.84%	0.84%	0.85%	0.87%
Net investment income	2.88%	2.76%	1.69%	2.10%	2.00%
Supplemental data
Portfolio turnover rate	199%	288%	322%	267%	256%
Net assets, end of period (000s omitted)	$255,668	$349,852	$223,755	$129,646	$146,836

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Core Plus Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS C	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.70	$12.14	$12.23	$11.65	$12.56
Net investment income	0.26	0.24 [1]	0.12 [1]	0.16	0.15
Net realized and unrealized gains (losses) on investments	(0.01)	0.59	(0.08)	0.58	(0.51)

Total from investment operations	0.25	0.83	0.04	0.74	(0.36)
Distributions to shareholders from
Net investment income	(0.23)	(0.23)	(0.11)	(0.16)	(0.15)
Net realized gains	(0.01)	(0.04)	(0.02)	0.00	(0.40)

Total distributions to shareholders	(0.24)	(0.27)	(0.13)	(0.16)	(0.55)
Net asset value, end of period	$12.71	$12.70	$12.14	$12.23	$11.65
Total return[2]	2.01%	6.99%	0.35%	6.35%	(3.00)%
Ratios to average net assets (annualized)
Gross expenses	1.68%	1.68%	1.66%	1.68%	1.66%
Net expenses	1.51%	1.59%	1.59%	1.60%	1.62%
Net investment income	2.12%	2.00%	0.95%	1.35%	1.24%
Supplemental data
Portfolio turnover rate	199%	288%	322%	267%	256%
Net assets, end of period (000s omitted)	$19,036	$21,216	$20,381	$24,212	$29,692

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Core Plus Bond Fund	27

(For a share outstanding throughout the period)

CLASS R6	Period ended August 31, 2017[1]
Net asset value, beginning of period	$12.59
Net investment income	0.33 [2]
Net realized and unrealized gains (losses) on investments	0.12

Total from investment operations	0.45
Distributions to shareholders from
Net investment income	(0.30)
Net realized gains	(0.01)

Total distributions to shareholders	(0.31)
Net asset value, end of period	$12.73
Total return[3]	3.64%
Ratios to average net assets (annualized)
Gross expenses	0.55%
Net expenses	0.35%
Net investment income	3.12%
Supplemental data
Portfolio turnover rate	199%
Net assets, end of period (000s omitted)	$31,451

[1]	For the period from October 31, 2016 (commencement of class operations) to August 31, 2017

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Core Plus Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
ADMINISTRATOR CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.68	$12.12	$12.22	$11.64	$12.55
Net investment income	0.37	0.34	0.22	0.27 [1]	0.26 [1]
Net realized and unrealized gains (losses) on investments	(0.01)	0.60	(0.08)	0.57	(0.51)

Total from investment operations	0.36	0.94	0.14	0.84	(0.25)
Distributions to shareholders from
Net investment income	(0.34)	(0.34)	(0.22)	(0.26)	(0.26)
Net realized gains	(0.01)	(0.04)	(0.02)	0.00	(0.40)

Total distributions to shareholders	(0.35)	(0.38)	(0.24)	(0.26)	(0.66)
Net asset value, end of period	$12.69	$12.68	$12.12	$12.22	$11.64
Total return	2.90%	7.92%	1.15%	7.31%	(2.11)%
Ratios to average net assets (annualized)
Gross expenses	0.87%	0.87%	0.85%	0.87%	0.85%
Net expenses	0.66%	0.72%	0.72%	0.72%	0.72%
Net investment income	2.97%	2.84%	1.82%	2.24%	2.14%
Supplemental data
Portfolio turnover rate	199%	288%	322%	267%	256%
Net assets, end of period (000s omitted)	$41,806	$71,133	$85,431	$101,653	$105,094

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Core Plus Bond Fund	29

(For a share outstanding throughout each period)

	Year ended August 31
INSTITUTIONAL CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.71	$12.15	$12.24	$11.67	$12.57
Net investment income	0.38	0.36	0.24 [1]	0.28	0.27 [1]
Net realized and unrealized gains (losses) on investments	0.01	0.60	(0.07)	0.57	(0.49)

Total from investment operations	0.39	0.96	0.17	0.85	(0.22)
Distributions to shareholders from
Net investment income	(0.37)	(0.36)	(0.24)	(0.28)	(0.28)
Net realized gains	(0.01)	(0.04)	(0.02)	0.00	(0.40)

Total distributions to shareholders	(0.38)	(0.40)	(0.26)	(0.28)	(0.68)
Net asset value, end of period	$12.72	$12.71	$12.15	$12.24	$11.67
Total return	3.10%	8.05%	1.37%	7.36%	(1.89)%
Ratios to average net assets (annualized)
Gross expenses	0.60%	0.60%	0.58%	0.60%	0.56%
Net expenses	0.44%	0.58%	0.58%	0.58%	0.56%
Net investment income	3.17%	3.04%	1.95%	2.38%	2.26%
Supplemental data
Portfolio turnover rate	199%	288%	322%	267%	256%
Net assets, end of period (000s omitted)	$163,387	$79,687	$54,419	$32,438	$31,221

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Core Plus Bond Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Core Plus Bond Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund. Information for Investor Class shares reflected in the financial statements represents activity through October 23, 2015.

Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through December 5, 2016.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Non-listed swaps are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Notes to financial statements	Wells Fargo Core Plus Bond Fund	31

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in securities lending income (net of fees and rebates) on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

32	Wells Fargo Core Plus Bond Fund	Notes to financial statements

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Futures contracts

The Fund is subject to interest rate risk and foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and foreign exchange rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Credit default swaps

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swap contracts for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or for investment gains. Credit default swaps involve an exchange of a stream of payments for protection against the loss in value of an underlying security or index. Under the terms of the swap, one party acts as a guarantor (referred to as the seller of protection) and receives a periodic stream of payments, provided that there is no credit event, from another party (referred to as the buyer of protection) that is a fixed percentage applied to a notional principal amount over the term of the swap. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. A credit event includes bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium, and restructuring. The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates. The maximum potential amount of future payments (undiscounted) that the Fund as the seller of protection could be required to make under the credit default swap contract would be an amount equal to the notional amount of the swap contract. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

If the Fund is the seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of protection the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index. If the Fund is the buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will receive from the seller of protection the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index.

Any premiums paid or received on the transactions are recorded as an asset or liability on the Statement of Assets and Liabilities and amortized. The value of the swap contract is marked-to-market daily based on quotations from an independent pricing service or an independent broker-dealer and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. In addition, payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses.

Notes to financial statements	Wells Fargo Core Plus Bond Fund	33

Certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income are paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of August 31, 2017, the aggregate cost of all investments for federal income tax purposes was $527,058,357 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$14,484,901
Gross unrealized losses	(1,198,352)
Net unrealized gains	$13,286,549

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to expiration of capital loss carryforwards and foreign currency transactions. At August 31, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized losses on investments
$(1,381,302)	$221,518	$1,159,784

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

34	Wells Fargo Core Plus Bond Fund	Notes to financial statements

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Agency securities	$0	$96,256,818	$0	$96,256,818

Asset-backed securities	0	31,352,621	0	31,352,621

Corporate bonds and notes	0	117,482,866	0	117,482,866

Foreign corporate bonds and notes	0	14,462,775	0	14,462,775

Foreign government bonds	0	4,036,201	0	4,036,201

Loans	0	23,653,491	1,363,034	25,016,525

Municipal obligations	0	36,493,535	0	36,493,535

Non-agency mortgage-backed securities	0	27,221,330	1,717	27,223,047

U.S. Treasury securities	44,078,576	0	0	44,078,576

Yankee corporate bonds and notes	0	55,084,840	0	55,084,840

Yankee government bonds		19,120,634		19,120,634

Short-term investments
Investment companies	66,446,091	0	0	66,446,091
U.S. Treasury securities	2,049,287	0	0	2,049,287
Investments measured at net asset value*				2,797,977

	112,573,954	425,165,111	1,364,751	541,901,793
Credit default swap contracts	0	192,635	0	192,635
Forward foreign currency contracts	0	64,281	0	64,281
Futures contracts	51,885	0	0	51,885
Total assets	$112,625,839	$425,422,027	$1,364,751	$542,210,594
Liabilities
Credit default swap contracts	$0	$13,474	$0	$13,474
Forward foreign currency contracts	0	1,648,916	0	1,648,916
Futures contracts	1,758	0	0	1,758
Total liabilities	$1,758	$1,662,390	$0	$1,664,148

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $2,797,977 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Notes to financial statements	Wells Fargo Core Plus Bond Fund	35

Forward foreign currency contracts are reported at their unrealized gains (losses) at measurement date, which represents the change in the contract’s value from trade date. Futures contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Swap contracts consists of unrealized gains (losses) and premiums paid or received on swap contracts, which represents the change in the contract’s value from trade date. All other assets and liabilities are reported at their market value at measurement date.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At August 31, 2017, the Fund did not have any transfers into/out of Level 1. The Fund had no material transfers between Level 2 and Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.45% and declining to 0.33% as the average daily net assets of the Fund increase. For the year ended August 31, 2017, the management fee was equivalent to an annual rate of 0.45% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C	0.16%
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through December 31, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.73% for Class A shares, 1.48% for Class C shares, 0.35% for Class R6 shares, 0.62% for Administrator Class shares, and 0.40% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to December 31, 2016, the Fund’s expenses were capped at 0.84% for Class A shares, 1.59% for Class C shares, 0.72% for Administrator Class shares, and 0.58% for Institutional Class shares.

During the year ended August 31, 2017, State Street Bank and Trust Company (“State Street”), the Fund’s custodian, reimbursed the Fund $5,658 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in interest income on the Statement of Operations. In addition, Funds Management was also reimbursed $69,838 by State Street for waivers/reimbursements it made to the Fund to limit Fund expenses during the period the Fund was erroneously billed.

36	Wells Fargo Core Plus Bond Fund	Notes to financial statements

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended August 31, 2017, Funds Distributor received $7,794 from the sale of Class A shares and $240 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A and Class B shares for the year ended August 31, 2017.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2017 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$641,762,648	$368,023,511	$640,301,389	$376,783,400

As of August 31, 2017, the Fund had unfunded term loan commitments of $2,426,531.

6. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2017, the Fund entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio; forward foreign currency contracts for economic hedging purposes; and credit default swap contracts as a substitute for taking a position in the underlying security or basket of securities or to potentially enhance the Fund’s total return, respectively.

The table below discloses the volume of the Fund’s derivative transactions during the year ended August 31, 2017.

Futures contracts
Average notional balance on long futures	$48,398,374
Average notional balance on short futures	22,749,797
Forward foreign currency contracts
Average contract amounts to buy	6,309,744
Average contract amounts to sell	23,416,785
Credit default swap contracts
Average notional balance	7,160,000
Segregated cash	210,411

The Fund’s credit default swap may contain provisions for early termination in the event the net assets of the Fund declines below specific levels identified by the counterparty. If these levels are triggered, the counterparty may terminate the transaction and seek payment or request full collateralization of the derivative transactions in net liability positions. On August 31, 2017, the aggregate fair value of credit defaults swap with net asset contingent features that were in a liability position amounted to $13,474.

Notes to financial statements	Wells Fargo Core Plus Bond Fund	37

A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined following tables.

The fair value of derivative instruments as of August 31, 2017 was as follows for the Fund:

	Asset derivatives			Liability derivatives
	Statement of Assets and Liabilities location	Fair value		Statement of Assets and Liabilities location	Fair value
Interest rate risk	Receivable for daily variation margin on open futures contracts	$46,836	*	Payable for daily variation margin on open futures contracts	$1,758	*
Foreign currency risk	Receivable for daily variation margin on open futures contracts	5,049	*	Payable for daily variation margin on open futures contracts	0	*
Foreign currency risk	Unrealized gains on forward foreign currency contracts	64,281		Unrealized losses on forward foreign currency contracts	1,648,916
Credit risk	Value of credit default swap transactions	192,635	**	Value of credit default swap transactions	13,474	**
		$308,801			$1,664,148

*	Only the current day’s variation margin as of August 31, 2017 is reported separately on the Statement of Assets and Liabilities.

**	Amounts include premiums paid/received on swap contracts.

The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2017 was as follows for the Fund:

	Amount of realized gains (losses) on derivatives
	Futures contracts	Forward foreign currency contracts	Credit default swaps	Total
Interest rate risk	$(1,866,086)	$0	$0	$(1,866,086)
Foreign currency risk	(43,329)	56,958	0	13,629
Credit risk	0	0	(138,845)	(138,845)
	$(1,909,415)	$56,958	$(138,845)	$(1,991,302)

	Change in unrealized gains (losses) on derivatives
	Futures contracts	Forward foreign currency contracts	Credit default swaps	Total
Interest rate risk	$115,631	$0	$0	$115,631
Foreign currency risk	98,560	(1,646,475)	0	(1,547,915)
Credit risk	0	0	(13,474)	(13,474)
	$214,191	$(1,646,475)	$(13,474)	$(1,445,758)

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the

38	Wells Fargo Core Plus Bond Fund	Notes to financial statements

reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities		Amounts subject to netting agreements	Collateral received	Net amount of assets
JPMorgan	$244,520		$(15,232)	$0	$229,288
Citibank	64,281	*	(64,281)	0	0

*	Amount represents net unrealized gains.

Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities		Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities
JPMorgan	$15,232		$(15,232)	$0	$0
Citibank	1,648,916	**	(64,281)	(1,584,635)	0

[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty by derivative type.

**	Amount represents net unrealized losses.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended August 31, 2017, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended August 31, 2017 and August 31, 2016 were as follows:

	Year ended August 31
	2017	2016
Ordinary income	$13,562,587	$12,331,925
Long-term capital gain	254,291	1,559,178

As of August 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$801,104	$953	$13,063,751

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Notes to financial statements	Wells Fargo Core Plus Bond Fund	39

10. SUBSEQUENT DISTRIBUTIONS

On September 25, 2017, the Fund declared distributions from net investment income to shareholders of record on September 22, 2017. The per share amounts payable on September 26, 2017 were as follows:

Net investment income
Class A	$0.02282
Class C	0.01405
Class R6	0.02586
Administrator Class	0.02278
Institutional Class	0.02528

On October 25, 2017, the Fund declared distributions from net investment income to shareholders of record on October 24, 2017. The per share amounts payable on October 26, 2017 were as follows:

Net investment income
Class A	$0.03211
Class C	0.02485
Class R6	0.03592
Administrator Class	0.03320
Institutional Class	0.03534

These distributions are not reflected in the accompanying financial statements.

40	Wells Fargo Core Plus Bond Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Core Plus Bond Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with custodians and brokers, or by other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Core Plus Bond Fund as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 26, 2017

Other information (unaudited)	Wells Fargo Core Plus Bond Fund	41

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $254,291 was designated as a 20% rate gain distribution for the fiscal year ended August 31, 2017.

For the fiscal year ended August 31, 2017, $10,278,536 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended August 31, 2017, 4.88% of the ordinary income distributed was derived from interest on U.S. government.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

42	Wells Fargo Core Plus Bond Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Core Plus Bond Fund	43

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996: Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Advisory Board Members

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Advisory Board Member, since 2017	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	None
Pamela Wheelock (Born 1959)	Advisory Board Member, since 2017	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	None

44	Wells Fargo Core Plus Bond Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 76 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

Other information (unaudited)	Wells Fargo Core Plus Bond Fund	45

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Core Plus Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2016. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc.

46	Wells Fargo Core Plus Bond Fund	Other information (unaudited)

(“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes. The Board also discussed and accepted Funds Management’s proposal to revise the Management Agreement to reduce the management fees paid by the Fund to Funds Management.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of

Other information (unaudited)	Wells Fargo Core Plus Bond Fund	47

profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board also discussed and accepted Funds Management’s proposal to revise the Management Agreement to reduce the management fees paid by the Fund to Funds Management. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

48	Wells Fargo Core Plus Bond Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Distributor nor Wells Fargo Funds Management holds fund shareholder accounts or assets. This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

305818 10-17 A219/AR219 08-17

Annual Report

August 31, 2017

Wells Fargo

Short Duration Government Bond Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Short Duration Government Bond Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Favorable economic news supported stocks, and interest rates moved higher.

Hiring remained strong, and business and consumer sentiment improved.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Short Duration Government Bond Fund for the 12-month period that ended August 31, 2017. Despite heightened market volatility at times, in general, global stocks delivered double-digit results and bond markets had smaller, but positive, results as well. U.S. and international stocks returned 16.23% and 18.88%, for the 12-month period, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net),2 respectively; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 0.49% and the Bloomberg Barclays Municipal Bond Index4 returned 0.26% as interest rates rose from low levels.

Election results and central banks’ policies commanded investor attention as 2016 closed.

During September and the fourth quarter of 2016, investors appeared intent on the prospective outcomes of elections in the U.S. and central-bank actions globally. Following Donald Trump’s election victory, U.S. stocks rallied. Investors appeared optimistic that the new administration would pursue progrowth policies. Favorable economic news supported stocks, and interest rates moved higher. At their mid-December meeting, U.S. Federal Reserve (Fed) officials raised the target interest rate by a quarter percentage point to a range from 0.50% to 0.75%. The fourth quarter also saw the implementation of the U.S. Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as the possibility of liquidity fees and redemption gates. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1.00 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

Equity and bond markets gained during the first quarter of 2017 on positive economic data.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to a range from 0.75% to 1.00%. With the Fed’s target interest rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	The Chicago Board Options Exchange Market Volatility Index (CBOE VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Short Duration Government Bond Fund	3

strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets because they benefited from both global economic growth and recent weakening in the U.S. dollar. Stocks in Asia, Europe, and Latin America also outperformed the U.S. market during the quarter.

Steady advancement in many markets marked the first eight months of 2017.

During the second quarter, most equity markets in the U.S. and abroad advanced. Steady, albeit modest, economic growth both in the U.S. and abroad and generally favorable corporate earnings announcements after the second quarter supported higher valuations. Within the economy, U.S. inflation trended lower despite the unemployment rate continuing to decline. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, in June, the Fed raised the target interest rate by a quarter percentage point to a range from 1.00% to 1.25%. In addition, the Fed indicated that it would begin to sell bonds accumulated on its balance sheet during quantitative easing programs conducted since 2008, likely beginning later this year. Early in July and again in August, volatility expectations increased and then receded, as measured by the CBOE VIX,5 amid geopolitical tensions (particularly in Asia) and declining investor optimism about President Trump’s potential to move forward with his agenda for tax and regulatory reforms.

Economic momentum increased in Europe; the European Central Bank held its rates steady at low levels and continued its quantitative easing bond-buying program, which is intended to spark economic activity. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Short Duration Government Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks to provide current income consistent with capital preservation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Maulik Bhansali, CFA®‡

Troy Ludgood*

Thomas O’Connor, CFA®

Jarad Vasquez‡

Average annual total returns (%) as of August 31, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (MSDAX)	3-11-1996	(1.56)	0.05	2.03	0.45	0.46	2.24	0.78	0.78
Class C (MSDCX)	5-31-2002	(1.30)	(0.29)	1.48	(0.30)	(0.29)	1.48	1.53	1.53
Class R6 (MSDRX)	11-30-2012	–	–	–	0.96	0.93	2.69	0.40	0.37
Administrator Class (MNSGX)	12-18-1992	–	–	–	0.63	0.66	2.46	0.72	0.60
Institutional Class (WSGIX)	4-8-2005	–	–	–	0.81	0.84	2.65	0.45	0.42
Bloomberg Barclays U.S. 1-3 Year Government Bond Index[4]	–	–	–	–	0.56	0.68	1.88	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Securities issued by U.S. government agencies or government sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to mortgage- and asset-backed securities risk. The U.S. government guarantee applies to certain underlying securities and not to shares of the Fund. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Short Duration Government Bond Fund	5

Growth of $10,000 investment as of August 31, 2017[5]

*	Mr. Ludgood has announced his intention to transition to a new role with Wells Fargo Asset Management on April 30, 2018.

‡	Mr. Bhansali and Mr. Vasquez became portfolio managers of the Fund on October 16, 2017.

[1]	Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in this report.

[3]	The manager has contractually committed through December 31, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The Bloomberg Barclays U.S. 1–3 Year Government Bond Index is composed of all publicly issued, nonconvertible domestic debt of the U.S. government and its agencies. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of 2.9 years are included. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the performance of the Bloomberg Barclays U.S. 1–3 Year Government Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Short Duration Government Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund (Class A, excluding sales charges) underperformed its benchmark, the Bloomberg Barclays U.S. 1–3 Year Government Bond Index, for the 12-month period that ended August 31, 2017.

∎	Yield-curve positioning was a slight detractor for the 12-month period.

∎	Security selection within agency mortgage-backed securities (MBS) and asset-backed securities (ABS) were the largest contributors to performance.

∎	The Fund has out-of-benchmark allocations to high-quality ABS and commercial mortgage-backed securities (CMBS). These sector allocations also contributed to results.

Ten largest holdings (%) as of August 31, 2017[6]
U.S. Treasury Note, 1.50%, 7-15-2020	4.80
U.S. Treasury Note, 1.50%, 8-15-2020	4.33
U.S. Treasury Note, 1.50%, 6-15-2020	3.30
U.S. Treasury Note, 1.38%, 1-15-2020	2.58
U.S. Treasury Note, 0.75%, 9-30-2018	2.48
U.S. Treasury Note, 1.25%, 12-31-2018	2.17
FHLMC, 4.00%, 1-1-2034	1.98
FNMA, 3.50%, 7-1-2027	1.90
U.S. Treasury Note, 0.88%, 9-15-2019	1.78
U.S. Treasury Note, 1.25%, 8-31-2019	1.74

U.S. economic growth remained moderate and the Fed reduced its monetary policy accommodation.

During the first half of the reporting period, the U.S. economy grew moderately and the U.S. Federal Reserve (Fed) raised the federal funds rate in December 2016. Most notably, a Republican sweep of the federal government during the November 2016 election propelled bond yields higher as investors began to anticipate changes to tax policies, health care laws, and infrastructure spending.

Market sentiment began to change in early 2017. Risk assets experienced positive momentum despite a growing skepticism about the legislation agenda being accomplished and rising speculation around the future of global monetary policy. Relatively low volatility persisted as the market contemplated what the Fed and other central banks around the world would do as the era of extraordinary accommodation nears its later innings. Overseas, political risks seemed to subside as European Union–friendly Emmanuel Macron defeated populist candidate Marine Le Pen. At the same time, economic data remained mixed with inflation readings somewhat disappointing, increasing the debate as to the Fed’s ability to continue its hiking cycle. The Fed has hiked twice so far in 2017, raising the federal funds rates to between 1.00% and 1.25%. In addition, the tapering of the Fed’s balance sheet and its timing remained a focal point.

We focused on security selection.

According to our mandate, we had a predominant emphasis on bottom-up security selection among a universe of high-quality, liquid bonds. Consistent with our bottom-up process, we maintained a neutral duration to the benchmark throughout the period. However, as a result of bottom-up security selection, the Fund’s yield-curve positioning was overweight longer-duration risk and underweight two-year risk compared with the benchmark. This yield-curve positioning was a slight detractor for the 12-month period. In addition, the negative convexity (meaning duration extends as interest rates rise) of the portfolio relative to the benchmark was a modest detractor.

We continued to hold out-of-benchmark positions in MBS, ABS, and CMBS while maintaining underweight allocations to both agency debt and U.S. Treasuries. Our security selection and active relative-value management within agency MBS and ABS were the largest contributors to performance. Sector allocation, specifically the Fund’s out-of-benchmark allocations to high-quality ABS and CMBS, also contributed to results. We believe we are well positioned should volatility increase further, and we stand ready to take advantage of active relative-value management opportunities as they arise.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Short Duration Government Bond Fund	7

Portfolio allocation as of August 31, 2017[7]

Relatively strong growth alongside low inflation is a dilemma for the Fed.

U.S. economic growth continues to be relatively strong and international growth has exceeded expectations, particularly in Europe and emerging markets. A key dilemma, however, has been the surprisingly weak inflation data in the U.S. (Inflation has not kept up a 2% trend despite the unemployment rate being near a 16-year low, raising questions about the link between resource utilization and inflation.) Responding to the data, market participants have questioned whether the Fed can increase rates as anticipated in December 2017. Meanwhile, Fed officials continue to expect that a shallow path of rate increases can continue while also highlighting the need for vigilance amid signs that asset valuations are increasingly elevated with a low-volatility environment priced in, including in commercial real estate and corporate bonds. European officials also seem keen to move forward on slowing the pace of asset purchases, even while expressing concerns with overshooting risk in the euro. Resolving these tensions will be key to the outlook for the remainder of the year as surprises could expose vulnerabilities in areas where valuations have been stretched.

Please see footnotes on page 5.

8	Wells Fargo Short Duration Government Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2017 to August 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2017	Ending account value 8-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,004.68	$3.94	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	$3.97	0.78%
Class C
Actual	$1,000.00	$1,001.92	$7.72	1.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.49	$7.78	1.53%
Class R6
Actual	$1,000.00	$1,007.78	$1.87	0.37%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.34	$1.89	0.37%
Administrator Class
Actual	$1,000.00	$1,006.61	$3.03	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06	0.60%
Institutional Class
Actual	$1,000.00	$1,007.53	$2.13	0.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.09	$2.14	0.42%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—August 31, 2017	Wells Fargo Short Duration Government Bond Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 42.61%
FHLMC	3.50%	8-1-2030	$1,508,230	$1,587,685
FHLMC	3.50	6-1-2031	2,180,240	2,284,902
FHLMC	3.50	2-1-2032	1,799,499	1,888,071
FHLMC	3.50	6-1-2032	1,692,005	1,786,068
FHLMC	3.50	5-1-2033	2,031,651	2,139,537
FHLMC	4.00	6-1-2025	1,585,300	1,671,265
FHLMC	4.00	5-1-2026	2,690,339	2,814,254
FHLMC	4.00	9-1-2030	312,218	334,248
FHLMC	4.00	3-1-2031	1,052,917	1,127,577
FHLMC	4.00	6-1-2031	2,135,133	2,279,088
FHLMC	4.00	3-1-2032	3,104,270	3,295,962
FHLMC	4.00	3-1-2032	1,417,776	1,505,152
FHLMC	4.00	4-1-2032	1,330,517	1,412,520
FHLMC	4.00	4-1-2032	848,258	904,837
FHLMC	4.00	4-1-2032	898,520	962,489
FHLMC	4.00	5-1-2032	986,468	1,048,161
FHLMC	4.00	6-1-2032	2,034,799	2,160,438
FHLMC	4.00	1-1-2034	16,942,708	18,091,668
FHLMC	4.00	8-1-2035	588,869	628,358
FHLMC	4.50	10-1-2018	440,728	450,515
FHLMC	4.50	8-1-2020	549,037	561,229
FHLMC	4.50	4-1-2031	1,920,279	2,065,669
FHLMC Multifamily Structured Pass-Through Certificates Series K017 Class A1	1.89	12-25-2020	1,871,597	1,875,851
FHLMC Series 4248 Class MP	3.50	6-15-2042	3,638,153	3,737,546
FHLMC Series 4604 Class AB	3.00	8-15-2046	7,190,200	7,387,137
FNMA ¤	0.00	10-9-2019	12,410,000	11,971,297
FNMA	3.50	7-1-2027	16,402,443	17,346,324
FNMA	3.50	7-1-2027	11,575,769	12,115,500
FNMA	3.50	5-1-2028	3,333,760	3,495,820
FNMA	3.50	12-1-2029	1,692,562	1,774,799
FNMA	3.50	5-1-2030	2,100,715	2,198,576
FNMA	3.50	6-1-2030	6,353,519	6,650,428
FNMA	3.50	8-1-2030	3,628,037	3,797,371
FNMA	3.50	2-1-2031	1,212,908	1,273,266
FNMA	3.50	3-1-2031	3,726,977	3,916,733
FNMA	3.50	3-1-2031	4,834,107	5,080,352
FNMA	3.50	3-1-2031	746,680	780,613
FNMA	3.50	4-1-2031	3,098,199	3,238,924
FNMA	3.50	6-1-2031	1,903,917	1,990,415
FNMA	3.50	6-1-2031	4,261,737	4,466,000
FNMA	3.50	7-1-2031	297,664	312,124
FNMA	3.50	7-1-2031	804,775	840,581
FNMA	3.50	7-1-2031	4,264,682	4,477,545
FNMA	3.50	8-1-2031	1,889,359	1,975,068
FNMA	3.50	9-1-2031	1,511,951	1,586,708
FNMA	3.50	3-1-2032	4,605,756	4,814,848
FNMA	3.50	3-1-2033	1,571,348	1,650,414
FNMA	4.00	12-1-2025	3,409,498	3,585,202
FNMA	4.00	1-1-2026	2,202,910	2,317,675
FNMA	4.00	3-1-2026	1,797,091	1,889,780

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Short Duration Government Bond Fund	Portfolio of investments—August 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA	4.00%	3-1-2026	$3,021,929	$3,177,704
FNMA	4.00	5-1-2026	605,687	637,034
FNMA	4.00	6-1-2026	12,024,337	12,578,572
FNMA	4.00	3-1-2029	3,753,213	3,946,674
FNMA	4.00	5-1-2029	5,864,551	6,166,025
FNMA	4.00	6-1-2029	2,053,232	2,186,087
FNMA	4.00	9-1-2030	401,255	426,228
FNMA	4.00	10-1-2030	778,957	828,406
FNMA	4.00	4-1-2031	824,461	878,299
FNMA	4.00	12-1-2031	9,859,554	10,526,771
FNMA	4.00	1-1-2032	4,149,049	4,429,052
FNMA	4.00	2-1-2032	4,537,882	4,845,037
FNMA	4.00	3-1-2032	1,190,365	1,268,890
FNMA	4.00	4-1-2032	2,095,207	2,217,354
FNMA	4.00	4-1-2032	2,863,536	3,029,056
FNMA	4.00	4-1-2032	4,693,304	4,981,938
FNMA	4.00	4-1-2032	964,170	1,038,829
FNMA	4.00	5-1-2032	2,838,250	3,014,394
FNMA	4.00	5-1-2032	1,258,314	1,335,982
FNMA	4.00	5-1-2032	2,458,696	2,610,415
FNMA	4.00	5-1-2032	697,662	740,632
FNMA	4.00	5-1-2032	439,870	467,287
FNMA	4.00	5-1-2032	3,259,446	3,449,592
FNMA	4.00	5-1-2032	3,528,383	3,732,566
FNMA	4.00	6-1-2032	3,560,611	3,779,537
FNMA	4.00	6-1-2032	2,994,626	3,179,742
FNMA	4.00	6-1-2032	4,541,561	4,822,294
FNMA	4.00	3-1-2033	14,645,656	15,595,994
FNMA	4.00	12-1-2033	4,016,747	4,328,330
FNMA	4.00	2-1-2034	7,922,781	8,439,669
FNMA	4.00	6-1-2035	9,587,710	10,225,669
FNMA	4.50	1-1-2020	5,131,659	5,252,701
FNMA	4.50	5-1-2020	3,864,323	3,960,631
FNMA	4.50	10-1-2020	1,025,586	1,049,777
FNMA	4.50	10-25-2020	3,391,541	3,412,438
FNMA	4.50	4-1-2024	3,230,952	3,409,312
FNMA	4.50	6-1-2025	1,290,696	1,369,607
FNMA	4.50	10-1-2026	4,242,899	4,509,618
FNMA	4.50	10-1-2026	3,863,490	4,070,392
FNMA	4.50	4-1-2031	589,278	643,001
FNMA	4.50	4-1-2031	640,240	697,484
FNMA	4.50	4-1-2031	374,554	408,657
FNMA	4.50	4-1-2031	293,100	319,322
FNMA	4.50	1-1-2034	405,394	442,470
FNMA	4.50	1-1-2034	320,927	349,741
FNMA	5.00	2-1-2023	1,456,980	1,499,956
FNMA	5.00	5-1-2023	387,107	403,335
FNMA	5.00	8-1-2030	653,264	713,956
FNMA	5.00	5-1-2046	771,230	850,082

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2017	Wells Fargo Short Duration Government Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA Series 2009-20 Class DT	4.50%	4-25-2039	$3,574,723	$3,896,762
FNMA Series 2013-103 Class H	4.50	3-25-2038	3,939,585	4,222,341
FNMA Series 2015-18 Class HE	4.00	9-25-2041	12,424,712	13,223,374
FNMA Series 2015-M10 Class FA (1 Month LIBOR +0.25%) ±	1.25	3-25-2019	6,843,106	6,843,477
FNMA Series 2015-M4 Class FA (1 Month LIBOR +0.21%) ±	1.21	9-25-2018	5,371,159	5,368,644
FNMA Series 2015-M8 Class FA (1 Month LIBOR +0.17%) ±	1.17	11-25-2018	4,696,851	4,699,317
FNMA Series 2017-33 Class LB	3.00	5-25-2039	11,172,717	11,483,447
GNMA	5.00	10-15-2039	1,635,935	1,819,714
GNMA Series 2011-137 Class WA ±±	5.55	7-20-2040	3,698,772	4,175,981
GNMA Series 2016-112 Class AW ±±	7.14	12-20-2040	3,193,713	3,735,889

Total Agency Securities (Cost $390,593,811)				389,262,075

Asset-Backed Securities: 14.33%
Avis Budget Rental Car Funding LLC Series 2015-1A Class A 144A	2.50	7-20-2021	4,764,000	4,781,809
California Republic Auto Receivables Trust Series 2016-1 Class A4	2.24	10-15-2021	4,948,000	4,985,945
California Republic Auto Receivables Trust Series 2017-1 Class A4	2.36	6-15-2022	5,043,000	5,081,217
GM Financial Automobile Leasing Trust Series 2017-2 Class A4	2.44	6-21-2021	4,521,000	4,524,666
GMF Floorplan Owner Revolving Trust Series 2017-2 Class A2 (1 Month LIBOR +0.43%) 144A±	1.68	7-15-2022	5,335,000	5,342,467
Hertz Vehicle Financing LLC Series 2015-1A Class A 144A	2.73	3-25-2021	11,568,000	11,564,246
Hertz Vehicle Financing LLC Series 2015-3A Class A 144A	2.67	9-25-2021	10,196,000	10,156,348
Navient Student Loan Trust Series 2014-CTA Class A (1 Month LIBOR +0.70%) 144A±	1.93	9-16-2024	5,640,158	5,642,060
Navient Student Loan Trust Series 2017-1A Class A2 (1 Month LIBOR +0.75%) 144A±	1.98	7-26-2066	9,439,000	9,520,733
Navient Student Loan Trust Series 2017-3A Class A2 (1 Month LIBOR +0.60%) 144A±	1.83	7-26-2066	4,938,000	4,960,616
Navient Student Loan Trust Series 2017-4A Class A2 (1 Month LIBOR +0.50%) 144A±	1.73	9-27-2066	7,650,000	7,651,376
Nelnet Student Loan Trust Series 2004-4 Class A5 (3 Month LIBOR +0.16%) ±	1.47	1-25-2037	2,925,997	2,893,839
Nelnet Student Loan Trust Series 2006-1 Class A5 (3 Month LIBOR +0.11%) ±	1.42	8-23-2027	1,695,342	1,690,548
Nelnet Student Loan Trust Series 2016-1A Class A (1 Month LIBOR +0.80%) 144A±	2.03	9-25-2065	9,505,422	9,606,685
SLC Student Loan Trust Series 2005-3 Class A3 (3 Month LIBOR +0.12%) ±	1.37	6-15-2029	5,953,000	5,919,476
SLC Student Loan Trust Series 2010-1 Class A (3 Month LIBOR +0.88%) ±	2.06	11-25-2042	1,777,765	1,803,164
SLM Student Loan Trust Series 2005-6 Class A5A (3 Month LIBOR +0.11%) ±	1.42	7-27-2026	488,905	488,905
SLM Student Loan Trust Series 2005-6 Class A5B (3 Month LIBOR +1.20%) ±	2.51	7-27-2026	803,241	807,231
SLM Student Loan Trust Series 2005-6 Class A6 (3 Month LIBOR +0.14%) ±	1.45	10-27-2031	3,656,800	3,597,911
SLM Student Loan Trust Series 2005-8 Class A4 (3 Month LIBOR +0.55%) ±	1.86	1-25-2028	1,812,887	1,823,968
SLM Student Loan Trust Series 2010-A Class 1A (PRIME -0.05%) 144A±	4.20	5-16-2044	1,361,051	1,389,364
SLM Student Loan Trust Series 2014-A Class A2A 144A	2.59	1-15-2026	2,645,737	2,665,013
SLM Student Loan Trust Series 2014-A Class A2B (1 Month LIBOR +1.15%) 144A±	2.38	1-15-2026	3,858,768	3,888,207
SMB Private Education Loan Trust Series 2015-A Class A2A 144A	2.49	6-15-2027	4,571,000	4,618,083
SMB Private Education Loan Trust Series 2015-C Class A2A 144A	2.75	7-15-2027	5,727,000	5,821,339
TCF Auto Receivables Owner Trust Series 2015-1A Class A4 144A	1.96	11-16-2020	6,610,000	6,618,502
TCF Auto Receivables Owner Trust Series 2016-1A Class A3 144A	1.71	4-15-2021	3,052,000	3,047,074

Total Asset-Backed Securities (Cost $130,308,545)				130,890,792

Non-Agency Mortgage-Backed Securities: 4.79%
Colt Funding LLC Series 2017-1 Class A1 144A±±	2.61	5-27-2047	8,150,854	8,252,124
DBUBS Mortgage Trust Series 2011-LC2A Class A1 144A	3.53	7-10-2044	470,849	484,377
GS Mortgage Securities Trust Series 2010-C1 Class A1 144A	3.68	8-10-2043	577,640	590,182
GS Mortgage Securities Trust Series 2010-C2 Class A1 144A	3.85	12-10-2043	790,166	811,921
GS Mortgage Securities Trust Series 2012-GCJ7 Class AAB	2.94	5-10-2045	2,579,000	2,611,572
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2010-C1 Class A2 144A	4.61	6-15-2043	1,451,603	1,510,351

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Short Duration Government Bond Fund	Portfolio of investments—August 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2010-C2 Class A2 144A	3.62%	11-15-2043	$625,683	$635,167
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2012-CBX Class A3	3.14	6-15-2045	2,105,210	2,132,125
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2014-C18 Class A1	1.25	2-15-2047	527,517	526,467
JPMorgan Chase Commercial Mortgage Securities Trust Series 2010-CNTR Class A1 144A	3.30	8-5-2032	954,950	961,145
JPMorgan Chase Commercial Mortgage Securities Trust Series 2011-C4 Class A3 144A	4.11	7-15-2046	1,094,085	1,109,072
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-LC9 Class A2	1.68	12-15-2047	1,416,862	1,416,284
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C6 Class A2	1.87	11-15-2045	97,829	97,764
Morgan Stanley Capital I Trust Series 2011-C2 Class A3 144A	4.21	6-15-2044	561,135	577,079
Social Professional Loan Program LLC Series 2016-C Class A1 (1 Month LIBOR +1.10%) 144A±	2.33	10-27-2036	3,046,433	3,091,669
Social Professional Loan Program LLC Series 2016-D Class A1 (1 Month LIBOR +0.95%) 144A±	2.18	1-25-2039	7,090,979	7,161,169
Social Professional Loan Program LLC Series 2016-E Class A1 (1 Month LIBOR +0.85%) 144A±	2.08	7-25-2039	3,582,342	3,614,404
Social Professional Loan Program LLC Series 2017-A Class A1 (1 Month LIBOR +0.70%) 144A±	1.93	3-26-2040	4,315,389	4,339,431
Social Professional Loan Program LLC Series 2017-C Class A1 (1 Month LIBOR +0.60%) 144A±	1.62	7-25-2040	3,874,413	3,877,740

Total Non-Agency Mortgage-Backed Securities (Cost $43,973,674)				43,800,043

U.S. Treasury Securities: 37.25%
U.S. Treasury Note	0.75	10-31-2017	14,907,000	14,899,248
U.S. Treasury Note	0.75	8-31-2018	9,183,000	9,138,520
U.S. Treasury Note	0.75	9-30-2018	22,793,000	22,666,570
U.S. Treasury Note	0.75	7-15-2019	11,990,000	11,863,543
U.S. Treasury Note	0.75	8-15-2019	205,000	202,718
U.S. Treasury Note	0.88	6-15-2019	10,581,000	10,499,163
U.S. Treasury Note	0.88	9-15-2019	16,372,000	16,222,350
U.S. Treasury Note	1.00	11-30-2018	292,000	291,042
U.S. Treasury Note	1.13	1-31-2019	14,689,000	14,653,999
U.S. Treasury Note	1.13	2-28-2019	7,446,000	7,427,967
U.S. Treasury Note	1.25	12-31-2018	19,845,000	19,838,023
U.S. Treasury Note	1.25	3-31-2019	4,532,000	4,527,574
U.S. Treasury Note	1.25	5-31-2019	3,569,000	3,564,957
U.S. Treasury Note	1.25	6-30-2019	9,555,000	9,543,056
U.S. Treasury Note	1.25	8-31-2019	15,951,000	15,925,454
U.S. Treasury Note	1.38	7-31-2019	9,329,000	9,337,746
U.S. Treasury Note	1.38	12-15-2019	8,232,000	8,235,537
U.S. Treasury Note	1.38	1-15-2020	23,532,000	23,535,677
U.S. Treasury Note	1.50	2-15-2020	3,286,000	3,286,000
U.S. Treasury Note	1.50	4-15-2020	2,742,000	2,749,605
U.S. Treasury Note	1.50	5-15-2020	10,152,000	10,177,777
U.S. Treasury Note	1.50	6-15-2020	30,030,000	30,102,729
U.S. Treasury Note	1.50	7-15-2020	43,759,000	43,853,014
U.S. Treasury Note	1.50	8-15-2020	39,493,000	39,568,592
U.S. Treasury Note	1.63	3-15-2020	8,059,000	8,107,792

Total U.S. Treasury Securities (Cost $340,129,719)				340,218,653

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2017	Wells Fargo Short Duration Government Bond Fund	13

Security name	Yield	Shares	Value

Short-Term Investments: 1.33%

Investment Companies: 1.33%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.92%	12,155,202	$12,155,202

Total Short-Term Investments (Cost $12,155,202)			12,155,202

Total investments in securities (Cost $917,160,951)	100.31%	916,326,765
Other assets and liabilities, net	(0.31)	(2,872,738)

Total net assets	100.00%	$913,454,027

¤	The security is issued in zero coupon form with no periodic interest payments.

±	Variable rate investment. The rate shown is the rate in effect at period end.

±±	The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
2-Year U.S. Treasury Notes	963	12-29-2017	$208,250,580	$208,308,938	$58,358	$0
Short
5-Year U.S. Treasury Notes	567	12-29-2017	67,126,407	67,189,500	0	(63,093)
10-Year Ultra Futures	150	12-19-2017	20,417,244	20,479,688	0	(62,444)

Investments In Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period
Investment companies - 1.33%
Wells Fargo Government Money Market Fund Select Class	20,771,620	1,443,390,114	1,452,006,532	12,155,202	$0	$0	$148,553	$12,155,202

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Short Duration Government Bond Fund	Statement of assets and liabilities—August 31, 2017

Assets
Investments in unaffiliated securities, at value (cost $905,005,749)	$904,171,563
Investments in affiliated securities, at value (cost $12,155,202)	12,155,202
Segregated cash for future contracts	525,000
Receivable for investments sold	42,033,595
Receivable for Fund shares sold	10,830,487
Receivable for interest	2,052,902
Receivable for daily variation margin on open futures contracts	15,046
Prepaid expenses and other assets	107,191

Total assets	971,890,986

Liabilities
Payable for investments purchased	55,817,254
Payable for Fund shares redeemed	2,094,913
Management fee payable	233,993
Payable for daily variation margin on open futures contracts	75,023
Administration fees payable	60,579
Dividends payable	50,855
Distribution fees payable	13,117
Accrued expenses and other liabilities	91,225

Total liabilities	58,436,959

Total net assets	$913,454,027

NET ASSETS CONSIST OF
Paid-in capital	$974,939,083
Undistributed net investment income	623,073
Accumulated net realized losses on investments	(61,206,764)
Net unrealized losses on investments	(901,365)

Total net assets	$913,454,027

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$51,889,716
Shares outstanding – Class A1	5,265,360
Net asset value per share – Class A	$9.85
Maximum offering price per share – Class A2	$10.05
Net assets – Class C	$20,025,660
Shares outstanding – Class C1	2,028,735
Net asset value per share – Class C	$9.87
Net assets – Class R6	$172,105,982
Shares outstanding – Class R6[1]	17,405,939
Net asset value per share – Class R6	$9.89
Net assets – Administrator Class	$89,743,020
Shares outstanding – Administrator Class[1]	9,090,241
Net asset value per share – Administrator Class	$9.87
Net assets – Institutional Class	$579,689,649
Shares outstanding – Institutional Class[1]	58,734,839
Net asset value per share – Institutional Class	$9.87

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended August 31, 2017	Wells Fargo Short Duration Government Bond Fund	15

Investment income
Interest	$15,781,955
Income from affiliated securities	148,553

Total investment income	15,930,508

Expenses
Management fee	3,543,516
Administration fees
Class A	91,171
Class B	13 [1]
Class C	38,265
Class R6	62,714
Administrator Class	108,001
Institutional Class	493,501
Shareholder servicing fees
Class A	142,455
Class B	20 [1]
Class C	59,789
Administrator Class	269,488
Distribution fees
Class B	60 [1]
Class C	179,367
Custody and accounting fees	68,893
Professional fees	50,359
Registration fees	67,233
Shareholder report expenses	45,085
Trustees’ fees and expenses	22,970
Other fees and expenses	14,557

Total expenses	5,257,457
Less: Fee waivers and/or expense reimbursements	(434,677)

Net expenses	4,822,780

Net investment income	11,107,728

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(5,568,641)
Futures transactions	80,143

Net realized losses on investments	(5,488,498)

Net change in unrealized gains (losses) on:
Unaffiliated securities	2,017,243
Futures transactions	(23,869)

Net change in unrealized gains (losses) on investments	1,993,374

Net realized and unrealized gains (losses) on investments	(3,495,124)

Net increase in net assets resulting from operations	$7,612,604

[1]	For the period from September 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Short Duration Government Bond Fund	Statement of changes in net assets

	Year ended August 31, 2017		Year ended August 31, 2016

Operations
Net investment income		$11,107,728		$10,707,842
Net realized gains (losses) on investments		(5,488,498)		2,651,130
Net change in unrealized gains (losses) on investments		1,993,374		149,912

Net increase in net assets resulting from operations		7,612,604		13,508,884

Distributions to shareholders from
Net investment income
Class A		(887,555)		(920,262)
Class B		(73)[1]		(522)
Class C		(194,088)		(218,517)
Class R6		(4,107,221)		(4,283,248)
Administrator Class		(1,874,754)		(2,253,490)
Institutional Class		(11,823,677)		(11,646,830)

Total distributions to shareholders		(18,887,368)		(19,322,869)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,522,578	25,119,924	1,523,943	15,222,273
Class B	0 [1]	0 [1]	659	6,605
Class C	152,650	1,513,522	545,428	5,455,990
Class R6	2,382,978	23,634,167	3,676,017	36,835,469
Administrator Class	884,562	8,769,727	1,519,924	15,208,095
Institutional Class	21,525,925	213,452,302	31,387,349	313,806,941

		272,489,642		386,535,373

Reinvestment of distributions
Class A	82,087	811,706	81,077	809,810
Class B	7 [1]	68 [1]	50	499
Class C	17,877	177,097	19,633	196,421
Class R6	414,035	4,107,221	427,474	4,283,189
Administrator Class	185,942	1,841,783	219,291	2,193,923
Institutional Class	1,135,203	11,238,682	1,064,869	10,651,801

		18,176,557		18,135,643

Payment for shares redeemed
Class A	(3,159,388)	(31,338,166)	(2,024,553)	(20,217,407)
Class B	(4,044)[1]	(40,138)[1]	(6,594)	(65,903)
Class C	(893,469)	(8,848,973)	(993,927)	(9,950,881)
Class R6	(8,804,898)	(87,286,298)	(3,764,296)	(37,736,319)
Administrator Class	(4,164,783)	(41,236,752)	(5,170,008)	(51,772,193)
Institutional Class	(30,492,116)	(302,273,975)	(24,487,556)	(244,923,927)

		(471,024,302)		(364,666,630)

Net increase (decrease) in net assets resulting from capital share transactions		(180,358,103)		40,004,386

Total increase (decrease) in net assets		(191,632,867)		34,190,401

Net assets
Beginning of period		1,105,086,894		1,070,896,493

End of period		$913,454,027		$1,105,086,894

Undistributed net investment income		$623,073		$629,949

[1]	For the period from September 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Short Duration Government Bond Fund	17

(For a share outstanding throughout each period)

	Year ended August 31
CLASS A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.96	$10.02	$10.08	$10.09	$10.35
Net investment income	0.07	0.07	0.04	0.03	0.08 [1]
Net realized and unrealized gains (losses) on investments	(0.03)	0.02	0.02	0.07	(0.14)

Total from investment operations	0.04	0.09	0.06	0.10	(0.06)
Distributions to shareholders from
Net investment income	(0.15)	(0.15)	(0.12)	(0.11)	(0.20)
Net asset value, end of period	$9.85	$9.96	$10.02	$10.08	$10.09
Total return[2]	0.45%	0.90%	0.55%	1.03%	(0.63)%
Ratios to average net assets (annualized)
Gross expenses	0.79%	0.78%	0.78%	0.80%	0.82%
Net expenses	0.78%	0.78%	0.78%	0.78%	0.79%
Net investment income	0.79%	0.70%	0.55%	0.38%	0.80%
Supplemental data
Portfolio turnover rate	348%	284%	500%	408%	324%
Net assets, end of period (000s omitted)	$51,890	$57,976	$62,504	$107,005	$126,316

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Short Duration Government Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS C	2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.98	$10.03	$10.10	$10.11	$10.37
Net investment income (loss)	0.00 [1,2]	(0.01)	(0.03)	(0.05)	0.01 [1]
Net realized and unrealized gains (losses) on investments	(0.03)	0.03	0.00 [2]	0.08	(0.15)

Total from investment operations	(0.03)	0.02	(0.03)	0.03	(0.14)
Distributions to shareholders from
Net investment income	(0.08)	(0.07)	(0.04)	(0.04)	(0.12)
Net asset value, end of period	$9.87	$9.98	$10.03	$10.10	$10.11
Total return[3]	(0.30)%	0.25%	(0.30)%	0.28%	(1.37)%
Ratios to average net assets (annualized)
Gross expenses	1.54%	1.53%	1.53%	1.55%	1.57%
Net expenses	1.53%	1.53%	1.53%	1.53%	1.54%
Net investment income (loss)	0.04%	(0.05)%	(0.20)%	(0.37)%	0.05%
Supplemental data
Portfolio turnover rate	348%	284%	500%	408%	324%
Net assets, end of period (000s omitted)	$20,026	$27,454	$31,910	$44,423	$63,126

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Short Duration Government Bond Fund	19

(For a share outstanding throughout each period)

	Year ended August 31
CLASS R6	2017	2016	2015	2014	2013[1]
Net asset value, beginning of period	$9.99	$10.05	$10.11	$10.13	$10.33
Net investment income	0.12 [2]	0.12	0.09 [2]	0.08 [2]	0.13 [2]
Net realized and unrealized gains (losses) on investments	(0.02)	0.01	0.01	0.05	(0.15)

Total from investment operations	0.10	0.13	0.10	0.13	(0.02)
Distributions to shareholders from
Net investment income	(0.20)	(0.19)	(0.16)	(0.15)	(0.18)
Net asset value, end of period	$9.89	$9.99	$10.05	$10.11	$10.13
Total return[3]	0.96%	1.32%	0.96%	1.35%	(0.17)%
Ratios to average net assets (annualized)
Gross expenses	0.41%	0.40%	0.40%	0.41%	0.43%
Net expenses	0.37%	0.37%	0.37%	0.37%	0.37%
Net investment income	1.19%	1.11%	0.88%	0.76%	0.81%
Supplemental data
Portfolio turnover rate	348%	284%	500%	408%	324%
Net assets, end of period (000s omitted)	$172,106	$233,993	$231,878	$48,446	$2,983

[1]	For the period from November 30, 2012 (commencement of class operations) to August 31, 2013

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Short Duration Government Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
ADMINISTRATOR CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.98	$10.03	$10.10	$10.11	$10.36
Net investment income	0.08	0.08	0.06	0.06 [1]	0.10 [1]
Net realized and unrealized gains (losses) on investments	(0.02)	0.04	0.00 [2]	0.06	(0.13)

Total from investment operations	0.06	0.12	0.06	0.12	(0.03)
Distributions to shareholders from
Net investment income	(0.17)	(0.17)	(0.13)	(0.13)	(0.22)
Net asset value, end of period	$9.87	$9.98	$10.03	$10.10	$10.11
Total return	0.63%	1.18%	0.63%	1.21%	(0.34)%
Ratios to average net assets (annualized)
Gross expenses	0.73%	0.72%	0.72%	0.74%	0.76%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	0.96%	0.87%	0.73%	0.56%	0.99%
Supplemental data
Portfolio turnover rate	348%	284%	500%	408%	324%
Net assets, end of period (000s omitted)	$89,743	$121,576	$156,669	$191,469	$234,808

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Short Duration Government Bond Fund	21

(For a share outstanding throughout each period)

	Year ended August 31
INSTITUTIONAL CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.98	$10.03	$10.10	$10.10	$10.36
Net investment income	0.11	0.11	0.09 [1]	0.07	0.12
Net realized and unrealized gains (losses) on investments	(0.03)	0.03	(0.01)	0.08	(0.15)

Total from investment operations	0.08	0.14	0.08	0.15	(0.03)
Distributions to shareholders from
Net investment income	(0.19)	(0.19)	(0.15)	(0.15)	(0.23)
Net asset value, end of period	$9.87	$9.98	$10.03	$10.10	$10.10
Total return	0.81%	1.37%	0.81%	1.50%	(0.26)%
Ratios to average net assets (annualized)
Gross expenses	0.46%	0.45%	0.45%	0.47%	0.49%
Net expenses	0.42%	0.42%	0.42%	0.42%	0.42%
Net investment income	1.15%	1.06%	0.92%	0.74%	1.16%
Supplemental data
Portfolio turnover rate	348%	284%	500%	408%	324%
Net assets, end of period (000s omitted)	$579,690	$664,047	$587,835	$903,096	$1,051,693

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Short Duration Government Bond Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Short Duration Government Bond Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through December 5, 2016.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Notes to financial statements	Wells Fargo Short Duration Government Bond Fund	23

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of August 31, 2017, the aggregate cost of all investments for federal income tax purposes was $917,351,353 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$2,605,374
Gross unrealized losses	(3,697,141)
Net unrealized losses	$(1,091,767)

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to paydown losses. At August 31, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$7,772,764	$(7,772,764)

As of August 31, 2017, the Fund had capital loss carryforwards which consist of $30,467,116 in short-term capital losses and $18,431,801 in long-term capital losses.

24	Wells Fargo Short Duration Government Bond Fund	Notes to financial statements

As of August 31, 2017, the Fund had current year deferred post-October capital losses consisting of $7,197,100 in short-term losses and $4,920,342 in long-term losses which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Agency securities	$0	$389,262,075	$0	$389,262,075

Asset-backed securities	0	130,890,792	0	130,890,792

Non-agency mortgage-backed securities	0	43,800,043	0	43,800,043

U.S. Treasury securities	340,218,653	0	0	340,218,653

Short-term investments
Investment companies	12,155,202	0	0	12,155,202
	352,373,855	563,952,910	0	916,326,765
Futures contracts	15,046	0	0	15,046
Total assets	$352,388,901	$563,952,910	$0	$916,341,811
Liabilities
Futures contracts	$75,023	$0	$0	$75,023
Total liabilities	$75,023	$0	$0	$75,023

Futures contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All other assets and liabilities are reported at their market value at measurement date.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At August 31, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

Notes to financial statements	Wells Fargo Short Duration Government Bond Fund	25

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.35% and declining to 0.255% as the average daily net assets of the Fund increase. For the year ended August 31, 2017, the management fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C	0.16%
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through December 31, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.78% for Class A shares, 1.53% for Class C shares, 0.37% for Class R6 shares, 0.60% for Administrator Class shares, and 0.42% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended August 31, 2017, State Street Bank and Trust Company (“State Street”), the Fund’s custodian, reimbursed the Fund $967 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in interest income on the Statement of Operations. In addition, Funds Management was also reimbursed $3,001 by State Street for waivers/reimbursements it made to the Fund to limit Fund expenses during the period the Fund was erroneously billed.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended August 31, 2017, Funds Distributor received $1,769 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A, Class B, and Class C shares for the year ended August 31, 2017.

26	Wells Fargo Short Duration Government Bond Fund	Notes to financial statements

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2017 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$3,359,170,060	$176,229,774	$3,384,525,873	$187,521,417

6. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2017, the Fund entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio. The Fund had an average notional amount of $182,411,990 in long futures contracts and $75,758,652 in short futures contracts during the year ended August 31, 2017. As of August 31, 2017, the Fund had segregated $525,000 as cash collateral for open futures contracts.

On August 31, 2017, the cumulative unrealized losses on futures contracts in the amount of $67,179 are reflected in net unrealized losses on investments on the Statement of Assets and Liabilities. The receivable and payable for daily variation margin on open futures contracts reflected in the Statement of Assets and Liabilities only represents the current day’s variation margin. The realized gains and change in unrealized gains (losses) on futures contracts are reflected in the Statement of Operations.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
JPMorgan	$15,046	$(15,046)	$0	$0

Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities
JPMorgan	$75,023	$(15,046)	$(59,977)	$0

[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.

Notes to financial statements	Wells Fargo Short Duration Government Bond Fund	27

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended August 31, 2017, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $18,887,368 and $19,322,869 of ordinary income for the years ended August 31, 2017 and August 31, 2016, respectively.

As of August 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized losses	Post-October capital losses deferred	Capital loss carryforward
$673,925	$(1,091,767)	$(12,117,442)	$(48,898,917)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

28	Wells Fargo Short Duration Government Bond Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Short Duration Government Bond Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with custodians and brokers, or by other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Short Duration Government Bond Fund as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 26, 2017

Other information (unaudited)	Wells Fargo Short Duration Government Bond Fund	29

TAX INFORMATION

For the fiscal year ended August 31, 2017, $18,949,377 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended August 31, 2017, 15.01% of the dividends distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Short Duration Government Bond Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Short Duration Government Bond Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996: Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Advisory Board Members

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Advisory Board Member, since 2017	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	None
Pamela Wheelock (Born 1959)	Advisory Board Member, since 2017	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	None

32	Wells Fargo Short Duration Government Bond Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 76 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

Other information (unaudited)	Wells Fargo Short Duration Government Bond Fund	33

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Short Duration Government Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2016. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc.

34	Wells Fargo Short Duration Government Bond Fund	Other information (unaudited)

(“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the Bloomberg Barclays U.S. 1-3 Year Government Bond Index, for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Other information (unaudited)	Wells Fargo Short Duration Government Bond Fund	35

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

36	Wells Fargo Short Duration Government Bond Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Distributor nor Wells Fargo Funds Management holds fund shareholder accounts or assets. This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

305819 10-17 A220/AR220 08-17

Annual Report

August 31, 2017

Wells Fargo Short-Term Bond Fund

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The views expressed and any forward-looking statements are as of August 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Short-Term Bond Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Favorable economic news supported stocks, and interest rates moved higher.

Hiring remained strong, and business and consumer sentiment improved.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Short-Term Bond Fund for the 12-month period that ended August 31, 2017. Despite heightened market volatility at times, in general, global stocks delivered double-digit results and bond markets had smaller, but positive, results as well. U.S. and international stocks returned 16.23% and 18.88%, for the 12-month period, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net),2 respectively; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 0.49% and the Bloomberg Barclays Municipal Bond Index4 returned 0.26% as interest rates rose from low levels.

Election results and central banks’ policies commanded investor attention as 2016 closed.

During September and the fourth quarter of 2016, investors appeared intent on the prospective outcomes of elections in the U.S. and central-bank actions globally. Following Donald Trump’s election victory, U.S. stocks rallied. Investors appeared optimistic that the new administration would pursue progrowth policies. Favorable economic news supported stocks, and interest rates moved higher. At their mid-December meeting, U.S. Federal Reserve (Fed) officials raised the target interest rate by a quarter percentage point to a range from 0.50% to 0.75%. The fourth quarter also saw the implementation of the U.S. Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as the possibility of liquidity fees and redemption gates. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1.00 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

Equity and bond markets gained during the first quarter of 2017 on positive economic data.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to a range from 0.75% to 1.00%. With the Fed’s target interest rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	The Chicago Board Options Exchange Market Volatility Index (CBOE VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Short-Term Bond Fund	3

strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets because they benefited from both global economic growth and recent weakening in the U.S. dollar. Stocks in Asia, Europe, and Latin America also outperformed the U.S. market during the quarter.

Steady advancement in many markets marked the first eight months of 2017.

During the second quarter, most equity markets in the U.S. and abroad advanced. Steady, albeit modest, economic growth both in the U.S. and abroad and generally favorable corporate earnings announcements after the second quarter supported higher valuations. Within the economy, U.S. inflation trended lower despite the unemployment rate continuing to decline. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, in June, the Fed raised the target interest rate by a quarter percentage point to a range from 1.00% to 1.25%. In addition, the Fed indicated that it would begin to sell bonds accumulated on its balance sheet during quantitative easing programs conducted since 2008, likely beginning later this year. Early in July and again in August, volatility expectations increased and then receded, as measured by the CBOE VIX,5 amid geopolitical tensions (particularly in Asia) and declining investor optimism about President Trump’s potential to move forward with his agenda for tax and regulatory reforms.

Economic momentum increased in Europe; the European Central Bank held its rates steady at low levels and continued its quantitative easing bond-buying program, which is intended to spark economic activity. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Short-Term Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income consistent with capital preservation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Christopher Y. Kauffman, CFA®

Jay N. Mueller, CFA®

Noah M.Wise, CFA®

Average annual total returns (%) as of August 31, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SSTVX)	8-31-1999	(0.78)	0.82	2.32	1.25	1.22	2.53	0.82	0.73
Class C (WFSHX)	3-31-2008	(0.51)	0.47	1.75	0.49	0.47	1.75	1.57	1.48
Institutional Class (SSHIX)	8-31-1999	–	–	–	1.49	1.53	2.83	0.49	0.49
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index[4]	–	–	–	–	0.90	0.96	2.18	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as credit risk (for example, risk of issuer default), below investment- grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The Fund is exposed to high-yield securities risk and mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Short-Term Bond Fund	5

Growth of $10,000 investment as of August 31, 2017[5]

[1]	Effective June 20, 2008, Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Historical performance shown for Class A shares through June 19, 2008, includes Advisor Class expenses. Historical performance shown for Class C shares prior to their inception reflects the performance of the former Investor Class shares, adjusted to include the higher expenses applicable to Class C shares.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The manager has contractually committed through December 31, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 0.72% for Class A, 1.47% for Class C, and 0.48% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index is the one- to three-year component of the Bloomberg Barclays U.S. Government/Credit Bond Index that includes securities in the Government and Credit Indexes. The Government Index includes Treasuries (that is, public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (that is, publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the performance of the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	The Bloomberg Barclays Corporate Bond Index is an unmanaged market-value-weighted index of investment-grade corporate fixed-rate debt issues with maturities of one year or more. You cannot invest directly in an index.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Short-Term Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund (Class A, excluding sales charges) outperformed its benchmark, the Bloomberg Barclays U.S. 1–3 Year Government/Credit Bond Index, for the 12-month period that ended August 31, 2017.

∎	The Fund’s performance was driven by overweights to corporate debt and structured products, both of which generated superior returns compared with similar-duration Treasuries.

∎	The Fund’s defensive duration position and its yield-curve strategy detracted from results because longer-term maturities outperformed.

Ten largest holdings (%) as of August 31, 2017[6]
CCG Receivables Trust Series 2015-1 Class A3, 1.92%, 1-17-2023	1.07
Jackson National Life Insurance Company, 2.50%, 6-27-2022	1.07
Enterprise Fleet Financing Trust Series 2017-1 Class A2, 2.13%, 7-20-2022	0.86
Citibank Credit Card Issuance Trust Series 2017-A2 Class A2, 1.74%, 1-19-2021	0.86
Hyundai Auto Receivables Trust Series 2016-A Class A4, 1.80%, 12-16-2019	0.86
Deutsche Annington Finance BV, 3.20%, 10-2-2017	0.86
Pennsylvania Housing Finance Agency Series 123C, 1.75%, 10-1-2038	0.86
GM Financial Automobile Leasing Trust Series 2016-1 Class A3, 1.64%, 7-20-2019	0.86
Baptist Memorial Health Care Corporation, 1.60%, 9-5-2017	0.86
New Jersey EDA Series B, 0.00%, 2-15-2019	0.73

Moderate economic growth persisted and policy normalization continued.

Over the past four quarters, U.S. gross domestic product (GDP) grew by 2.2% in real terms, which was very close to the post–financial crisis average. Consumer spending was a significant source of strength, rising 2.6% for the 12 months that ended June 30, 2017. Business investment was a net contributor to growth, although it failed to keep pace with the consumer sector. International trade was a net detractor from GDP growth, while inventories and government spending were largely neutral factors.

The labor market generally was healthy over the past 12 months. Nonfarm payrolls expanded by an average of 175,000 jobs per month over the period, while the unemployment rate declined to 4.4% from 4.9% a year earlier. Also encouraging was a 0.4% rise in the employment/population ratio since August 2016, reflecting both the fall in unemployment and a modest increase in the labor force participation rate. Wage gains of about 2.5% over the past 12 months were sufficient to support consumption growth without sparking fears of rising inflation. The Consumer Price Index rose 1.7% over the past year, held in check by relatively stable energy prices.

The U.S. Federal Reserve’s rate-setting committee, the Federal Open Market Committee (FOMC), raised the federal funds rate three times over the past 12 months by a total of 0.75%. The FOMC’s most recent move on June 14, 2017, was supported by a statement citing a labor market that had “continued to strengthen.” Economic activity was characterized as “rising moderately,” while an inflation rate somewhat below target was expected to “stabilize around the FOMC’s 2% objective over the medium term.”

In line with the FOMC’s policy moves, interest rates had an upward bias over the past 12 months, particularly in shorter-term-maturity instruments. Yields in the one-month to one-year maturity range rose by a little over 60 basis points (bps; 100 bps equal 1.00%), while intermediate- and long-term bond yields were about 50 bps higher. Credit spreads widened slightly prior to the November 2016 election but narrowed thereafter, ending the period about 25 bps tighter than where they began, as measured by the Bloomberg Barclays Corporate Bond Index7.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Short-Term Bond Fund	7

Portfolio allocation as of August 31, 2017[8]

The Fund maintained an overweight to corporate credit and securitized debt.

The Fund continued to overweight short-term corporate bonds as well as securitized debt while retaining an underweight to U.S. Treasuries and agency debentures. A little over half of the Fund’s assets were invested in corporate debt, which benefited from a positive credit environment. The other primary sector commitment was to securitized debt: mortgage-backed securities, asset-backed securities, and collateralized mortgage obligations. We maintained the Fund’s duration at slightly less than two years during the reporting period with the expectation that short-term rates would rise.

While this duration position helped limit interest-rate risk, it detracted from results because longer-term maturities outperformed shorter-term bonds during the reporting period.

We expect moderate economic growth to continue.

We expect macroeconomic trends to remain relatively consistent in the coming quarters. Real GDP growth in the area of 2% is likely to persist, barring some external shock or a major fiscal policy shift. The latter remains a possibility as both the U.S. administration and congressional leadership have targeted tax reform as a high priority. However, the failure to pass a health care bill earlier this year suggests that a material change to the U.S. tax code may be difficult to accomplish.

Please see footnotes on page 5.

8	Wells Fargo Short-Term Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2017 to August 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2017	Ending account value 8-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,009.03	$3.65	0.72%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.58	$3.67	0.72%
Class C
Actual	$1,000.00	$1,005.24	$7.43	1.47%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.48	1.47%
Institutional Class
Actual	$1,000.00	$1,010.25	$2.43	0.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.79	$2.45	0.48%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—August 31, 2017	Wells Fargo Short-Term Bond Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 7.65%
FDIC Series 2010-R1 Class A 144A	2.18%	5-25-2050	$1,258,137	$1,260,898
FDIC Series 2013-R1 Class A 144A	1.15	3-25-2033	782,980	777,584
FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	2.91	4-1-2038	355,490	373,673
FHLMC	3.00	2-15-2024	238,543	239,746
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.01	4-1-2032	43,057	45,114
FHLMC (12 Month LIBOR +1.91%) ±	3.16	9-1-2031	6,212	6,323
FHLMC (3 Year Treasury Constant Maturity +2.25%) ±	3.29	5-1-2026	47,567	49,513
FHLMC (1 Year Treasury Constant Maturity +2.40%) ±	3.35	7-1-2029	2,516	2,607
FHLMC	3.50	6-15-2038	499,483	507,728
FHLMC	4.00	5-1-2025	1,355,099	1,421,047
FHLMC	4.50	5-15-2018	21,622	21,776
FHLMC	6.00	10-1-2021	224,274	236,803
FHLMC	9.00	8-1-2018	15	15
FHLMC	9.00	6-1-2019	9,331	9,404
FHLMC	9.00	10-1-2019	40,763	42,503
FHLMC	9.50	12-1-2022	19,093	20,178
FHLMC	10.50	11-1-2017	21	21
FHLMC	10.50	8-1-2018	8,695	8,772
FHLMC	10.50	2-1-2019	293	297
FHLMC	10.50	4-1-2019	184	188
FHLMC	10.50	5-1-2019	146	152
FHLMC	10.50	6-1-2019	947	972
FHLMC	10.50	7-1-2019	330	334
FHLMC Series 2597 Series AE	5.50	4-15-2033	110,789	118,690
FHLMC Series 2631 Class LC	4.50	6-15-2018	50,927	51,321
FHLMC Series 2642 Class AR	4.50	7-15-2023	214,787	225,276
FHLMC Series 2656 Class BG	5.00	10-15-2032	74,668	74,779
FHLMC Series 2958 Class QD	4.50	4-15-2020	224,715	226,283
FHLMC Series 3266 Class D	5.00	1-15-2022	272,113	275,237
FHLMC Series 3609 Class LA	4.00	12-15-2024	128,301	129,971
FHLMC Series 3778 Class BM	3.50	8-15-2028	55,713	55,845
FHLMC Series 3855 Class HL	3.50	2-15-2026	160,915	164,090
FHLMC Series 3920 Class AB	3.00	9-15-2025	534,958	541,901
FHLMC Series T-42 Class A6	9.50	2-25-2042	366,194	454,854
FHLMC Series T-57 Class 2A1 ±±	3.56	7-25-2043	38,249	41,428
FHLMC Series T-59 Class 2A1 ±±	3.33	10-25-2043	1,055,824	1,054,618
FNMA (1 Year Treasury Constant Maturity +1.27%) ±	2.01	8-1-2034	438,221	443,151
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	2.70	11-1-2031	45,726	47,893
FNMA	2.93	12-1-2017	2,232,338	2,230,216
FNMA	3.01	12-1-2017	443,122	442,820
FNMA (1 Year Treasury Constant Maturity +2.25%) ±	3.01	8-1-2036	1,852,474	1,954,093
FNMA (12 Month Treasury Average +2.34%) ±	3.17	10-1-2036	1,435,754	1,519,886
FNMA (12 Month Treasury Average +2.44%) ±	3.19	7-1-2036	1,294,909	1,381,219
FNMA (12 Month LIBOR +1.82%) ±	3.49	9-1-2040	1,163,706	1,222,196
FNMA	3.74	5-1-2018	2,151,735	2,162,673
FNMA	4.00	6-25-2026	717,974	758,551
FNMA	4.00	8-25-2037	557,286	581,206
FNMA	5.50	3-1-2023	711,010	755,728
FNMA	5.50	8-25-2034	598,436	606,995
FNMA	6.00	4-1-2021	120,734	125,530

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Short-Term Bond Fund	Portfolio of investments—August 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA	6.00%	3-1-2033	$562,215	$642,993
FNMA	6.28	11-1-2018	128,352	128,197
FNMA	6.50	8-1-2031	268,349	310,564
FNMA	7.60	8-1-2018	182,787	182,835
FNMA	8.00	9-1-2023	1,657	1,673
FNMA	8.33	7-15-2020	8,306	8,670
FNMA	8.50	2-1-2023	3,242	3,267
FNMA	9.00	2-15-2020	373	395
FNMA	9.00	11-1-2024	58,630	63,994
FNMA	11.00	10-15-2020	4,223	4,301
FNMA Grantor Trust Series 2002-T12 Class A4	9.50	5-25-2042	599,235	732,098
FNMA Series 1989-29 Class Z	10.00	6-25-2019	31,421	33,110
FNMA Series 1989-63 Class Z	9.40	10-25-2019	7,295	7,625
FNMA Series 2002-T1 Class A4	9.50	11-25-2031	43,084	51,430
FNMA Series 2003-15 Class CB	5.00	3-25-2018	64,561	64,830
FNMA Series 2003-41 Class PE	5.50	5-25-2023	486,273	513,642
FNMA Series 2003-W11 Class A1 ±±	4.42	6-25-2033	12,732	13,315
FNMA Series 2003-W6 Class 6A ±±	3.53	8-25-2042	870,307	908,011
FNMA Series 2003-W6 Class PT4 ±±	8.46	10-25-2042	77,843	98,308
FNMA Series 2004-32 Class AY	4.00	5-25-2019	71,079	71,971
FNMA Series 2004-90 Class XY	4.00	9-25-2034	240,680	243,615
FNMA Series 2008-53 Class CA	5.00	7-25-2023	232,473	237,883
FNMA Series 2009-M01 Class A2	4.29	7-25-2019	1,062,582	1,097,375
FNMA Series 2011-133 Class A	3.50	6-25-2029	564,238	573,988
FNMA Series 2011-17 Class ED	3.50	7-25-2025	97,119	97,927
FNMA Series 2011-39 Class CA	3.00	5-25-2024	149,941	150,886
FNMA Series 2011-66 Class BE	3.00	3-25-2025	175,316	175,949
FNMA Series 2011-71 Class DJ	3.00	3-25-2025	276,458	277,056
FNMA Series G95-2 Class IO ±±(c)	10.00	5-25-2020	6,416	45
GNMA	4.00	8-16-2023	133,590	135,434
GNMA	4.50	4-20-2035	203,319	213,214
GNMA	8.00	12-15-2023	19,075	21,239
GNMA	9.00	11-15-2024	9,409	10,077
GNMA Series 2010-6 Class EA	4.00	9-16-2023	54,370	54,492
GNMA Series 2012-19 Class A	1.83	3-16-2039	1,515,377	1,510,564
GNMA Series 2017-H13 Class FJ (1 Month LIBOR +0.20%) ±	1.42	5-20-2067	2,182,011	2,182,035
GNMA Series 2017-H16 Class FD (1 Month LIBOR +0.20%) ±	1.43	8-20-2067	2,300,000	2,300,000

Total Agency Securities (Cost $35,502,908)				35,795,106

Asset-Backed Securities: 13.27%
Avis Budget Rental Car Funding LLC Series 2013-1A Class A 144A	1.92	9-20-2019	1,420,000	1,419,891
BMW Vehicle Owner Trust Series 2017-1 Class A2	1.71	7-22-2019	2,000,000	2,001,867
CCG Receivables Trust Series 2015-1 Class A2 144A	1.46	11-14-2018	428,320	428,255
CCG Receivables Trust Series 2015-1 Class A3 144A	1.92	1-17-2023	5,000,000	5,009,506
Chesapeake Funding LLC Series 2017-3A Class A 144A	1.91	8-15-2029	3,080,000	3,082,947
Citibank Credit Card Issuance Trust Series 2017-A2 Class A2	1.74	1-19-2021	4,000,000	4,011,235
CNH Equipment Trust Series 2015-A Class A3	1.30	4-15-2020	950,507	949,951
Dell Equipment Finance Trust Series 2016-1 Class A2 144A	1.43	9-24-2018	2,617,219	2,616,612
Education Loan Asset-Backed Trust Series 2013-1 Class A1 (1 Month LIBOR +0.80%) 144A±	2.03	6-25-2026	1,789,348	1,792,032

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2017	Wells Fargo Short-Term Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities (continued)
Enterprise Fleet Financing Trust Series 2017-1 Class A2 144A	2.13%	7-20-2022	$4,000,000	$4,020,762
Ford Credit Auto Lease Trust Series 2016-A Class A2A	1.42	11-15-2018	680,755	680,732
GM Financial Automobile Leasing Trust Series 2016-1 Class A3	1.64	7-20-2019	4,000,000	4,002,368
GM Financial Automobile Leasing Trust Series 2016-2 Class A2A	1.28	10-22-2018	1,598,258	1,596,846
GMF Floorplan Owner Revolving Trust Series 2015-1 Class A1 144A	1.65	5-15-2020	2,050,000	2,051,072
Home Equity Asset Trust Series 2003-6 Class M1 (1 Month LIBOR +1.05%) ±	2.73	2-25-2034	1,091,434	1,068,518
Hyundai Auto Receivables Trust Series 2015-C Class A2A	0.99	11-15-2018	58,834	58,809
Hyundai Auto Receivables Trust Series 2016-A Class A3 144A	1.60	7-15-2019	1,100,000	1,100,481
Hyundai Auto Receivables Trust Series 2016-A Class A4 144A	1.80	12-16-2019	4,000,000	4,007,139
Jimmy John’s Funding LLC Series 2017-1A Class A2I 144A	3.61	7-30-2047	1,250,000	1,263,863
John Deere Owner Trust Series 2016-A Class A2	1.15	10-15-2018	612,089	611,967
John Deere Owner Trust Series 2016-A Class A3	1.36	4-15-2020	2,000,000	1,997,293
Kubota Credit Owner Trust Series 2016-1A Class A2 144A	1.25	4-15-2019	1,383,529	1,381,723
MMAF Equipment Finance LLC Series 2015-AA Class A3 144A	1.39	10-16-2019	1,454,696	1,452,822
MMAF Equipment Finance LLC Series 2016-AA Class A2 144A	1.39	12-17-2018	2,324,217	2,323,951
Navistar Financial Dealer Note Master Trust Series 2017-1 Class A (1 Month LIBOR +0.78%) 144A±	2.01	6-27-2022	2,000,000	2,003,978
Octagon Investment Partners Series 2015-1A Class A1R (3 Month LIBOR +0.90%) 144A±%%	1.00	5-21-2027	2,000,000	2,000,000
Student Loan Consolidation Center Series 2011-1 Class A (1 Month LIBOR +1.22%) 144A±	2.45	10-25-2027	1,792,948	1,817,229
Toyota Auto Receivables Owner Trust Series 2016-A Class AA2	1.03	7-16-2018	300,605	300,524
Verizon Owner Trust Series 2017-1A Class A 144A	2.06	9-20-2021	1,800,000	1,811,435
Volvo Financial Equipment LLC Series 2016-1A Class A2 144A	1.44	10-15-2018	503,051	503,029
Volvo Financial Equipment LLC Series 2016-1A Class A3 144A	1.67	2-18-2020	1,580,000	1,581,049
World Omni Auto Receivables Trust Series 2016-B Class A2	1.10	1-15-2020	1,864,458	1,861,971
World Omni Auto Receivables Trust Series 2017-A Class A2	1.68	12-16-2019	1,275,000	1,276,158

Total Asset-Backed Securities (Cost $62,052,611)				62,086,015

Corporate Bonds and Notes: 36.67%

Consumer Discretionary: 2.71%

Internet & Direct Marketing Retail: 0.16%
Amazon.com Incorporated 144A	1.90	8-21-2020	765,000	768,143

Media: 2.29%
Charter Communications Operating LLC	3.58	7-23-2020	3,000,000	3,077,822
DIRECTV Holdings LLC	5.88	10-1-2019	1,680,000	1,809,329
Interpublic Group	2.25	11-15-2017	1,900,000	1,901,288
NBCUniversal Enterprise Incorporated 144A	5.25	12-31-2049	1,655,000	1,754,300
Time Warner Cable Incorporated	4.88	3-15-2020	2,010,000	2,149,322

				10,692,061

Multiline Retail: 0.26%
Macy’s Retail Holdings Incorporated «	3.45	1-15-2021	1,205,000	1,211,059

Consumer Staples: 1.68%

Beverages: 0.66%
Anheuser-Busch InBev Finance Incorporated	2.65	2-1-2021	3,000,000	3,056,433

Food Products: 0.64%
Kraft Heinz Foods Company	2.00	7-2-2018	3,000,000	3,007,230

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Short-Term Bond Fund	Portfolio of investments—August 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Tobacco: 0.38%
British American Tobacco Capital Corporation 144A	2.30%	8-14-2020	$1,785,000	$1,791,822

Energy: 3.97%

Oil, Gas & Consumable Fuels: 3.97%
Andeavor Corporation	4.25	10-1-2017	3,000,000	3,002,652
BP AMI Leasing Incorporated 144A	5.52	5-8-2019	825,000	873,670
ConocoPhillips Company	2.88	11-15-2021	1,990,000	2,038,374
DCP Midstream Operating Company	2.50	12-1-2017	3,000,000	2,996,250
Enable Midstream Partner LP	2.40	5-15-2019	3,000,000	2,986,716
Energy Transfer Partners LP	2.50	6-15-2018	2,000,000	2,009,566
Plains All American Pipeline LP	8.75	5-1-2019	3,000,000	3,290,310
Sabine Pass Liquefaction LLC	6.25	3-15-2022	1,210,000	1,364,788

				18,562,326

Financials: 16.39%

Banks: 4.74%
Bank of America Corporation	2.15	11-9-2020	2,000,000	2,001,919
Citigroup Incorporated	2.50	7-29-2019	2,235,000	2,258,600
Citizens Bank	2.20	5-26-2020	2,000,000	2,006,278
Fifth Third Bank	2.30	3-15-2019	1,845,000	1,861,881
JP Morgan Chase	1.65	9-23-2019	2,000,000	1,998,504
KeyBank Corporation	4.63	6-15-2018	3,180,000	3,242,623
PNC Bank NA	1.50	2-23-2018	3,000,000	3,000,259
Regions Bank	2.25	9-14-2018	2,000,000	2,007,741
Santander Bank	2.70	5-24-2019	1,000,000	1,008,595
Santander Bank	8.75	5-30-2018	2,640,000	2,769,481

				22,155,881

Capital Markets: 2.03%
Goldman Sachs Group Incorporated	2.30	12-13-2019	1,000,000	1,006,274
Goldman Sachs Group Incorporated	6.15	4-1-2018	2,965,000	3,039,358
Morgan Stanley	1.88	1-5-2018	2,045,000	2,047,149
Morgan Stanley	2.20	12-7-2018	2,000,000	2,011,941
Morgan Stanley	2.45	2-1-2019	840,000	846,973
S&P Global Incorporated	2.50	8-15-2018	550,000	553,565

				9,505,260

Consumer Finance: 5.57%
Ally Financial Incorporated	3.25	11-5-2018	2,930,000	2,954,788
American Express Centurion Bank	6.00	9-13-2017	3,000,000	3,002,587
Capital One Financial Corporation	2.50	5-12-2020	3,000,000	3,027,137
Daimler Finance NA LLC 144A	1.65	3-2-2018	3,000,000	3,001,198
Daimler Finance NA LLC 144A	2.20	5-5-2020	520,000	521,339
Ford Motor Credit Company LLC	2.94	1-8-2019	1,335,000	1,352,395
Ford Motor Credit Company LLC	5.00	5-15-2018	3,000,000	3,064,392
General Motors Financial Company	3.15	1-15-2020	3,000,000	3,061,169
Nissan Motor Acceptance Corporation 144A	2.00	3-8-2019	2,000,000	2,004,532
Synchrony Financial	2.60	1-15-2019	1,335,000	1,344,527
Toll Brothers Finance Corporation	8.91	10-15-2017	2,710,000	2,730,325

				26,064,389

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2017	Wells Fargo Short-Term Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Insurance: 4.05%
AXIS Specialty Finance LLC	5.88%	6-1-2020	$1,794,000	$1,957,209
Jackson National Life Insurance Company 144A	2.50	6-27-2022	5,000,000	5,005,345
Lincoln National Corporation	8.75	7-1-2019	744,000	831,968
Metropolitan Life Global Funding Incorporated 144A	1.55	9-13-2019	1,820,000	1,810,333
Metropolitan Life Global Funding Incorporated 144A	1.75	12-19-2018	2,000,000	2,001,269
Protective Life Global Funding 144A	1.56	9-13-2019	1,295,000	1,281,746
Provident Companies Incorporated	7.00	7-15-2018	2,525,000	2,634,258
Reliance Standard Life Insurance 144A	2.15	10-15-2018	1,390,000	1,396,733
Reliance Standard Life Insurance 144A	2.38	5-4-2020	2,000,000	2,002,605

				18,921,466

Health Care: 0.94%

Pharmaceuticals: 0.94%
Eli Lilly and Company	2.35	5-15-2022	3,000,000	3,030,648
Mylan NV Company	2.50	6-7-2019	1,360,000	1,364,431

				4,395,079

Industrials: 2.15%

Aerospace & Defense: 1.01%
L-3 Communications Corporation	5.20	10-15-2019	3,000,000	3,198,269
Rockwell Collins Incorporated	1.95	7-15-2019	1,530,000	1,531,932

				4,730,201

Airlines: 0.43%
Delta Air Lines Incorporated	4.75	11-7-2021	1,904,957	2,000,205

Commercial Services & Supplies: 0.48%
Boardwalk Pipelines LLC	5.20	6-1-2018	2,179,000	2,223,863

Transportation Infrastructure: 0.23%
TTX Company 144A	2.25	2-1-2019	1,095,000	1,097,880

Information Technology: 3.80%

IT Services: 0.43%
Fidelity National Information Services Incorporated	2.00	4-15-2018	2,000,000	2,004,145

Semiconductors & Semiconductor Equipment: 1.68%
Broadcom Corporation 144A	2.38	1-15-2020	1,280,000	1,288,421
KLA-Tencor Corporation	2.38	11-1-2017	1,365,000	1,366,419
KLA-Tencor Corporation	3.38	11-1-2019	2,000,000	2,051,833
Maxim Integrated Product Incorporated	2.50	11-15-2018	570,000	574,373
Qualcomm Incorporated	1.85	5-20-2019	1,280,000	1,285,515
Qualcomm Incorporated	2.10	5-20-2020	1,280,000	1,289,478

				7,856,039

Software: 0.86%
CA Incorporated	3.60	8-1-2020	1,750,000	1,806,031
CA Incorporated	5.38	12-1-2019	669,000	714,372
Microsoft Corporation	2.38	2-6-2022	1,500,000	1,525,478

				4,045,881

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Short-Term Bond Fund	Portfolio of investments—August 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Technology Hardware, Storage & Peripherals: 0.83%
EMC Corporation	2.65%	6-1-2020	$3,000,000	$2,959,169
Hewlett Packard Enterprise Company	2.45	10-5-2017	928,000	928,625

				3,887,794

Materials: 0.40%

Chemicals: 0.40%
CF Industries Incorporated	6.88	5-1-2018	1,830,000	1,884,900

Real Estate: 1.18%

Equity REITs: 1.18%
DDR Corporation	4.63	7-15-2022	2,355,000	2,492,985
Realty Income Corporation	2.00	1-31-2018	3,000,000	3,003,880

				5,496,865

Telecommunication Services: 0.59%

Diversified Telecommunication Services: 0.59%
AT&T Incorporated	2.80	2-17-2021	1,910,000	1,935,947
AT&T Incorporated	5.80	2-15-2019	783,000	826,207

				2,762,154

Utilities: 2.86%

Electric Utilities: 2.27%
Edison International	2.13	4-15-2020	1,200,000	1,206,342
Exelon Corporation	3.50	6-1-2022	1,895,000	1,964,422
Interstate Power & Light Company	5.88	9-15-2018	580,000	602,870
NextEra Energy Capital Holdings Incorporated	2.06	9-1-2017	2,725,000	2,725,000
NV Energy Incorporated	6.25	11-15-2020	2,000,000	2,249,347
Oklahoma Gas & Electric Company	6.35	9-1-2018	1,792,000	1,869,770

				10,617,751

Multi-Utilities: 0.59%
Black Hills Corporation	2.50	1-11-2019	1,355,000	1,363,808
Dominion Resources Incorporated	2.96	7-1-2019	1,365,000	1,386,089

				2,749,897

Total Corporate Bonds and Notes (Cost $170,403,780)				171,488,724

Municipal Obligations: 7.91%

California: 0.84%
Los Angeles CA Municipal Improvement Refunding Bond Convention Center Series A (Miscellaneous Revenue)	2.34	11-1-2018	1,380,000	1,392,282
Roman Catholic Diocese of Oakland CA (Miscellaneous Revenue)	6.04	11-1-2019	2,435,000	2,537,219

				3,929,501

Colorado: 0.68%
Catholic Health Initiatives (Health Revenue) ¤	0.00	9-15-2017	3,200,000	3,197,636

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2017	Wells Fargo Short-Term Bond Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Florida: 0.21%
Village Center Florida Community Development District Utilities Revenue Series B (Miscellaneous Revenue) 144A	2.26%	10-1-2017	$1,000,000	$1,000,570

Illinois: 1.00%
Chicago IL (Tax Revenue)	6.30	12-1-2021	1,365,000	1,473,531
Illinois (Miscellaneous Revenue)	5.00	5-1-2019	3,070,000	3,207,076

				4,680,607

Michigan: 0.42%
Michigan Finance Authority Series D5 (Water & Sewer Revenue)	2.85	7-1-2019	2,000,000	1,977,400

New Jersey: 1.36%
New Jersey EDA Series B (Miscellaneous Revenue, AGM Insured) ¤	0.00	2-15-2018	3,000,000	2,977,680
New Jersey EDA Series B (Miscellaneous Revenue, AGM Insured) ¤	0.00	2-15-2019	3,500,000	3,401,790

				6,379,470

New York: 0.43%
Nassau County NY Series D (GO Revenue)	0.80	12-15-2017	2,000,000	2,001,420

Oregon: 0.39%
Portland OR Taxable Pension (GO Revenue) (m)(n)±	1.46	6-1-2019	1,875,000	1,846,875

Pennsylvania: 0.86%
Pennsylvania Housing Finance Agency Series 123C (Housing Revenue)	1.75	10-1-2038	4,000,000	4,002,560

Rhode Island: 0.35%
Rhode Island EDA (Industrial Development Revenue, AGM Insured)	7.75	11-1-2020	1,500,000	1,619,085

Tennessee: 0.86%
Baptist Memorial Health Care Corporation (Health Revenue)	1.60	9-5-2017	4,000,000	4,000,000

Wisconsin: 0.51%
Wisconsin Healthcare PFA (Housing Revenue, Citizens Bank LOC)	2.63	11-1-2019	2,365,000	2,365,946

Total Municipal Obligations (Cost $36,849,474)				37,001,070

Non-Agency Mortgage-Backed Securities: 13.40%
ALM Loan Funding Series 2015-12A Class A1R (3 Month LIBOR +1.05%) 144A±	2.35	4-16-2027	1,275,000	1,274,989
BlueMountain CLO Limited Series 2014-2A Class AR (3 Month LIBOR +0.93%) 144A±	2.24	7-20-2026	2,030,000	2,030,587
CD Commercial Mortgage Trust Series 2017-CD3 Class A1	1.97	2-10-2050	1,570,036	1,571,304
CGDBB Commercial Mortgage Trust Series 2017-BIOC Class A (1 Month LIBOR +0.79%) 144A±	2.04	7-15-2028	2,850,000	2,850,614
Chicago Skyscraper Trust Series 2017-SKY Class A (1 Month LIBOR +0.80%) 144A±	2.03	2-15-2030	1,600,000	1,603,504
Citigroup Commercial Mortgage Trust Series 2017-1500 Class A (1 Month LIBOR +0.85%) 144A±	2.10	7-15-2019	2,100,000	2,100,000
Citigroup Commercial Mortgage Trust Series 2017-MDRB Class A (1 Month LIBOR +1.10%) 144A±	2.33	7-15-2030	2,040,000	2,042,512
Commercial Mortgage Trust Series 2012-CR1 Class ASB	3.05	5-15-2045	2,819,617	2,892,633
Commercial Mortgage Trust Series 2012-CR4 Class A2	1.80	10-15-2045	1,678,986	1,678,285
Commercial Mortgage Trust Series 2013-LC6 Class A2	1.91	1-10-2046	978,993	979,377
Commercial Mortgage Trust Series 2014-LC17 Class A2	3.16	10-10-2047	2,300,000	2,349,403
Commercial Mortgage Trust Series 2014-UBS3 Class A2	2.84	6-10-2047	800,000	813,295

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Short-Term Bond Fund	Portfolio of investments—August 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)
Commercial Mortgage Trust Series 2015-CR27 Class A1	1.58%	10-10-2048	$2,268,191	$2,258,771
ContiMortgage Home Equity Trust Series 1996-2 Class IO ±±(c)	0.54	7-15-2027	669,300	11,922
Cosmopolitan Hotel Trust Series 2016 Class A (1 Month LIBOR +1.40%) 144A±	2.63	11-15-2033	2,185,000	2,197,179
Countrywide Home Loans Mortgage Pass-Through Trust Series 2001-HYB1 Class 2A1 ±±	2.46	6-19-2031	116,211	113,932
EquiFirst Mortgage Loan Trust Series 2003-2 Class 3A3 (1 Month LIBOR +1.13%) ±	2.35	9-25-2033	374,440	365,723
Golden National Mortgage Asset-Backed Certificates Series 1998-GN1 Class M2 †	1.00	2-25-2027	34,322	34,222
GS Mortgage Securities Trust Series 2010-C1 Class A2 144A	4.59	8-10-2043	2,610,000	2,772,797
GS Mortgage Securities Trust Series 2013-GC16 Class A2	3.03	11-10-2046	2,154,516	2,181,938
GS Mortgage Securities Trust Series 2016-GS3 Class A1	1.43	10-10-2049	2,379,037	2,357,695
GSMPS Mortgage Loan Trust Series 1998-1 Class A 144A±±	8.00	9-19-2027	199,469	199,899
JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-CB18 Class AMFL (1 Month LIBOR +0.17%) ±	1.39	6-12-2047	1,070,623	1,059,239
JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-LDPX Class AM ±±	5.46	1-15-2049	1,014,542	1,013,490
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-PHH Class A (1 Month LIBOR +1.20%) 144A±	2.43	8-15-2027	3,000,000	3,000,220
JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-FL7 Class A (1 Month LIBOR +1.25%) 144A±	2.48	5-15-2028	906,518	906,223
JPMorgan Chase Commercial Mortgage Securities Trust Series 2016-JP3 Class A1	1.46	8-15-2049	2,109,895	2,091,343
LStar Commercial Mortgage Trust Series 2017-5 Class A1 144A	2.42	3-10-2050	1,241,960	1,249,770
Master Mortgages Trust Series 2002-3 Class 4A1 ±±	3.31	10-25-2032	4,279	4,258
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C15 Class A2	2.98	4-15-2047	2,740,000	2,780,868
Morgan Stanley Capital I Trust Series 2016-C30 Class A1	1.39	9-15-2049	1,771,042	1,753,948
Palmer Square Collateralized Loan Obligation Limited Trust Series 2013-1A Class A1R (3 Month LIBOR +0.97%) 144A±	2.29	5-15-2025	1,558,611	1,561,657
RAIT Trust Series 2017-FL7 Class A (1 Month LIBOR +0.95%) 144A±	2.18	6-15-2037	1,014,953	1,015,388
ReadyCap Commercial Mortgage Trust Series 2017-FL1 Class A (1 Month LIBOR +0.85%) 144A±	2.07	5-25-2034	2,499,924	2,499,924
Regatta IV Funding Limited Series 2014-1A Class A2R (3 Month LIBOR +1.02%) 144A±	2.33	7-25-2026	1,755,000	1,754,984
SBA Tower Trust Series 2014-1A Class C 144A	2.90	10-15-2044	3,000,000	3,016,059
TICP Collateralized Loan Obligation Limited Trust Series 2014-2A Class A1AR (3 Month LIBOR +1.16%) 144A±	2.47	7-20-2026	2,000,000	2,003,024
Wilshire Funding Corporation Series 1996-3 Class M2 ±±	7.12	8-25-2032	81,560	78,612
Wilshire Funding Corporation Series 1996-3 Class M3 ±±	7.12	8-25-2032	86,727	81,996
Wilshire Funding Corporation Series 1998-2 Class M1 ±±	2.00	12-28-2037	18,480	18,449
Wind River Collateralized Loan Obligation Limited Trust Series 2014-3A Class AR (3 Month LIBOR +1.10%) 144A±	2.41	1-22-2027	2,100,000	2,099,979

Total Non-Agency Mortgage-Backed Securities (Cost $62,808,731)				62,670,012

Yankee Corporate Bonds and Notes: 15.63%

Consumer Discretionary: 0.62%

Media: 0.62%
British Sky Broadcasting Group plc 144A	6.10	2-15-2018	2,838,000	2,894,091

Consumer Staples: 1.35%

Beverages: 1.35%
Suntory Holdings Limited 144A	1.65	9-29-2017	3,330,000	3,330,377
Suntory Holdings Limited 144A	2.55	6-28-2022	2,975,000	2,984,876

				6,315,253

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2017	Wells Fargo Short-Term Bond Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Energy: 0.47%

Oil, Gas & Consumable Fuels: 0.47%
TransCanada PipeLines Limited	1.63%	11-9-2017	$2,210,000	$2,210,387

Financials: 10.42%

Banks: 8.23%
Banco de Credito del Peru 144A	2.25	10-25-2019	1,500,000	1,503,750
Banque Federative du Credit Mutuel SA 144A	2.20	7-20-2020	2,530,000	2,535,324
BNP Paribas SA	2.38	9-14-2017	1,300,000	1,300,292
BPCE SA	2.50	7-15-2019	755,000	762,964
Canadian Imperial Bank of Commerce	1.60	9-6-2019	2,085,000	2,077,787
Commonwealth Bank of Australia 144A	1.75	11-7-2019	1,750,000	1,745,247
Cooperatieve Rabobank U.A.	2.75	1-10-2022	3,000,000	3,061,942
Credit Suisse	6.00	2-15-2018	1,500,000	1,527,629
Credit Suisse Group Funding Limited	3.13	12-10-2020	2,110,000	2,158,307
Danske Bank 144A	1.65	9-6-2019	3,000,000	2,981,641
ING Bank NV 144A	1.80	3-16-2018	3,000,000	3,003,951
Lloyds Bank plc	2.00	8-17-2018	1,000,000	1,003,590
Macquarie Bank Limited 144A	2.85	7-29-2020	3,000,000	3,054,337
Mitsubishi UFJ Trust and Banking Corporation 144A	2.45	10-16-2019	3,000,000	3,020,850
Santander UK plc	2.50	3-14-2019	2,750,000	2,778,442
Svenska Handelsbanken AB	1.50	9-6-2019	2,605,000	2,589,451
Toronto Dominion Bank	1.45	9-6-2018	3,385,000	3,381,688

				38,487,192

Consumer Finance: 0.64%
Corporacion Andina de Fomento	2.13	9-27-2021	3,000,000	2,985,390

Diversified Financial Services: 0.91%
Deutsche Bank AG	6.00	9-1-2017	1,700,000	1,700,000
UBS AG 144A	2.20	6-8-2020	1,275,000	1,280,499
UBS AG	2.38	8-14-2019	1,270,000	1,282,942

				4,263,441

Insurance: 0.64%
QBE Insurance Group Limited 144A	2.40	5-1-2018	2,985,000	2,987,218

Health Care: 0.86%

Pharmaceuticals: 0.86%
Actavis Funding SCS	2.35	3-12-2018	3,000,000	3,009,752
Shire plc ADR	1.90	9-23-2019	1,010,000	1,006,971

				4,016,723

Industrials: 0.41%

Transportation Infrastructure: 0.41%
Asciano Finance Limited 144A	4.63	9-23-2020	1,821,000	1,901,480

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Short-Term Bond Fund	Portfolio of investments—August 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Information Technology: 0.65%

Semiconductors & Semiconductor Equipment: 0.65%
TSMC Global Limited 144A	1.63%	4-3-2018	$3,035,000	$3,031,683

Real Estate: 0.85%

Real Estate Management & Development: 0.85%
Deutsche Annington Finance BV 144A	3.20	10-2-2017	4,000,000	4,003,276

Total Yankee Corporate Bonds and Notes (Cost $72,883,279)				73,096,134

	Yield		Shares
Short-Term Investments: 6.87%

Investment Companies: 6.74%
Securities Lending Cash Investment LLC (l)(r)(u)	1.25		1,127,387	1,127,500
Wells Fargo Government Money Market Fund Select Class (l)(u)##	0.92		30,383,096	30,383,096

				31,510,596

			Principal
U.S. Treasury Securities: 0.13%
U.S. Treasury Bill #(z)	0.83	9-14-2017	$625,000	624,799

Total Short-Term Investments (Cost $32,135,373)				32,135,395

Total investments in securities (Cost $472,636,156)	101.40%	474,272,456
Other assets and liabilities, net	(1.40)	(6,564,937)

Total net assets	100.00%	$467,707,519

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

±±	The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

(c)	Investment in an interest-only security entitles holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.

«	All or a portion of this security is on loan.

¤	The security is issued in zero coupon form with no periodic interest payments.

(m)	The security is an auction-rate security which has an interest rate that resets at predetermined short-term intervals through a Dutch auction. The rate shown is the rate in effect at period end.

(n)	The auction to set the interest rate on the security failed at period end due to insufficient investor interest. A failed auction does not itself cause a default.

†	Non-income-earning security

%%	The security is issued on a when-issued basis.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2017	Wells Fargo Short-Term Bond Fund	19

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
2-Year U.S. Treasury Notes	896	12-29-2017	$193,751,502	$193,816,000	$64,498	$0
Short
5-Year U.S. Treasury Notes	338	12-29-2017	40,089,802	40,053,000	36,802	0

Investments In Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period
Investment companies - 6.74%
Securities Lending Cash Investment LLC	0	17,332,310	16,204,923	1,127,387	$63	$0	$8,311	$1,127,500
Wells Fargo Government Money Market Fund Select Class	36,899,524	305,553,921	312,070,349	30,383,096	0	0	225,591	30,383,096

					$63	$0	$233,902	$31,510,596

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Short-Term Bond Fund	Statement of assets and liabilities—August 31, 2017

Assets
Investments in unaffiliated securities (including $1,110,352 of securities loaned), at value (cost $441,125,560)	$442,761,860
Investments in affiliated securities, at value (cost $31,510,596)	31,510,596
Receivable for investments sold	692,348
Principal paydown receivable	14,006
Receivable for Fund shares sold	247,703
Receivable for interest	2,758,054
Receivable for daily variation margin on open futures contracts	13,086
Receivable for securities lending income	453
Prepaid expenses and other assets	42,536

Total assets	478,040,642

Liabilities
Payable for investments purchased	8,197,452
Payable upon receipt of securities loaned	1,127,437
Payable for Fund shares redeemed	613,086
Dividends payable	120,430
Management fee payable	118,811
Administration fees payable	47,772
Payable for daily variation margin on open futures contracts	25,636
Distribution fee payable	7,007
Accrued expenses and other liabilities	75,492

Total liabilities	10,333,123

Total net assets	$467,707,519

NET ASSETS CONSIST OF
Paid-in capital	$467,016,969
Undistributed net investment income	39,621
Accumulated net realized losses on investments	(1,086,671)
Net unrealized gains on investments	1,737,600

Total net assets	$467,707,519

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$225,797,336
Shares outstanding – Class A1	25,741,689
Net asset value per share – Class A	$8.77
Maximum offering price per share – Class A2	$8.95
Net assets – Class C	$11,360,839
Shares outstanding – Class C1	1,296,698
Net asset value per share – Class C	$8.76
Net assets – Institutional Class	$230,549,344
Shares outstanding – Institutional Class[1]	26,272,359
Net asset value per share – Institutional Class	$8.78

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended August 31, 2017	Wells Fargo Short-Term Bond Fund	21

Investment income
Interest (net of foreign interest withholding taxes of $1,476)	$10,185,598
Income from affiliated securities	225,591
Dividends	53,416
Securities lending income, net	8,311

Total investment income	10,472,916

Expenses
Management fee	1,767,017
Administration fees
Class A	391,862
Class C	19,909
Institutional Class	198,004
Shareholder servicing fees
Class A	612,285
Class C	31,108
Distribution fee
Class C	93,325
Custody and accounting fees	42,334
Professional fees	50,469
Registration fees	79,033
Shareholder report expenses	46,684
Trustees’ fees and expenses	16,385
Other fees and expenses	22,053

Total expenses	3,370,468
Less: Fee waivers and/or expense reimbursements	(238,696)

Net expenses	3,131,772

Net investment income	7,341,144

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	434,270
Affiliated securities	63
Futures transactions	(727,306)

Net realized losses on investments	(292,973)

Net change in unrealized gains (losses) on:
Unaffiliated securities	(909,552)
Futures transactions	223,476

Net change in unrealized gains (losses) on investments	(686,076)

Net realized and unrealized gains (losses) on investments	(979,049)

Net increase in net assets resulting from operations	$6,362,095

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Short-Term Bond Fund	Statement of changes in net assets

	Year ended August 31, 2017		Year ended August 31, 2016

Operations
Net investment income		$7,341,144		$7,854,281
Net realized losses on investments		(292,973)		(1,193,101)
Net change in unrealized gains (losses) on investments		(686,076)		4,253,286

Net increase in net assets resulting from operations		6,362,095		10,914,466

Distributions to shareholders from
Net investment income
Class A		(3,318,768)		(3,198,779)
Class C		(75,709)		(68,978)
Institutional Class		(3,946,663)		(4,204,345)
Investor Class		N/A		(385,178)[1]
Net realized gains
Class A		0		(1,039,448)
Class C		0		(44,006)
Institutional Class		0		(978,309)

Total distributions to shareholders		(7,341,140)		(9,919,043)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	3,840,470	33,642,098	32,732,632	287,219,221
Class C	300,680	2,631,368	623,323	5,441,195
Institutional Class	11,826,160	103,614,345	17,076,264	149,192,804
Investor Class	N/A	N/A	447,856 [1]	3,928,307 [1]

		139,887,811		445,781,527

Reinvestment of distributions
Class A	357,529	3,130,762	455,131	3,978,985
Class C	7,137	62,415	10,368	90,517
Institutional Class	314,369	2,754,565	358,018	3,133,078
Investor Class	N/A	N/A	22,693 [1]	199,015 [1]

		5,947,742		7,401,595

Payment for shares redeemed
Class A	(10,195,238)	(89,264,300)	(8,912,341)	(78,005,822)
Class C	(630,122)	(5,509,876)	(328,586)	(2,870,545)
Institutional Class	(14,653,735)	(128,341,544)	(23,626,452)	(206,695,968)
Investor Class	N/A	N/A	(27,124,834)[1]	(238,058,968)[1]

		(223,115,720)		(525,631,303)

Net decrease in net assets resulting from capital share transactions		(77,280,167)		(72,448,181)

Total decrease in net assets		(78,259,212)		(71,452,758)

Net assets
Beginning of period		545,966,731		617,419,489

End of period		$467,707,519		$545,966,731

Undistributed net investment income		$39,621		$39,617

[1]	For the period from September 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Short-Term Bond Fund	23

(For a share outstanding throughout each period)

	Year ended August 31
CLASS A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$8.78	$8.77	$8.82	$8.77	$8.81
Net investment income	0.12	0.11	0.09	0.10	0.10
Net realized and unrealized gains (losses) on investments	(0.01)	0.04	(0.03)	0.05	(0.04)

Total from investment operations	0.11	0.15	0.06	0.15	0.06
Distributions to shareholders from
Net investment income	(0.12)	(0.11)	(0.09)	(0.10)	(0.10)
Net realized gains	0.00	(0.03)	(0.02)	0.00	0.00

Total distributions to shareholders	(0.12)	(0.14)	(0.11)	(0.10)	(0.10)
Net asset value, end of period	$8.77	$8.78	$8.77	$8.82	$8.77
Total return[1]	1.25%	1.77%	0.66%	1.72%	0.72%
Ratios to average net assets (annualized)
Gross expenses	0.81%	0.81%	0.80%	0.82%	0.87%
Net expenses	0.72%	0.72%	0.74%	0.78%	0.80%
Net investment income	1.35%	1.29%	1.00%	1.12%	1.17%
Supplemental data
Portfolio turnover rate	50%	59%	57%	70%	75%
Net assets, end of period (000s omitted)	$225,797	$278,802	$65,454	$59,962	$65,812

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Short-Term Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS C	2017	2016	2015	2014	2013
Net asset value, beginning of period	$8.77	$8.76	$8.81	$8.76	$8.80
Net investment income	0.05	0.05	0.02	0.03	0.04
Net realized and unrealized gains (losses) on investments	(0.01)	0.04	(0.03)	0.05	(0.04)

Total from investment operations	0.04	0.09	(0.01)	0.08	0.00
Distributions to shareholders from
Net investment income	(0.05)	(0.05)	(0.02)	(0.03)	(0.04)
Net realized gains	0.00	(0.03)	(0.02)	0.00	0.00

Total distributions to shareholders	(0.05)	(0.08)	(0.04)	(0.03)	(0.04)
Net asset value, end of period	$8.76	$8.77	$8.76	$8.81	$8.76
Total return[1]	0.49%	1.01%	(0.09)%	0.97%	(0.03)%
Ratios to average net assets (annualized)
Gross expenses	1.56%	1.56%	1.55%	1.57%	1.62%
Net expenses	1.47%	1.47%	1.49%	1.53%	1.55%
Net investment income	0.61%	0.53%	0.25%	0.37%	0.42%
Supplemental data
Portfolio turnover rate	50%	59%	57%	70%	75%
Net assets, end of period (000s omitted)	$11,361	$14,204	$11,508	$14,852	$16,686

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Short-Term Bond Fund	25

(For a share outstanding throughout each period)

	Year ended August 31
INSTITUTIONAL CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$8.79	$8.77	$8.83	$8.77	$8.81
Net investment income	0.14	0.13	0.11	0.12	0.13
Net realized and unrealized gains (losses) on investments	(0.01)	0.05	(0.04)	0.07	(0.04)

Total from investment operations	0.13	0.18	0.07	0.19	0.09
Distributions to shareholders from
Net investment income	(0.14)	(0.13)	(0.11)	(0.13)	(0.13)
Net realized gains	0.00	(0.03)	(0.02)	0.00	0.00

Total distributions to shareholders	(0.14)	(0.16)	(0.13)	(0.13)	(0.13)
Net asset value, end of period	$8.78	$8.79	$8.77	$8.83	$8.77
Total return	1.49%	2.14%	0.82%	2.15%	1.04%
Ratios to average net assets (annualized)
Gross expenses	0.48%	0.48%	0.47%	0.49%	0.53%
Net expenses	0.48%	0.48%	0.47%	0.47%	0.48%
Net investment income	1.59%	1.51%	1.26%	1.42%	1.47%
Supplemental data
Portfolio turnover rate	50%	59%	57%	70%	75%
Net assets, end of period (000s omitted)	$230,549	$252,961	$306,832	$330,613	$269,123

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Short-Term Bond Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Short-Term Bond Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund. Information for Investor Class shares reflected in the financial statements represents activity through October 23, 2015.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities

Notes to financial statements	Wells Fargo Short-Term Bond Fund	27

lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital.

28	Wells Fargo Short-Term Bond Fund	Notes to financial statements

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of August 31, 2017, the aggregate cost of all investments for federal income tax purposes was $472,737,456 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$2,269,450
Gross unrealized losses	(633,150)
Net unrealized gains	$1,636,300

As of August 31, 2017, the Fund had capital loss carryforwards which consist of $985,371 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Short-Term Bond Fund	29

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Agency securities	$0	$35,795,106	$0	$35,795,106

Asset-backed securities	0	62,086,015	0	62,086,015

Corporate bonds and notes	0	171,488,724	0	171,488,724

Municipal obligations	0	37,001,070	0	37,001,070

Non-agency mortgage-backed securities	0	62,670,012	0	62,670,012

Yankee corporate bonds and notes	0	73,096,134	0	73,096,134

Short-term investments
Investment companies	30,383,096	0	0	30,383,096
U.S. Treasury securities	624,799	0	0	624,799
Investments measured at net asset value*				1,127,500
	31,007,895	442,137,061	0	474,272,456
Futures contracts	13,086	0	0	13,086
Total assets	$31,020,981	$442,137,061	$0	$474,285,542
Liabilities
Futures contracts	$25,636	$0	$0	$25,636
Total liabilities	$25,636	$0	$0	$25,636

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $1,127,500 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Futures contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All other assets and liabilities are reported at their market value at measurement date.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At August 31, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.35% and declining to 0.255% as the average daily net assets of the Fund increase. For the year ended August 31, 2017, the management fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.

30	Wells Fargo Short-Term Bond Fund	Notes to financial statements

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.16%
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through December 31, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.72% for Class A shares, 1.47% for Class C shares, and 0.48% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended August 31, 2017, State Street Bank and Trust Company (“State Street”), the Fund’s custodian, reimbursed the Fund $486 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in interest income on the Statement of Operations. In addition, Funds Management was also reimbursed $3,038 by State Street for waivers/reimbursements it made to the Fund to limit Fund expenses during the period the Fund was erroneously billed.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A Distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2017, Funds Distributor received $1,205 from the sale of Class A shares and $16 in contingent deferred sales charges from redemptions of Class C shares, respectively. No contingent deferred sales charges were incurred by Class A shares for the year ended August 31, 2017.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Class C of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2017 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$6,982,346	$296,195,799	$106	$235,084,990

Notes to financial statements	Wells Fargo Short-Term Bond Fund	31

6. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2017, the Fund entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio. The Fund had an average notional amount of $203,597,473 in long futures contracts and $33,604,678 in short futures contracts during the year ended August 31, 2017.

On August 31, 2017, the cumulative unrealized gains on futures contracts in the amount of $101,300 are reflected in net unrealized gains on investments on the Statement of Assets and Liabilities. The receivable and payable for daily variation margin on open futures contracts reflected in the Statement of Assets and Liabilities only represents the current day’s variation margin. The realized losses and change in unrealized gains (losses) on futures contracts are reflected in the Statement of Operations.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
JPMorgan	$13,086	($13,086)	$0	$0

Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities
JPMorgan	$25,636	($13,086)	$(12,550)	$0
[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended August 31, 2017, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended August 31, 2017 and August 31, 2016 were as follows:

	Year ended August 31
	2017	2016
Ordinary income	$7,341,140	$8,611,197
Long-term capital gain	0	1,307,846

32	Wells Fargo Short-Term Bond Fund	Notes to financial statements

As of August 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$250,057	$1,546,294	$(985,371)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Short-Term Bond Fund	33

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Short-Term Bond Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with custodians and brokers, or by other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Short-Term Bond Fund as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 26, 2017

34	Wells Fargo Short-Term Bond Fund	Other information (unaudited)

TAX INFORMATION

For the fiscal year ended August 31, 2017, $5,878,402 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Short-Term Bond Fund	35

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

36	Wells Fargo Short-Term Bond Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996: Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Advisory Board Members

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Advisory Board Member, since 2017	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	None
Pamela Wheelock (Born 1959)	Advisory Board Member, since 2017	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	None

Other information (unaudited)	Wells Fargo Short-Term Bond Fund	37

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 76 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

38	Wells Fargo Short-Term Bond Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Short-Term Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2016. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board

Other information (unaudited)	Wells Fargo Short-Term Bond Fund	39

received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than or in range of the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index, for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups for all share classes. The Board discussed and accepted Funds Management’s proposal to reduce the net operating expense ratio cap for Institutional Class.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

40	Wells Fargo Short-Term Bond Fund	Other information (unaudited)

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board discussed and accepted Funds Management’s proposal to reduce the net operating expense ratio cap for Institutional Class. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Short-Term Bond Fund	41

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Distributor nor Wells Fargo Funds Management holds fund shareholder accounts or assets. This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

305820 10-17 A221/AR221 08-17

Annual Report

August 31, 2017

Wells Fargo Short-Term High Yield Bond Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Short-Term High Yield Bond Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Favorable economic news supported stocks, and interest rates moved higher.

Hiring remained strong, and business and consumer sentiment improved.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Short-Term High Yield Bond Fund for the 12-month period that ended August 31, 2017. Despite heightened market volatility at times, in general, global stocks delivered double-digit results and bond markets had smaller, but positive, results as well. U.S. and international stocks returned 16.23% and 18.88%, for the 12-month period, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net),2 respectively; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 0.49% and the Bloomberg Barclays Municipal Bond Index4 returned 0.26% as interest rates rose from low levels.

Election results and central banks’ policies commanded investor attention as 2016 closed.

During September and the fourth quarter of 2016, investors appeared intent on the prospective outcomes of elections in the U.S. and central-bank actions globally. Following Donald Trump’s election victory, U.S. stocks rallied. Investors appeared optimistic that the new administration would pursue progrowth policies. Favorable economic news supported stocks, and interest rates moved higher. At their mid-December meeting, U.S. Federal Reserve (Fed) officials raised the target interest rate by a quarter percentage point to a range from 0.50% to 0.75%. The fourth quarter also saw the implementation of the U.S. Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as the possibility of liquidity fees and redemption gates. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1.00 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

Equity and bond markets gained during the first quarter of 2017 on positive economic data.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to a range from 0.75% to 1.00%. With the Fed’s target interest rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	The Chicago Board Options Exchange Market Volatility Index (CBOE VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Short-Term High Yield Bond Fund	3

strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets because they benefited from both global economic growth and recent weakening in the U.S. dollar. Stocks in Asia, Europe, and Latin America also outperformed the U.S. market during the quarter.

Steady advancement in many markets marked the first eight months of 2017.

During the second quarter, most equity markets in the U.S. and abroad advanced. Steady, albeit modest, economic growth both in the U.S. and abroad and generally favorable corporate earnings announcements after the second quarter supported higher valuations. Within the economy, U.S. inflation trended lower despite the unemployment rate continuing to decline. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, in June, the Fed raised the target interest rate by a quarter percentage point to a range from 1.00% to 1.25%. In addition, the Fed indicated that it would begin to sell bonds accumulated on its balance sheet during quantitative easing programs conducted since 2008, likely beginning later this year. Early in July and again in August, volatility expectations increased and then receded, as measured by the CBOE VIX,5 amid geopolitical tensions (particularly in Asia) and declining investor optimism about President Trump’s potential to move forward with his agenda for tax and regulatory reforms.

Economic momentum increased in Europe; the European Central Bank held its rates steady at low levels and continued its quantitative easing bond-buying program, which is intended to spark economic activity. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Short-Term High Yield Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of a high level of current income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kevin J. Maas, CFA®

Thomas M. Price, CFA®

Michael J. Schueller, CFA®

Average annual total returns (%) as of August 31, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SSTHX)	2-29-2000	(0.56)	2.16	3.64	2.51	2.78	3.96	0.93	0.82
Class C (WFHYX)	3-31-2008	0.75	2.01	3.18	1.75	2.01	3.18	1.68	1.57
Administrator Class (WDHYX)	7-30-2010	–	–	–	2.68	2.94	4.08	0.87	0.66
Institutional Class (STYIX)	11-30-2012	–	–	–	2.83	3.06	4.13	0.60	0.51
Short-Term High Yield Bond Index III[4]	–	–	–	–	6.24	5.34	6.89	–	–
BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, B Rated, 1-5 Year Index[5]	–	–	–	–	8.55	5.09	6.79	–	–
BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Year Index[6]	–	–	–	–	5.26	5.44	6.88	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 3.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as credit risk (for example, risk of issuer default), below-investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Short-Term High Yield Bond Fund	5

Growth of $10,000 investment as of August 31, 2017[7]

[1]	Effective June 20, 2008, Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Historical performance shown for Class A shares through June 19, 2008, includes Advisor Class expenses. Historical performance shown for Class C shares prior to their inception reflects the performance of the former Investor Class shares, adjusted to include the higher expenses applicable to Class C shares. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Class A shares and includes the higher expenses applicable to Class A shares. If these expenses had not been included, returns for Administrator Class shares would be higher. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns for Institutional Class shares would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The manager has contractually committed through December 31, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 0.81% for Class A, 1.56% for Class C, 0.65% for Administrator Class, and 0.50% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	Source: Wells Fargo Funds Management, LLC. The Short-Term High Yield Bond Index III is comprised of 70% of BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Year Index and 30% of BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, B Rated, 1-5 Year Index.

[5]	The BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, B Rated, 1-5 Year Index is an unmanaged index that generally tracks the performance of B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of one to five years. You cannot invest directly in an index.

[6]	The BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Year Index is an unmanaged index that generally tracks the performance of BB rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of one to five years. You cannot invest directly in an index.

[7]	The chart compares the performance of Class A shares for the most recent ten years with the performance of the Short-Term High Yield Bond Index III, the BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, B Rated, 1-5 Year Index, and the BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Year Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 3.00%.

[8]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

6	Wells Fargo Short-Term High Yield Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Short-Term High Yield Bond Index III, for the 12-month period that ended August 31, 2017.

∎	The Fund focuses on conservative credit selection and seeks to limit volatility, which led to underperformance during a period of strong high-yield performance.

∎	The Fund is conservatively positioned relative to the benchmark which detracted because the Fund had exposure to higher-quality BBB-rated debt while the benchmark is comprised of BB-rated and B-rated debt, which outperformed. In addition, the Fund’s underweight to the more volatile metals and mining and energy sectors detracted because those sectors outperformed.

Ten largest holdings (%) as of August 31, 2017[8]
Charter Communications Operating LLC, 3.24%, 1-3-2021	1.69
Sabine Pass Liquefaction LLC, 5.63%, 2-1-2021	1.45
Sprint Communications Incorporated, 9.00%, 11-15-2018	1.43
Huntington Ingalls Industries Incorporated, 5.00%, 12-15-2021	1.40
Ineos US Finance LLC, 4.01%, 3-31-2022	1.38
Michaels Stores Incorporated, 3.98%, 1-30-2023	1.28
Rockies Express Pipeline LLC, 6.00%, 1-15-2019	1.28
Nielsen Holding and Finance BV, 5.50%, 10-1-2021	1.20
Virgin Media Bristol LLC, 3.98%, 1-31-2025	1.16
DISH DBS Corporation, 4.25%, 4-1-2018	1.15

The Fund’s investments in shorter and more conservative securities in the short-term high-yield market caused it to underperform during a strong market.

High-yield credit spreads relative to U.S. Treasury yields rallied throughout the period due to a combination of several factors. Continued moderate U.S. economic growth, continued relatively accommodative monetary policy by the U.S. Federal Reserve, and low interest rates globally led investors to add risk to portfolios. As we expected, returns for short-term high-yield securities during the reporting period were primarily driven by income as the average price on the Fund’s securities left minimal room for appreciation given their shorter time horizon.

Although our view on the economy was largely accurate, we chose to limit exposure to the more volatile commodity sectors given our desire to limit volatility. During the period, we had limited exposure to metals and mining and no exposure to independent energy and oil-field services. We have continued to maintain exposure to pipelines because pipeline companies have lower correlation with oil and gas prices. Our focus on higher-rated, short-term high-yield securities allowed the Fund to be less volatile during the reporting period than the overall high-yield market.

Credit quality as of August 31, 2017[9]

We continued to adhere to the Fund’s basic portfolio strategy.

The Fund’s investments fit into three principal categories. The first category is composed of short-maturity bonds that we expect to be repaid on the maturity date. The second category is composed of bonds with high coupons that we expect to be refinanced on a call date. These two categories comprised 60% to 70% of the portfolio during the reporting period. The third category consists of floating-rate securities, primarily leveraged loans, which ranged from 25% to 31% of the portfolio. Yields on the Fund’s leveraged-loan holdings were higher than on our fixed-rate holdings over the period, but the higher yield is appropriate for the greater spread risk (or the price sensitivity to a change in credit spreads).

Conservative credit selection will continue to drive our selection process, and we monitor market conditions to determine the Fund’s floating-rate exposure. We intend to continue evaluating relative-value opportunities for the Fund in the upcoming period, but we do not expect significant changes to overall portfolio positioning.

Please see footnotes on page 5.

Fund expenses (unaudited)	Wells Fargo Short-Term High Yield Bond Fund	7

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2017 to August 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2017	Ending account value 8-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,011.37	$4.11	0.81%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	$4.13	0.81%
Class C
Actual	$1,000.00	$1,007.57	$7.89	1.56%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.34	$7.93	1.56%
Administrator Class
Actual	$1,000.00	$1,012.18	$3.30	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31	0.65%
Institutional Class
Actual	$1,000.00	$1,012.95	$2.54	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	$2.55	0.50%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

8	Wells Fargo Short-Term High Yield Bond Fund	Portfolio of investments—August 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Corporate Bonds and Notes: 58.71%

Consumer Discretionary: 20.28%

Auto Components: 1.45%
American Axle & Manufacturing Incorporated «	6.25%	3-15-2021	$13,000,000	$13,410,150
American Axle & Manufacturing Incorporated	7.75	11-15-2019	4,080,000	4,482,900
Cooper Tire & Rubber Company	8.00	12-15-2019	2,568,000	2,840,850

				20,733,900

Diversified Consumer Services: 1.55%
Service Corporation International	5.38	1-15-2022	13,800,000	14,179,500
TRI Pointe Group Incorporated	4.38	6-15-2019	7,847,000	8,003,940

				22,183,440

Hotels, Restaurants & Leisure: 2.75%
GLP Capital LP/GLP Financing II Incorporated	4.38	11-1-2018	3,370,000	3,420,550
GLP Capital LP/GLP Financing II Incorporated	4.88	11-1-2020	11,929,000	12,585,095
MGM Resorts International	5.25	3-31-2020	9,365,000	9,880,075
NCL Corporation Limited 144A	4.75	12-15-2021	12,906,000	13,373,843

				39,259,563

Household Durables: 3.11%
CalAtlantic Group Incorporated	6.63	5-1-2020	2,485,000	2,739,713
CalAtlantic Group Incorporated	8.38	5-15-2018	500,000	520,625
D.R. Horton Incorporated	3.63	2-15-2018	3,930,000	3,941,824
KB Home	4.75	5-15-2019	7,835,000	8,030,875
Lennar Corporation	4.13	12-1-2018	3,764,000	3,834,575
Lennar Corporation	4.50	6-15-2019	3,400,000	3,493,500
Lennar Corporation	4.50	11-15-2019	11,056,000	11,401,500
Lennar Corporation	4.75	12-15-2017	600,000	600,000
Pulte Group Incorporated	4.25	3-1-2021	4,470,000	4,643,883
Pulte Group Incorporated	7.63	10-15-2017	5,185,000	5,213,518

				44,420,013

Internet & Direct Marketing Retail: 0.22%
Netflix Incorporated	5.38	2-1-2021	2,955,000	3,165,544

Media: 7.30%
CSC Holdings LLC	7.63	7-15-2018	8,945,000	9,347,525
DISH DBS Corporation	4.25	4-1-2018	16,205,000	16,387,306
National CineMedia LLC	6.00	4-15-2022	14,525,000	14,561,313
Nexstar Broadcasting Group Incorporated 144A«	6.13	2-15-2022	10,345,000	10,784,663
Outfront Media Capital Corporation	5.25	2-15-2022	10,150,000	10,479,875
Scientific Games International Incorporated 144A	7.00	1-1-2022	6,790,000	7,248,325
Sinclair Television Group Incorporated	6.13	10-1-2022	13,200,000	13,629,000
Sirius XM Radio Incorporated 144A	3.88	8-1-2022	5,390,000	5,484,325
TEGNA Incorporated	5.13	10-15-2019	11,575,000	11,748,625
TEGNA Incorporated	5.13	7-15-2020	4,505,000	4,618,931

				104,289,888

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2017	Wells Fargo Short-Term High Yield Bond Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Multiline Retail: 0.53%
Dollar Tree Incorporated	5.25%	3-1-2020	$7,305,000	$7,510,453

Specialty Retail: 2.30%
Best Buy Company Incorporated	5.00	8-1-2018	8,880,000	9,131,304
L Brands Incorporated	6.63	4-1-2021	7,075,000	7,711,750
L Brands Incorporated	8.50	6-15-2019	2,700,000	2,963,250
Penske Auto Group Incorporated	3.75	8-15-2020	1,695,000	1,728,731
Penske Auto Group Incorporated	5.75	10-1-2022	10,920,000	11,247,600

				32,782,635

Textiles, Apparel & Luxury Goods: 1.07%
The William Carter Company	5.25	8-15-2021	14,890,000	15,262,250

Consumer Staples: 1.00%

Food Products: 1.00%
B&G Foods Incorporated	4.63	6-1-2021	14,070,000	14,351,400

Energy: 6.67%

Oil, Gas & Consumable Fuels: 6.67%
Andeavor Corporation	4.25	10-1-2017	4,000,000	4,003,536
Andeavor Logistics LP	5.50	10-15-2019	13,495,000	14,169,750
Andeavor Logistics LP	5.88	10-1-2020	3,615,000	3,673,744
DCP Midstream LLC 144A	5.35	3-15-2020	5,275,000	5,551,938
DCP Midstream Operating Company	2.70	4-1-2019	9,700,000	9,639,375
Kinder Morgan Finance Company LLC 144A	6.00	1-15-2018	9,000,000	9,128,670
Rockies Express Pipeline LLC 144A	5.63	4-15-2020	3,190,000	3,357,475
Rockies Express Pipeline LLC 144A	6.00	1-15-2019	17,620,000	18,214,675
Sabine Pass Liquefaction LLC	5.63	2-1-2021	19,170,000	20,753,922
Targa Resources Partners LP	4.13	11-15-2019	6,690,000	6,765,263

				95,258,348

Financials: 4.46%

Banks: 0.47%
CIT Group Incorporated	3.88	2-19-2019	5,036,000	5,149,310
CIT Group Incorporated 144A	5.50	2-15-2019	1,450,000	1,517,063

				6,666,373

Consumer Finance: 3.99%
Ally Financial Incorporated	3.75	11-18-2019	15,610,000	15,941,713
Ally Financial Incorporated	6.25	12-1-2017	2,850,000	2,878,500
Navient Corporation	4.63	9-25-2017	870,000	870,435
Navient Corporation	8.45	6-15-2018	12,440,000	13,046,450
OneMain Financial Group LLC 144A	7.25	12-15-2021	13,075,000	13,712,406
Toll Brothers Finance Corporation	4.00	12-31-2018	2,650,000	2,706,313
Toll Brothers Finance Corporation	8.91	10-15-2017	7,750,000	7,808,125

				56,963,942

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Short-Term High Yield Bond Fund	Portfolio of investments—August 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Health Care: 4.36%

Health Care Equipment & Supplies: 0.80%
Hologic Incorporated 144A	5.25%	7-15-2022	$10,760,000	$11,328,128

Health Care Providers & Services: 3.56%
Acadia Healthcare Company Incorporated	5.13	7-1-2022	4,502,000	4,659,570
DaVita HealthCare Partners Incorporated	5.75	8-15-2022	15,505,000	15,989,531
Fresenius Medical Care Holdings Incorporated 144A	5.63	7-31-2019	395,000	419,688
HCA Incorporated	3.75	3-15-2019	4,030,000	4,100,525
HCA Incorporated	6.50	2-15-2020	4,120,000	4,486,598
Lifepoint Hospitals Incorporated	5.50	12-1-2021	8,540,000	8,864,520
Select Medical Corporation	6.38	6-1-2021	4,855,000	5,005,311
Tenet Healthcare Corporation	6.00	10-1-2020	6,905,000	7,351,684

				50,877,427

Industrials: 7.60%

Aerospace & Defense: 3.14%
Alcoa Incorporated	6.15	8-15-2020	8,830,000	9,662,228
Huntington Ingalls Industries Incorporated 144A	5.00	12-15-2021	19,395,000	19,976,850
L-3 Communications Corporation	5.20	10-15-2019	14,300,000	15,245,085

				44,884,163

Airlines: 1.51%
American Airlines Group Incorporated	6.13	6-1-2018	10,000,000	10,287,500
United Continental Holdings Incorporated	6.38	6-1-2018	10,965,000	11,266,538

				21,554,038

Commercial Services & Supplies: 0.80%
Clean Harbors Incorporated	5.13	6-1-2021	11,195,000	11,390,913

Machinery: 1.02%
CNH Industrial Capital LLC	3.88	7-16-2018	9,355,000	9,460,244
Meritor Incorporated	6.75	6-15-2021	5,011,000	5,173,858

				14,634,102

Trading Companies & Distributors: 1.13%
Aircastle Limited	4.63	12-15-2018	13,060,000	13,435,475
International Lease Finance Corporation	6.25	5-15-2019	2,500,000	2,667,238

				16,102,713

Information Technology: 4.95%

Communications Equipment: 0.55%
ViaSat Incorporated	6.88	6-15-2020	7,690,000	7,848,606

Electronic Equipment, Instruments & Components: 1.54%
Dell International LLC/EMC Corporation 144A	3.48	6-1-2019	6,735,000	6,883,208
Sanmina Corporation 144A	4.38	6-1-2019	12,100,000	12,432,750
Zebra Technologies Corporation «	7.25	10-15-2022	2,607,000	2,763,420

				22,079,378

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2017	Wells Fargo Short-Term High Yield Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Internet Software & Services: 1.50%
IAC/InterActiveCorp	4.88%	11-30-2018	$13,854,000	$13,923,270
Match Group Incorporated	6.75	12-15-2022	7,265,000	7,501,113

				21,424,383

Technology Hardware, Storage & Peripherals: 1.36%
EMC Corporation	2.65	6-1-2020	11,850,000	11,688,718
NCR Corporation	4.63	2-15-2021	7,590,000	7,694,363

				19,383,081

Materials: 2.66%

Chemicals: 1.22%
CF Industries Incorporated	6.88	5-1-2018	13,670,000	14,080,100
Huntsman International LLC	4.88	11-15-2020	3,175,000	3,329,781

				17,409,881

Containers & Packaging: 0.50%
Ball Corporation	4.38	12-15-2020	990,000	1,034,550
Reynolds Group Holdings	5.75	10-15-2020	5,920,000	6,030,349

				7,064,899

Metals & Mining: 0.94%
Steel Dynamics Incorporated	6.38	8-15-2022	10,050,000	10,401,750
United States Steel Corporation 144A	8.38	7-1-2021	2,790,000	3,082,950

				13,484,700

Real Estate: 3.23%

Equity REITs: 2.63%
Equinix Incorporated	5.38	1-1-2022	14,195,000	14,869,263
Iron Mountain Incorporated 144A	6.00	10-1-2020	15,075,000	15,602,625
Sabra Health Care REIT Incorporated	5.50	2-1-2021	210,000	218,400
VEREIT Operating Partnership LP	3.00	2-6-2019	2,550,000	2,581,164
VEREIT Operating Partnership LP	4.13	6-1-2021	4,125,000	4,331,619

				37,603,071

Real Estate Management & Development: 0.60%
Taylor Morrison Communities Incorporated 144A	5.25	4-15-2021	8,285,000	8,478,041

Telecommunication Services: 3.50%

Diversified Telecommunication Services: 0.98%
Frontier Communications Corporation	8.13	10-1-2018	12,600,000	12,899,250
Hughes Satellite Systems Corporation	6.50	6-15-2019	1,100,000	1,178,375

				14,077,625

Wireless Telecommunication Services: 2.52%
Sprint Communications Incorporated 144A	9.00	11-15-2018	18,940,000	20,455,200
Sprint Spectrum LP 144A	3.36	3-20-2023	1,770,000	1,796,019

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Short-Term High Yield Bond Fund	Portfolio of investments—August 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Wireless Telecommunication Services (continued)
T-Mobile USA Incorporated	6.13%	1-15-2022	$9,020,000	$9,403,350
T-Mobile USA Incorporated	6.63	4-1-2023	4,095,000	4,315,106

				35,969,675

Total Corporate Bonds and Notes (Cost $837,564,720)				838,442,573

Loans: 29.52%

Consumer Discretionary: 3.59%

Auto Components: 0.54%
Allison Transmission Incorporated (1 Month LIBOR +2.00%) ±	3.24	9-23-2022	7,737,197	7,762,188

Household Products: 2.15%
Michaels Stores Incorporated (1 Month LIBOR +2.75%) ±	3.98	1-30-2023	18,373,807	18,333,569
The ServiceMaster Company LLC (1 Month LIBOR +2.50%) ±	3.74	11-8-2023	12,323,075	12,332,317

				30,665,886

Media: 0.73%
Altice US Finance I Corporation (1 Month LIBOR +2.25%) ±	3.48	7-28-2025	10,500,000	10,417,995

Specialty Retail: 0.17%
Sally Beauty Holdings Incorporated (1 Month LIBOR +2.50%) ±	3.75	7-5-2024	2,365,000	2,376,825

Consumer Staples: 2.18%

Food Products: 2.18%
Pinnacle Foods Incorporated (1 Month LIBOR +2.00%) ±	3.23	2-2-2024	13,188,725	13,216,817
Post Holdings Incorporated (1 Month LIBOR +2.25%) ±	3.49	5-24-2024	11,175,000	11,186,957
Prestige Brands Incorporated (1 Month LIBOR +2.75%) ±	3.99	1-26-2024	6,674,233	6,681,508

				31,085,282

Financials: 1.72%

Diversified Financial Services: 1.72%
Delos Finance SARL (2 Month LIBOR +2.00%) ±	3.30	9-6-2023	9,865,000	9,914,325
LPL Holdings Incorporated (3 Month LIBOR +2.50%) ±	3.82	3-11-2024	14,628,338	14,652,767

				24,567,092

Health Care: 3.87%

Health Care Providers & Services: 2.79%
Community Health Systems Incorporated (3 Month LIBOR +2.75%) ±	4.07	12-31-2019	1,679,993	1,675,020
Community Health Systems Incorporated (3 Month LIBOR +3.00%) ±	4.32	1-27-2021	3,102,076	3,085,077
HCA Incorporated (1 Month LIBOR +2.00%) ±	3.24	3-17-2023	12,169,500	12,203,696
Select Medical Corporation (3 Month LIBOR +3.50%) ±	4.81	3-1-2021	5,930,138	5,979,536
Surgery Center Holdings Incorporated (3 Month LIBOR +3.25%) ±<	0.00	6-6-2024	7,585,000	7,505,964
TeamHealth Incorporated (1 Month LIBOR +2.75%) ±	3.99	2-6-2024	9,476,250	9,345,952

				39,795,245

Health Care Technology: 0.41%
Change Healthcare Holdings Incorporated (1 Month LIBOR +2.75%) ±	3.99	3-1-2024	5,890,238	5,887,292

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2017	Wells Fargo Short-Term High Yield Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Pharmaceuticals: 0.67%
Endo Finance LLC (1 Month LIBOR +4.25%) ±	5.50%	4-29-2024	$9,525,000	$9,587,484

Industrials: 7.76%

Aerospace & Defense: 0.05%
TransDigm Incorporated (1 Month LIBOR +3.00%) ±	4.26	5-14-2022	757,782	758,555

Airlines: 1.33%
Delta Air Lines Incorporated (1 Month LIBOR +2.50%) ±	3.74	8-24-2022	10,935,225	10,998,977
United Airlines Incorporated (3 Month LIBOR +2.25%) ±	3.56	4-1-2024	7,910,175	7,942,290

				18,941,267

Chemicals: 0.40%
Ashland LLC (3 Month LIBOR +2.00%) ±	3.24	5-24-2024	5,745,000	5,759,363

Commercial Services & Supplies: 3.13%
Advanced Disposal Services Incorporated (3 Month LIBOR +2.75%) ±	3.94	11-10-2023	12,698,172	12,755,694
Aramark Services Incorporated (1 Month LIBOR +2.00%) ±	3.24	3-28-2024	7,830,375	7,849,951
Columbus McKinnon Corporation (3 Month LIBOR +3.00%) ±‡	4.30	1-31-2024	7,030,069	7,056,432
KAR Auction Services Incorporated (3 Month LIBOR +2.25%) ±	3.56	3-11-2021	13,412,666	13,458,806
Sensata Technologies BV (1 Month LIBOR +2.25%) ±	3.48	10-14-2021	3,592,926	3,610,388

				44,731,271

Communications Equipment: 2.85%
Charter Communications Operating LLC (1 Month LIBOR +2.00%) ±	3.24	1-3-2021	24,066,537	24,119,964
Virgin Media Bristol LLC (1 Month LIBOR +2.75%) ±	3.98	1-31-2025	16,465,000	16,496,942

				40,616,906

Information Technology: 3.75%

Communications Equipment: 0.53%
CommScope Incorporated (3 Month LIBOR +2.00%) ±	3.30	12-29-2022	7,575,000	7,600,225

Electronic Equipment, Instruments & Components: 0.90%
Dell Incorporated (1 Month LIBOR +2.50%) ±	3.74	9-7-2023	2,920,325	2,931,159
Zebra Technologies Corporation (3 Month LIBOR +2.00%) ±<	3.31	10-27-2021	9,893,845	9,880,785

				12,811,944

Internet Software & Services: 1.20%
Ancestry.com Incorporated (1 Month LIBOR +3.25%) ±	4.48	10-19-2023	7,365,600	7,397,861
Zayo Group LLC (1 Month LIBOR +2.25%) ±	3.48	1-19-2024	9,837,884	9,838,573

				17,236,434

IT Services: 0.90%
First Data Corporation (1 Month LIBOR +2.25%) ±	3.49	7-8-2022	12,826,685	12,810,651

Semiconductors & Semiconductor Equipment: 0.22%
Micron Technology Incorporated (3 Month LIBOR +2.50%) ±	3.80	4-26-2022	3,111,429	3,130,502

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Short-Term High Yield Bond Fund	Portfolio of investments—August 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Materials: 3.45%

Chemicals: 1.72%
Huntsman International LLC (1 Month LIBOR +3.00%) ±	4.24%	4-1-2023	$4,853,911	$4,873,618
Ineos US Finance LLC (2 Month LIBOR +2.75%) ±	4.01	3-31-2022	19,649,216	19,691,265

				24,564,883

Containers & Packaging: 1.73%
Berry Plastics Corporation (1 Month LIBOR +2.25%) ±	3.48	2-8-2020	14,441,351	14,450,449
Reynolds Group Holdings Incorporated (1 Month LIBOR +3.00%) ±	4.24	2-5-2023	10,335,246	10,340,207

				24,790,656

Real Estate: 1.11%

Equity REITs: 1.11%
MGM Growth Properties LLC (1 Month LIBOR +2.25%) ±	3.49	4-25-2023	15,814,355	15,840,765

Telecommunication Services: 2.09%

Diversified Telecommunication Services: 1.07%
Level 3 Financing Incorporated (1 Month LIBOR +2.25%) ±	3.49	2-22-2024	15,258,850	15,244,507

Wireless Telecommunication Services: 1.02%
SBA Communications Corporation (1 Month LIBOR +2.25%) ±	3.49	3-24-2021	14,550,000	14,570,079

Total Loans (Cost $422,439,852)				421,553,297

Non-Agency Mortgage-Backed Securities: 0.00%
Salomon Brothers Mortgage Securities VII Series 1994-5 Class B2 ±±	3.72	4-25-2024	31,317	27,506

Total Non-Agency Mortgage-Backed Securities (Cost $31,015)				27,506

Yankee Corporate Bonds and Notes: 6.11%

Consumer Discretionary: 1.09%

Automobiles: 0.94%
Jaguar Land Rover Automotive plc 144A	4.13	12-15-2018	13,235,000	13,433,525

Media: 0.15%
British Sky Broadcasting Group plc 144A	9.50	11-15-2018	2,000,000	2,172,789

Consumer Staples: 1.14%

Food & Staples Retailing: 1.14%
Tesco plc 144A	5.50	11-15-2017	16,180,000	16,294,344

Financials: 1.72%

Banks: 1.72%
Nielsen Holding and Finance BV 144A	5.50	10-1-2021	16,670,000	17,128,425
Royal Bank of Scotland Group plc	4.70	7-3-2018	7,240,000	7,383,188

				24,511,613

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2017	Wells Fargo Short-Term High Yield Bond Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Health Care: 1.03%

Pharmaceuticals: 1.03%
Mallinckrodt International Finance SA	3.50%	4-15-2018	$14,745,000	$14,781,863

Information Technology: 1.13%

Communications Equipment: 0.23%
Nokia Corporation	5.38	5-15-2019	3,094,000	3,265,098

Semiconductors & Semiconductor Equipment: 0.90%
NXP BV/NXP Funding LLC 144A	3.75	6-1-2018	10,740,000	10,854,908
NXP BV/NXP Funding LLC 144A	4.13	6-15-2020	1,900,000	1,985,500

				12,840,408

Total Yankee Corporate Bonds and Notes (Cost $87,106,916)				87,299,640

	Yield		Shares
Short-Term Investments: 6.64%

Investment Companies: 6.64%
Securities Lending Cash Investment LLC (l)(r)(u)	1.25		25,070,746	25,073,253
Wells Fargo Government Money Market Fund Select Class (l)(u)##	0.92		69,795,859	69,795,859

Total Short-Term Investments (Cost $94,868,599)				94,869,112

Total investments in securities (Cost $1,442,011,102)	100.98%	1,442,192,128
Other assets and liabilities, net	(0.98)	(13,944,815)

Total net assets	100.00%	$1,428,247,313

«	All or a portion of this security is on loan.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

<	All or a portion of the position represents an unfunded loan commitment.

‡	Security is valued using significant unobservable inputs.

±±	The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgage.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for unfunded loans.

Investments In Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period
Investment companies - 6.64%
Securities Lending Cash Investment LLC	0	91,126,443	66,055,697	25,070,746	$452	$513	$89,417	$25,073,253
Wells Fargo Government Money Market Fund Select Class	90,883,822	825,352,887	846,440,850	69,795,859	0	0	676,670	69,795,859

					$452	$513	$766,087	$94,869,112

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Short-Term High Yield Bond Fund	Statement of assets and liabilities—August 31, 2017

Assets
Investments in unaffiliated securities (including $24,652,229 of securities loaned), at value (cost $1,347,142,503)	$1,347,323,016
Investments in affiliated securities, at value (cost $94,868,599)	94,869,112
Receivable for investments sold	3,015,971
Principal paydown receivable	351
Receivable for Fund shares sold	8,043,642
Receivable for interest	14,040,078
Receivable for securities lending income	11,783
Prepaid expenses and other assets	68,883

Total assets	1,467,372,836

Liabilities
Dividends payable	535,448
Payable for investments purchased	8,113,413
Payable for Fund shares redeemed	4,515,278
Payable upon receipt of securities loaned	25,072,288
Management fee payable	454,449
Distribution fee payable	71,532
Administration fees payable	119,144
Accrued expenses and other liabilities	243,971

Total liabilities	39,125,523

Total net assets	$1,428,247,313

NET ASSETS CONSIST OF
Paid-in capital	$1,459,572,372
Undistributed net investment income	19
Accumulated net realized losses on investments	(31,506,104)
Net unrealized gains on investments	181,026

Total net assets	$1,428,247,313

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$172,151,486
Shares outstanding – Class A1	21,335,957
Net asset value per share – Class A	$8.07
Maximum offering price per share – Class A2	$8.32
Net assets – Class C	$111,268,447
Shares outstanding – Class C1	13,785,660
Net asset value per share – Class C	$8.07
Net assets – Administrator Class	$134,069,956
Shares outstanding – Administrator Class[1]	16,617,166
Net asset value per share – Administrator Class	$8.07
Net assets – Institutional Class	$1,010,757,424
Shares outstanding – Institutional Class[1]	125,433,528
Net asset value per share – Institutional Class	$8.06

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/97 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended August 31, 2017	Wells Fargo Short-Term High Yield Bond Fund	17

Investment income
Interest	$52,632,715
Income from affiliated securities	676,670
Securities lending income, net	89,417

Total investment income	53,398,802

Expenses
Management fee	6,926,162
Administration fees
Class A	373,563
Class C	190,170
Administrator Class	199,561
Institutional Class	723,136
Shareholder servicing fees
Class A	583,692
Class C	297,141
Administrator Class	497,488
Distribution fee
Class C	891,422
Custody and accounting fees	99,318
Professional fees	51,589
Registration fees	137,160
Shareholder report expenses	113,851
Trustees’ fees and expenses	22,816
Other fees and expenses	25,023

Total expenses	11,132,092
Less: Fee waivers and/or expense reimbursements	(1,570,028)

Net expenses	9,562,064

Net investment income	43,836,738

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	802,194
Affiliated securities	452

Net realized gains on investments	802,646

Net change in unrealized gains (losses) on:
Unaffiliated securities	(6,629,644)
Affiiliated securities	513

Net change in unrealized gains (losses) on investments	(6,629,131)

Net realized and unrealized gains (losses) on investments	(5,826,485)

Net increase in net assets resulting from operations	$38,010,253

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Short-Term High Yield Bond Fund	Statement of changes in net assets

	Year ended August 31, 2017		Year ended August 31, 2016

Operations
Net investment income		$43,836,738		$42,937,852
Net realized gains (losses) on investments		802,646		(15,355,685)
Net change in unrealized gains (losses) on investments		(6,629,131)		20,384,912

Net increase in net assets resulting from operations		38,010,253		47,967,079

Distributions to shareholders from
Net investment income
Class A		(6,731,705)		(8,671,720)
Class C		(2,509,379)		(2,670,512)
Administrator Class		(6,042,398)		(9,693,844)
Institutional Class		(28,553,188)		(21,177,651)
Investor Class		N/A		(724,174)[1]

Total distributions to shareholders		(43,836,670)		(42,937,901)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	8,218,727	66,450,237	29,782,797	239,664,970
Class C	2,295,200	18,559,388	3,228,611	25,941,374
Administrator Class	10,857,614	87,797,670	17,974,334	144,308,927
Institutional Class	70,215,763	566,574,238	49,823,749	399,898,207
Investor Class	N/A	N/A	1,234,213 [1]	9,927,721 [1]

		739,381,533		819,741,199

Reinvestment of distributions
Class A	809,709	6,545,416	1,049,105	8,425,842
Class C	300,002	2,425,528	318,867	2,561,386
Administrator Class	692,079	5,593,836	1,084,133	8,703,328
Institutional Class	2,812,373	22,702,333	1,879,639	15,083,611
Investor Class	N/A	N/A	50,179 [1]	401,935 [1]

		37,267,113		35,176,102

Payment for shares redeemed
Class A	(24,321,739)	(196,820,631)	(19,461,309)	(156,026,488)
Class C	(4,080,018)	(32,986,378)	(3,581,650)	(28,747,006)
Administrator Class	(28,866,091)	(232,943,723)	(25,895,695)	(208,049,507)
Institutional Class	(38,479,828)	(310,549,066)	(36,367,228)	(291,283,147)
Investor Class	N/A	N/A	(22,108,935)[1]	(178,209,033)[1]

		(773,299,798)		(862,315,181)

Net increase (decrease) in net assets resulting from capital share transactions		3,348,848		(7,397,880)

Total decrease in net assets		(2,477,569)		(2,368,702)

Net assets
Beginning of period		1,430,724,882		1,433,093,584

End of period		$1,428,247,313		$1,430,724,882

Undistributed (overdistributed) net investment income		$19		$(49)

[1]	For the period from September 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Short-Term High Yield Bond Fund	19

(For a share outstanding throughout each period)

	Year ended August 31
CLASS A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$8.10	$8.07	$8.20	$8.21	$8.26
Net investment income	0.23	0.24	0.25	0.27	0.31
Net realized and unrealized gains (losses) on investments	(0.03)	0.03	(0.13)	0.01	(0.05)

Total from investment operations	0.20	0.27	0.12	0.28	0.26
Distributions to shareholders from
Net investment income	(0.23)	(0.24)	(0.25)	(0.27)	(0.31)
Net realized gains	0.00	0.00	0.00	(0.02)	(0.00)[1]

Total distributions to shareholders	(0.23)	(0.24)	(0.25)	(0.29)	(0.31)
Net asset value, end of period	$8.07	$8.10	$8.07	$8.20	$8.21
Total return[2]	2.51%	3.37%	1.46%	3.40%	3.17%
Ratios to average net assets (annualized)
Gross expenses	0.92%	0.92%	0.92%	0.91%	0.94%
Net expenses	0.81%	0.81%	0.81%	0.81%	0.81%
Net investment income	2.88%	2.95%	3.11%	3.27%	3.73%
Supplemental data
Portfolio turnover rate	35%	32%	40%	28%	33%
Net assets, end of period (000s omitted)	$172,151	$296,817	$203,856	$276,436	$285,726

[1]	Amount is less than $0.005.

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Short-Term High Yield Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS C	2017	2016	2015	2014	2013
Net asset value, beginning of period	$8.10	$8.07	$8.20	$8.21	$8.26
Net investment income	0.17	0.18	0.19	0.21	0.25
Net realized and unrealized gains (losses) on investments	(0.03)	0.03	(0.13)	0.01	(0.06)

Total from investment operations	0.14	0.21	0.06	0.22	0.19
Distributions to shareholders from
Net investment income	(0.17)	(0.18)	(0.19)	(0.21)	(0.24)
Net realized gains	0.00	0.00	0.00	(0.02)	(0.00)[1]

Total distributions to shareholders	(0.17)	(0.18)	(0.19)	(0.23)	(0.24)
Net asset value, end of period	$8.07	$8.10	$8.07	$8.20	$8.21
Total return[2]	1.75%	2.60%	0.70%	2.62%	2.40%
Ratios to average net assets (annualized)
Gross expenses	1.67%	1.67%	1.67%	1.66%	1.69%
Net expenses	1.56%	1.56%	1.56%	1.56%	1.56%
Net investment income	2.11%	2.20%	2.36%	2.52%	2.98%
Supplemental data
Portfolio turnover rate	35%	32%	40%	28%	33%
Net assets, end of period (000s omitted)	$111,268	$123,745	$123,521	$143,444	$133,379

[1]	Amount is less than $0.005.

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Short-Term High Yield Bond Fund	21

(For a share outstanding throughout each period)

	Year ended August 31
ADMINISTRATOR CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$8.10	$8.07	$8.20	$8.20	$8.26
Net investment income	0.24	0.25	0.26	0.28	0.32
Net realized and unrealized gains (losses) on investments	(0.03)	0.03	(0.13)	0.02	(0.06)

Total from investment operations	0.21	0.28	0.13	0.30	0.26
Distributions to shareholders from
Net investment income	(0.24)	(0.25)	(0.26)	(0.28)	(0.32)
Net realized gains	0.00	0.00	0.00	(0.02)	(0.00)[1]

Total distributions to shareholders	(0.24)	(0.25)	(0.26)	(0.30)	(0.32)
Net asset value, end of period	$8.07	$8.10	$8.07	$8.20	$8.20
Total return	2.68%	3.54%	1.62%	3.69%	3.21%
Ratios to average net assets (annualized)
Gross expenses	0.86%	0.86%	0.85%	0.84%	0.87%
Net expenses	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income	3.03%	3.11%	3.28%	3.44%	3.89%
Supplemental data
Portfolio turnover rate	35%	32%	40%	28%	33%
Net assets, end of period (000s omitted)	$134,070	$274,878	$328,934	$509,059	$550,981

[1]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Short-Term High Yield Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
INSTITUTIONAL CLASS	2017	2016	2015	2014	2013[1]
Net asset value, beginning of period	$8.09	$8.06	$8.18	$8.19	$8.28
Net investment income	0.25	0.26	0.28	0.29	0.25
Net realized and unrealized gains (losses) on investments	(0.02)	0.03	(0.13)	0.01	(0.09)

Total from investment operations	0.23	0.29	0.15	0.30	0.16
Distributions to shareholders from
Net investment income	(0.26)	(0.26)	(0.27)	(0.29)	(0.25)
Net realized gains	0.00	0.00	0.00	(0.02)	(0.00)[2]

Total distributions to shareholders	(0.26)	(0.26)	(0.27)	(0.31)	(0.25)
Net asset value, end of period	$8.06	$8.09	$8.06	$8.18	$8.19
Total return[3]	2.83%	3.69%	1.90%	3.72%	1.92%
Ratios to average net assets (annualized)
Gross expenses	0.59%	0.59%	0.59%	0.58%	0.60%
Net expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	3.16%	3.26%	3.40%	3.58%	4.05%
Supplemental data
Portfolio turnover rate	35%	32%	40%	28%	33%
Net assets, end of period (000s omitted)	$1,010,757	$735,285	$608,704	$540,824	$211,642

[1]	For the period from November 30, 2012 (commencement of class operations) to August 31, 2013

[2]	Amount is less than $0.005.

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Short-Term High Yield Bond Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Short-Term High Yield Bond Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund. Information for Investor Class shares reflected in the financial statements represents activity through October 23, 2015.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy

24	Wells Fargo Short-Term High Yield Bond Fund	Notes to financial statements

by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in securities lending income (net of fees and rebates) on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the

Notes to financial statements	Wells Fargo Short-Term High Yield Bond Fund	25

Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of August 31, 2017, the aggregate cost of all investments for federal income tax purposes was $1,442,025,171 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$4,656,378
Gross unrealized losses	(4,489,421)
Net unrealized gains	$166,957

As of August 31, 2017, the Fund had capital loss carryforwards available to offset future net realized capital gains which consist of $8,436,157 in short-term capital losses and $22,303,148 in long-term capital losses.

As of August 31, 2017, the Fund had current year deferred post-October capital losses consisting of $752,729 in short-term losses which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Corporate bonds and notes	$0	$838,442,573	$0	$838,442,573

Loans	0	414,496,865	7,056,432	421,553,297

Non-agency mortgage-backed securities	0	27,506	0	27,506

Yankee corporate bonds and notes	0	87,299,640	0	87,299,640

Short-term investments
Investment companies	69,795,859	0	0	69,795,859
Investments measured at net asset value*				25,073,253
Total assets	$69,795,859	$1,340,266,584	$7,056,432	$1,442,192,128

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $25,073,253 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

26	Wells Fargo Short-Term High Yield Bond Fund	Notes to financial statements

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At August 31, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.50% and declining to 0.38% as the average daily net assets of the Fund increase. For the year ended August 31, 2017, the management fee was equivalent to an annual rate of 0.48% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through December 31, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.81% for Class A shares, 1.56% for Class C shares, 0.65% for Administrator Class shares, and 0.50% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended August 31, 2017, State Street Bank and Trust Company (“State Street”), the Fund’s custodian, reimbursed the Fund $1,351 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in interest income on the Statement of Operations. In addition, Funds Management was also reimbursed $3,078 by State Street for waivers/reimbursements it made to the Fund to limit Fund expenses during the period the Fund was erroneously billed.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2017, Funds Distributor received $7,915 from the sale of Class A shares and $1,106 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended August 31, 2017.

Notes to financial statements	Wells Fargo Short-Term High Yield Bond Fund	27

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $16,483,769 in interfund purchases during the year ended August 31, 2017.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended August 31, 2017 were $974,893,274 and $472,182,194, respectively.

As of August 31, 2017, the Fund had unfunded term loan commitments of $8,113,413.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended August 31, 2017, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $43,836,670 and $42,937,901 of ordinary income for the years ended August 31, 2017 and August 31, 2016, respectively.

As of August 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Post-October capital losses deferred	Capital loss carryforward
$535,466	$166,957	$(752,729)	$(30,739,305)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

28	Wells Fargo Short-Term High Yield Bond Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Short-Term High Yield Bond Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with custodians and brokers, or by other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Short-Term High Yield Bond Fund as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 26, 2017

Other information (unaudited)	Wells Fargo Short-Term High Yield Bond Fund	29

TAX INFORMATION

For the fiscal year ended August 31, 2017, $28,076,335 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Short-Term High Yield Bond Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Short-Term High Yield Bond Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996: Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Advisory Board Members

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Advisory Board Member, since 2017	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	None
Pamela Wheelock (Born 1959)	Advisory Board Member, since 2017	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	None

32	Wells Fargo Short-Term High Yield Bond Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 76 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

Other information (unaudited)	Wells Fargo Short-Term High Yield Bond Fund	33

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Short-Term High Yield Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2016. The Board considered these results in comparison to the performance of funds in a universe that was determined by

34	Wells Fargo Short-Term High Yield Bond Fund	Other information (unaudited)

Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was lower than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was lower than its benchmark, the BofAML High Yield U.S. Corp Cash Pay BB 1-5 Yrs, for all periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Other information (unaudited)	Wells Fargo Short-Term High Yield Bond Fund	35

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

36	Wells Fargo Short-Term High Yield Bond Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Distributor nor Wells Fargo Funds Management holds fund shareholder accounts or assets. This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

305821 10-17 A222/AR222 08-17

Annual Report

August 31, 2017

Wells Fargo Ultra Short-Term Income Fund

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The views expressed and any forward-looking statements are as of August 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Ultra Short-Term Income Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Favorable economic news supported stocks, and interest rates moved higher.

Hiring remained strong, and business and consumer sentiment improved.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Ultra Short-Term Income Fund for the 12-month period that ended August 31, 2017. Despite heightened market volatility at times, in general, global stocks delivered double-digit results and bond markets had smaller, but positive, results as well. U.S. and international stocks returned 16.23% and 18.88%, for the 12-month period, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net),2 respectively; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 0.49% and the Bloomberg Barclays Municipal Bond Index4 returned 0.26% as interest rates rose from low levels.

Election results and central banks’ policies commanded investor attention as 2016 closed.

During September and the fourth quarter of 2016, investors appeared intent on the prospective outcomes of elections in the U.S. and central-bank actions globally. Following Donald Trump’s election victory, U.S. stocks rallied. Investors appeared optimistic that the new administration would pursue progrowth policies. Favorable economic news supported stocks, and interest rates moved higher. At their mid-December meeting, U.S. Federal Reserve (Fed) officials raised the target interest rate by a quarter percentage point to a range from 0.50% to 0.75%. The fourth quarter also saw the implementation of the U.S. Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as the possibility of liquidity fees and redemption gates. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1.00 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

Equity and bond markets gained during the first quarter of 2017 on positive economic data.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to a range from 0.75% to 1.00%. With the Fed’s target interest rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	The Chicago Board Options Exchange Market Volatility Index (CBOE VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Ultra Short-Term Income Fund	3

strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets because they benefited from both global economic growth and recent weakening in the U.S. dollar. Stocks in Asia, Europe, and Latin America also outperformed the U.S. market during the quarter.

Steady advancement in many markets marked the first eight months of 2017.

During the second quarter, most equity markets in the U.S. and abroad advanced. Steady, albeit modest, economic growth both in the U.S. and abroad and generally favorable corporate earnings announcements after the second quarter supported higher valuations. Within the economy, U.S. inflation trended lower despite the unemployment rate continuing to decline. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, in June, the Fed raised the target interest rate by a quarter percentage point to a range from 1.00% to 1.25%. In addition, the Fed indicated that it would begin to sell bonds accumulated on its balance sheet during quantitative easing programs conducted since 2008, likely beginning later this year. Early in July and again in August, volatility expectations increased and then receded, as measured by the CBOE VIX,5 amid geopolitical tensions (particularly in Asia) and declining investor optimism about President Trump’s potential to move forward with his agenda for tax and regulatory reforms.

Economic momentum increased in Europe; the European Central Bank held its rates steady at low levels and continued its quantitative easing bond-buying program, which is intended to spark economic activity. In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Ultra Short-Term Income Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income consistent with capital preservation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Christopher Y. Kauffman, CFA®

Jay N. Mueller, CFA®

Thomas M. Price, CFA®

Noah M. Wise, CFA®

Average annual total returns (%) as of August 31, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SADAX)	8-31-1999	(1.05)	0.28	0.96	0.97	0.69	1.17	0.80	0.71
Class C (WUSTX)	7-18-2008	(0.78)	(0.07)	0.41	0.22	(0.07)	0.41	1.55	1.46
Administrator Class (WUSDX)	4-8-2005	–	–	–	1.12	0.84	1.32	0.74	0.56
Institutional Class (SADIX)	8-31-1999	–	–	–	1.33	1.04	1.53	0.47	0.36
Bloomberg Barclays Short-Term U.S. Government/Credit Bond Index[4]	–	–	–	–	0.87	0.45	1.05	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as credit risk (for example, risk of issuer default), below-investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield securities risk and mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Ultra Short-Term Income Fund	5

Growth of $10,000 investment as of August 31, 2017[5]

[1]	Effective June 20, 2008, Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Historical performance shown for Class A shares through June 19, 2008, includes Advisor Class expenses. Historical performance shown for Class C shares prior to their inception reflects the performance of the former Investor Class shares, adjusted to include the higher expenses applicable to Class C shares.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The manager has contractually committed through December 31, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 0.70% for Class A, 1.45% for Class C, 0.55% for Administrator Class, and 0.35% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The Bloomberg Barclays Short-Term U.S. Government/Credit Bond Index contains securities that have fallen out of the Bloomberg Barclays U.S. Government/Credit Bond Index because of the standard minimum one-year-to-maturity constraint. Securities in the Bloomberg Barclays Short-Term U.S. Government/Credit Bond Index must have a maturity from 1 up to (but not including) 12 months. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the performance of the Bloomberg Barclays Short-Term U.S. Government/Credit Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	The Bloomberg Barclays Corporate Bond Index is an unmanaged market-value-weighted index of investment-grade corporate fixed-rate debt issues with maturities of one year or more. You cannot invest directly in an index.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Ultra Short-Term Income Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund (Class A, excluding sales charges) outperformed its benchmark, the Bloomberg Barclays Short-Term U.S. Government/Credit Bond Index, for the 12-month period that ended August 31, 2017.

∎	The Fund’s performance was driven by overweights to corporate debt and structured products, both of which generated superior returns compared with similar-duration Treasuries.

∎	Defensive cash holdings detracted from performance.

Ten largest holdings (%) as of August 31, 2017[6]
Iowa Finance Authority Midwestern Disaster Area Project, 1.07%, 4-1-2022	1.06
Citibank Credit Card Issuance Trust Series 2017-A2 Class A2, 1.74%, 1-19-2021	0.88
Hyundai Auto Lease Securitization Trust Series 2017-B Class A2A, 1.69%, 12-16-2019	0.84
Baptist Memorial Health Care Corporation, 1.60%, 9-5-2017	0.81
Pennsylvania Housing Finance Agency Series 123C, 1.75%, 10-1-2038	0.80
Avis Budget Rental Car Funding LLC Series 2013-1A Class A, 1.92%, 9-20-2019	0.80
Deutsche Telekom International Finance BV, 2.23%, 1-17-2020	0.73
General Motors Financial Company, 2.40%, 4-10-2018	0.73
CCG Receivables Trust Series 2015-1 Class A3, 1.92%, 1-17-2023	0.73
KLA-Tencor Corporation, 2.38%, 11-1-2017	0.73

Moderate economic growth persisted and policy normalization continued.

Over the past four quarters, U.S. gross domestic product (GDP) grew by 2.2% in real terms, which was very close to the post–financial crisis average. Consumer spending was a significant source of strength, rising 2.6% for the 12 months that ended June 30, 2017. Business investment was a net contributor to growth, although it failed to keep pace with the consumer sector. International trade was a net detractor from GDP growth, while inventories and government spending were largely neutral factors.

The labor market generally was healthy over the past 12 months. Nonfarm payrolls expanded by an average of 175,000 jobs per month over the period, while the unemployment rate declined to 4.4% from 4.9% a year earlier. Also encouraging was a 0.4% rise in the employment/population ratio since August 2016, reflecting both the fall in unemployment and a modest increase in the labor force participation rate. Wage gains of about 2.5% over the past 12 months were sufficient to support consumption growth without sparking fears of rising inflation. The Consumer Price Index rose 1.7% over the past year, held in check by relatively stable energy prices.

The U.S. Federal Reserve’s rate-setting committee, the Federal Open Market Committee (FOMC), raised the federal funds rate three times over the past 12 months by a total of 0.75%. The FOMC’s most recent move on June 14, 2017, was supported by a statement citing a labor market that had “continued to strengthen.” Economic activity was characterized as “rising moderately,” while an inflation rate somewhat below target was expected to “stabilize around the FOMC’s 2% objective over the medium term.”

In line with the FOMC’s policy moves, interest rates had an upward bias over the past 12 months, particularly in shorter-term-maturity instruments. Yields in the one-month to one-year maturity range rose by a little over 60 basis points (bps; 100 bps equal 1.00%), while intermediate- and long-term bond yields were about 50 bps higher. Credit spreads widened slightly prior to the November 2016 election but narrowed thereafter, ending the period about 25 bps tighter than where they began, as measured by the Bloomberg Barclays Corporate Bond Index7.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Ultra Short-Term Income Fund	7

Portfolio allocation as of August 31, 2017[8]

The Fund maintained an overweight to corporate credit and securitized debt.

The Fund continued to overweight short-term corporate bonds as well as securitized debt while underweighting U.S. Treasuries and agency debentures. A little over half of the Fund’s assets were invested in corporate debt, which benefited from a positive credit environment. The other primary sector commitment was to securitized debt: mortgage-backed securities, asset-backed securities, and collateralized mortgage obligations. These spread sectors benefited the Fund due to their yield advantage. We maintained the Fund’s duration at slightly under half a year during the reporting period because we expected short-term interest rates would rise. In addition, we maintained substantial liquidity in the Fund.

We expect moderate economic growth to continue.

We expect macroeconomic trends to remain relatively consistent in the coming quarters. Real GDP growth in the area of 2% is likely to persist, barring some external shock or a major fiscal policy shift. The latter remains a possibility as both the U.S. administration and congressional leadership have targeted tax reform as a high priority. However, the failure to pass a health care bill earlier this year suggests that a material change to the U.S. tax code will be quite difficult to accomplish.

Please see footnotes on page 5.

8	Wells Fargo Ultra Short-Term Income Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2017 to August 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3-1-2017	Ending account value 8-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,005.54	$3.54	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57	0.70%
Class C
Actual	$1,000.00	$1,001.75	$7.32	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.37	1.45%
Administrator Class
Actual	$1,000.00	$1,006.30	$2.78	0.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	$2.80	0.55%
Institutional Class
Actual	$1,000.00	$1,007.31	$1.77	0.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.44	$1.79	0.35%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—August 31, 2017	Wells Fargo Ultra Short-Term Income Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 11.43%
FDIC Series 2013-R1 Class A 144A	1.15%	3-25-2033	$1,722,556	$1,710,684
FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	2.91	4-1-2038	1,071,468	1,126,274
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.01	4-1-2032	102,259	107,146
FHLMC (1 Year Treasury Constant Maturity +2.19%) ±	3.01	5-1-2035	522,064	548,225
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.02	9-1-2038	2,204,460	2,328,074
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	3.08	10-1-2038	1,260,010	1,328,276
FHLMC (1 Year Treasury Constant Maturity +2.33%) ±	3.08	1-1-2029	42,361	42,549
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	3.10	3-1-2035	987,271	1,040,744
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.25	6-1-2032	5,028	5,263
FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	3.29	11-1-2035	3,756,996	3,959,548
FHLMC (1 Year Treasury Constant Maturity +2.40%) ±	3.35	7-1-2029	2,516	2,607
FHLMC (12 Month LIBOR +1.94%) ±	3.69	10-1-2031	68,061	68,616
FHLMC	4.50	2-1-2020	613,323	631,415
FHLMC	4.50	8-1-2020	336,423	344,933
FHLMC	4.50	1-1-2022	277,681	284,181
FHLMC	4.50	6-1-2024	1,673,715	1,774,888
FHLMC	4.50	9-1-2026	2,841,701	3,010,395
FHLMC	5.00	12-1-2019	768,405	793,735
FHLMC	5.50	8-1-2018	78,882	79,502
FHLMC	5.50	12-1-2022	775,596	827,547
FHLMC	5.50	12-1-2023	813,581	868,022
FHLMC	6.00	10-1-2021	1,128,349	1,192,572
FHLMC	6.00	10-1-2021	1,253,501	1,323,526
FHLMC	6.00	1-1-2024	845,363	898,260
FHLMC	7.00	6-1-2031	320,656	359,436
FHLMC	9.00	8-1-2018	16	16
FHLMC	9.00	10-1-2019	11,944	12,454
FHLMC	9.50	9-1-2020	41,068	42,912
FHLMC	9.50	12-1-2022	32,649	34,503
FHLMC	10.00	11-17-2021	10,739	10,806
FHLMC	10.50	5-1-2020	38,386	40,751
FHLMC Series 2530 Class BH	5.00	11-15-2017	47,607	47,693
FHLMC Series 2611 Class HD	5.00	5-15-2023	915,808	973,648
FHLMC Series 2617 Class GR	4.50	5-15-2018	49,923	50,211
FHLMC Series 2704 Class BH	4.50	11-15-2023	616,950	647,211
FHLMC Series 2707 Class QE	4.50	11-15-2018	178,847	180,761
FHLMC Series 2843 Class BC	5.00	8-15-2019	237,140	240,761
FHLMC Series 2849 Class B	5.00	8-15-2019	392,925	399,188
FHLMC Series 2855 Class WN	4.00	9-15-2019	74,234	75,101
FHLMC Series 2864 Class NB	5.50	7-15-2033	355,427	360,021
FHLMC Series 2881 Class AE	5.00	8-15-2034	338,332	353,890
FHLMC Series 2896 Class CB	4.50	11-15-2019	319,812	323,622
FHLMC Series 2953 Class LD	5.00	12-15-2034	266,233	275,186
FHLMC Series 3166 Class AC	5.00	6-15-2021	4,009,013	4,127,081
FHLMC Series 3266 Class D	5.00	1-15-2022	629,748	636,978
FHLMC Series 3346 Class FA (1 Month LIBOR +0.23%) ±	1.46	2-15-2019	1,739,997	1,739,862
FHLMC Series 3574 Class EA	3.00	9-15-2021	18,277	18,283
FHLMC Series 3609 Class LA	4.00	12-15-2024	199,481	202,077
FHLMC Series 3619 Class EB	3.50	5-15-2024	69,399	69,735
FHLMC Series 3772 Class HC	3.00	10-15-2018	175,071	175,863

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Ultra Short-Term Income Fund	Portfolio of investments—August 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FHLMC Series 3780 Class GX	3.50%	9-15-2028	$769,395	$774,047
FHLMC Series 3784 Class DA	4.00	7-15-2025	56,874	57,181
FHLMC Series 3821 Class LA	3.50	4-15-2025	350,932	355,669
FHLMC Series 3834 Class EA	3.50	6-15-2029	394,463	404,075
FHLMC Series 3842 Class CJ	2.00	9-15-2018	60,635	60,631
FHLMC Series 3871 Class YV	3.50	7-15-2024	575,487	577,986
FHLMC Series 3888 Class NA	2.25	1-15-2040	2,583,908	2,589,418
FHLMC Series 3898 Class NE	4.00	7-15-2040	369,095	373,915
FHLMC Series 4172 Class PB	1.50	7-15-2040	471,212	466,152
FHLMC Series 4318 Class LC	2.00	6-15-2038	845,473	843,564
FHLMC Series 4348 Class MH	3.00	6-15-2039	3,123,510	3,188,001
FHLMC Series K003 Class AAB	4.77	5-25-2018	283,620	286,213
FHLMC Series K005 Class A2	4.32	11-25-2019	500,000	525,066
FHLMC Series KJ13 Class A1	2.06	9-25-2021	2,892,915	2,910,364
FHLMC Series T-42 Class A6	9.50	2-25-2042	704,220	874,719
FNMA	1.77	9-1-2019	1,102,283	1,103,248
FNMA	2.00	4-1-2023	5,440,413	5,494,941
FNMA	2.48	7-1-2020	3,440,439	3,462,907
FNMA (1 Year Treasury Constant Maturity +2.02%) ±	2.64	12-1-2034	691,536	721,926
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	2.70	11-1-2031	65,722	68,836
FNMA (6 Month LIBOR +1.39%) ±	2.77	10-1-2031	129,543	132,947
FNMA (1 Year Treasury Constant Maturity +2.28%) ±	2.83	11-1-2032	1,010,933	1,068,578
FNMA (1 Year Treasury Constant Maturity +1.86%) ±	2.86	1-1-2023	10,428	10,425
FNMA (1 Year Treasury Constant Maturity +2.13%) ±	2.86	5-1-2032	12,610	13,213
FNMA (6 Month LIBOR +1.49%) ±	2.87	9-1-2037	536,436	553,404
FNMA (1 Year Treasury Constant Maturity +2.28%) ±	2.95	12-1-2040	233,623	246,370
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	2.96	2-1-2035	1,407,225	1,482,943
FNMA (1 Year Treasury Constant Maturity +2.25%) ±	2.96	11-1-2033	2,686,254	2,831,233
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	2.96	4-1-2038	2,627,728	2,767,912
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	2.99	7-1-2038	2,009,480	2,115,268
FNMA	3.01	12-1-2017	1,051,986	1,051,271
FNMA (1 Year Treasury Constant Maturity +2.25%) ±	3.01	8-1-2036	3,149,206	3,321,957
FNMA (12 Month Treasury Average +2.26%) ±	3.02	8-1-2045	926,442	983,291
FNMA (12 Month Treasury Average +2.29%) ±	3.07	5-1-2036	1,105,190	1,172,464
FNMA (1 Year Treasury Constant Maturity +2.36%) ±	3.11	11-1-2034	1,383,317	1,466,573
FNMA (1 Year Treasury Constant Maturity +2.27%) ±	3.11	2-1-2033	391,476	411,053
FNMA (1 Year Treasury Constant Maturity +2.29%) ±	3.12	5-1-2036	1,064,049	1,124,925
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	3.17	6-1-2032	121,287	126,657
FNMA	3.18	12-1-2017	4,181,836	4,181,982
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	3.22	6-1-2034	1,096,823	1,150,694
FNMA (12 Month LIBOR +1.82%) ±	3.49	9-1-2040	3,491,118	3,666,588
FNMA	4.00	3-1-2025	1,541,090	1,614,759
FNMA	4.00	11-1-2025	6,826,465	7,151,655
FNMA (6 Month LIBOR +2.99%) ±	4.45	7-1-2033	59,340	60,142
FNMA	4.50	6-1-2019	66,435	68,002
FNMA	4.50	1-1-2027	3,123,328	3,291,994
FNMA (6 Month LIBOR +2.86%) ±	4.88	4-1-2033	1,440	1,497
FNMA	5.00	5-1-2022	876,613	918,215
FNMA	5.00	6-1-2024	3,360,093	3,560,840
FNMA	5.23	7-1-2018	717,434	716,599

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2017	Wells Fargo Ultra Short-Term Income Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA	5.29%	6-1-2018	$101,862	$103,684
FNMA	6.00	4-1-2021	224,221	233,126
FNMA	6.00	1-1-2023	1,985,793	2,136,701
FNMA	6.50	8-1-2031	431,741	499,661
FNMA	8.33	7-15-2020	11,564	12,071
FNMA	9.00	2-15-2020	42,229	44,717
FNMA	9.00	10-15-2021	19,924	21,208
FNMA	9.00	6-1-2024	29,824	30,710
FNMA	9.50	12-1-2020	30,719	32,435
FNMA	9.50	3-1-2021	765	770
FNMA	10.00	3-20-2018	651	656
FNMA	10.25	9-1-2021	16,100	16,269
FNMA	10.50	8-1-2020	1,591	1,615
FNMA	10.50	4-1-2022	2,825	2,846
FNMA Series 1988-9 Class Z	9.45	4-25-2018	144	144
FNMA Series 1989-30 Class Z	9.50	6-25-2019	17,900	18,675
FNMA Series 1989-49 Class E	9.30	8-25-2019	1,301	1,336
FNMA Series 1990-111 Class Z	8.75	9-25-2020	5,701	6,110
FNMA Series 1990-119 Class J	9.00	10-25-2020	25,538	27,561
FNMA Series 1990-124 Class Z	9.00	10-25-2020	10,696	11,507
FNMA Series 1990-21 Class Z	9.00	3-25-2020	49,647	52,912
FNMA Series 1990-27 Class Z	9.00	3-25-2020	25,698	27,314
FNMA Series 1990-30 Class D	9.75	3-25-2020	7,560	8,092
FNMA Series 1990-77 Class D	9.00	6-25-2020	19,076	20,407
FNMA Series 1991-132 Class Z	8.00	10-25-2021	50,814	55,184
FNMA Series 1992-71 Class X	8.25	5-25-2022	34,702	38,545
FNMA Series 2000-T6 Class A2	9.50	11-25-2040	408,109	478,282
FNMA Series 2001-T10 Class A3	9.50	12-25-2041	752,607	852,409
FNMA Series 2001-T12 Class A3	9.50	8-25-2041	645,544	800,235
FNMA Series 2002-T1 Class A4	9.50	11-25-2031	803,756	959,452
FNMA Series 2002-W04 Class A6 ±±	3.76	5-25-2042	817,590	857,074
FNMA Series 2003-125 Class AY	4.00	12-25-2018	332,809	335,412
FNMA Series 2003-129 Class AP	4.00	1-25-2019	764	766
FNMA Series 2003-15 Class CN	5.00	3-25-2018	28,221	28,323
FNMA Series 2003-35 Class BC	5.00	5-25-2018	62,759	63,047
FNMA Series 2003-35 Class ME	5.00	5-25-2018	35,796	35,996
FNMA Series 2003-92 Class PE	4.50	9-25-2018	134,615	135,535
FNMA Series 2003-W11 Class A1 ±±	4.42	6-25-2033	32,827	34,328
FNMA Series 2003-W3 Class 1A4 ±±	3.51	8-25-2042	39,481	40,826
FNMA Series 2004-10 Class FA (1 Month LIBOR +0.35%) ±	1.58	2-25-2034	607,136	608,399
FNMA Series 2004-17 Class HJ	4.75	4-25-2019	463,928	469,222
FNMA Series 2004-32 Class AY	4.00	5-25-2019	30,209	30,587
FNMA Series 2004-92 Class QY	4.50	8-25-2034	277,958	282,036
FNMA Series 2007-W2 Class 1A1 (1 Month LIBOR +0.32%) ±	1.55	3-25-2037	468,012	468,249
FNMA Series 2008-76 Class GF (1 Month LIBOR +0.65%) ±	1.88	9-25-2023	116,664	116,735
FNMA Series 2008-81 Class LK	5.00	9-25-2023	64,485	65,114
FNMA Series 2009-31 Class B	4.00	5-25-2024	3,865,979	3,932,772
FNMA Series 2009-76 Class HA	4.00	1-25-2019	9,167	9,182
FNMA Series 2010-115 Class NC	2.75	1-25-2039	1,264,206	1,284,555
FNMA Series 2010-153 Class AB	2.00	11-25-2018	209,337	209,237

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Ultra Short-Term Income Fund	Portfolio of investments—August 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA Series 2010-153 Class BG	2.50%	11-25-2018	$204,822	$205,016
FNMA Series 2010-25 Class ND	3.50	3-25-2025	121,079	122,687
FNMA Series 2010-57 Class DQ	3.00	6-25-2025	395,051	401,846
FNMA Series 2010-89 Class DP	3.00	6-25-2038	4,157,654	4,205,297
FNMA Series 2011-122 Class A	3.00	12-25-2025	754,716	764,801
FNMA Series 2011-129 Class LG	3.00	3-25-2037	114,411	114,701
FNMA Series 2011-33 Class GA	3.50	10-25-2028	403,402	406,468
FNMA Series 2011-40 Class CA	3.50	12-25-2028	1,419,723	1,440,303
FNMA Series 2011-42 Class A	3.00	2-25-2024	1,264,884	1,272,439
FNMA Series 2011-56 Class AC	2.00	7-25-2018	19,843	19,825
FNMA Series 2011-99 Class AB	4.00	12-25-2038	31,156	31,168
FNMA Series 2012-72 Class QE	3.00	1-25-2038	693,369	705,558
FNMA Series 2012-94 Class E	3.00	6-25-2022	53,496	54,124
FNMA Series 2012-M9 Class ASQ2	1.51	12-25-2017	1,977,272	1,975,871
FNMA Series 2014-19 Class HA	2.00	6-25-2040	1,177,573	1,168,178
FNMA Series 2014-M13 Class ASQ2	1.64	11-25-2017	682,865	682,211
GNMA	7.00	6-15-2033	454,344	546,924
GNMA	10.00	10-20-2017	278	278
GNMA Series 2009-122 Class AC	4.00	3-16-2023	67,762	67,906
GNMA Series 2010-27 Class AK	4.00	2-16-2023	5,945	5,941
GNMA Series 2010-69 Class DQ	2.75	4-20-2040	15,627	15,640
GNMA Series 2012-57 Class LG	1.50	3-16-2035	490,595	489,131
GNMA Series 2016-H19 Class FE (1 Month LIBOR +0.37%) ±	1.59	6-20-2061	4,523,336	4,525,408
GNMA Series 2017-H13 Class FJ (1 Month LIBOR +0.20%) ±	1.42	5-20-2067	6,546,034	6,546,106
GNMA Series 2017-H16 Class FD (1 Month LIBOR +0.20%) ±(a)	1.43	8-20-2067	7,150,039	7,150,039

Total Agency Securities (Cost $156,121,196)				156,517,237

Asset-Backed Securities: 15.72%
Avis Budget Rental Car Funding LLC Series 2013-1A Class A 144A	1.92	9-20-2019	10,950,000	10,949,157
BMW Vehicle Lease Trust Series 2016-2 Class A2	1.23	1-22-2019	7,871,629	7,864,716
CCG Receivables Trust Series 2015-1 Class A2 144A	1.46	11-14-2018	1,174,015	1,173,838
CCG Receivables Trust Series 2015-1 Class A3 144A	1.92	1-17-2023	10,000,000	10,019,012
CCG Receivables Trust Series 2016-1 Class A2 144A	1.69	9-14-2022	4,076,415	4,072,830
Chesapeake Funding LLC Series 2017-3A Class A 144A	1.91	8-15-2029	8,985,000	8,993,597
Chrysler Capital Auto Receivables Trust Series 2015-BA Class A3 144A	1.91	3-16-2020	6,662,768	6,673,545
Chrysler Capital Auto Receivables Trust Series 2016-BA Class A3 144A	1.64	7-15-2021	7,000,000	6,989,938
Citibank Credit Card Issuance Trust Series 2017-A2 Class A2	1.74	1-19-2021	12,000,000	12,033,706
CNH Equipment Trust Series 2016-B Class A2A	1.31	10-15-2019	1,949,723	1,948,425
CNH Equipment Trust Series 2016-C Class A2	1.26	2-18-2020	5,786,496	5,780,363
Dell Equipment Finance Trust Series 2016-1 Class A2 144A	1.43	9-24-2018	4,525,908	4,524,860
Dell Equipment Finance Trust Series 2017-1 Class A1 144A	1.35	5-22-2018	6,436,727	6,437,784
Education Loan Asset-Backed Trust Series 2013-1 Class A1 (1 Month LIBOR +0.80%) 144A±	2.03	6-25-2026	5,408,069	5,416,180
Ford Credit Auto Lease Trust Series 2015-B Class A3	1.38	12-15-2018	1,003,784	1,003,714
Ford Credit Auto Lease Trust Series 2016-A Class A2A	1.42	11-15-2018	1,678,101	1,678,044
GM Financial Automobile Lease Series 2016-2 Class A2A	1.28	10-22-2018	2,008,478	2,006,703
GM Financial Automobile Leasing Trust Series 2015-1 Class A3	1.53	9-20-2018	4,257,760	4,258,278
GM Financial Automobile Leasing Trust Series 2016-1 Class A3	1.64	7-20-2019	1,140,000	1,140,675
GMF Floorplan Owner Revolving Trust Series 2015-1 Class A1 144A	1.65	5-15-2020	2,670,000	2,671,396
Harley-Davidson Motorcycle Trust Series 2015-1 Class A3	1.41	6-15-2020	1,864,410	1,863,534

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2017	Wells Fargo Ultra Short-Term Income Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities (continued)
Harley-Davidson Motorcycle Trust Series 2016-A Class A2	1.09%	6-15-2019	$1,687,336	$1,686,435
Hyundai Auto Lease Securitization Trust Series 2016-C Class A2 144A	1.30	3-15-2019	6,812,877	6,805,178
Hyundai Auto Lease Securitization Trust Series 2017-B Class A2A 144A	1.69	12-16-2019	11,500,000	11,506,935
Hyundai Auto Receivables Trust Series 2015-C Class A2A	0.99	11-15-2018	143,815	143,755
Hyundai Auto Receivables Trust Series 2016-A Class A4 144A	1.80	12-16-2019	5,000,000	5,008,924
Hyundai Auto Receivables Trust Series 2016-B Class A2	1.12	10-15-2019	8,877,833	8,861,873
John Deere Owner Trust Series 2016-A Class A2	1.15	10-15-2018	1,590,339	1,590,021
John Deere Owner Trust Series 2016-A Class A3	1.36	4-15-2020	2,000,000	1,997,293
John Deere Owner Trust Series 2017-A Class A2	1.50	10-15-2019	5,000,000	4,999,451
Kubota Credit Owner Trust Series 2016-1A Class A2 144A	1.25	4-15-2019	3,798,053	3,793,097
Mercedes Benz Auto Lease Trust Series 2016-1 Class A2A	1.11	3-15-2019	2,932,298	2,930,266
Mercedes-Benz Auto Lease Trust Series 2016-B Class A2	1.15	1-15-2019	4,158,308	4,154,996
MMAF Equipment Finance LLC Series 2016-AA Class A2 144A	1.39	12-17-2018	6,316,058	6,315,336
Navistar Financial Dealer Note Master Trust Series 2017-1 Class A (1 Month LIBOR +0.78%) 144A±	2.01	6-27-2022	6,000,000	6,011,933
Nissan Auto Lease Trust Series 2016-B Class A2A	1.26	12-17-2018	3,052,595	3,049,357
Nissan Auto Receivables Owner Trust Series 2016-A Class A2A	1.22	8-15-2018	3,023,529	3,022,212
SLM Student Loan Trust Series 2004-1 Class A3 (3 Month LIBOR +0.21%) ±	1.52	4-25-2023	751,502	751,766
SLM Student Loan Trust Series 2004-5A Class A5 (3 Month LIBOR +0.60%) 144A±	1.91	10-25-2023	943,269	944,835
SLM Student Loan Trust Series 2004-8A Class A5 (3 Month LIBOR +0.50%) 144A±	1.81	4-25-2024	1,150,344	1,154,343
SLM Student Loan Trust Series 2006-2 Class A5 (3 Month LIBOR +0.11%) ±	1.42	7-25-2025	1,571,620	1,571,567
Student Loan Consolidation Center Series 2011-1 Class A (1 Month LIBOR +1.22%) 144A±	2.45	10-25-2027	5,404,705	5,477,896
Toyota Auto Receivables Owner Trust Series 2016-D Class A2A	1.06	5-15-2019	8,600,637	8,589,581
Verizon Owner Trust Series 2017-1A Class A 144A	2.06	9-20-2021	5,175,000	5,207,876
Volvo Financial Equipment LLC Series 2016-1A Class A2 144A	1.44	10-15-2018	1,326,225	1,326,167
Volvo Financial Equipment LLC Series 2016-1A Class A3 144A	1.67	2-18-2020	325,000	325,216
World Omni Auto Receivables Trust Series 2016-A Class A2A	1.20	2-15-2019	1,366,613	1,364,340
World Omni Auto Receivables Trust Series 2016-B Class A2	1.10	1-15-2020	5,412,637	5,405,415
World Omni Auto Receivables Trust Series 2017-A Class A2	1.68	12-16-2019	3,725,000	3,728,379

Total Asset-Backed Securities (Cost $215,183,025)				215,224,738

Corporate Bonds and Notes: 26.41%

Consumer Discretionary: 1.79%

Household Durables: 0.22%
D.R. Horton Incorporated	3.75	3-1-2019	2,990,000	3,054,192

Internet & Direct Marketing Retail: 0.16%
Amazon.com Incorporated 144A	1.90	8-21-2020	2,235,000	2,244,184

Media: 1.41%
DIRECTV Holdings LLC	5.88	10-1-2019	4,902,000	5,279,363
Time Warner Cable Incorporated	4.88	3-15-2020	6,010,000	6,426,580
Time Warner Cable Incorporated	6.75	7-1-2018	7,245,000	7,525,744

				19,231,687

Consumer Staples: 1.27%

Beverages: 0.45%
Anheuser-Busch InBev Worldwide Incorporated	5.00	4-15-2020	5,767,000	6,226,801

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Ultra Short-Term Income Fund	Portfolio of investments—August 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Tobacco: 0.82%
Altria Group Incorporated	9.70%	11-10-2018	$3,625,000	$3,961,805
British American Tobacco Capital Corporation 144A	2.30	8-14-2020	5,215,000	5,234,932
Reynolds American Incorporated	8.13	6-23-2019	1,793,000	1,983,824

				11,180,561

Energy: 2.33%

Energy Equipment & Services: 0.36%
Texas Eastern Transmission LP 144A	6.00	9-15-2017	5,000,000	5,005,430

Oil, Gas & Consumable Fuels: 1.97%
Andeavor Corporation	4.25	10-1-2017	3,955,000	3,958,496
DCP Midstream Operating Company	2.50	12-1-2017	7,628,000	7,618,465
Enable Midstream Partner LP	2.40	5-15-2019	7,465,000	7,431,945
Energy Transfer Partners LP	2.50	6-15-2018	5,000,000	5,023,915
Kinder Morgan Incorporated	7.25	6-1-2018	2,000,000	2,076,870
Rockies Express Pipeline 144A	6.85	7-15-2018	802,000	830,070

				26,939,761

Financials: 15.06%

Banks: 4.73%
Citigroup Incorporated	2.45	1-10-2020	4,000,000	4,038,880
Citigroup Incorporated	2.50	7-29-2019	6,087,000	6,151,274
Discover Bank	2.60	11-13-2018	5,000,000	5,040,413
Fifth Third Bank	2.30	3-15-2019	4,470,000	4,510,898
Huntington National Bank	2.20	11-6-2018	5,000,000	5,022,050
Huntington National Bank	2.38	3-10-2020	8,000,000	8,075,014
JPMorgan Chase Bank	1.45	9-21-2018	2,000,000	1,997,363
KeyBank Corporation	4.63	6-15-2018	7,730,000	7,882,225
Rabobank Nederland NY	1.38	8-9-2019	7,000,000	6,945,898
Regions Bank	2.25	9-14-2018	7,000,000	7,027,095
Santander Bank	8.75	5-30-2018	7,700,000	8,077,652

				64,768,762

Capital Markets: 2.39%
Goldman Sachs Group Incorporated	2.00	4-25-2019	4,000,000	4,006,191
Goldman Sachs Group Incorporated	6.15	4-1-2018	5,085,000	5,212,524
Morgan Stanley	1.88	1-5-2018	6,060,000	6,066,369
Morgan Stanley	2.20	12-7-2018	4,000,000	4,023,883
Morgan Stanley	2.45	2-1-2019	1,960,000	1,976,270
S&P Global Incorporated	2.50	8-15-2018	1,450,000	1,459,398
Thomson Reuters Corporation	1.65	9-29-2017	10,000,000	10,000,343

				32,744,978

Consumer Finance: 4.96%
Ally Financial Incorporated	3.25	11-5-2018	7,665,000	7,729,846
American Express Credit Corporation	1.80	7-31-2018	8,000,000	8,011,265
BMW US Capital LLC 144A	2.15	4-6-2020	1,000,000	1,009,274
Capital One Financial Corporation	2.50	5-12-2020	7,000,000	7,063,320

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2017	Wells Fargo Ultra Short-Term Income Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Consumer Finance (continued)
Daimler Finance North America LLC 144A	1.50%	7-5-2019	$3,000,000	$2,976,630
Daimler Finance North America LLC 144A	2.20	5-5-2020	1,480,000	1,483,811
Ford Motor Credit Company LLC	2.24	6-15-2018	3,000,000	3,011,542
Ford Motor Credit Company LLC	2.94	1-8-2019	3,665,000	3,712,755
General Motors Financial Company	2.40	4-10-2018	10,000,000	10,036,812
John Deere Capital Corporation	1.95	6-22-2020	3,000,000	3,014,692
Nissan Motor Acceptance Corporation 144A	2.00	3-8-2019	3,500,000	3,507,930
Nissan Motor Acceptance Corporation 144A	2.25	1-13-2020	4,000,000	4,022,613
Synchrony Financial	2.60	1-15-2019	3,815,000	3,842,224
Toll Brothers Finance Corporation	8.91	10-15-2017	8,405,000	8,468,038

				67,890,752

Diversified Financial Services: 0.49%
AIG Global Funding 144A	1.65	12-15-2017	4,000,000	4,001,793
Voya Financial Incorporated	2.90	2-15-2018	2,617,000	2,632,339

				6,634,132

Insurance: 2.49%
American Financial Group Incorporated	9.88	6-15-2019	6,445,000	7,291,946
Jackson National Life Global Funding 144A	2.30	4-16-2019	3,251,000	3,270,216
Metropolitan Life Global Funding Incorporated 144A	1.55	9-13-2019	5,180,000	5,152,486
Protective Life Global Funding 144A	1.56	9-13-2019	3,705,000	3,667,081
Provident Companies Incorporated	7.00	7-15-2018	6,736,000	7,027,471
Reliance Standard Life Insurance 144A	2.15	10-15-2018	7,610,000	7,646,863

				34,056,063

Health Care: 0.27%

Pharmaceuticals: 0.27%
Mylan NV Company	2.50	6-7-2019	3,640,000	3,651,859

Industrials: 0.81%

Aerospace & Defense: 0.45%
L-3 Communications Corporation	5.20	10-15-2019	5,742,000	6,121,488

Construction & Engineering: 0.15%
SBA Tower Trust 144A	3.60	4-9-2043	2,080,000	2,080,976

Transportation Infrastructure: 0.21%
TTX Company 144A	2.25	2-1-2019	2,905,000	2,912,640

Information Technology: 2.39%

Electronic Equipment, Instruments & Components: 0.54%
Dell International LLC/EMC Corporation 144A	3.48	6-1-2019	7,260,000	7,419,760

Semiconductors & Semiconductor Equipment: 1.67%
Broadcom Corporation 144A	2.38	1-15-2020	3,720,000	3,744,474
KLA-Tencor Corporation	2.38	11-1-2017	10,000,000	10,010,392
Maxim Integrated Product Incorporated	2.50	11-15-2018	1,630,000	1,642,504
Qualcomm Incorporated	1.85	5-20-2019	3,720,000	3,736,028
Qualcomm Incorporated	2.10	5-20-2020	3,720,000	3,747,546

				22,880,944

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Ultra Short-Term Income Fund	Portfolio of investments—August 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Technology Hardware, Storage & Peripherals: 0.18%
Hewlett Packard Enterprise Company	2.45%	10-5-2017	$2,405,000	$2,406,619

Materials: 0.41%

Chemicals: 0.41%
CF Industries Incorporated	6.88	5-1-2018	5,503,000	5,668,090

Telecommunication Services: 0.52%

Diversified Telecommunication Services: 0.52%
AT&T Incorporated	2.45	6-30-2020	7,000,000	7,059,807

Utilities: 1.56%

Electric Utilities: 1.02%
Eversource Energy	1.60	1-15-2018	5,000,000	4,996,242
Interstate Power & Light Company	5.88	9-15-2018	1,675,000	1,741,048
NextEra Energy Capital Holdings Incorporated	2.06	9-1-2017	7,275,000	7,275,000

				14,012,290

Multi-Utilities: 0.54%
Black Hills Corporation	2.50	1-11-2019	3,645,000	3,668,694
Dominion Resources Incorporated	2.96	7-1-2019	3,635,000	3,691,160

				7,359,854

Total Corporate Bonds and Notes (Cost $360,237,387)				361,551,630

Municipal Obligations: 7.26%

California: 0.27%
Los Angeles CA Municipal Improvement Refunding Bond Convention Center Series A (Miscellaneous Revenue)	2.34	11-1-2018	3,620,000	3,652,218

Colorado: 0.70%
Catholic Health Initiatives (Health Revenue) ¤	0.00	9-15-2017	9,600,000	9,592,907

Connecticut: 0.22%
Connecticut Series A (GO Revenue)	5.46	3-1-2019	2,840,000	2,955,276

Florida: 0.59%
Escambia County FL HFA ACTS Retirement-Life Communities Incorporated Series B (Health Revenue, AGC Insured, TD Bank NA SPA) ø	0.81	11-15-2029	4,750,000	4,750,000
Village Center FL Community Development District (Miscellaneous Revenue) 144A	2.26	11-1-2017	3,350,000	3,353,216

				8,103,216

Illinois: 0.91%
Chicago IL Taxable Second Lien Series A2 (Water & Sewer Revenue)	1.68	11-1-2017	5,000,000	5,000,200
Illinois Finance Authority (GO Revenue)	5.67	3-1-2018	1,735,000	1,764,009
State of Illinois (GO Revenue)	4.35	6-1-2018	598,000	605,218
State of Illinois (Miscellaneous Revenue)	5.00	5-1-2019	4,930,000	5,150,125

				12,519,552

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2017	Wells Fargo Ultra Short-Term Income Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Iowa: 1.06%
Iowa Finance Authority Midwestern Disaster Area Project (Industrial Development Revenue, Korea Development Bank LOC) ø	1.07%	4-1-2022	$14,500,000	$14,500,000

Michigan: 0.18%
Michigan Finance Authority Subordinated Series C-2 (Miscellaneous Revenue, Municipal Government Guaranty Insured)	1.61	11-1-2018	1,000,000	1,000,940
Michigan Finance Authority Subordinated Series C-4 (Miscellaneous Revenue, Municipal Government Guaranty Insured)	2.06	4-1-2018	1,000,000	998,050
Michigan Finance Authority Subordinated Series C-4 (Miscellaneous Revenue, Municipal Government Guaranty Insured)	2.27	4-1-2019	500,000	495,515

				2,494,505

New Jersey: 0.72%
New Jersey EDA Series B (Miscellaneous Revenue, AGM Insured) ¤	0.00	2-15-2018	10,000,000	9,925,600

New York: 0.44%
Nassau County NY Series D (GO Revenue)	1.40	12-15-2017	6,000,000	6,004,260

Pennsylvania: 0.80%
Pennsylvania Housing Finance Agency Series 123C (Housing Revenue)	1.75	10-1-2038	11,000,000	11,007,040

Tennessee: 0.81%
Baptist Memorial Health Care Corporation (Health Revenue)	1.60	9-5-2017	11,031,000	11,031,000

Wisconsin: 0.56%
Wisconsin Healthcare PFA (Housing Revenue, Citizens Bank LOC)	2.63	11-1-2019	7,610,000	7,613,044

Total Municipal Obligations (Cost $99,190,601)				99,398,618

Non-Agency Mortgage-Backed Securities: 15.35%
ALM Loan Funding Series 2015-12A Class A1R (3 Month LIBOR +1.05%) 144A±	2.35	4-16-2027	3,725,000	3,724,966
Banc of America Funding Corporation Series 2016-R1 Class A1 144A±±	2.50	3-25-2040	2,747,574	2,784,666
BlueMountain CLO Limited Series 2014-2A Class AR (3 Month LIBOR +0.93%) 144A±	2.24	7-20-2026	5,970,000	5,971,725
CD Commercial Mortgage Trust Series 2017-CD3 Class A1	1.97	2-10-2050	4,875,859	4,879,797
CFCRE Commercial Mortgage Trust Series 2015-RUM Class A (1 Month LIBOR +1.70%) 144A±	2.93	7-15-2030	3,000,000	3,005,579
Chicago Skyscraper Trust Series 2017-SKY Class A (1 Month LIBOR +0.80%) 144A±	2.03	2-15-2030	4,650,000	4,660,184
Citigroup Commercial Mortgage Trust Series 2008-C7 Class AMA ±±	6.39	12-10-2049	1,000,000	1,007,512
Citigroup Commercial Mortgage Trust Series 2014-GC21 Class A2	2.90	5-10-2047	750,000	762,153
Citigroup Commercial Mortgage Trust Series 2014-GC25 Class A2	3.26	10-10-2047	3,563,000	3,658,738
Citigroup Commercial Mortgage Trust Series 2017-1500 Class A (1 Month LIBOR +0.85%) 144A±	2.10	7-15-2019	6,150,000	6,149,999
Citigroup Commercial Mortgage Trust Series 2017-MDRB Class A (1 Month LIBOR +1.10%) 144A±	2.33	7-15-2030	5,993,000	6,000,381
Collateralized Mortgage Obligation Trust Series 66 Class Z	8.00	9-20-2021	21,205	22,339
Commercial Mortgage Trust Series 2010-C1 Class A3 144A	4.21	7-10-2046	235,000	247,041
Commercial Mortgage Trust Series 2012-CR4 Class A2	1.80	10-15-2045	6,092,418	6,089,876
Commercial Mortgage Trust Series 2013-LC6 Class A2	1.91	1-10-2046	2,646,652	2,647,691
Commercial Mortgage Trust Series 2014-LC15 Class A2	2.84	4-10-2047	3,033,000	3,074,347
Commercial Mortgage Trust Series 2014-LC17 Class A2	3.16	10-10-2047	7,925,000	8,095,227
Commercial Mortgage Trust Series 2014-UBS3 Class A2	2.84	6-10-2047	2,900,000	2,948,195
Commercial Mortgage Trust Series 2014-UBS5 Class A2	3.03	9-10-2047	3,920,000	3,996,168

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Ultra Short-Term Income Fund	Portfolio of investments—August 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)
Commercial Mortgage Trust Series 2015-LC23 Class A1	1.81%	10-10-2048	$7,092,725	$7,090,728
Cosmopolitan Hotel Trust Series 2016 Class A (1 Month LIBOR +1.40%) ±144A	2.63	11-15-2033	6,815,000	6,852,985
Countrywide Home Loans Mortgage Pass-Through Trust Series 2001-HYB1 Class 1A1 ±±	2.52	6-19-2031	161,628	161,058
Countrywide Home Loans Mortgage Pass-Through Trust Series 2001-HYB1 Class 2A1 ±±	2.46	6-19-2031	99,216	97,270
CSAIL Commercial Mortgage Trust Series 2015-C4 Class A1	2.01	11-15-2048	2,009,506	2,011,360
DLJ Mortgage Acceptance Corporation Series 1990-2 Class A ±±	3.39	1-25-2022	29,630	29,559
EquiFirst Mortgage Loan Trust Series 2003-2 Class 3A3 (1 Month LIBOR +1.13%) ±	2.35	9-25-2033	495,793	484,250
FirstKey Mortgage Trust Series 2014-1 Class A2 144A±±	3.00	11-25-2044	5,554,875	5,604,349
GS Mortgage Securities Trust Series 2010-C1 Class A1 144A	3.68	8-10-2043	3,013,897	3,079,335
GS Mortgage Securities Trust Series 2011-GC3 Class A4 144A	4.75	3-10-2044	5,678,524	6,074,398
GS Mortgage Securities Trust Series 2013-GC12 Class A2	2.01	6-10-2046	983,985	985,616
GS Mortgage Securities Trust Series 2015-GS1 Class A1	1.94	11-10-2048	763,581	765,302
GS Mortgage Securities Trust Series 2016-GS3 Class A1	1.43	10-10-2049	1,946,485	1,929,023
GSMPS Mortgage Loan Trust Series 1998-1 Class A 144A±±	8.00	9-19-2027	45,878	45,977
Halcyon Loan Advisors Funding Series 2014-3A Class AR (3 Month LIBOR +1.10%) 144A±	2.41	10-22-2025	7,000,000	6,999,930
Housing Securities Incorporated Series 1992-8 Class E ±±	4.63	6-25-2024	49,650	49,950
JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-CB18 Class AMFL (1 Month LIBOR +0.17%) ±	1.39	6-12-2047	2,576,083	2,548,692
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-C8 Class A2	1.80	10-15-2045	18,830	18,818
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-LC9 Class A3	2.48	12-15-2047	3,000,000	3,032,779
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-PHH Class A (1 Month LIBOR +1.20%) 144A±	2.43	8-15-2027	10,000,000	10,000,732
JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-C28 Class A2	2.77	10-15-2048	115,000	117,386
JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-C33 Class A1	1.90	12-15-2048	7,083,179	7,098,843
JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-FL7 Class A (1 Month LIBOR +1.25%) 144A±	2.48	5-15-2028	3,186,864	3,185,828
JPMorgan Chase Commercial Mortgage Securities Trust Series 2016-ASH Class A (1 Month LIBOR +1.50%) 144A±	2.73	10-15-2034	4,700,000	4,722,284
JPMorgan Chase Commercial Mortgage Securities Trust Series 2016-JP3 Class A1	1.46	8-15-2049	4,203,965	4,167,000
JPMorgan Chase Commercial Mortgage Securities Trust Series 2016-WSP Class A (1 Month LIBOR +1.35%) 144A±	2.58	8-15-2033	8,000,000	8,042,724
JPMorgan Chase Commercial Mortgage Securities Trust Series 2017-JP5 Class A1	2.09	3-15-2050	3,435,475	3,453,595
Master Mortgages Trust Series 2002-3 Class 4A1 ±±	3.31	10-25-2032	8,558	8,516
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C10 Class A2	2.96	7-15-2046	2,612,858	2,625,182
Morgan Stanley Bank of Americal Merrill Lynch Trust Series 2013-C11 Class A2	3.09	8-15-2046	3,357,089	3,393,575
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C15 Class A2	2.98	4-15-2047	2,940,000	2,983,851
Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C28 Class A1	1.53	1-15-2049	2,037,093	2,022,111
Morgan Stanley Capital I Trust Series 2007-IQ16 Class AMA ±±	6.32	12-12-2049	1,129,229	1,136,445
Morgan Stanley Capital I Trust Series 2016-C30 Class A1	1.39	9-15-2049	6,641,409	6,577,305
Morgan Stanley Mortgage Trust Series 35 Class 2 (-1,500 * 1 Month LIBOR + 15,573.50%) ±	13,727.66	4-20-2021	1	31
Octagon Investment Partners Series 2015-1A Class A1R (3 Month LIBOR +0.90%) 144A±%%	1.00	5-21-2027	6,300,000	6,300,000
Palmer Square Collateralized Loan Obligation Limited Trust Series 2013-1A Class A1R (3 Month LIBOR +0.97%) 144A±	2.29	5-15-2025	4,259,935	4,268,259
Prudential Home Mortgage Securities Series 1988-1 Class A ±±	3.93	4-25-2018	1,309	1,316
Rait Trust Series 2017-FL7 Class A (1 Month LIBOR +0.95%) 144A±	2.18	6-15-2037	2,984,862	2,986,140
Regatta IV Funding Limited Series 2014-1A Class A2R (3 Month LIBOR +1.02%) 144A±	2.33	7-25-2026	5,245,000	5,244,953

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2017	Wells Fargo Ultra Short-Term Income Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)
Resecuritization Mortgage Trust Series 1998-B Class A (1 Month LIBOR +0.25%) 144A±	1.48%	4-26-2021	$459	$453
Salomon Brothers Mortgage Securities VII Series 1990-2 Class A ±±	3.09	11-25-2020	223,362	225,291
Structured Asset Mortgage Investments Incorporated Series 2001-4 Class A2 ±±	8.54	10-25-2024	13,683	13,862
Structured Asset Securities Corporation Series 1998-2 Class A (1 Month LIBOR +0.52%) ±	1.75	2-25-2028	246,930	244,309
TICP Collateralized Loan Obligation Limited Trust Series 2014-2A Class A1AR (3 Month LIBOR +1.16%) 144A±	2.47	7-20-2026	5,500,000	5,508,316
UBS Barclays Commercial Mortgage Trust Series 2012-C4 Class A2	1.71	12-10-2045	1,347,054	1,346,652
Wilshire Funding Corporation Series 1996-3 Class M2 ±±	7.12	8-25-2032	134,807	129,936
Wilshire Funding Corporation Series 1996-3 Class M3 ±±	7.12	8-25-2032	126,374	119,480
Wilshire Funding Corporation Series 1998-2 Class M1 ±±	2.00	12-28-2037	352,959	352,369
Wind River Collateralized Loan Obligation Limited Trust Series 2014-3A Class AR (3 Month LIBOR +1.10%) 144A±	2.41	1-22-2027	6,300,000	6,299,937

Total Non-Agency Mortgage-Backed Securities (Cost $210,353,654)				210,164,644

Yankee Corporate Bonds and Notes: 16.16%

Consumer Discretionary: 0.56%

Media: 0.56%
British Sky Broadcasting Group plc 144A	9.50	11-15-2018	7,000,000	7,604,763

Consumer Staples: 1.79%

Beverages: 0.73%
Suntory Holdings Limited 144A	1.65	9-29-2017	9,120,000	9,121,033
Suntory Holdings Limited 144A	2.55	9-29-2019	850,000	857,594

				9,978,627

Tobacco: 1.06%
British American Tobacco International Finance plc 144A	1.85	6-15-2018	7,025,000	7,025,691
Imperial Tobacco Finance plc 144A	2.05	7-20-2018	7,500,000	7,503,142

				14,528,833

Energy: 0.42%

Oil, Gas & Consumable Fuels: 0.42%
TransCanada PipeLines Limited	1.63	11-9-2017	5,790,000	5,791,015

Financials: 10.83%

Banks: 6.65%
ABN AMRO Bank NV 144A	1.80	9-20-2019	7,000,000	6,974,926
ABN AMRO Bank NV 144A	2.10	1-18-2019	4,000,000	4,019,364
ANZ New Zealand International Limited 144A	2.60	9-23-2019	8,175,000	8,283,555
Banco de Credito del Peru 144A	2.25	10-25-2019	4,500,000	4,511,250
Bank of Tokyo-Mitsubishi UFJ Limited 144A	2.15	9-14-2018	3,000,000	3,011,868
Banque Federative du Credit Mutuel SA 144A	2.20	7-20-2020	7,470,000	7,485,720
BNP Paribas SA	2.38	9-14-2017	3,700,000	3,700,830
BPCE SA	2.50	7-15-2019	2,245,000	2,268,680
Commonwealth Bank of Australia 144A	1.75	11-7-2019	5,250,000	5,235,740

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Ultra Short-Term Income Fund	Portfolio of investments—August 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Banks (continued)
Credit Suisse	6.00%	2-15-2018	$7,500,000	$7,638,146
ING Bank NV 144A	1.65	8-15-2019	7,000,000	6,955,130
Lloyds Bank plc	2.00	8-17-2018	8,000,000	8,028,720
Santander UK plc	2.50	3-14-2019	7,250,000	7,324,982
Sumitomo Mitsui Banking Corporation	2.05	1-18-2019	3,250,000	3,261,598
Svenska Handelsbanken AB	1.50	9-6-2019	7,395,000	7,350,859
Westpac Banking Corporation	1.60	8-19-2019	5,000,000	4,981,570

				91,032,938

Capital Markets: 0.81%
BP Capital Markets plc	1.68	5-3-2019	7,000,000	6,999,848
Macquarie Group Limited 144A	3.00	12-3-2018	4,000,000	4,050,494

				11,050,342

Diversified Financial Services: 2.30%
Corporacion Andina de Fomento	2.00	5-10-2019	8,000,000	8,017,454
Deutsche Bank AG	6.00	9-1-2017	5,000,000	5,000,000
Shell International Finance BV	1.25	11-10-2017	7,000,000	6,999,995
Shell International Finance BV	1.38	5-10-2019	4,000,000	3,987,399
UBS AG 144A	2.20	6-8-2020	3,725,000	3,741,066
UBS AG	2.38	8-14-2019	3,730,000	3,768,012

				31,513,926

Insurance: 1.07%
Axis Specialty Finance plc	2.65	4-1-2019	6,641,000	6,693,331
QBE Insurance Group Limited 144A	2.40	5-1-2018	7,960,000	7,965,914

				14,659,245

Health Care: 1.39%

Pharmaceuticals: 1.39%
Actavis Funding SCS	2.35	3-12-2018	8,265,000	8,291,867
Shire Acquisitions Investments Ireland Limited	1.90	9-23-2019	2,880,000	2,871,364
Teva Pharmaceuticals Industries Incorporated	1.70	7-19-2019	8,000,000	7,818,316

				18,981,547

Industrials: 0.44%

Transportation Infrastructure: 0.44%
Asciano Finance Limited 144A	5.00	4-7-2018	5,903,000	5,993,377

Telecommunication Services: 0.73%

Diversified Telecommunication Services: 0.73%
Deutsche Telekom International Finance BV 144A	2.23	1-17-2020	10,000,000	10,044,891

Total Yankee Corporate Bonds and Notes (Cost $221,159,978)				221,179,504

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—August 31, 2017	Wells Fargo Ultra Short-Term Income Fund	21

Security name	Yield		Shares	Value

Short-Term Investments: 8.84%

Investment Companies: 8.70%
Wells Fargo Government Money Market Fund Select Class (l)(u)##	0.92%		119,018,607	$119,018,607

		Maturity date	Principal
U.S. Treasury Securities: 0.14%
U.S. Treasury Bill (z)#	0.92	9-14-2017	$1,950,000	1,949,372

Total Short-Term Investments (Cost $120,967,913)				120,967,979

Total investments in securities (Cost $1,383,213,754)	101.17%	1,385,004,350
Other assets and liabilities, net	(1.17)	(16,012,299)

Total net assets	100.00%	$1,368,992,051

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

±±	The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

¤	The security is issued in zero coupon form with no periodic interest payments.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

%%	The security is issued on a when-issued basis.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Short
2-Year U.S. Treasury Notes	1,309	12-29-2017	$283,218,191	$283,153,063	$65,128	$0
5-Year U.S. Treasury Notes	290	12-29-2017	34,396,576	34,365,000	31,576	0

Investments In Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period
Investment companies - 8.70%
Wells Fargo Government Money Market Fund Select Class	91,924,244	1,213,737,818	1,186,643,455	119,018,607	$0	$0	$493,493	$119,018,607

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Ultra Short-Term Income Fund	Statement of assets and liabilities—August 31, 2017

Assets
Investments in unaffiliated securities, at value (cost $1,264,195,147)	$1,265,985,743
Investments in affiliated securities, at value (cost $119,018,607)	119,018,607
Cash	4,564
Principal paydown receivable	136,382
Receivable for Fund shares sold	1,832,210
Receivable for interest	6,624,888

Total assets	1,393,602,394

Liabilities
Dividends payable	815,335
Payable for investments purchased	19,975,881
Payable for Fund shares redeemed	3,230,233
Payable for daily variation margin on open futures contracts	40,842
Management fee payable	261,871
Distribution fee payable	3,658
Administration fees payable	112,839
Accrued expenses and other liabilities	169,684

Total liabilities	24,610,343

Total net assets	$1,368,992,051

NET ASSETS CONSIST OF
Paid-in capital	$1,412,960,591
Overdistributed net investment income	(695,973)
Accumulated net realized losses on investments	(45,159,867)
Net unrealized gains on investments	1,887,300

Total net assets	$1,368,992,051

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$274,078,909
Shares outstanding – Class A1	32,306,509
Net asset value per share – Class A	$8.48
Maximum offering price per share – Class A2	$8.65
Net assets – Class C	$5,759,728
Shares outstanding – Class C1	679,686
Net asset value per share – Class C	$8.47
Net assets – Administrator Class	$27,244,972
Shares outstanding – Administrator Class[1]	3,224,476
Net asset value per share – Administrator Class	$8.45
Net assets – Institutional Class	$1,061,908,442
Shares outstanding – Institutional Class[1]	125,231,139
Net asset value per share – Institutional Class	$8.48

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended August 31, 2017	Wells Fargo Ultra Short-Term Income Fund	23

Investment income
Interest	$26,112,644
Income from affiliated securities	493,493
Securities lending income, net	1,046

Total investment income	26,607,183

Expenses
Management fee	5,097,380
Administration fees
Class A	482,482
Class C	10,435
Administrator Class	25,452
Institutional Class	926,381
Shareholder servicing fees
Class A	753,879
Class C	16,305
Administrator Class	63,631
Distribution fee
Class C	48,915
Custody and accounting fees	95,028
Professional fees	65,335
Registration fees	322,518
Shareholder report expenses	84,567
Trustees’ fees and expenses	25,105
Other fees and expenses	40,858

Total expenses	8,058,271
Less: Fee waivers and/or expense reimbursements	(1,659,938)

Net expenses	6,398,333

Net investment income	20,208,850

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	4,309
Futures transactions	778,294

Net realized gains on investments	782,603

Net change in unrealized gains (losses) on:
Unaffiliated securities	(2,561,051)
Futures transactions	(98,773)

Net change in unrealized gains (losses) on investments	(2,659,824)

Net realized and unrealized gains (losses) on investments	(1,877,221)

Net increase in net assets resulting from operations	$18,331,629

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Ultra Short-Term Income Fund	Statement of changes in net assets

	Year ended August 31, 2017		Year ended August 31, 2016

Operations
Net investment income		$20,208,850		$17,604,951
Net realized gains (losses) on investments		782,603		(809,375)
Net change in unrealized gains (losses) on investments		(2,659,824)		6,829,819

Net increase in net assets resulting from operations		18,331,629		23,625,395

Distributions to shareholders from
Net investment income
Class A		(3,275,149)		(2,840,738)
Class C		(21,988)		(12,834)
Administrator Class		(314,568)		(345,233)
Institutional Class		(16,612,992)		(14,133,918)
Investor Class		N/A		(303,707)[1]

Total distributions to shareholders		(20,224,697)		(17,636,430)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	8,702,208	73,793,334	40,557,118	342,948,331
Class C	156,489	1,325,887	277,339	2,343,140
Administrator Class	1,447,554	12,229,691	982,781	8,279,787
Institutional Class	131,295,470	1,113,341,644	99,290,242	839,915,382
Investor Class	N/A	N/A	530,566 [1]	4,487,931 [1]

		1,200,690,556		1,197,974,571

Reinvestment of distributions
Class A	372,917	3,162,637	324,343	2,744,452
Class C	2,557	21,662	1,473	12,461
Administrator Class	36,668	309,753	39,472	332,633
Institutional Class	844,776	7,162,350	705,023	5,964,585
Investor Class	N/A	N/A	19,595 [1]	165,577 [1]

		10,656,402		9,219,708

Payment for shares redeemed
Class A	(14,399,228)	(122,123,201)	(21,174,898)	(179,003,980)
Class C	(359,267)	(3,043,190)	(303,747)	(2,565,734)
Administrator Class	(1,414,056)	(11,944,464)	(3,172,981)	(26,742,047)
Institutional Class	(147,978,477)	(1,254,571,635)	(93,545,556)	(790,682,263)
Investor Class	N/A	N/A	(31,454,406)[1]	(266,072,076)[1]

		(1,391,682,490)		(1,265,066,100)

Net decrease in net assets resulting from capital share transactions		(180,335,532)		(57,871,821)

Total decrease in net assets		(182,228,600)		(51,882,856)

Net assets
Beginning of period		1,551,220,651		1,603,103,507

End of period		$1,368,992,051		$1,551,220,651

Overdistributed net investment income		$(695,973)		$(680,126)

[1]	For the period from September 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Ultra Short-Term Income Fund	25

(For a share outstanding throughout each period)

	Year ended August 31
CLASS A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$8.49	$8.46	$8.53	$8.53	$8.55
Net investment income	0.09	0.08	0.05	0.06	0.06
Net realized and unrealized gains (losses) on investments	(0.01)	0.03	(0.06)	0.00	(0.02)

Total from investment operations	0.08	0.11	(0.01)	0.06	0.04
Distributions to shareholders from
Net investment income	(0.09)	(0.08)	(0.05)	(0.06)	(0.06)
Tax basis return of capital	0.00	0.00	(0.01)	0.00	0.00

Total distributions to shareholders	(0.09)	(0.08)	(0.06)	(0.06)	(0.06)
Net asset value, end of period	$8.48	$8.49	$8.46	$8.53	$8.53
Total return[1]	0.97%	1.28%	(0.07)%	0.74%	0.52%
Ratios to average net assets (annualized)
Gross expenses	0.79%	0.79%	0.77%	0.78%	0.83%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	1.09%	0.93%	0.64%	0.70%	0.72%
Supplemental data
Portfolio turnover rate	56%	51%	70%	47%	56%
Net assets, end of period (000s omitted)	$274,079	$319,565	$151,561	$196,459	$158,363

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Ultra Short-Term Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
CLASS C	2017	2016	2015	2014	2013
Net asset value, beginning of period	$8.48	$8.45	$8.52	$8.52	$8.55
Net investment income (loss)	0.02	0.01	(0.01)	(0.01)	(0.00)[1]
Net realized and unrealized gains (losses) on investments	0.00	0.03	(0.06)	0.01	(0.03)

Total from investment operations	0.02	0.04	(0.07)	0.00	(0.03)
Distributions to shareholders from
Net investment income	(0.03)	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]
Tax basis return of capital	0.00	0.00	(0.00)[1]	0.00	0.00

Total distributions to shareholders	(0.03)	(0.01)	(0.00)[1]	(0.00)[1]	(0.00)[1]
Net asset value, end of period	$8.47	$8.48	$8.45	$8.52	$8.52
Total return[2]	0.22%	0.52%	(0.81)%	0.05%	(0.31)%
Ratios to average net assets (annualized)
Gross expenses	1.54%	1.54%	1.52%	1.53%	1.59%
Net expenses	1.45%	1.45%	1.45%	1.45%	1.45%
Net investment income (loss)	0.34%	0.17%	(0.10)%	(0.05)%	(0.02)%
Supplemental data
Portfolio turnover rate	56%	51%	70%	47%	56%
Net assets, end of period (000s omitted)	$5,760	$7,464	$7,642	$9,078	$11,859

[1]	Amount is less than $0.005.

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Ultra Short-Term Income Fund	27

(For a share outstanding throughout each period)

	Year ended August 31
ADMINISTRATOR CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$8.46	$8.42	$8.50	$8.50	$8.52
Net investment income	0.10	0.09	0.07 [1]	0.07	0.07
Net realized and unrealized gains (losses) on investments	(0.01)	0.04	(0.07)	0.01	(0.01)

Total from investment operations	0.09	0.13	0.00	0.08	0.06
Distributions to shareholders from
Net investment income	(0.10)	(0.09)	(0.07)	(0.08)	(0.08)
Tax basis return of capital	0.00	0.00	(0.01)	0.00	0.00

Total distributions to shareholders	(0.10)	(0.09)	(0.08)	(0.08)	(0.08)
Net asset value, end of period	$8.45	$8.46	$8.42	$8.50	$8.50
Total return	1.12%	1.55%	(0.04)%	0.89%	0.67%
Ratios to average net assets (annualized)
Gross expenses	0.73%	0.73%	0.71%	0.72%	0.77%
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%
Net investment income	1.24%	1.05%	0.81%	0.84%	0.87%
Supplemental data
Portfolio turnover rate	56%	51%	70%	47%	56%
Net assets, end of period (000s omitted)	$27,245	$26,679	$44,682	$119,884	$145,498

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Ultra Short-Term Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
INSTITUTIONAL CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$8.49	$8.45	$8.53	$8.52	$8.55
Net investment income	0.12	0.11	0.08	0.09	0.09
Net realized and unrealized gains (losses) on investments	(0.01)	0.04	(0.07)	0.01	(0.03)

Total from investment operations	0.11	0.15	0.01	0.10	0.06
Distributions to shareholders from
Net investment income	(0.12)	(0.11)	(0.08)	(0.09)	(0.09)
Tax basis return of capital	0.00	0.00	(0.01)	0.00	0.00

Total distributions to shareholders	(0.12)	(0.11)	(0.09)	(0.09)	(0.09)
Net asset value, end of period	$8.48	$8.49	$8.45	$8.53	$8.52
Total return	1.33%	1.75%	0.16%	1.21%	0.75%
Ratios to average net assets (annualized)
Gross expenses	0.46%	0.46%	0.44%	0.45%	0.50%
Net expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	1.43%	1.27%	0.99%	1.05%	1.07%
Supplemental data
Portfolio turnover rate	56%	51%	70%	47%	56%
Net assets, end of period (000s omitted)	$1,061,908	$1,197,514	$1,137,808	$1,418,101	$996,437

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Ultra Short-Term Income Fund	29

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Ultra Short-Term Income Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund. Information for Investor Class shares reflected in the financial statements represents activity through October 23, 2015.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the

30	Wells Fargo Ultra Short-Term Income Fund	Notes to financial statements

securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in securities lending income (net of fees and rebates) on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Notes to financial statements	Wells Fargo Ultra Short-Term Income Fund	31

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of August 31, 2017, the aggregate cost of all investments for federal income tax purposes was $1,383,310,458 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$3,559,750
Gross unrealized losses	(1,769,154)
Net unrealized gains	$1,790,596

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to expiration of capital loss carryforwards. At August 31, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net realized losses on investments
$(35,029,445)	$35,029,445

Capital loss carryforwards that do not expire are required to be utilized prior to capital loss carryforwards that expire. As of August 31, 2017, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

		No expiration
2018	2019	Short-term	Long-term
$7,738,751	$7,448,920	$3,146,673	$26,445,663

As of August 31, 2017, the Fund had current year deferred post-October capital losses consisting of $135,479 in short-term losses and $147,677 in long-term losses which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

32	Wells Fargo Ultra Short-Term Income Fund	Notes to financial statements

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Agency securities	$0	$156,517,237	$0	$156,517,237

Asset-backed securities	0	215,224,738	0	215,224,738

Corporate bonds and notes	0	361,551,630	0	361,551,630

Municipal obligations	0	99,398,618	0	99,398,618

Non-agency mortgage-backed securities	0	210,164,644	0	210,164,644

Yankee corporate bonds and notes	0	221,179,504	0	221,179,504

Short-term investments
Investment companies	119,018,607	0	0	119,018,607
U.S. Treasury securities	1,949,372	0	0	1,949,372
Total assets	$120,967,979	$1,264,036,371	$0	$1,385,004,350
Liabilities
Futures contracts	$40,842	$0	$0	$40,842
Total liabilities	$40,842	$0	$0	$40,842

Futures contracts are reported at their variation margin at measurement date, which represents the amount due from the Fund at that date. All other assets and liabilities are reported at their market value at measurement date.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At August 31, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.35% and declining to 0.255% as the average daily net assets of the Fund increase. For the year ended August 31, 2017, the management fee was equivalent to an annual rate of 0.34% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Notes to financial statements	Wells Fargo Ultra Short-Term Income Fund	33

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through December 31, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.70% for Class A shares, 1.45% for Class C shares, 0.55% for Administrator Class shares, and 0.35% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended August 31, 2017, State Street Bank and Trust Company (“State Street”), the Fund’s custodian, reimbursed the Fund $1,417 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in dividend income on the Statement of Operations. In addition, Funds Management was also reimbursed $4,291 by State Street for waivers/reimbursements it made to the Fund to limit Fund expenses during the period the Fund was erroneously billed.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2017, Funds Distributor received $1,867 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended August 31, 2017.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2017 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$101,464,508	$842,014,474	$2,542,714	$769,111,201

6. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2017, the Fund entered into futures contracts for speculative purposes. The Fund had an average notional amount of $437,897,400 in short futures contracts during the year ended August 31, 2017.

On August 31, 2017, the cumulative unrealized gains on futures contracts in the amount of $96,704 are reflected in net unrealized gains on investments on the Statement of Assets and Liabilities. The payable for daily variation margin on open futures contracts reflected in the Statement of Assets and Liabilities only represents the current day’s variation margin. The realized gains and change in unrealized gains (losses) on futures contracts are reflected in the Statement of Operations.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative.

34	Wells Fargo Ultra Short-Term Income Fund	Notes to financial statements

Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities
JPMorgan	$40,842	$0	$(40,842)	$0
[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended August 31, 2017, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $20,224,697 and $17,636,430 of ordinary income for the years ended August 31, 2017 and August 31, 2016, respectively.

As of August 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Post-October capital losses deferred	Capital loss carryforward
$119,362	$1,790,596	$(283,156)	$(44,780,007)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Ultra Short-Term Income Fund	35

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Ultra Short-Term Income Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with custodians and brokers, or by other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Ultra Short-Term Income Fund as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 26, 2017

36	Wells Fargo Ultra Short-Term Income Fund	Other information (unaudited)

TAX INFORMATION

For the fiscal year ended August 31, 2017, $15,641,865 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Ultra Short-Term Income Fund	37

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

38	Wells Fargo Ultra Short-Term Income Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996: Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Advisory Board Members

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Advisory Board Member, since 2017	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	None
Pamela Wheelock (Born 1959)	Advisory Board Member, since 2017	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	None

Other information (unaudited)	Wells Fargo Ultra Short-Term Income Fund	39

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 76 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

40	Wells Fargo Ultra Short-Term Income Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Ultra Short-Term Income Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2016. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark

Other information (unaudited)	Wells Fargo Ultra Short-Term Income Fund	41

index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than or in range of the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the Bloomberg Barclays Short-Term U.S. Government/Credit Bond Index, for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

42	Wells Fargo Ultra Short-Term Income Fund	Other information (unaudited)

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Ultra Short-Term Income Fund	43

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Distributor nor Wells Fargo Funds Management holds fund shareholder accounts or assets. This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

305822 10-17 A223/AR223 08-17

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended August 31, 2017	Fiscal year ended August 31, 2016
Audit fees	$412,012	$440,837
Audit-related fees	—	—
Tax fees (1)	38,040	36,795
All other fees	—	—

	$450,052	$462,540

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

Wells Fargo Adjustable Rate Government Fund and Wells Fargo Government Securities Fund included a Summary Portfolio of Investments under Item 1. A Portfolio of Investments for each of Wells Fargo Adjustable Rate Government Fund and Wells Fargo Government Securities Fund are filed under this Item.

A Portfolio of Investments for each series of Wells Fargo Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

Portfolio of investments—August 31, 2017	Wells Fargo Adjustable Rate Government Fund	1

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 97.81%
FDIC Series 2010-S2 Class 3A (1 Month LIBOR +0.70%) 144A±	1.93%	12-29-2045	$597,524	$598,444
FHLMC (1 Year Treasury Constant Maturity +0.69%) ±	1.38	4-1-2030	78,238	78,874
FHLMC (10 Year Treasury Constant Maturity -0.85%) ±	1.42	3-15-2024	527,276	523,273
FHLMC (11th District Cost of Funds +1.25%) ±	1.75	5-1-2019	2,873	2,859
FHLMC (11th District Cost of Funds +1.25%) ±	1.83	2-1-2037	427,960	432,185
FHLMC (11th District Cost of Funds +1.25%) ±	1.84	7-1-2018	308	306
FHLMC (11th District Cost of Funds +1.25%) ±	1.84	1-1-2019	1,021	1,017
FHLMC (11th District Cost of Funds +1.25%) ±	1.84	2-1-2019	2,250	2,240
FHLMC (11th District Cost of Funds +1.25%) ±	1.84	2-1-2035	202,660	200,417
FHLMC (11th District Cost of Funds +1.25%) ±	1.87	1-1-2030	4,356	4,310
FHLMC (11th District Cost of Funds +1.25%) ±	1.87	1-1-2030	3,996	3,955
FHLMC (11th District Cost of Funds +1.25%) ±	1.87	7-1-2030	159,108	156,944
FHLMC (11th District Cost of Funds +1.25%) ±	1.88	12-1-2017	630	629
FHLMC (11th District Cost of Funds +1.25%) ±	1.88	5-1-2018	203	202
FHLMC (11th District Cost of Funds +1.25%) ±	1.88	6-1-2018	2,096	2,089
FHLMC (11th District Cost of Funds +1.25%) ±	1.88	9-1-2018	176	175
FHLMC (11th District Cost of Funds +1.36%) ±	1.98	10-1-2030	7,121	7,085
FHLMC (11th District Cost of Funds +1.41%) ±	2.04	3-1-2018	496	495
FHLMC (11th District Cost of Funds +1.44%) ±	2.08	6-1-2020	26,328	26,250
FHLMC (11th District Cost of Funds +1.50%) ±	2.09	8-1-2018	417	416
FHLMC (11th District Cost of Funds +1.25%) ±	2.23	11-1-2030	323,188	322,411
FHLMC (11th District Cost of Funds +1.69%) ±	2.32	1-1-2022	8,330	8,320
FHLMC (11th District Cost of Funds +1.65%) ±	2.33	10-1-2018	2,590	2,585
FHLMC (1 Year Treasury Constant Maturity +1.99%) ±	2.36	11-1-2034	353,301	371,515
FHLMC (1 Year Treasury Constant Maturity +2.01%) ±	2.39	6-1-2020	690	689
FHLMC (1 Year Treasury Constant Maturity +1.88%) ±	2.48	5-1-2035	375,714	395,424
FHLMC (11th District Cost of Funds +1.88%) ±	2.50	6-1-2019	32,112	32,109
FHLMC (12 Month Treasury Average +1.90%) ±	2.52	5-1-2028	241,220	250,875
FHLMC (11th District Cost of Funds +1.88%) ±	2.58	3-1-2025	403,734	404,139
FHLMC (11th District Cost of Funds +1.97%) ±	2.58	6-1-2029	246,199	246,218
FHLMC (11th District Cost of Funds +1.91%) ±	2.58	12-1-2018	2,549	2,546
FHLMC (1 Year Treasury Constant Maturity +2.02%) ±	2.64	5-1-2020	322	322
FHLMC (7th District Monthly Cost of Funds +1.53%) ±	2.65	6-1-2019	15,283	15,316
FHLMC (11th District Cost of Funds +1.91%) ±	2.66	12-1-2018	4,573	4,568
FHLMC (1 Year Treasury Constant Maturity +2.03%) ±	2.67	3-1-2025	71,429	74,133
FHLMC (6 Month LIBOR +1.42%) ±	2.67	2-1-2037	9,590	9,866
FHLMC (1 Year Treasury Constant Maturity +1.55%) ±	2.68	7-1-2030	5,883	5,875
FHLMC (1 Year Treasury Constant Maturity +2.05%) ±	2.68	1-1-2030	18,906	19,560
FHLMC (1 Year Treasury Constant Maturity +2.29%) ±	2.69	11-1-2029	173,993	180,119
FHLMC (1 Year Treasury Constant Maturity +2.07%) ±	2.71	8-1-2033	1,774,490	1,838,217
FHLMC (1 Year Treasury Constant Maturity +2.02%) ±	2.71	12-1-2035	605,633	634,995
FHLMC (1 Year Treasury Constant Maturity +2.22%) ±	2.72	10-1-2033	1,657,160	1,743,995
FHLMC (1 Year Treasury Constant Maturity +2.22%) ±	2.72	10-1-2033	757,523	797,007
FHLMC (1 Year Treasury Constant Maturity +2.22%) ±	2.72	10-1-2033	346,450	365,216
FHLMC (1 Year Treasury Constant Maturity +2.02%) ±	2.73	5-1-2020	176	177
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.75	10-1-2034	1,786,441	1,878,644
FHLMC (1 Year Treasury Constant Maturity +2.18%) ±	2.76	8-1-2034	1,109,017	1,163,773
FHLMC (1 Year Treasury Constant Maturity +2.27%) ±	2.77	5-1-2025	75,498	76,679
FHLMC (1 Year Treasury Constant Maturity +2.27%) ±	2.77	11-1-2029	158,619	161,800
FHLMC (1 Year Treasury Constant Maturity +2.16%) ±	2.78	1-1-2024	1,416	1,413

2	Wells Fargo Adjustable Rate Government Fund	Portfolio of investments—August 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.80%	2-1-2036	$1,369,421	$1,442,235
FHLMC (1 Year Treasury Constant Maturity +2.19%) ±	2.80	4-1-2023	234,255	235,100
FHLMC (1 Year Treasury Constant Maturity +2.10%) ±	2.80	10-1-2037	1,514,912	1,588,345
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	2.80	5-1-2034	2,219,079	2,337,967
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	2.80	7-1-2034	166,630	175,702
FHLMC (1 Year Treasury Constant Maturity +2.20%) ±	2.81	12-1-2034	526,833	553,166
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.81	4-1-2036	660,174	695,439
FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	2.81	6-1-2035	2,183,796	2,299,187
FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	2.81	11-1-2035	1,289,797	1,359,334
FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	2.81	4-1-2035	3,275,171	3,445,297
FHLMC (1 Year Treasury Constant Maturity +2.15%) ±	2.81	4-1-2037	3,569,706	3,743,431
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.81	9-1-2033	245,027	258,442
FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	2.81	10-1-2034	1,191,431	1,255,002
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	2.82	9-1-2035	4,265,321	4,489,758
FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	2.82	2-1-2036	1,272,272	1,336,189
FHLMC (1 Year Treasury Constant Maturity +2.28%) ±	2.82	10-1-2036	713,447	755,026
FHLMC (1 Year Treasury Constant Maturity +2.27%) ±	2.82	2-1-2034	792,865	841,446
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.83	2-1-2035	3,557,702	3,747,558
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.83	5-1-2034	107,520	113,481
FHLMC (1 Year Treasury Constant Maturity +2.17%) ±	2.84	6-1-2036	1,259,751	1,323,419
FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	2.84	1-1-2036	1,848,293	1,947,871
FHLMC (1 Year Treasury Constant Maturity +2.27%) ±	2.84	7-1-2031	1,341,337	1,381,076
FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	2.84	12-1-2032	2,812,514	2,947,488
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.84	12-1-2035	2,053,966	2,161,752
FHLMC (1 Year Treasury Constant Maturity +2.22%) ±	2.84	12-1-2033	932,569	981,360
FHLMC (1 Year Treasury Constant Maturity +2.29%) ±	2.85	11-1-2027	519,965	546,896
FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	2.86	2-1-2036	870,953	916,605
FHLMC (11th District Cost of Funds +2.23%) ±	2.86	7-1-2018	5,054	5,054
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.86	6-1-2035	147,731	155,744
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.87	1-1-2037	213,991	225,682
FHLMC (1 Year Treasury Constant Maturity +2.34%) ±	2.87	9-1-2038	557,392	586,741
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	2.87	4-1-2034	460,426	481,896
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	2.87	9-1-2035	1,673,578	1,763,865
FHLMC (1 Year Treasury Constant Maturity +2.27%) ±	2.87	10-1-2036	809,100	850,578
FHLMC (11th District Cost of Funds +2.25%) ±	2.88	8-1-2019	8,795	8,828
FHLMC (1 Year Treasury Constant Maturity +2.29%) ±	2.88	9-1-2030	251,617	262,401
FHLMC (1 Year Treasury Constant Maturity +2.44%) ±	2.88	12-1-2032	635,677	671,466
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.88	8-1-2035	2,271,420	2,393,154
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.88	8-1-2035	594,054	625,999
FHLMC (1 Year Treasury Constant Maturity +2.13%) ±	2.88	7-1-2019	700	699
FHLMC (1 Year Treasury Constant Maturity +2.28%) ±	2.88	1-1-2035	395,578	417,989
FHLMC (1 Year Treasury Constant Maturity +2.26%) ±	2.88	2-1-2036	667,926	702,687
FHLMC (1 Year Treasury Constant Maturity +2.22%) ±	2.89	7-1-2036	399,758	426,977
FHLMC (1 Year Treasury Constant Maturity +2.21%) ±	2.89	1-1-2037	1,393,452	1,465,837
FHLMC (1 Year Treasury Constant Maturity +2.22%) ±	2.89	1-1-2033	698,566	734,305
FHLMC (1 Year Treasury Constant Maturity +2.29%) ±	2.90	11-1-2035	1,270,538	1,341,173
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	2.90	5-1-2038	1,462,619	1,533,695
FHLMC (1 Year Treasury Constant Maturity +2.30%) ±	2.90	1-1-2036	700,093	739,587
FHLMC (1 Year Treasury Constant Maturity +2.26%) ±	2.90	5-1-2034	1,637,374	1,716,953
FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	2.91	4-1-2037	658,539	695,149

Portfolio of investments—August 31, 2017	Wells Fargo Adjustable Rate Government Fund	3

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.92%	11-1-2036	$1,219,771	$1,284,451
FHLMC (1 Year Treasury Constant Maturity +2.36%) ±	2.92	1-1-2028	19,495	20,392
FHLMC (1 Year Treasury Constant Maturity +2.21%) ±	2.92	11-1-2036	1,262,343	1,325,631
FHLMC (1 Year Treasury Constant Maturity +2.30%) ±	2.93	3-1-2037	462,481	487,075
FHLMC (1 Year Treasury Constant Maturity +2.36%) ±	2.93	1-1-2028	4,185	4,399
FHLMC (1 Year Treasury Constant Maturity +2.16%) ±	2.93	6-1-2033	486,335	509,217
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	2.93	5-1-2038	1,101,710	1,153,331
FHLMC (1 Year Treasury Constant Maturity +2.31%) ±	2.93	9-1-2029	846,682	883,923
FHLMC (1 Year Treasury Constant Maturity +2.32%) ±	2.93	7-1-2031	192,568	203,671
FHLMC (1 Year Treasury Constant Maturity +2.27%) ±	2.94	1-1-2037	2,514,525	2,645,876
FHLMC (1 Year Treasury Constant Maturity +2.35%) ±	2.94	2-1-2036	135,950	143,333
FHLMC (1 Year Treasury Constant Maturity +2.27%) ±	2.94	2-1-2036	931,712	981,688
FHLMC (1 Year Treasury Constant Maturity +2.30%) ±	2.95	7-1-2038	820,366	866,749
FHLMC (1 Year Treasury Constant Maturity +2.29%) ±	2.95	2-1-2034	2,059,991	2,175,780
FHLMC (1 Year Treasury Constant Maturity +2.26%) ±	2.95	9-1-2038	800,061	832,336
FHLMC (1 Year Treasury Constant Maturity +2.33%) ±	2.95	11-1-2022	151,327	156,986
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	2.96	2-1-2034	994,267	1,041,725
FHLMC (1 Year Treasury Constant Maturity +2.38%) ±	2.96	6-1-2035	1,961,415	2,042,413
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.96	3-1-2036	804,335	844,944
FHLMC (1 Year Treasury Constant Maturity +2.17%) ±	2.97	5-1-2037	350,009	367,997
FHLMC (1 Year Treasury Constant Maturity +2.31%) ±	2.97	6-1-2035	1,282,051	1,354,318
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.97	2-1-2036	1,368,134	1,442,426
FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	2.97	3-1-2027	103,200	105,183
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	2.98	1-1-2034	1,003,341	1,055,246
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	2.98	2-1-2034	662,100	699,496
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	2.98	4-1-2034	374,960	394,593
FHLMC (1 Year Treasury Constant Maturity +2.39%) ±	2.99	9-1-2030	5,763,282	5,981,900
FHLMC (1 Year Treasury Constant Maturity +2.28%) ±	2.99	4-1-2037	1,749,186	1,841,353
FHLMC (1 Year Treasury Constant Maturity +2.33%) ±	2.99	9-1-2033	816,884	866,778
FHLMC (1 Year Treasury Constant Maturity +2.33%) ±	3.00	10-1-2033	2,077,228	2,177,083
FHLMC (1 Year Treasury Constant Maturity +2.35%) ±	3.00	7-1-2038	1,452,330	1,535,118
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.00	5-1-2034	361,470	382,320
FHLMC (12 Month Treasury Average +2.38%) ±	3.00	6-1-2028	151,757	156,130
FHLMC (1 Year Treasury Constant Maturity +2.35%) ±	3.01	6-1-2035	582,460	616,056
FHLMC (11th District Cost of Funds +2.39%) ±	3.02	6-1-2021	56,270	56,733
FHLMC (1 Year Treasury Constant Maturity +2.35%) ±	3.02	2-1-2031	639,752	671,423
FHLMC (3 Year Treasury Constant Maturity +2.27%) ±	3.03	4-1-2032	92,073	94,182
FHLMC (Cost of Funds National Median +1.91%) ±	3.03	2-1-2018	89	89
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	3.03	3-1-2034	800,903	840,181
FHLMC (1 Year Treasury Constant Maturity +2.36%) ±	3.04	2-1-2035	1,145,537	1,210,243
FHLMC (1 Year Treasury Constant Maturity +2.27%) ±	3.04	8-1-2027	7,175	7,267
FHLMC (6 Month LIBOR +1.67%) ±	3.05	6-1-2037	772,530	800,714
FHLMC (6 Month LIBOR +1.69%) ±	3.05	1-1-2037	1,431,165	1,488,808
FHLMC (1 Year Treasury Constant Maturity +2.33%) ±	3.05	9-1-2032	1,761,010	1,848,560
FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	3.06	7-1-2037	647,761	682,739
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	3.06	3-1-2034	888,848	933,214
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.06	4-1-2038	1,294,835	1,362,556
FHLMC (3 Year Treasury Constant Maturity +2.15%) ±	3.06	2-1-2027	45,256	45,651
FHLMC (US Treasury H15 Treasury Bill 6 Month Auction Investment Rate +2.13%) ±	3.07	1-1-2023	32,446	33,889
FHLMC (1 Year Treasury Constant Maturity +2.48%) ±	3.07	6-1-2035	1,938,554	2,061,674

4	Wells Fargo Adjustable Rate Government Fund	Portfolio of investments—August 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.07%	4-1-2037	$2,552,917	$2,697,164
FHLMC (1 Year Treasury Constant Maturity +2.41%) ±	3.08	10-1-2030	1,856,246	1,939,599
FHLMC (1 Year Treasury Constant Maturity +2.48%) ±	3.08	10-1-2025	74,899	76,392
FHLMC (1 Year Treasury Constant Maturity +2.55%) ±	3.08	9-1-2029	137,403	140,512
FHLMC (1 Year Treasury Constant Maturity +2.37%) ±	3.08	1-1-2037	2,110,962	2,235,446
FHLMC (1 Year Treasury Constant Maturity +2.37%) ±	3.09	4-1-2034	555,830	581,482
FHLMC (6 Month LIBOR +1.73%) ±	3.11	6-1-2024	7,989	8,012
FHLMC (1 Year Treasury Constant Maturity +2.43%) ±	3.11	6-1-2025	64,458	65,455
FHLMC (1 Year Treasury Constant Maturity +2.36%) ±	3.11	4-1-2038	1,882,331	1,998,578
FHLMC (1 Year Treasury Constant Maturity +2.29%) ±	3.11	9-1-2033	970,902	1,025,292
FHLMC (12 Month Treasury Average +2.37%) ±	3.12	7-1-2027	621,047	626,025
FHLMC (1 Year Treasury Constant Maturity +2.40%) ±	3.12	9-1-2031	71,584	72,782
FHLMC (US Treasury H15 Treasury Bill 6 Month Auction High Discount Rate +2.50%) ±	3.13	11-1-2018	1,461	1,459
FHLMC (12 Month LIBOR +1.78%) ±	3.13	11-1-2035	544,351	573,518
FHLMC (1 Year Treasury Constant Maturity +2.48%) ±	3.15	6-1-2030	34,981	35,714
FHLMC (12 Month LIBOR +1.76%) ±	3.15	10-1-2036	743,649	783,539
FHLMC (12 Month LIBOR +1.78%) ±	3.16	10-1-2035	2,343,736	2,472,801
FHLMC (12 Month LIBOR +1.77%) ±	3.16	10-1-2035	1,333,609	1,403,847
FHLMC (12 Month Treasury Average +2.46%) ±	3.16	10-1-2029	111,699	114,646
FHLMC (1 Year Treasury Constant Maturity +2.34%) ±	3.18	7-1-2034	662,661	693,226
FHLMC (US Treasury H15 Treasury Bill 6 Month Auction Investment Rate +1.94%) ±	3.19	7-1-2024	36,262	36,210
FHLMC (1 Year Treasury Constant Maturity +2.44%) ±	3.19	2-1-2029	214,919	221,418
FHLMC (1 Year Treasury Constant Maturity +2.43%) ±	3.19	8-1-2029	98,089	99,704
FHLMC (1 Year Treasury Constant Maturity +2.48%) ±	3.20	2-1-2030	53,699	54,440
FHLMC (1 Year Treasury Constant Maturity +2.28%) ±	3.20	5-1-2035	2,275,648	2,395,956
FHLMC (12 Month LIBOR +1.73%) ±	3.21	1-1-2035	433,662	458,857
FHLMC (12 Month LIBOR +1.80%) ±	3.21	5-1-2039	1,159,128	1,216,995
FHLMC (1 Year Treasury Constant Maturity +2.43%) ±	3.22	11-1-2029	770,876	806,901
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	3.23	5-1-2032	51,772	54,050
FHLMC (12 Month LIBOR +1.74%) ±	3.24	12-1-2036	556,904	583,677
FHLMC (1 Year Treasury Constant Maturity +2.58%) ±	3.25	8-1-2030	3,519,092	3,669,313
FHLMC (1 Year Treasury Constant Maturity +2.48%) ±	3.26	6-1-2030	104,531	106,788
FHLMC (1 Year Treasury Constant Maturity +2.52%) ±	3.26	11-1-2029	114,134	118,067
FHLMC (1 Year Treasury Constant Maturity +2.40%) ±	3.26	7-1-2029	58,690	61,221
FHLMC (Cost of Funds National Median +2.18%) ±	3.27	12-1-2025	83,970	85,066
FHLMC (1 Year Treasury Constant Maturity +2.44%) ±	3.30	4-1-2029	125,909	127,911
FHLMC (1 Year Treasury Constant Maturity +2.48%) ±	3.30	6-1-2030	364,185	380,492
FHLMC (1 Year Treasury Constant Maturity +2.48%) ±	3.30	10-1-2024	94,799	98,916
FHLMC (12 Month LIBOR +1.86%) ±	3.31	9-1-2036	790,231	834,318
FHLMC (1 Year Treasury Constant Maturity +2.31%) ±	3.31	6-1-2035	542,179	569,902
FHLMC (1 Year Treasury Constant Maturity +2.22%) ±	3.35	8-1-2033	244,074	257,771
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	3.35	10-1-2033	58,432	59,023
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	3.35	11-1-2026	76,229	78,822
FHLMC (1 Year Treasury Constant Maturity +2.67%) ±	3.36	5-1-2028	242,016	251,578
FHLMC (1 Year Treasury Constant Maturity +2.61%) ±	3.36	9-1-2030	108,835	111,164
FHLMC (6 Month LIBOR +2.12%) ±	3.37	5-1-2037	281,776	296,838
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.37	7-1-2035	2,393,189	2,517,156
FHLMC (3 Year Treasury Constant Maturity +2.44%) ±	3.38	5-1-2032	230,513	237,920
FHLMC (12 Month LIBOR +1.92%) ±	3.39	4-1-2035	1,128,837	1,198,549
FHLMC (1 Year Treasury Constant Maturity +2.60%) ±	3.40	6-1-2032	232,198	237,420

Portfolio of investments—August 31, 2017	Wells Fargo Adjustable Rate Government Fund	5

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FHLMC (6 Month LIBOR +2.07%) ±	3.40%	6-1-2026	$1,004,721	$1,036,273
FHLMC (12 Month LIBOR +1.79%) ±	3.41	2-1-2037	567,519	597,719
FHLMC (12 Month LIBOR +1.67%) ±	3.42	8-1-2035	148,944	153,003
FHLMC (1 Year Treasury Constant Maturity +2.47%) ±	3.42	7-1-2034	866,180	912,814
FHLMC (12 Month LIBOR +1.77%) ±	3.42	5-1-2037	1,480,646	1,549,879
FHLMC (2 Year Treasury Constant Maturity +2.44%) ±	3.45	8-1-2029	109,968	114,079
FHLMC (1 Year Treasury Constant Maturity +2.48%) ±	3.48	10-1-2025	32,100	32,253
FHLMC (12 Month LIBOR +1.98%) ±	3.48	11-1-2032	121,688	124,562
FHLMC (12 Month LIBOR +1.75%) ±	3.50	4-1-2035	298,759	314,697
FHLMC (3 Year Treasury Constant Maturity +2.44%) ±	3.51	5-1-2031	123,322	129,859
FHLMC (12 Month LIBOR +1.77%) ±	3.54	6-1-2035	1,203,111	1,262,388
FHLMC (3 Year Treasury Constant Maturity +2.62%) ±	3.55	6-1-2035	1,225,080	1,282,479
FHLMC (12 Month LIBOR +1.91%) ±	3.55	3-1-2032	851,400	900,337
FHLMC (12 Month LIBOR +1.84%) ±	3.59	4-1-2035	1,487,123	1,572,011
FHLMC (12 Month LIBOR +1.99%) ±	3.59	7-1-2036	735,666	775,976
FHLMC (12 Month LIBOR +1.75%) ±	3.59	6-1-2033	797,575	841,971
FHLMC (12 Month LIBOR +1.75%) ±	3.61	5-1-2033	245,904	260,920
FHLMC (12 Month LIBOR +1.89%) ±	3.63	4-1-2037	603,030	638,168
FHLMC (Cost of Funds National Median +2.57%) ±	3.65	12-1-2025	405,120	423,184
FHLMC (12 Month LIBOR +1.91%) ±	3.66	4-1-2037	1,073,393	1,131,597
FHLMC (6 Month LIBOR +2.38%) ±	3.66	2-1-2024	20,125	20,231
FHLMC (12 Month LIBOR +1.87%) ±	3.69	5-1-2035	236,009	248,240
FHLMC (5 Year Treasury Constant Maturity +2.13%) ±	3.70	8-1-2029	9,711	9,714
FHLMC (Federal Cost of Funds +2.72%) ±	3.89	4-1-2023	14,543	14,729
FHLMC (FHLMC National Average Mortgage Contract +3.27%) ±	3.89	2-1-2021	17,437	17,812
FHLMC	4.00	12-15-2023	25,704	25,864
FHLMC (5 Year Treasury Constant Maturity +2.44%) ±	4.29	8-1-2027	65,875	66,066
FHLMC (6 Month LIBOR +3.30%) ±	4.62	11-1-2026	104,649	108,352
FHLMC	5.00	10-1-2022	11,199	11,748
FHLMC (1 Year Treasury Constant Maturity +2.32%) ±	5.51	8-1-2024	278,742	287,518
FHLMC	6.50	4-1-2018	11,369	11,430
FHLMC	7.00	9-1-2035	67,233	69,025
FHLMC	8.50	5-1-2020	3,015	3,020
FHLMC Series 0020 Class F ±±	1.74	7-1-2029	15,613	15,984
FHLMC Series 1671 Class QA (11th District Cost of Funds +0.95%) ±	1.61	2-15-2024	590,190	602,605
FHLMC Series 1686 Class FE (11th District Cost of Funds +1.10%) ±	1.76	2-15-2024	24,267	24,786
FHLMC Series 1730 Class FA (10 Year Treasury Constant Maturity -0.60%) ±	1.67	5-15-2024	155,822	151,755
FHLMC Series 2315 Class FW (1 Month LIBOR +0.55%) ±	1.78	4-15-2027	102,025	103,320
FHLMC Series 2391 Class EF (1 Month LIBOR +0.50%) ±	1.73	6-15-2031	86,539	87,014
FHLMC Series 2454 Class SL (1 Month LIBOR +8.00%) ±(c)	6.77	3-15-2032	176,445	38,512
FHLMC Series 2461 Class FI (1 Month LIBOR +0.50%) ±	1.73	4-15-2028	125,295	125,793
FHLMC Series 2464 Class FE (1 Month LIBOR +1.00%) ±	2.23	3-15-2032	115,002	118,279
FHLMC Series 2466 Class FV (1 Month LIBOR +0.55%) ±	1.78	3-15-2032	215,284	218,485
FHLMC Series 2538 Class F (1 Month LIBOR +0.60%) ±	1.83	12-15-2032	482,050	488,915
FHLMC Series 3335 Class FT (1 Month LIBOR +0.15%) ±	1.38	8-15-2019	44,296	44,297
FHLMC Series 3436 Class A ±±	2.74	11-15-2036	1,134,693	1,198,952
FHLMC Series T-15 Class A6 (1 Month LIBOR +0.40%) ±	1.63	11-25-2028	621,864	622,688
FHLMC Series T-16 Class A (1 Month LIBOR +0.35%) ±	1.58	6-25-2029	1,498,547	1,528,454
FHLMC Series T-20 Class A7 (1 Month LIBOR +0.30%) ±	1.53	12-25-2029	2,743,354	2,671,198
FHLMC Series T-21 Class A (1 Month LIBOR +0.36%) ±	1.59	10-25-2029	1,488,650	1,476,790

6	Wells Fargo Adjustable Rate Government Fund	Portfolio of investments—August 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FHLMC Series T-23 Class A (1 Month LIBOR +0.28%) ±	1.51%	5-25-2030	$1,766,670	$1,737,134
FHLMC Series T-27 Class A (1 Month LIBOR +0.30%) ±	1.53	10-25-2030	1,190,260	1,188,285
FHLMC Series T-30 Class A7 (1 Month LIBOR +0.36%) ±	1.59	12-25-2030	1,197,066	1,157,174
FHLMC Series T-35 Class A (1 Month LIBOR +0.28%) ±	1.51	9-25-2031	3,380,193	3,340,728
FHLMC Series T-48 Class 2A ±±	3.63	7-25-2033	2,445,084	2,536,723
FHLMC Series T-54 Class 4A ±±	3.43	2-25-2043	1,643,852	1,687,721
FHLMC Series T-55 Class 1A1	6.50	3-25-2043	71,579	81,681
FHLMC Series T-56 Class 3AF (1 Month LIBOR +1.00%) ±	2.23	5-25-2043	1,066,576	1,091,524
FHLMC Series T-62 Class 1A1 (12 Month Treasury Average +1.20%) ±	1.93	10-25-2044	4,222,032	4,291,549
FHLMC Series T-63 Class 1A1 (12 Month Treasury Average +1.20%) ±	1.93	2-25-2045	3,807,438	3,876,955
FHLMC Series T-66 Class 2A1 ±±	3.29	1-25-2036	2,473,008	2,525,042
FHLMC Series T-67 Class 1A1C ±±	3.20	3-25-2036	5,934,272	6,135,706
FHLMC Series T-67 Class 2A1C ±±	3.24	3-25-2036	4,904,359	5,044,467
FHLMC Series T-75 Class A1 (1 Month LIBOR +0.04%) ±	1.27	12-25-2036	2,000,515	1,990,386
FNMA (1 Month LIBOR +0.35%) ±	1.58	8-25-2018	793,010	794,182
FNMA (11th District Cost of Funds +1.25%) ±	1.81	4-1-2021	33,723	33,499
FNMA (11th District Cost of Funds +1.25%) ±	1.83	3-1-2033	154,678	156,197
FNMA (11th District Cost of Funds +1.25%) ±	1.84	11-1-2024	4,511	4,493
FNMA (11th District Cost of Funds +1.25%) ±	1.84	4-1-2019	930	927
FNMA (11th District Cost of Funds +1.25%) ±	1.88	3-1-2021	313	311
FNMA (11th District Cost of Funds +1.25%) ±	1.90	10-1-2017	600	599
FNMA (11th District Cost of Funds +1.25%) ±	1.90	1-1-2018	3,283	3,275
FNMA (11th District Cost of Funds +1.25%) ±	1.90	11-1-2023	29,686	29,438
FNMA (11th District Cost of Funds +1.25%) ±	1.90	4-1-2042	2,198,123	2,224,450
FNMA (11th District Cost of Funds +1.25%) ±	1.90	10-1-2044	1,228,102	1,243,661
FNMA (1 Year Treasury Constant Maturity +1.25%) ±	1.90	1-1-2021	1,888	1,920
FNMA (11th District Cost of Funds +1.26%) ±	1.90	1-1-2035	1,074,979	1,083,529
FNMA (1 Year Treasury Constant Maturity +1.25%) ±	1.91	1-1-2021	1,300	1,323
FNMA (11th District Cost of Funds +1.25%) ±	1.97	12-1-2017	6,966	6,957
FNMA (11th District Cost of Funds +1.38%) ±	1.97	4-1-2018	299	298
FNMA (11th District Cost of Funds +1.25%) ±	2.06	1-1-2038	192,763	191,774
FNMA (11th District Cost of Funds +1.46%) ±	2.09	4-1-2024	2,112,991	2,119,696
FNMA (11th District Cost of Funds +1.50%) ±	2.13	5-1-2019	47	47
FNMA (11th District Cost of Funds +1.50%) ±	2.13	6-1-2019	171	171
FNMA (11th District Cost of Funds +1.25%) ±	2.15	9-1-2037	2,641,288	2,669,188
FNMA (12 Month Treasury Average +1.40%) ±	2.18	12-1-2030	96,075	96,828
FNMA (11th District Cost of Funds +1.50%) ±	2.18	2-1-2018	162	162
FNMA (11th District Cost of Funds +1.78%) ±	2.24	1-1-2036	348,522	350,640
FNMA (1 Year Treasury Constant Maturity +1.74%) ±	2.24	5-1-2018	564	563
FNMA (11th District Cost of Funds +1.50%) ±	2.25	1-1-2019	18,569	18,529
FNMA (6 Month LIBOR +1.00%) ±	2.25	12-1-2020	11,938	11,941
FNMA (1 Year Treasury Constant Maturity +1.50%) ±	2.29	8-1-2030	1,418,410	1,451,132
FNMA (1 Month LIBOR +1.17%) ±	2.30	5-1-2029	47,364	49,114
FNMA (11th District Cost of Funds +1.25%) ±	2.36	11-1-2020	314,910	314,665
FNMA (11th District Cost of Funds +1.68%) ±	2.37	5-1-2028	27,892	27,938
FNMA (1 Year Treasury Constant Maturity +1.74%) ±	2.37	1-1-2035	91,547	96,583
FNMA (6 Month LIBOR +1.00%) ±	2.38	6-1-2021	27,331	28,211
FNMA (11th District Cost of Funds +1.75%) ±	2.39	3-1-2033	324,441	325,687
FNMA (11th District Cost of Funds +1.78%) ±	2.41	11-1-2022	35,944	35,990
FNMA (1 Year Treasury Constant Maturity +1.70%) ±	2.42	2-1-2033	425,540	446,279

Portfolio of investments—August 31, 2017	Wells Fargo Adjustable Rate Government Fund	7

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA (11th District Cost of Funds +1.83%) ±	2.44%	1-1-2036	$77,482	$77,987
FNMA (3 Year Treasury Constant Maturity +1.21%) ±	2.45	3-1-2030	18,970	19,025
FNMA (1 Year Treasury Constant Maturity +1.82%) ±	2.45	4-1-2038	588,223	621,594
FNMA (6 Month LIBOR +1.08%) ±	2.45	9-1-2032	56,687	56,776
FNMA (1 Year Treasury Constant Maturity +1.58%) ±	2.46	3-1-2034	392,633	414,489
FNMA (1 Year Treasury Constant Maturity +1.67%) ±	2.46	4-1-2033	192,980	202,760
FNMA (11th District Cost of Funds +1.86%) ±	2.49	10-1-2027	550,003	562,799
FNMA (Federal Cost of Funds +1.25%) ±	2.50	1-1-2018	13,722	13,764
FNMA (1 Year Treasury Constant Maturity +2.00%) ±	2.50	2-1-2020	1,264	1,265
FNMA (11th District Cost of Funds +1.86%) ±	2.51	10-1-2024	1,563	1,566
FNMA (11th District Cost of Funds +1.84%) ±	2.52	9-1-2030	396,824	400,375
FNMA (6 Month LIBOR +1.15%) ±	2.52	8-1-2032	234,851	235,481
FNMA (11th District Cost of Funds +1.78%) ±	2.52	5-1-2028	64,475	64,847
FNMA (11th District Cost of Funds +1.86%) ±	2.53	9-1-2019	23,013	23,038
FNMA (1 Year Treasury Constant Maturity +1.52%) ±	2.54	8-1-2033	1,276,446	1,312,890
FNMA (6 Month LIBOR +1.18%) ±	2.55	8-1-2033	186,447	194,264
FNMA (US Treasury H15 Treasury Bill 6 Month Auction Investment Rate +1.75%) ±	2.56	7-1-2020	3,731	3,780
FNMA (11th District Cost of Funds +1.25%) ±	2.56	4-1-2018	67,634	67,592
FNMA (1 Year Treasury Constant Maturity +2.00%) ±	2.56	11-1-2017	1,213	1,212
FNMA (11th District Cost of Funds +1.76%) ±	2.58	4-1-2030	4,175	4,201
FNMA (11th District Cost of Funds +1.97%) ±	2.59	9-1-2021	33,733	33,773
FNMA (11th District Cost of Funds +1.95%) ±	2.60	1-1-2021	136,942	137,175
FNMA (1 Year Treasury Constant Maturity +2.09%) ±	2.64	11-1-2035	958,075	1,005,754
FNMA (11th District Cost of Funds +2.02%) ±	2.65	11-1-2024	34,464	34,779
FNMA (1 Year Treasury Constant Maturity +2.11%) ±	2.65	10-1-2035	221,696	233,198
FNMA (1 Year Treasury Constant Maturity +1.89%) ±	2.66	7-1-2038	945,596	988,953
FNMA (12 Month Treasury Average +1.89%) ±	2.67	6-1-2035	762,180	796,839
FNMA (11th District Cost of Funds +1.25%) ±	2.68	10-1-2018	27,685	27,662
FNMA (12 Month Treasury Average +1.91%) ±	2.69	11-1-2035	1,128,762	1,179,590
FNMA (1 Year Treasury Constant Maturity +2.13%) ±	2.70	10-1-2025	100,370	102,867
FNMA (12 Month Treasury Average +1.91%) ±	2.70	1-1-2036	2,709,198	2,835,816
FNMA (12 Month Treasury Average +1.91%) ±	2.70	11-1-2035	45,304	47,417
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	2.72	10-1-2034	448,271	473,869
FNMA (1 Year Treasury Constant Maturity +2.09%) ±	2.72	1-1-2036	194,546	204,326
FNMA (11th District Cost of Funds +1.25%) ±	2.72	10-1-2018	15,517	15,521
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	2.72	6-1-2026	64,918	66,688
FNMA (12 Month Treasury Average +2.00%) ±	2.73	7-1-2035	1,323,892	1,388,744
FNMA (11th District Cost of Funds +2.12%) ±	2.74	4-1-2020	1,406,334	1,406,810
FNMA (6 Month LIBOR +1.37%) ±	2.74	1-1-2032	240,549	250,283
FNMA (6 Month LIBOR +1.16%) ±	2.75	8-1-2033	3,581	3,654
FNMA (12 Month Treasury Average +1.96%) ±	2.75	12-1-2035	3,551,537	3,723,412
FNMA (11th District Cost of Funds +1.25%) ±	2.75	9-1-2017	7,842	7,829
FNMA (1 Year Treasury Constant Maturity +2.13%) ±	2.75	1-1-2027	21,203	21,456
FNMA (6 Month LIBOR +1.38%) ±	2.75	8-1-2031	136,296	139,394
FNMA (6 Month LIBOR +1.38%) ±	2.75	12-1-2031	20,421	20,437
FNMA (1 Year Treasury Constant Maturity +2.17%) ±	2.76	12-1-2039	212,489	220,379
FNMA (11th District Cost of Funds +1.25%) ±	2.76	5-1-2018	47,477	47,443
FNMA (12 Month Treasury Average +1.95%) ±	2.76	11-1-2035	192,666	202,123
FNMA (12 Month Treasury Average +1.98%) ±	2.76	10-1-2035	648,586	678,649
FNMA (1 Year Treasury Constant Maturity +1.89%) ±	2.77	6-1-2032	64,054	64,636

8	Wells Fargo Adjustable Rate Government Fund	Portfolio of investments—August 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA (12 Month Treasury Average +1.98%) ±	2.77%	11-1-2035	$1,339,382	$1,405,397
FNMA (3 Year Treasury Constant Maturity +1.80%) ±	2.78	1-1-2019	215	215
FNMA (1 Year Treasury Constant Maturity +2.01%) ±	2.78	11-1-2027	27,223	27,541
FNMA (11th District Cost of Funds +1.25%) ±	2.78	7-1-2020	726,977	730,192
FNMA (12 Month Treasury Average +1.99%) ±	2.79	8-1-2035	119,938	122,782
FNMA (12 Month Treasury Average +2.00%) ±	2.79	7-1-2035	950,917	997,926
FNMA (6 Month LIBOR +1.42%) ±	2.79	9-1-2031	157,830	162,634
FNMA (6 Month LIBOR +1.42%) ±	2.79	12-1-2031	236,574	246,455
FNMA (1 Year Treasury Constant Maturity +2.18%) ±	2.80	12-1-2024	27,370	27,653
FNMA (1 Year Treasury Constant Maturity +2.15%) ±	2.80	12-1-2034	1,116,853	1,175,150
FNMA (1 Year Treasury Constant Maturity +2.18%) ±	2.81	9-1-2035	1,532,693	1,611,033
FNMA (1 Year Treasury Constant Maturity +2.08%) ±	2.81	12-1-2033	1,003,815	1,043,209
FNMA (6 Month LIBOR +1.44%) ±	2.81	12-1-2031	117,324	119,430
FNMA (US Treasury H15 Treasury Bill 6 Month Auction High Discount Rate +2.00%) ±	2.82	10-1-2018	12,884	13,050
FNMA (1 Year Treasury Constant Maturity +2.03%) ±	2.82	12-1-2032	733,222	760,638
FNMA (1 Year Treasury Constant Maturity +2.16%) ±	2.83	9-1-2035	254,017	266,394
FNMA (1 Year Treasury Constant Maturity +2.29%) ±	2.83	12-1-2030	71,753	73,322
FNMA (12 Month Treasury Average +2.08%) ±	2.83	1-1-2035	511,305	537,984
FNMA (1 Year Treasury Constant Maturity +2.14%) ±	2.84	4-1-2035	2,412,596	2,531,968
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	2.85	8-1-2031	115,004	117,918
FNMA (1 Year Treasury Constant Maturity +1.76%) ±	2.85	8-1-2032	141,623	144,872
FNMA (11th District Cost of Funds +1.25%) ±	2.85	3-1-2019	113,824	114,019
FNMA (6 Month LIBOR +1.48%) ±	2.85	10-1-2037	1,261,927	1,304,981
FNMA (1 Year Treasury Constant Maturity +2.14%) ±	2.86	4-1-2037	2,639,823	2,776,403
FNMA (1 Year Treasury Constant Maturity +2.17%) ±	2.86	11-1-2036	2,511,042	2,638,041
FNMA (1 Year Treasury Constant Maturity +2.15%) ±	2.86	10-1-2033	429,313	450,774
FNMA (1 Year Treasury Constant Maturity +2.18%) ±	2.87	11-1-2038	763,619	804,682
FNMA (1 Year Treasury Constant Maturity +2.12%) ±	2.87	3-1-2031	35,759	36,001
FNMA (1 Year Treasury Constant Maturity +2.25%) ±	2.87	6-1-2027	975	1,005
FNMA (1 Year Treasury Constant Maturity +2.37%) ±	2.87	7-1-2027	24,240	24,387
FNMA (1 Year Treasury Constant Maturity +2.24%) ±	2.87	12-1-2037	3,107,885	3,279,523
FNMA (US Treasury H15 Treasury Bill 6 Month Auction High Discount Rate +2.13%) ±	2.88	4-1-2018	19,605	19,835
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	2.88	2-1-2035	275,063	289,888
FNMA (1 Year Treasury Constant Maturity +2.04%) ±	2.88	6-1-2034	803,501	841,777
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	2.89	12-1-2032	696,100	737,525
FNMA (1 Year Treasury Constant Maturity +2.10%) ±	2.89	5-1-2035	877,148	921,224
FNMA (1 Year Treasury Constant Maturity +2.18%) ±	2.89	12-1-2035	437,240	460,486
FNMA (1 Year Treasury Constant Maturity +2.24%) ±	2.89	2-1-2033	152,406	156,298
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	2.89	2-1-2034	1,970,044	2,053,704
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	2.89	12-1-2034	1,072,641	1,125,907
FNMA (1 Year Treasury Constant Maturity +2.23%) ±	2.89	5-1-2035	1,690,831	1,784,534
FNMA (1 Year Treasury Constant Maturity +2.32%) ±	2.90	5-1-2025	38,162	38,429
FNMA (1 Year Treasury Constant Maturity +2.28%) ±	2.90	9-1-2026	37,317	38,313
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	2.90	5-1-2033	377,926	396,717
FNMA (1 Year Treasury Constant Maturity +2.33%) ±	2.90	11-1-2024	76,489	79,321
FNMA (6 Month LIBOR +1.54%) ±	2.91	1-1-2035	1,865,240	1,927,686
FNMA (1 Year Treasury Constant Maturity +2.08%) ±	2.92	9-1-2032	4,789,289	4,962,792
FNMA (1 Year Treasury Constant Maturity +2.09%) ±	2.92	9-1-2035	1,864,606	1,955,938
FNMA (12 Month LIBOR +1.53%) ±	2.92	9-1-2035	1,706,355	1,779,378
FNMA (6 Month LIBOR +1.55%) ±	2.92	12-1-2022	8,115	8,172

Portfolio of investments—August 31, 2017	Wells Fargo Adjustable Rate Government Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA (1 Year Treasury Constant Maturity +2.16%) ±	2.92%	1-1-2037	$1,256,111	$1,320,071
FNMA (6 Month LIBOR +1.55%) ±	2.92	3-1-2034	371,799	384,528
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	2.92	1-1-2037	3,048,503	3,209,688
FNMA (1 Year Treasury Constant Maturity +2.14%) ±	2.92	4-1-2040	181,485	189,822
FNMA (1 Year Treasury Constant Maturity +2.13%) ±	2.92	5-1-2033	608,750	639,341
FNMA (1 Year Treasury Constant Maturity +2.18%) ±	2.93	1-1-2035	92,144	97,219
FNMA (6 Month LIBOR +1.55%) ±	2.93	2-1-2033	209,166	217,027
FNMA (1 Year Treasury Constant Maturity +2.10%) ±	2.93	5-1-2034	784,625	825,954
FNMA (1 Year Treasury Constant Maturity +1.88%) ±	2.93	8-1-2031	62,559	65,545
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	2.94	12-1-2036	602,091	634,159
FNMA (1 Year Treasury Constant Maturity +2.17%) ±	2.94	1-1-2033	2,690,343	2,771,466
FNMA (1 Year Treasury Constant Maturity +2.18%) ±	2.94	5-1-2035	253,140	266,072
FNMA (1 Year Treasury Constant Maturity +2.25%) ±	2.94	10-1-2029	76,433	77,837
FNMA (1 Year Treasury Constant Maturity +2.26%) ±	2.94	5-1-2034	479,375	504,035
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	2.94	5-1-2036	1,096,944	1,153,774
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	2.94	7-1-2038	1,684,121	1,775,778
FNMA (1 Year Treasury Constant Maturity +2.32%) ±	2.95	1-1-2028	3,955	3,983
FNMA (6 Month LIBOR +1.57%) ±	2.95	6-1-2031	281,747	291,534
FNMA (1 Year Treasury Constant Maturity +2.32%) ±	2.95	6-1-2032	28,323	28,661
FNMA (1 Year Treasury Constant Maturity +2.31%) ±	2.95	12-1-2034	878,590	929,387
FNMA (1 Year Treasury Constant Maturity +2.28%) ±	2.95	4-1-2024	16,867	17,389
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	2.96	1-1-2027	383,395	386,928
FNMA (1 Year Treasury Constant Maturity +2.15%) ±	2.96	4-1-2033	1,061,263	1,116,121
FNMA (12 Month Treasury Average +2.17%) ±	2.96	8-1-2036	2,276,087	2,406,118
FNMA (1 Year Treasury Constant Maturity +2.14%) ±	2.96	7-1-2029	529,892	558,782
FNMA (12 Month LIBOR +1.71%) ±	2.96	9-1-2037	720,585	760,901
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	2.96	12-1-2040	408,958	430,620
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	2.96	7-1-2036	3,462,181	3,648,798
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	2.96	1-1-2038	3,884,144	4,081,563
FNMA (1 Year Treasury Constant Maturity +2.25%) ±	2.96	11-1-2033	3,259,322	3,435,229
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	2.96	3-1-2038	2,218,509	2,338,119
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	2.97	4-1-2030	15,342	15,449
FNMA (1 Year Treasury Constant Maturity +2.13%) ±	2.97	5-1-2033	1,016,996	1,068,670
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	2.97	2-1-2036	841,465	886,742
FNMA (1 Year Treasury Constant Maturity +2.18%) ±	2.97	4-1-2038	1,330,325	1,400,741
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	2.97	5-1-2037	982,310	1,036,048
FNMA (1 Year Treasury Constant Maturity +2.18%) ±	2.98	9-1-2035	4,542,825	4,780,638
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	2.98	9-1-2039	3,905,457	4,114,434
FNMA (US Treasury H15 Treasury Bill 6 Month Auction Investment Rate +1.75%) ±	2.98	7-1-2018	33,678	33,899
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	2.98	6-1-2036	1,676,862	1,766,413
FNMA (1 Year Treasury Constant Maturity +2.23%) ±	2.98	10-1-2035	1,128,886	1,191,059
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	2.99	7-1-2040	2,526,258	2,665,170
FNMA (1 Year Treasury Constant Maturity +2.29%) ±	2.99	1-1-2031	479,225	504,906
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	3.00	10-1-2036	968,140	1,019,497
FNMA (1 Year Treasury Constant Maturity +2.42%) ±	3.00	9-1-2033	583,049	621,424
FNMA (1 Year Treasury Constant Maturity +2.10%) ±	3.00	5-1-2034	666,029	697,566
FNMA (Federal Cost of Funds +1.75%) ±	3.00	8-1-2018	16,103	16,188
FNMA (6 Month LIBOR +1.63%) ±	3.00	1-1-2022	7,637	7,655
FNMA (1 Year Treasury Constant Maturity +2.25%) ±	3.00	6-1-2025	6,957	7,007
FNMA (Federal Cost of Funds +1.75%) ±	3.00	12-1-2028	18,382	18,525

10	Wells Fargo Adjustable Rate Government Fund	Portfolio of investments—August 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA (Federal Cost of Funds +1.75%) ±	3.00%	1-1-2029	$3,846	$3,889
FNMA (1 Year Treasury Constant Maturity +2.25%) ±	3.00	9-1-2022	150,944	151,977
FNMA (1 Year Treasury Constant Maturity +2.24%) ±	3.01	8-1-2037	2,873,516	3,014,611
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	3.01	12-1-2040	3,514,184	3,706,036
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	3.01	6-1-2034	2,174,469	2,288,822
FNMA (1 Year Treasury Constant Maturity +2.25%) ±	3.01	5-1-2036	2,009,118	2,092,263
FNMA (1 Year Treasury Constant Maturity +2.24%) ±	3.01	4-1-2033	734,621	773,724
FNMA (6 Month LIBOR +1.61%) ±	3.01	2-1-2033	607,960	639,220
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	3.02	6-1-2027	90,921	92,749
FNMA (1 Year Treasury Constant Maturity +2.24%) ±	3.02	5-1-2036	3,236,260	3,407,000
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	3.02	6-1-2036	1,761,862	1,853,188
FNMA (3 Year Treasury Constant Maturity +2.14%) ±	3.02	10-1-2025	7,076	7,078
FNMA (1 Year Treasury Constant Maturity +2.06%) ±	3.02	4-1-2030	91,714	93,683
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	3.02	5-1-2033	1,959,515	2,030,198
FNMA (1 Year Treasury Constant Maturity +2.24%) ±	3.02	7-1-2037	619,498	653,325
FNMA (1 Year Treasury Constant Maturity +2.28%) ±	3.03	7-1-2024	11,020	11,059
FNMA (1 Year Treasury Constant Maturity +2.25%) ±	3.03	10-1-2036	3,287,515	3,470,320
FNMA (1 Year Treasury Constant Maturity +2.28%) ±	3.03	2-1-2037	1,522,680	1,601,549
FNMA (1 Year Treasury Constant Maturity +2.18%) ±	3.03	5-1-2039	2,361,222	2,487,361
FNMA (1 Year Treasury Constant Maturity +2.25%) ±	3.03	3-1-2035	3,159,788	3,331,627
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	3.03	12-1-2040	1,121,369	1,182,674
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	3.03	11-1-2035	1,511,273	1,593,621
FNMA (1 Year Treasury Constant Maturity +2.26%) ±	3.03	5-1-2035	783,012	826,241
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	3.03	4-1-2033	916,119	960,695
FNMA (12 Month Treasury Average +2.24%) ±	3.04	8-1-2035	962,336	1,011,678
FNMA (12 Month Treasury Average +2.25%) ±	3.04	9-1-2036	588,184	623,380
FNMA (12 Month LIBOR +1.67%) ±	3.04	9-1-2034	1,201,321	1,262,767
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	3.04	3-1-2035	843,328	888,040
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	3.05	1-1-2035	3,871,287	4,081,874
FNMA (12 Month LIBOR +1.66%) ±	3.05	9-1-2036	804,978	844,771
FNMA (1 Year Treasury Constant Maturity +2.26%) ±	3.05	1-1-2038	893,270	940,599
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	3.06	9-1-2033	736,536	766,278
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	3.06	5-1-2033	262,074	276,252
FNMA (11th District Cost of Funds +1.21%) ±	3.06	10-1-2034	145,432	147,758
FNMA (1 Year Treasury Constant Maturity +2.24%) ±	3.06	1-1-2037	1,506,093	1,589,405
FNMA (1 Year Treasury Constant Maturity +2.37%) ±	3.07	9-1-2030	776,913	827,277
FNMA (1 Year Treasury Constant Maturity +2.23%) ±	3.07	8-1-2026	398,872	423,089
FNMA (1 Year Treasury Constant Maturity +2.31%) ±	3.07	5-1-2035	1,362,131	1,438,138
FNMA (1 Year Treasury Constant Maturity +2.27%) ±	3.07	12-1-2040	3,042,413	3,214,860
FNMA (US Treasury H15 Treasury Bill 6 Month Auction High Discount Rate +2.39%) ±	3.07	7-1-2020	39,087	39,310
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	3.07	9-1-2034	2,995,662	3,149,138
FNMA (1 Year Treasury Constant Maturity +2.10%) ±	3.07	7-1-2035	409,053	425,216
FNMA (1 Year Treasury Constant Maturity +2.32%) ±	3.07	1-1-2037	1,010,934	1,066,485
FNMA (3 Year Treasury Constant Maturity +1.83%) ±	3.08	4-1-2020	1,084	1,093
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	3.08	7-1-2039	3,696,393	3,881,202
FNMA (1 Year Treasury Constant Maturity +2.17%) ±	3.08	10-1-2035	1,906,844	2,008,491
FNMA (1 Year Treasury Constant Maturity +2.11%) ±	3.08	9-1-2036	623,497	651,971
FNMA (12 Month Treasury Average +2.49%) ±	3.08	6-1-2040	890,004	931,343
FNMA (1 Year Treasury Constant Maturity +2.09%) ±	3.09	8-1-2025	22,405	22,915
FNMA (1 Year Treasury Constant Maturity +2.23%) ±	3.10	11-1-2037	834,947	875,386

Portfolio of investments—August 31, 2017	Wells Fargo Adjustable Rate Government Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA (1 Year Treasury Constant Maturity +2.60%) ±	3.10%	10-1-2025	$8,669	$8,824
FNMA (1 Year Treasury Constant Maturity +2.51%) ±	3.10	5-1-2035	1,779,837	1,893,624
FNMA (1 Year Treasury Constant Maturity +2.29%) ±	3.10	10-1-2036	861,531	910,540
FNMA (1 Year Treasury Constant Maturity +2.38%) ±	3.11	8-1-2035	715,141	755,180
FNMA (1 Year Treasury Constant Maturity +2.36%) ±	3.11	11-1-2034	549,982	583,083
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	3.11	7-1-2030	593,892	630,503
FNMA (1 Year Treasury Constant Maturity +2.28%) ±	3.11	4-1-2024	47,235	47,659
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	3.11	6-1-2035	984,182	1,036,803
FNMA (6 Month LIBOR +1.74%) ±	3.12	10-1-2024	43,787	44,001
FNMA (6 Month LIBOR +1.74%) ±	3.12	12-1-2024	64,385	64,760
FNMA (1 Year Treasury Constant Maturity +2.32%) ±	3.12	1-1-2026	262,818	272,969
FNMA (1 Year Treasury Constant Maturity +2.24%) ±	3.12	7-1-2028	183	190
FNMA (1 Year Treasury Constant Maturity +2.18%) ±	3.12	6-1-2035	455,061	479,293
FNMA (Federal Cost of Funds +2.00%) ±	3.13	11-1-2028	5,529	5,575
FNMA (Federal Cost of Funds +2.00%) ±	3.13	2-1-2029	26,398	26,653
FNMA (Federal Cost of Funds +2.00%) ±	3.13	8-1-2029	108,847	116,540
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	3.13	9-1-2035	768,420	809,112
FNMA (1 Year Treasury Constant Maturity +2.24%) ±	3.13	12-1-2040	1,929,466	2,036,921
FNMA (12 Month Treasury Average +2.34%) ±	3.13	5-1-2036	481,359	511,540
FNMA (12 Month Treasury Average +2.36%) ±	3.13	8-1-2040	823,267	853,484
FNMA (1 Year Treasury Constant Maturity +2.52%) ±	3.14	11-1-2024	67,542	68,290
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	3.14	6-1-2033	284,150	294,945
FNMA (1 Year Treasury Constant Maturity +2.18%) ±	3.14	9-1-2036	660,256	697,217
FNMA (3 Year Treasury Constant Maturity +2.15%) ±	3.15	10-1-2024	36,948	37,113
FNMA (1 Year Treasury Constant Maturity +2.35%) ±	3.15	7-1-2028	668,538	693,558
FNMA (1 Year Treasury Constant Maturity +2.34%) ±	3.15	1-1-2029	347,803	362,869
FNMA (3 Year Treasury Constant Maturity +2.15%) ±	3.15	8-1-2031	39,202	39,636
FNMA (6 Month LIBOR +1.77%) ±	3.15	11-1-2034	539,331	564,508
FNMA (11th District Cost of Funds +1.25%) ±	3.15	4-1-2034	1,672,692	1,736,243
FNMA (1 Year Treasury Constant Maturity +2.40%) ±	3.15	6-1-2024	41,780	42,144
FNMA (Federal Cost of Funds +2.00%) ±	3.15	1-1-2029	2,789	2,863
FNMA (1 Year Treasury Constant Maturity +2.31%) ±	3.15	2-1-2035	1,035,422	1,094,917
FNMA (1 Year Treasury Constant Maturity +2.12%) ±	3.16	8-1-2026	54,179	55,356
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	3.16	7-1-2035	1,242,831	1,306,897
FNMA (12 Month LIBOR +1.53%) ±	3.16	1-1-2034	2,028,881	2,126,122
FNMA (1 Year Treasury Constant Maturity +2.38%) ±	3.16	7-1-2027	185,862	192,098
FNMA (1 Year Treasury Constant Maturity +2.11%) ±	3.17	7-1-2035	1,010,283	1,061,676
FNMA (1 Year Treasury Constant Maturity +2.27%) ±	3.17	1-1-2032	78,161	80,137
FNMA (1 Year Treasury Constant Maturity +2.31%) ±	3.17	4-1-2038	698,808	734,899
FNMA (1 Year Treasury Constant Maturity +2.32%) ±	3.17	4-1-2028	269,950	280,610
FNMA (1 Year Treasury Constant Maturity +2.50%) ±	3.18	9-1-2030	570,056	599,292
FNMA (1 Year Treasury Constant Maturity +2.33%) ±	3.18	9-1-2028	93,573	95,595
FNMA (1 Year Treasury Constant Maturity +2.34%) ±	3.18	3-1-2033	1,184,566	1,252,635
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	3.19	6-1-2033	651,794	684,258
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	3.19	8-1-2035	1,796,977	1,890,411
FNMA (US Treasury H15 Treasury Bill 6 Month Auction High Discount Rate +2.23%) ±	3.19	7-1-2025	2,956	3,101
FNMA (1 Year Treasury Constant Maturity +2.18%) ±	3.19	1-1-2036	995,160	1,046,075
FNMA (12 Month LIBOR +1.63%) ±	3.20	12-1-2033	1,434,468	1,508,899
FNMA (1 Year Treasury Constant Maturity +2.23%) ±	3.20	1-1-2035	660,835	697,629
FNMA (12 Month LIBOR +1.90%) ±	3.20	10-1-2034	532,042	571,183

12	Wells Fargo Adjustable Rate Government Fund	Portfolio of investments—August 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	3.20%	6-1-2035	$1,138,198	$1,196,660
FNMA (3 Year Treasury Constant Maturity +2.47%) ±	3.22	6-1-2024	20,909	20,997
FNMA (1 Year Treasury Constant Maturity +2.45%) ±	3.22	9-1-2030	359,386	382,906
FNMA (1 Year Treasury Constant Maturity +2.35%) ±	3.22	12-1-2030	741,971	779,380
FNMA (1 Year Treasury Constant Maturity +2.41%) ±	3.22	5-1-2027	71,291	73,935
FNMA (1 Year Treasury Constant Maturity +2.60%) ±	3.22	2-1-2028	39,205	39,676
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	3.22	7-1-2035	295,171	310,576
FNMA (1 Year Treasury Constant Maturity +2.32%) ±	3.22	10-1-2034	795,646	837,241
FNMA (1 Year Treasury Constant Maturity +2.33%) ±	3.23	4-1-2036	1,014,637	1,071,998
FNMA (1 Year Treasury Constant Maturity +2.30%) ±	3.23	9-1-2037	796,063	847,043
FNMA (6 Month LIBOR +1.83%) ±	3.23	4-1-2033	391,097	410,960
FNMA (1 Year Treasury Constant Maturity +2.35%) ±	3.23	6-1-2027	77,435	78,643
FNMA (1 Year Treasury Constant Maturity +2.50%) ±	3.25	6-1-2032	93,258	95,921
FNMA (12 Month Treasury Average +2.65%) ±	3.25	7-1-2039	1,993,060	2,110,668
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	3.26	7-1-2033	72,316	76,042
FNMA (1 Year Treasury Constant Maturity +2.30%) ±	3.26	9-1-2030	128,271	131,306
FNMA (1 Year Treasury Constant Maturity +2.58%) ±	3.27	3-1-2032	122,025	125,825
FNMA (1 Year Treasury Constant Maturity +2.27%) ±	3.27	6-1-2036	232,904	246,531
FNMA (12 Month Treasury Average +2.48%) ±	3.27	4-1-2036	3,826,402	4,085,428
FNMA (1 Year Treasury Constant Maturity +2.47%) ±	3.28	9-1-2035	73,523	78,133
FNMA (12 Month LIBOR +1.68%) ±	3.29	9-1-2038	1,022,741	1,076,712
FNMA (12 Month LIBOR +1.63%) ±	3.29	1-1-2040	373,868	391,919
FNMA (1 Year Treasury Constant Maturity +2.29%) ±	3.29	6-1-2037	794,816	840,338
FNMA (1 Year Treasury Constant Maturity +2.42%) ±	3.30	7-1-2037	2,202,437	2,338,470
FNMA (6 Month LIBOR +1.93%) ±	3.30	6-1-2032	72,669	73,664
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	3.31	7-1-2035	910,320	954,866
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	3.32	8-1-2033	1,510,276	1,592,210
FNMA (1 Year Treasury Constant Maturity +2.50%) ±	3.32	12-1-2021	22,171	22,339
FNMA (12 Month LIBOR +1.94%) ±	3.33	9-1-2035	548,782	582,236
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	3.34	7-1-2035	843,519	885,250
FNMA (1 Year Treasury Constant Maturity +2.35%) ±	3.35	6-1-2030	55,002	56,310
FNMA (6 Month LIBOR +1.98%) ±	3.35	9-1-2033	57,104	57,536
FNMA (1 Year Treasury Constant Maturity +2.41%) ±	3.36	7-1-2037	715,148	754,196
FNMA (1 Year Treasury Constant Maturity +2.50%) ±	3.37	10-1-2029	377,275	393,534
FNMA (12 Month LIBOR +1.82%) ±	3.37	4-1-2035	1,330,406	1,409,130
FNMA (1 Year Treasury Constant Maturity +2.58%) ±	3.37	5-1-2035	1,582,169	1,684,418
FNMA (12 Month LIBOR +1.72%) ±	3.37	2-1-2038	793,729	836,170
FNMA (12 Month LIBOR +1.65%) ±	3.37	11-1-2038	956,726	1,001,725
FNMA (12 Month LIBOR +1.71%) ±	3.37	4-1-2034	784,900	828,330
FNMA (6 Month LIBOR +2.00%) ±	3.37	10-1-2024	137,503	142,629
FNMA (US Treasury H15 Treasury Bill 6 Month Auction High Discount Rate +2.38%) ±	3.38	2-1-2019	416	417
FNMA (12 Month LIBOR +1.75%) ±	3.38	1-1-2035	953,399	1,006,281
FNMA (12 Month LIBOR +1.58%) ±	3.38	6-1-2035	1,958,758	2,056,765
FNMA (12 Month LIBOR +1.82%) ±	3.41	12-1-2046	893,203	949,805
FNMA (12 Month Treasury Average +2.81%) ±	3.42	4-1-2040	1,988,119	2,113,977
FNMA (12 Month LIBOR +1.71%) ±	3.42	3-1-2037	538,004	566,952
FNMA (12 Month LIBOR +1.67%) ±	3.42	7-1-2035	1,966,028	2,064,398
FNMA (12 Month LIBOR +1.83%) ±	3.43	1-1-2033	1,014,627	1,071,700
FNMA (1 Year Treasury Constant Maturity +2.89%) ±	3.44	1-1-2031	64,186	64,891
FNMA (1 Year Treasury Constant Maturity +2.50%) ±	3.44	3-1-2027	91,679	94,844

Portfolio of investments—August 31, 2017	Wells Fargo Adjustable Rate Government Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA (12 Month LIBOR +1.75%) ±	3.45%	7-1-2035	$731,475	$772,629
FNMA (12 Month Treasury Average +2.81%) ±	3.45	9-1-2032	1,498,086	1,591,933
FNMA (12 Month LIBOR +1.73%) ±	3.45	6-1-2041	714,615	747,153
FNMA (12 Month LIBOR +1.74%) ±	3.46	4-1-2033	460,345	480,280
FNMA (1 Year Treasury Constant Maturity +1.63%) ±	3.49	11-1-2029	8,198	8,132
FNMA (12 Month LIBOR +1.74%) ±	3.49	5-1-2032	177,646	181,888
FNMA (6 Month LIBOR +2.43%) ±	3.50	1-1-2033	96,246	98,334
FNMA (12 Month LIBOR +1.75%) ±	3.50	4-1-2034	636,500	672,219
FNMA (12 Month LIBOR +1.75%) ±	3.50	5-1-2035	1,311,865	1,384,616
FNMA (Federal Cost of Funds +2.37%) ±	3.51	2-1-2029	1,305,174	1,349,424
FNMA (12 Month LIBOR +1.73%) ±	3.56	12-1-2033	1,168,901	1,234,246
FNMA (1 Year Treasury Constant Maturity +2.64%) ±	3.56	7-1-2028	164,984	170,996
FNMA (5 Year Treasury Constant Maturity +1.90%) ±	3.56	9-1-2031	264,952	270,077
FNMA (12 Month LIBOR +1.75%) ±	3.57	6-1-2036	499,473	526,586
FNMA (6 Month LIBOR +1.58%) ±	3.58	10-1-2017	80,399	80,223
FNMA (12 Month LIBOR +1.72%) ±	3.58	6-1-2035	235,674	248,271
FNMA (12 Month LIBOR +1.80%) ±	3.59	7-1-2033	853,031	904,057
FNMA (1 Year Treasury Constant Maturity +2.64%) ±	3.63	3-1-2030	11,693	11,964
FNMA (6 Month LIBOR +2.25%) ±	3.63	3-1-2034	1,120,601	1,188,779
FNMA (12 Month LIBOR +1.80%) ±	3.63	5-1-2033	744,967	789,150
FNMA (11th District Cost of Funds +1.93%) ±	3.64	7-1-2028	6,257	6,504
FNMA (12 Month LIBOR +1.91%) ±	3.66	8-1-2034	2,134,337	2,269,159
FNMA (12 Month LIBOR +1.83%) ±	3.67	6-1-2041	1,088,183	1,142,770
FNMA (1 Year Treasury Constant Maturity +2.64%) ±	3.68	10-1-2028	197,189	203,941
FNMA (12 Month LIBOR +1.89%) ±	3.74	5-1-2037	2,325,905	2,466,980
FNMA (1 Year Treasury Constant Maturity +2.87%) ±	3.75	8-1-2030	85,188	86,756
FNMA (11th District Cost of Funds +2.03%) ±	3.84	7-1-2021	42,778	43,081
FNMA (6 Month LIBOR +2.48%) ±	3.86	7-1-2033	36,299	36,635
FNMA (5 Year Treasury Constant Maturity +2.43%) ±	3.94	6-1-2028	32,250	32,613
FNMA (3 Year Treasury Constant Maturity +3.20%) ±	3.95	9-1-2023	1,696	1,697
FNMA (6 Month LIBOR +2.67%) ±	3.99	4-1-2033	300,632	317,478
FNMA (6 Month LIBOR +2.64%) ±	4.02	4-1-2024	210,224	222,886
FNMA (11th District Cost of Funds +1.87%) ±	4.02	5-1-2034	264,370	274,564
FNMA (6 Month LIBOR +2.62%) ±	4.05	7-1-2033	1,307	1,323
FNMA (5 Year Treasury Constant Maturity +2.46%) ±	4.05	6-1-2019	1,060	1,067
FNMA (3 Year Treasury Constant Maturity +2.20%) ±	4.08	5-1-2025	59	59
FNMA (6 Month LIBOR +3.11%) ±	4.16	9-1-2033	40,035	40,595
FNMA (6 Month LIBOR +2.70%) ±	4.17	1-1-2033	64,280	65,371
FNMA (3 Year Treasury Constant Maturity +2.38%) ±	4.25	10-1-2021	4,430	4,437
FNMA (6 Month LIBOR +2.72%) ±	4.29	5-1-2033	1,027,506	1,106,024
FNMA (US Treasury H15 Treasury Bill 6 Month Auction Investment Rate +2.06%) ±	4.30	1-1-2018	92	92
FNMA ±±	4.31	11-1-2019	156	154
FNMA (11th District Cost of Funds +1.93%) ±	4.31	12-1-2036	134,226	142,283
FNMA (11th District Cost of Funds +1.89%) ±	4.44	6-1-2034	232,770	242,531
FNMA (11th District Cost of Funds +1.25%) ±	4.68	1-1-2019	70,744	71,144
FNMA (11th District Cost of Funds +1.25%) ±	4.73	2-1-2019	59,034	59,943
FNMA (6 Month LIBOR +3.41%) ±	4.80	4-1-2033	189,590	195,640
FNMA (11th District Cost of Funds +1.25%) ±	4.82	4-1-2018	4,814	4,827
FNMA (6 Month LIBOR +3.45%) ±	4.82	4-1-2032	167,861	167,487
FNMA (6 Month LIBOR +3.47%) ±	4.85	12-1-2032	155,389	160,597

14	Wells Fargo Adjustable Rate Government Fund	Portfolio of investments—August 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA (11th District Cost of Funds +1.75%) ±	5.00%	6-1-2028	$6,796	$6,837
FNMA (6 Month LIBOR +3.68%) ±	5.20	11-1-2031	104,175	104,108
FNMA (6 Month LIBOR +3.57%) ±	5.20	11-1-2031	15,463	15,438
FNMA	5.50	9-1-2019	4,533	4,549
FNMA (11th District Cost of Funds +1.25%) ±	5.69	1-1-2019	20,980	21,215
FNMA (1 Year Treasury Constant Maturity +1.75%) ±	6.00	1-1-2020	3,794	3,778
FNMA (11th District Cost of Funds +1.90%) ±	6.45	2-1-2034	37,290	37,321
FNMA	6.50	8-1-2028	56,408	58,624
FNMA	6.50	5-1-2031	142,745	158,881
FNMA	7.06	11-1-2024	12,075	12,115
FNMA	7.06	12-1-2024	26,813	26,954
FNMA	7.06	3-1-2025	49,276	50,437
FNMA	7.06	3-1-2025	5,499	5,516
FNMA	7.06	4-1-2025	18,576	18,637
FNMA	7.06	1-1-2027	27,404	27,379
FNMA	7.50	1-1-2031	68,006	74,438
FNMA	7.50	1-1-2033	234,201	262,366
FNMA	7.50	5-1-2033	184,188	206,838
FNMA	7.50	5-1-2033	176,551	195,242
FNMA	7.50	6-1-2033	30,871	31,261
FNMA	7.50	7-1-2033	47,260	48,812
FNMA	7.50	8-1-2033	99,484	105,655
FNMA	8.00	12-1-2026	83,929	93,014
FNMA	8.00	2-1-2030	191	192
FNMA	8.00	3-1-2030	284	314
FNMA	8.00	7-1-2031	30,405	30,816
FNMA	8.00	5-1-2033	96,026	105,367
FNMA	8.50	10-1-2026	6,069	6,433
FNMA	8.50	6-1-2030	49,102	51,027
FNMA	8.51	8-15-2024	48,014	51,299
FNMA	10.00	1-20-2021	8,525	8,652
FNMA Series 1989-74 Class J	9.80	10-25-2019	6,763	7,170
FNMA Series 1989-96 Class H	9.00	12-25-2019	2,540	2,672
FNMA Series 1992-39 Class FA (7-Year Treasury Constant Maturity +0.00%) ±	2.04	3-25-2022	114,458	114,349
FNMA Series 1992-45 Class F (7-Year Treasury Constant Maturity +0.00%) ±	2.04	4-25-2022	20,394	20,069
FNMA Series 1992-87 Class Z	8.00	5-25-2022	12,568	13,773
FNMA Series 1993-113 Class FA (10 Year Treasury Constant Maturity -0.65%) ±	1.57	7-25-2023	76,320	76,156
FNMA Series 1993-247 Class FM (11th District Cost of Funds +1.20%) ±	1.86	12-25-2023	346,691	353,909
FNMA Series 1994-14 Class F (11th District Cost of Funds +1.60%) ±	2.26	10-25-2023	165,854	170,975
FNMA Series 1998-T02 Class A5 ±±	2.83	1-25-2032	33,898	33,941
FNMA Series 2001-50 Class BA	7.00	10-25-2041	170,068	195,685
FNMA Series 2001-63 Class FD (1 Month LIBOR +0.60%) ±	1.83	12-18-2031	175,151	177,736
FNMA Series 2001-81 Class F (1 Month LIBOR +0.55%) ±	1.78	1-25-2032	68,864	69,963
FNMA Series 2001-T08 Class A1	7.50	7-25-2041	145,306	170,742
FNMA Series 2001-T10 Class A2	7.50	12-25-2041	2,735,213	3,238,501
FNMA Series 2001-T12 Class A2	7.50	8-25-2041	203,836	241,783
FNMA Series 2001-T12 Class A4 ±±	3.62	8-25-2041	4,686,342	4,902,361
FNMA Series 2001-W01 Class AV1 (1 Month LIBOR +0.24%) ±	1.47	8-25-2031	71,184	69,290
FNMA Series 2001-W03 Class A ±±	7.00	9-25-2041	576,276	631,175
FNMA Series 2002-05 Class FD (1 Month LIBOR +0.90%) ±	2.13	2-25-2032	190,944	195,417

Portfolio of investments—August 31, 2017	Wells Fargo Adjustable Rate Government Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA Series 2002-33 Class A4 ±±	4.92%	11-25-2030	$141,555	$148,730
FNMA Series 2002-59 Class F (1 Month LIBOR +0.40%) ±	1.63	9-25-2032	458,992	459,297
FNMA Series 2002-66 Class A3 ±±	3.55	4-25-2042	8,671,920	9,135,773
FNMA Series 2002-T12 Class A3	7.50	5-25-2042	1,411,939	1,703,417
FNMA Series 2002-T12 Class A5 ±±	4.05	10-25-2041	1,930,334	2,029,838
FNMA Series 2002-T18 Class A5 ±±	4.00	5-25-2042	3,582,304	3,803,951
FNMA Series 2002-T19 Class A4 ±±	3.77	3-25-2042	202,819	217,590
FNMA Series 2002-W01 Class 3A ±±	3.43	4-25-2042	1,250,224	1,282,586
FNMA Series 2002-W04 Class A6 ±±	3.66	5-25-2042	2,018,028	2,115,485
FNMA Series 2003-07 Class A2 ±±	3.00	5-25-2042	889,868	904,539
FNMA Series 2003-17 Class FN (1 Month LIBOR +0.30%) ±	1.53	3-25-2018	36,877	36,874
FNMA Series 2003-63 Class A8 ±±	3.25	1-25-2043	1,362,343	1,404,129
FNMA Series 2003-W02 Class 1A3	7.50	7-25-2042	424,193	511,644
FNMA Series 2003-W04 Class 5A ±±	3.35	10-25-2042	1,113,939	1,145,513
FNMA Series 2003-W08 Class 4A ±±	3.50	11-25-2042	1,480,836	1,555,078
FNMA Series 2003-W09 Class A (1 Month LIBOR +0.12%) ±	1.52	6-25-2033	2,218,037	2,175,514
FNMA Series 2003-W10 Class 2A ±±	3.39	6-25-2043	2,995,916	3,078,912
FNMA Series 2003-W18 Class 2A ±±	3.39	6-25-2043	9,013,235	9,305,955
FNMA Series 2004-31 Class FG (1 Month LIBOR +0.40%) ±	1.63	8-25-2033	177,135	177,355
FNMA Series 2004-38 Class FT (1 Month LIBOR +0.43%) ±	1.66	10-25-2033	120,567	120,899
FNMA Series 2004-T03 Class 1A3	7.00	2-25-2044	522,925	616,269
FNMA Series 2004-T03 Class 2A ±±	3.41	8-25-2043	1,591,513	1,685,315
FNMA Series 2004-W01 Class 2A2	7.00	12-25-2033	289,582	341,152
FNMA Series 2004-W01 Class 3A ±±	3.58	1-25-2043	89,368	92,831
FNMA Series 2004-W02 Class 5A	7.50	3-25-2044	140,590	160,952
FNMA Series 2004-W12 Class 2A ±±	3.58	6-25-2044	5,076,163	5,392,254
FNMA Series 2004-W15 Class 3A ±±	3.17	6-25-2044	6,980,696	7,184,975
FNMA Series 2005-57 Class EG (1 Month LIBOR +0.30%) ±	1.53	3-25-2035	208,821	208,913
FNMA Series 2005-W03 Class 3A ±±	3.10	4-25-2045	1,382,199	1,418,841
FNMA Series 2006-15 Class FW (1 Month LIBOR +0.30%) ±	1.53	1-25-2036	204,325	205,131
FNMA Series 2006-W01 Class 3A ±±	2.77	10-25-2045	5,806,642	6,076,194
FNMA Series 2007-95 Class A2 (1 Month LIBOR +0.25%) ±	1.48	8-27-2036	512,065	510,272
FNMA Series 2012-47 Class FW (1 Month LIBOR F) ±	2.93	5-25-2027	557,609	580,468
FNMA Series 2013-M11 Class FA (1 Month LIBOR +0.33%) ±	1.56	1-25-2018	108,012	108,067
FNMA Series G92-20 Class FB (7-Year Treasury Constant Maturity +0.00%) ±	2.04	4-25-2022	14,916	14,862
FNMA Series G93-1 Class K	6.68	1-25-2023	328,951	353,179
FNMA Series G93-19 Class FD (10 Year Treasury Constant Maturity -0.65%) ±	1.57	4-25-2023	239,134	239,054
GNMA (1 Month LIBOR +1.89%) ±	2.94	8-20-2062	5,770,141	6,040,881
GNMA (1 Month LIBOR +1.91%) ±	2.96	9-20-2062	2,014,282	2,109,320
GNMA	6.45	4-20-2025	39,146	43,086
GNMA	6.45	5-20-2025	3,354	3,370
GNMA	6.45	9-20-2025	38,980	44,426
GNMA	6.50	6-20-2034	76,452	78,440
GNMA	6.50	8-20-2034	512,574	569,596
GNMA	6.50	8-20-2034	106,847	111,308
GNMA	6.75	2-15-2029	80,943	89,028
GNMA	7.00	7-20-2034	56,449	57,621
GNMA	7.25	1-15-2018	789	790
GNMA	7.25	2-15-2018	889	890
GNMA	7.25	5-15-2018	1,489	1,492

16	Wells Fargo Adjustable Rate Government Fund	Portfolio of investments—August 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
GNMA	9.00%	3-15-2020	$1,291	$1,307
GNMA	9.00	8-15-2021	235	236
GNMA	9.00	8-20-2024	153	155
GNMA	9.00	9-20-2024	1,046	1,082
GNMA	9.00	11-20-2024	142	142
GNMA	9.00	1-20-2025	5,707	6,374
GNMA	9.00	2-20-2025	17,964	19,930
GNMA Series 2011-H12 Class FA (1 Month LIBOR +0.49%) ±	1.71	2-20-2061	2,845,285	2,845,310
GNMA Series 2011-H17 Class FA (1 Month LIBOR +0.53%) ±	1.75	6-20-2061	1,216,430	1,217,827
GNMA Series 2013-H13 Class FS (1 Month LIBOR +1.00%) ±	2.22	6-20-2063	3,183,145	3,245,263
GNMA Series 2017-H09 Class FJ (1 Month LIBOR +0.50%) ±	1.72	3-20-2067	4,799,144	4,792,481
GNMA Series 2017-H11 Class FE (12 Month LIBOR +0.18%) ±	1.95	5-20-2067	5,012,394	5,008,822

Total Agency Securities (Cost $610,668,442)				617,239,354

	Yield		Shares
Short-Term Investments: 1.32%

Investment Companies: 1.32%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.92		8,353,190	8,353,190

Total Short-Term Investments (Cost $8,353,190)				8,353,190

Total investments in securities (Cost $619,021,632)	99.13%	625,592,544
Other assets and liabilities, net	0.87	5,460,109

Total net assets	100.00%	$631,052,653

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

±±	The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

(c)	Investment in an interest-only security entitles holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Investments In Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period
Investment companies - 1.32%
Wells Fargo Government Money Market Fund Select Class	49,603,586	376,289,389	417,539,785	8,353,190	$0	$0	$121,876	$8,353,190

Portfolio of investments—August 31, 2017	Wells Fargo Government Securities Fund	1

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 83.44%
FDIC Series 2010-R1 Class A 144A	2.18%	5-25-2050	$534,531	$535,704
FDIC Series 2013-R1 Class A 144A	1.15	3-25-2033	2,505,536	2,488,268
FHLB	5.63	3-14-2036	6,150,000	8,483,144
FHLMC	1.42	5-25-2021	3,850,828	3,830,002
FHLMC (1 Month LIBOR +0.35%) ±	1.58	4-15-2030	8,914,168	8,907,147
FHLMC (1 Month LIBOR +0.35%) ±	1.58	12-15-2040	1,884,548	1,880,188
FHLMC (1 Month LIBOR +0.50%) ±	1.73	8-15-2037	4,111,931	4,128,089
FHLMC (1 Month LIBOR +0.67%) ±	1.89	2-25-2023	965,181	969,108
FHLMC	2.38	4-25-2023	2,867,271	2,910,859
FHLMC (1 Month LIBOR +1.18%) ±	2.41	12-15-2036	438,354	453,192
FHLMC	2.75	3-25-2027	6,935,108	7,114,914
FHLMC (1 Year Treasury Constant Maturity +2.13%) ±	2.89	10-1-2026	162,091	167,861
FHLMC	2.90	4-25-2026	6,591,693	6,818,181
FHLMC	3.00	5-15-2026	1,047,946	1,076,360
FHLMC	3.00	1-15-2054	220,863	225,126
FHLMC (12 Month LIBOR +1.91%) ±	3.16	9-1-2031	8,283	8,431
FHLMC (12 Month LIBOR +1.91%) ±	3.16	9-1-2031	47,930	48,267
FHLMC (11th District Cost of Funds +1.25%) ±	3.23	7-1-2032	628,507	632,301
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	3.25	6-1-2032	65,087	68,140
FHLMC (3 Year Treasury Constant Maturity +2.25%) ±	3.29	5-1-2026	54,298	56,519
FHLMC ±±	3.31	5-25-2023	2,850,000	3,021,401
FHLMC (1 Year Treasury Constant Maturity +2.40%) ±	3.35	7-1-2029	103,876	107,624
FHLMC	3.50	8-1-2045	6,798,709	7,049,812
FHLMC	3.50	11-1-2045	12,130,745	12,578,782
FHLMC	3.50	12-1-2045	8,618,536	8,936,854
FHLMC	3.50	12-1-2045	2,635,173	2,732,501
FHLMC (12 Month LIBOR +2.00%) ±	3.60	1-1-2038	1,093,247	1,159,439
FHLMC	4.00	6-1-2044	6,237,973	6,593,822
FHLMC	4.50	3-1-2042	526,293	567,520
FHLMC	4.50	9-1-2044	5,039,459	5,429,490
FHLMC	5.00	5-1-2018	20,881	21,407
FHLMC	5.00	4-1-2019	22,494	23,061
FHLMC	5.00	4-1-2019	24,306	24,918
FHLMC	5.00	6-1-2019	104,010	106,867
FHLMC	5.00	8-1-2019	312,896	320,859
FHLMC	5.00	10-1-2019	109,928	112,696
FHLMC	5.00	2-1-2020	372,090	382,819
FHLMC	5.00	8-1-2040	1,469,478	1,602,685
FHLMC	5.11	5-25-2019	1,140,000	1,190,949
FHLMC	5.50	7-1-2035	4,220,678	4,698,321
FHLMC	5.50	12-1-2038	2,630,009	2,912,661
FHLMC	6.00	1-1-2024	1,255,227	1,333,771
FHLMC	6.00	10-1-2032	37,626	42,763
FHLMC	6.00	5-25-2043	5,004,926	5,678,494
FHLMC (1 Year Treasury Constant Maturity +2.13%) ±	6.38	1-1-2026	63,871	63,351
FHLMC	6.50	4-1-2018	209	210
FHLMC	6.50	4-1-2021	3,517	3,651
FHLMC	6.50	4-1-2022	54,547	58,303
FHLMC	6.50	9-1-2028	20,977	23,493
FHLMC	6.50	9-1-2028	20,318	22,513

2	Wells Fargo Government Securities Fund	Portfolio of investments—August 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FHLMC	6.50%	7-1-2031	$3	$4
FHLMC	7.00	12-1-2023	3,278	3,610
FHLMC	7.00	5-1-2024	8,739	8,826
FHLMC	7.00	12-1-2026	2,108	2,163
FHLMC	7.00	12-1-2026	471	511
FHLMC	7.00	4-1-2029	1,933	2,205
FHLMC	7.00	5-1-2029	11,674	13,379
FHLMC	7.00	4-1-2032	119,448	136,920
FHLMC	7.50	11-1-2031	199,703	230,136
FHLMC	7.50	4-1-2032	179,877	205,836
FHLMC	8.00	8-1-2023	11,982	12,853
FHLMC	8.00	6-1-2024	5,220	5,736
FHLMC	8.00	6-1-2024	3,107	3,174
FHLMC	8.00	6-1-2024	7,764	8,457
FHLMC	8.00	8-1-2026	18,256	21,541
FHLMC	8.00	11-1-2026	16,229	18,786
FHLMC	8.00	11-1-2028	12,158	13,525
FHLMC	8.50	7-1-2022	1,358	1,384
FHLMC	8.50	12-1-2025	11,895	13,283
FHLMC	8.50	5-1-2026	1,828	2,016
FHLMC	8.50	8-1-2026	5,494	5,597
FHLMC	8.50	8-1-2026	20,228	20,296
FHLMC	9.00	8-1-2019	57	57
FHLMC	9.00	12-1-2019	82	85
FHLMC	9.00	1-1-2020	6	6
FHLMC	9.00	2-1-2020	73	76
FHLMC	9.00	3-1-2020	1,030	1,041
FHLMC	9.00	3-1-2020	150	152
FHLMC	9.00	9-1-2020	86	90
FHLMC	9.00	9-1-2020	423	429
FHLMC	9.00	12-1-2020	15	15
FHLMC	9.00	3-1-2021	1,853	1,899
FHLMC	9.00	4-1-2021	4,649	4,683
FHLMC	9.00	4-1-2021	2,206	2,234
FHLMC	9.00	4-1-2021	132	142
FHLMC	9.00	7-1-2021	2,670	2,679
FHLMC	9.00	7-1-2021	2,734	2,778
FHLMC	9.00	8-1-2021	264	282
FHLMC	9.00	7-1-2022	332	335
FHLMC	9.00	9-1-2024	701	718
FHLMC	9.50	8-1-2018	7	7
FHLMC	9.50	8-1-2019	29	30
FHLMC	9.50	2-1-2020	2	2
FHLMC	9.50	6-1-2020	26	27
FHLMC	9.50	8-1-2020	114	121
FHLMC	9.50	9-1-2020	12	12
FHLMC	9.50	9-1-2020	675	682
FHLMC	9.50	9-1-2020	22	23
FHLMC	9.50	10-1-2020	33	35
FHLMC	9.50	10-1-2020	19	20

Portfolio of investments—August 31, 2017	Wells Fargo Government Securities Fund	3

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FHLMC	9.50%	11-1-2020	$45	$48
FHLMC	9.50	5-1-2021	123	132
FHLMC	9.50	9-17-2022	140,248	140,963
FHLMC	9.50	4-1-2025	18,873	19,204
FHLMC	10.00	1-1-2019	3	3
FHLMC	10.00	12-1-2019	114	120
FHLMC	10.00	3-1-2020	3	3
FHLMC	10.00	6-1-2020	12	13
FHLMC	10.00	7-1-2020	1	1
FHLMC	10.00	8-1-2020	20	22
FHLMC	10.00	10-1-2021	21,554	21,819
FHLMC	10.00	8-17-2022	19,181	19,100
FHLMC	10.00	2-17-2025	218,239	227,066
FHLMC	10.50	2-1-2019	1	1
FHLMC	10.50	5-1-2019	3	3
FHLMC	10.50	6-1-2019	3	4
FHLMC	10.50	8-1-2019	4,844	4,892
FHLMC	10.50	12-1-2019	9,479	9,505
FHLMC	10.50	5-1-2020	10,853	10,996
FHLMC	10.50	5-1-2020	824	825
FHLMC	10.50	8-1-2020	6,882	6,930
FHLMC	10.50	8-1-2020	19,065	19,380
FHLMC Series 2015-SC01 Class 1A	3.50	5-25-2045	2,887,011	2,931,038
FHLMC Series 2758 Class FH (1 Month LIBOR +0.35%) ±	1.58	3-15-2019	512,145	512,689
FHLMC Series 2882 Class TF (1 Month LIBOR +0.25%) ±	1.48	10-15-2034	668,543	670,017
FHLMC Series 3706 Class C	2.00	8-15-2020	2,003,472	2,009,451
FHLMC Series 3767 Class PD	4.00	7-15-2040	95,105	96,825
FHLMC Series 3948 Class DA	3.00	12-15-2024	393,837	399,425
FHLMC Series K020 Class X1 ±±(c)	1.43	5-25-2022	45,625,660	2,535,509
FHLMC Series KJ14 Class A1	2.20	11-25-2023	5,622,805	5,618,863
FHLMC Series M036 Class A	4.16	12-15-2029	3,738,387	3,848,109
FHLMC Series T-15 Class A6 (1 Month LIBOR +0.40%) ±	1.63	11-25-2028	289,851	290,235
FHLMC Series T-23 Class A (1 Month LIBOR +0.28%) ±	1.51	5-25-2030	731,760	719,526
FHLMC Series T-35 Class A (1 Month LIBOR +0.28%) ±	1.51	9-25-2031	963,526	952,277
FHLMC Series T-42 Class A6	9.50	2-25-2042	905,770	1,125,067
FHLMC Series T-55 Class 2A1 ±±	3.30	3-25-2043	508,655	512,395
FHLMC Series T-57 Class 1A1	6.50	7-25-2043	1,207,691	1,424,385
FHLMC Series T-57 Class 2A1 ±±	3.47	7-25-2043	2,339,196	2,533,605
FHLMC Series T-62 Class 1A1 (12 Month Treasury Average +1.20%) ±	1.93	10-25-2044	1,417,780	1,441,124
FHLMC Series T-67 Class 1A1C ±±	3.20	3-25-2036	1,041,048	1,076,385
FHLMC Series T-67 Class 2A1C ±±	3.24	3-25-2036	1,901,662	1,955,989
FHLMC Series T-75 Class A1 (1 Month LIBOR +0.04%) ±	1.27	12-25-2036	2,279,586	2,268,044
FNMA ¤	0.00	10-9-2019	10,000,000	9,646,493
FNMA ¤	0.00	5-15-2030	7,700,000	5,352,574
FNMA (1 Month LIBOR +0.25%) ±	1.42	6-27-2036	193,906	190,293
FNMA (1 Month LIBOR +0.30%) ±	1.53	8-25-2035	2,552,392	2,549,658
FNMA (1 Month LIBOR +0.35%) ±	1.58	2-25-2032	797,242	803,035
FNMA (1 Month LIBOR +0.41%) ±	1.64	11-25-2035	6,615,668	6,638,355
FNMA	1.71	12-1-2022	4,242,312	4,226,043
FNMA (1 Month LIBOR +0.48%) ±	1.71	9-25-2037	3,458,224	3,460,715

4	Wells Fargo Government Securities Fund	Portfolio of investments—August 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA	1.78%	5-1-2020	$923,269	$920,935
FNMA (1 Month LIBOR +0.55%) ±	1.78	4-25-2050	2,771,774	2,777,504
FNMA	1.88	9-24-2026	9,060,000	8,762,895
FNMA (12 Month LIBOR +1.54%) ±	1.89	1-1-2043	750,146	774,128
FNMA (1 Month LIBOR +0.75%) ±	1.98	2-25-2040	7,329,163	7,442,259
FNMA	2.00	5-25-2021	131,084	131,090
FNMA (11th District Cost of Funds +1.27%) ±	2.01	5-1-2036	1,936,904	1,961,471
FNMA	2.01	7-25-2022	1,476,442	1,482,643
FNMA	2.13	4-24-2026	9,410,000	9,330,947
FNMA (11th District Cost of Funds +1.68%) ±	2.30	5-1-2023	375,530	375,883
FNMA (11th District Cost of Funds +1.25%) ±	2.40	9-1-2027	248,389	250,385
FNMA %%	2.50	9-18-2032	6,160,000	6,245,662
FNMA	2.50	4-25-2039	124,108	123,686
FNMA (12 Month LIBOR +1.61%) ±	2.52	5-1-2046	6,252,930	6,380,210
FNMA (12 Month LIBOR +1.61%) ±	2.55	3-1-2046	5,693,552	5,813,096
FNMA	2.55	3-1-2022	1,643,739	1,684,374
FNMA	2.56	3-1-2021	959,557	977,969
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	2.70	11-1-2031	137,179	143,679
FNMA	2.73	1-1-2024	491,668	506,065
FNMA	2.86	11-1-2021	2,630,850	2,719,620
FNMA (1 Year Treasury Constant Maturity +2.24%) ±	2.92	12-1-2034	937,278	984,214
FNMA (1 Year Treasury Constant Maturity +2.28%) ±	2.95	12-1-2040	44,500	46,928
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	2.97	9-1-2031	46,759	49,156
FNMA %%	3.00	9-18-2032	19,125,000	19,746,563
FNMA	3.00	4-1-2045	149,605	151,501
FNMA	3.00	11-1-2045	11,804,462	11,943,994
FNMA	3.00	12-1-2045	26,751,317	27,067,525
FNMA ##	3.00	11-1-2046	20,196,354	20,435,081
FNMA	3.00	12-1-2046	874,308	884,643
FNMA (12 Month LIBOR +1.47%) ±	3.01	5-1-2036	1,029,773	1,073,162
FNMA	3.01	12-1-2017	901,996	901,383
FNMA (11th District Cost of Funds +1.25%) ±	3.04	5-1-2036	676,915	706,755
FNMA (12 Month LIBOR +1.50%) ±	3.07	12-1-2035	1,013,911	1,059,733
FNMA (12 Month LIBOR +1.73%) ±	3.09	9-1-2036	745,913	784,774
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	3.17	6-1-2032	144,390	150,782
FNMA (1 Year Treasury Constant Maturity +2.43%) ±	3.18	10-1-2027	176,727	183,562
FNMA (12 Month LIBOR +1.80%) ±	3.19	8-1-2036	1,226,812	1,284,927
FNMA (1 Year Treasury Constant Maturity +2.27%) ±	3.21	9-1-2031	310,340	324,639
FNMA (1 Year Treasury Constant Maturity +2.30%) ±	3.30	6-1-2034	491,660	517,354
FNMA	3.31	9-25-2020	16,301,477	16,918,840
FNMA	3.38	9-1-2020	1,932,943	2,015,569
FNMA (12 Month LIBOR +1.64%) ±	3.39	4-1-2032	95,406	97,093
FNMA	3.44	1-1-2024	8,129,382	8,356,353
FNMA	3.45	10-1-2027	7,035,367	7,420,494
FNMA	3.49	12-1-2020	3,489,800	3,652,363
FNMA (1 Year Treasury Constant Maturity +2.28%) ±	3.50	7-1-2026	242,732	254,456
FNMA %%	3.50	9-18-2032	21,320,000	22,253,584
FNMA	3.50	2-1-2043	83,982	87,338
FNMA	3.50	2-1-2045	17,589,280	18,235,800
FNMA	3.50	4-1-2045	7,152,384	7,415,281

Portfolio of investments—August 31, 2017	Wells Fargo Government Securities Fund	5

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA	3.50%	8-1-2045	$842,469	$873,435
FNMA	3.50	12-1-2045	3,254,404	3,374,024
FNMA	3.50	2-1-2046	5,009,297	5,193,421
FNMA	3.50	5-1-2046	7,317,541	7,586,508
FNMA (1 Year Treasury Constant Maturity +2.01%) ±	3.60	2-1-2027	125,388	125,949
FNMA	4.00	5-1-2021	431,641	446,441
FNMA	4.00	10-25-2025	1,633,770	46,571
FNMA	4.00	2-1-2046	7,312,211	7,725,934
FNMA	4.00	4-1-2046	18,968,587	20,042,771
FNMA %%	4.00	9-13-2047	10,400,000	10,987,031
FNMA	4.50	12-1-2018	161,655	165,468
FNMA	4.50	1-1-2026	1,860,880	1,904,773
FNMA	4.50	10-1-2046	643,474	692,215
FNMA %%	4.50	9-13-2047	45,002,000	48,401,762
FNMA	4.68	2-1-2020	3,108,841	3,297,975
FNMA	4.79	5-1-2019	2,053,628	2,124,390
FNMA (6 Month LIBOR +2.86%) ±	4.88	4-1-2033	21,603	22,459
FNMA	5.00	12-1-2018	109,934	112,540
FNMA	5.00	6-1-2019	61,764	63,229
FNMA	5.00	4-1-2023	358,429	374,492
FNMA	5.00	6-1-2023	619,277	655,214
FNMA	5.00	3-1-2034	623,422	687,890
FNMA	5.00	8-1-2040	11,517,777	12,610,014
FNMA	5.00	10-1-2040	817,389	894,479
FNMA	5.00	1-1-2042	738,585	808,318
FNMA (6 Month LIBOR +3.13%) ±	5.11	7-1-2033	147,889	151,990
FNMA	5.39	1-1-2024	1,948,478	1,946,070
FNMA	5.50	6-1-2020	299,890	309,379
FNMA	5.50	11-1-2023	99,143	106,423
FNMA	5.50	1-1-2025	56,964	59,996
FNMA	5.50	1-1-2025	276,246	291,928
FNMA	5.50	8-1-2033	4,024,017	4,502,148
FNMA	5.50	9-1-2033	2,341,893	2,622,388
FNMA	5.50	9-1-2033	1,018,218	1,138,795
FNMA	5.50	8-1-2035	710,930	794,975
FNMA	5.50	1-1-2037	751,763	840,959
FNMA	5.50	4-1-2040	1,948,307	2,182,161
FNMA	5.55	9-1-2019	275,169	274,849
FNMA	5.61	2-1-2021	1,585,865	1,664,583
FNMA	5.63	2-1-2018	1,017,213	1,031,817
FNMA	5.67	11-1-2021	5,181,369	5,677,325
FNMA	5.75	5-1-2021	3,259,167	3,561,682
FNMA	5.95	6-1-2024	1,652,381	1,850,888
FNMA	6.00	3-1-2024	85,932	96,556
FNMA	6.00	1-1-2028	1,173,511	1,318,595
FNMA	6.00	2-1-2035	1,527,824	1,704,372
FNMA	6.00	11-1-2037	594,047	675,605
FNMA	6.00	7-1-2038	235,221	266,212
FNMA %%	6.00	9-13-2047	15,585,000	17,525,515
FNMA	6.08	1-1-2019	295,843	295,493

6	Wells Fargo Government Securities Fund	Portfolio of investments—August 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA	6.50%	1-1-2024	$29,647	$32,851
FNMA	6.50	3-1-2028	31,343	33,860
FNMA	6.50	12-1-2029	273,200	312,837
FNMA	6.50	11-1-2031	63,823	72,042
FNMA	6.50	7-1-2036	448,605	512,543
FNMA	6.50	7-1-2036	385,993	445,044
FNMA	6.50	7-25-2042	1,661,523	1,937,611
FNMA	7.00	11-1-2026	8,884	9,723
FNMA	7.00	9-1-2031	4,616	4,624
FNMA	7.00	1-1-2032	5,504	6,137
FNMA	7.00	2-1-2032	101,620	119,173
FNMA	7.00	10-1-2032	228,934	268,796
FNMA	7.00	2-1-2034	2,542	2,867
FNMA	7.00	4-1-2034	176,235	208,231
FNMA	7.00	1-1-2036	6,511	6,952
FNMA	7.00	9-1-2036	99,717	107,202
FNMA	7.50	9-1-2031	104,739	123,943
FNMA	7.50	11-25-2031	463,982	545,969
FNMA	7.50	2-1-2032	37,024	41,903
FNMA	7.50	10-1-2037	1,118,598	1,344,818
FNMA	8.00	5-1-2027	39,699	40,207
FNMA	8.00	10-1-2027	4,498	4,524
FNMA	8.00	6-1-2028	6,011	6,737
FNMA	8.00	2-1-2030	83,791	93,281
FNMA	8.00	7-1-2031	1,323,966	1,564,348
FNMA	8.50	8-1-2024	24,534	26,767
FNMA	8.50	5-1-2026	124,644	137,197
FNMA	8.50	7-1-2026	25,813	27,012
FNMA	8.50	8-1-2026	13,125	13,288
FNMA	8.50	10-1-2026	65	65
FNMA	8.50	10-1-2026	5,742	5,758
FNMA	8.50	11-1-2026	29,925	30,567
FNMA	8.50	11-1-2026	8,738	9,099
FNMA	8.50	12-1-2026	158,461	180,434
FNMA	8.50	12-1-2026	17,506	19,574
FNMA	8.50	12-1-2026	283	284
FNMA	8.50	2-1-2027	244	272
FNMA	8.50	2-1-2027	7,205	7,225
FNMA	8.50	3-1-2027	840	903
FNMA	8.50	6-1-2027	80,531	88,386
FNMA	8.50	7-1-2029	856	858
FNMA	9.00	3-1-2021	10,558	10,662
FNMA	9.00	6-1-2021	99	106
FNMA	9.00	7-1-2021	9,360	9,430
FNMA	9.00	8-1-2021	125	134
FNMA	9.00	10-1-2021	1,315	1,326
FNMA	9.00	1-1-2025	18,401	20,406
FNMA	9.00	3-1-2025	2,087	2,111
FNMA	9.00	3-1-2025	1,165	1,168
FNMA	9.00	4-1-2025	1,656	1,661

Portfolio of investments—August 31, 2017	Wells Fargo Government Securities Fund	7

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA	9.00%	7-1-2028	$23,001	$23,348
FNMA	9.50	11-1-2020	83	89
FNMA	9.50	12-15-2020	17,842	18,152
FNMA	9.50	1-1-2021	13,249	13,474
FNMA	9.50	6-1-2022	1,191	1,204
FNMA	9.50	7-1-2028	6,501	6,523
FNMA	10.00	12-1-2020	14,961	15,125
FNMA	11.00	10-15-2020	656	668
FNMA Series 1988-7 Class Z	9.25	4-25-2018	1,025	1,037
FNMA Series 1989-10 Class Z	9.50	3-25-2019	31,877	33,046
FNMA Series 1989-100 Class Z	8.75	12-25-2019	17,952	18,711
FNMA Series 1989-12 Class Y	10.00	3-25-2019	36,289	37,768
FNMA Series 1989-22 Class G	10.00	5-25-2019	58,879	61,587
FNMA Series 1989-63 Class Z	9.40	10-25-2019	3,404	3,558
FNMA Series 1989-98 Class E	9.20	12-25-2019	19,581	20,377
FNMA Series 1990-144 Class W	9.50	12-25-2020	38,291	41,620
FNMA Series 1990-75 Class Z	9.50	7-25-2020	69,139	74,482
FNMA Series 1990-84 Class Y	9.00	7-25-2020	8,015	8,579
FNMA Series 1990-96 Class Z	9.67	8-25-2020	98,051	106,286
FNMA Series 1991-5 Class Z	8.75	1-25-2021	17,384	18,406
FNMA Series 1991-85 Class Z	8.00	6-25-2021	26,401	28,498
FNMA Series 1992-45 Class Z	8.00	4-25-2022	74,646	81,652
FNMA Series 1999-W6 Class A ±±	9.16	9-25-2028	3,153	3,181
FNMA Series 2000-T6 Class A2	9.50	11-25-2040	849,737	995,846
FNMA Series 2001-T10 Class A3	9.50	12-25-2041	1,145,855	1,297,805
FNMA Series 2001-T12 Class A3	9.50	8-25-2041	293,712	364,094
FNMA Series 2002-T12 Class A5 ±±	4.05	10-25-2041	1,088,635	1,144,751
FNMA Series 2002-T19 Class A1	6.50	7-25-2042	4,616,762	5,425,902
FNMA Series 2002-T5 Class A1 (1 Month LIBOR +0.12%) ±	1.47	5-25-2032	299,645	295,994
FNMA Series 2002-W4 Class A4	6.25	5-25-2042	717,387	822,715
FNMA Series 2003-T2 Class A1 (1 Month LIBOR +0.14%) ±	1.51	3-25-2033	1,121,452	1,098,179
FNMA Series 2003-W09 Class A (1 Month LIBOR +0.12%) ±	1.52	6-25-2033	121,888	119,552
FNMA Series 2003-W1 Class 1A1 ±±	6.50	12-25-2042	689,781	751,933
FNMA Series 2003-W11 Class A1 ±±	4.42	6-25-2033	92,696	96,936
FNMA Series 2003-W3 Class 1A4 ±±	3.45	8-25-2042	2,821,919	2,918,028
FNMA Series 2003-W5 Class A (1 Month LIBOR +0.11%) ±	1.50	4-25-2033	390,453	376,253
FNMA Series 2003-W6 Class 6A ±±	3.48	8-25-2042	1,859,300	1,939,850
FNMA Series 2003-W6 Class PT4 ±±	8.46	10-25-2042	1,710,557	2,160,269
FNMA Series 2003-W8 Class PT1 ±±	10.07	12-25-2042	668,516	764,101
FNMA Series 2004-79 Class FA (1 Month LIBOR +0.29%) ±	1.52	8-25-2032	486,146	487,028
FNMA Series 2004-T1 Class 1A2	6.50	1-25-2044	655,074	757,837
FNMA Series 2004-W01 Class 2A2	7.00	12-25-2033	1,415,013	1,667,002
FNMA Series 2004-W15 Class 1A3	7.00	8-25-2044	923,639	1,090,055
FNMA Series 2005-71 Class DB	4.50	8-25-2025	912,863	950,453
FNMA Series 2006-M2 Class A2F ±±	5.26	5-25-2020	364,071	364,704
FNMA Series 2007-W10 Class 2A ±±	6.35	8-25-2047	516,006	576,896
FNMA Series 2011-15 Class HI (c)	5.50	3-25-2026	914,714	52,015
FNMA Series 2011-42 Class A	3.00	2-25-2024	245,957	247,426
FNMA Series 2012-M9 Class ASQ2	1.51	12-25-2017	3,914,919	3,912,146
FNMA Series 2015-M10 Class FA (1 Month LIBOR +0.25%) ±	1.25	3-25-2019	2,196,522	2,196,641

8	Wells Fargo Government Securities Fund	Portfolio of investments—August 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA Series 265 Class 2	9.00%	3-25-2024	$99,041	$115,047
FNMA Series G-8 Class E	9.00	4-25-2021	56,289	59,750
FNMA Series G92-30 Class Z	7.00	6-25-2022	78,730	82,857
FNMA Series G93-39 Class ZQ	6.50	12-25-2023	1,440,752	1,558,402
GNMA (1 Year Treasury Constant Maturity +0.45%) ±	1.60	5-20-2066	6,886,785	6,918,374
GNMA (1 Month LIBOR +0.70%) ±	1.92	8-20-2065	4,072,865	4,102,856
GNMA (1 Month LIBOR +0.73%) ±	1.95	9-20-2063	4,667,756	4,703,498
GNMA (1 Month LIBOR +0.90%) ±	2.12	8-20-2065	4,298,350	4,348,781
GNMA (1 Month LIBOR +0.90%) ±	2.12	4-20-2066	5,689,459	5,761,223
GNMA (1 Year Treasury Constant Maturity +1.50%) ±	3.00	8-20-2020	83,337	84,439
GNMA (1 Year Treasury Constant Maturity +1.50%) ±	3.00	11-20-2020	48,733	49,568
GNMA	3.00	11-20-2045	21,992,921	22,466,540
GNMA %%	3.50	9-21-2047	36,705,000	38,274,998
GNMA	4.00	5-20-2047	13,019,984	13,790,016
GNMA	4.00	6-20-2047	7,776,978	8,234,842
GNMA	5.00	7-20-2040	3,752,462	4,104,229
GNMA	5.50	4-20-2034	1,276,952	1,388,578
GNMA	6.00	8-20-2034	160,922	175,387
GNMA	6.50	12-15-2025	27,800	30,577
GNMA	6.50	5-15-2029	1,736	1,909
GNMA	6.50	5-15-2031	1,340	1,474
GNMA	6.50	9-20-2033	59,232	69,853
GNMA	7.00	12-15-2022	28,904	30,568
GNMA	7.00	5-15-2026	2,719	2,906
GNMA	7.00	3-15-2028	42,438	45,822
GNMA	7.00	4-15-2031	1,065	1,089
GNMA	7.00	8-15-2031	20,217	21,169
GNMA	7.00	3-15-2032	15,107	15,448
GNMA	7.34	10-20-2021	36,878	37,406
GNMA	7.34	2-20-2022	7,300	7,315
GNMA	7.34	9-20-2022	10,582	10,606
GNMA	8.00	6-15-2023	4,054	4,377
GNMA	8.00	12-15-2023	248,326	276,503
GNMA	8.00	2-15-2024	782	850
GNMA	8.00	9-15-2024	3,682	3,788
GNMA	8.00	6-15-2025	71	71
GNMA	8.35	4-15-2020	107,632	111,763
GNMA	8.40	5-15-2020	68,369	71,181
GNMA	9.50	10-20-2019	12,008	12,049
GNMA	10.00	12-15-2018	2,499	2,509
GNMA Series 2002-53 Class IO ±±(c)	0.60	4-16-2042	436,540	4
GNMA Series 2005-23 Class IO ±±(c)	0.01	6-17-2045	3,152,702	1,064
GNMA Series 2006-32 Class C ±±	5.30	11-16-2038	3,682,109	3,755,034
GNMA Series 2006-32 Class XM ±±(c)	0.02	11-16-2045	10,948,438	6,570
GNMA Series 2006-68 Class D ±±	5.31	12-16-2037	3,903,660	4,024,089
GNMA Series 2007-69 Class D ±±	5.25	6-16-2041	742,863	782,310
GNMA Series 2008-22 Class XM ±±(c)	0.90	2-16-2050	21,244,111	560,116
GNMA Series 2012-12 Class HD	2.00	5-20-2062	2,209,193	2,211,906
GNMA Series 2016-H07 Class FE (1 Month LIBOR +1.15%) ±	2.37	3-20-2066	4,933,992	5,057,914
GNMA Series 2016-H07 Class FH (1 Month LIBOR +1.00%) ±	2.22	2-20-2066	4,676,291	4,759,048

Portfolio of investments—August 31, 2017	Wells Fargo Government Securities Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
Resolution Funding Corporation STRIPS ¤	0.00%	10-15-2019	$20,805,000	$20,142,155
Resolution Funding Corporation STRIPS ¤	0.00	7-15-2020	24,300,000	23,199,809
Resolution Funding Corporation STRIPS ¤	0.00	4-15-2030	6,100,000	4,294,293
SBA (a)(c)	1.40	2-15-2018	2,820	0
SBA Series 1992-6 Class A (a)(c)‡	2.47	10-15-2017	6,369	12
TVA ¤	0.00	11-1-2025	10,000,000	8,050,739
TVA	2.88	2-1-2027	8,515,000	8,837,472
TVA	4.63	9-15-2060	7,585,000	9,381,416
TVA	5.38	4-1-2056	5,000,000	6,940,835

Total Agency Securities (Cost $847,802,234)				859,453,347

Asset-Backed Securities: 1.48%
Chesapeake Funding LLC Series 2017-3A Class A 144A	1.91	8-15-2029	6,900,000	6,906,602
MMAF Equipment Finance LLC Series 2017-AA Class A4 144A	2.41	8-16-2024	4,445,000	4,486,104
Verizon Owner Trust Series 2017-1A Class A 144A	2.06	9-20-2021	3,880,000	3,904,649

Total Asset-Backed Securities (Cost $15,222,551)				15,297,355

Corporate Bonds and Notes: 0.82%

Utilities: 0.82%

Electric Utilities: 0.82%
Cleveland Thermal LLC	6.25	11-1-2018	400,000	419,680
Cleveland Thermal LLC	7.75	11-1-2025	2,665,000	2,919,676
Cleveland Thermal LLC	8.00	11-1-2028	1,800,000	1,977,118
Cleveland Thermal LLC	8.25	11-1-2037	2,880,000	3,171,556

Total Corporate Bonds and Notes (Cost $9,073,209)				8,488,030

Municipal Obligations: 4.98%

Florida: 0.72%
Escambia County FL HFA ACTS Retirement-Life Communities Incorporated Series B (Health Revenue, AGC Insured, TD Bank NA SPA) ø	0.86	11-15-2029	7,375,000	7,375,000

Illinois: 0.97%
Illinois Finance Authority Advocate Health Care Network Series C (Health Revenue, Northern Trust Company SPA) ø	0.78	11-1-2038	10,000,000	10,000,000

Iowa: 1.07%
Iowa Finance Authority Midwestern Disaster Area Project (Industrial Development Revenue, Korea Development Bank LOC) ø	1.09	4-1-2022	11,000,000	11,000,000

New York: 0.97%
New York Metropolitan Transportation Authority Subordinate Series E-2 (Transportation Revenue, Bank of Tokyo-Mitsubishi LOC) ø	0.77	11-15-2050	10,000,000	10,000,000

Texas: 1.25%
Houston TX Utilities System Authority Series 2004B (Water & Sewer Revenue, Citibank NA LOC) ø	0.80	5-15-2034	6,000,000	6,000,000
San Antonio TX Retama Development Corporation (Miscellaneous Revenue)	10.00	12-15-2020	5,405,000	6,889,970

				12,889,970

Total Municipal Obligations (Cost $50,541,895)				51,264,970

10	Wells Fargo Government Securities Fund	Portfolio of investments—August 31, 2017

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities: 2.88%
CGBAM Commercial Mortgage Trust Series 2015-SMRT Class A 144A	2.81%	4-10-2028	$5,000,000	$5,092,333
Citigroup Commercial Mortgage Trust Series 2016-P5 Class A2	2.40	10-10-2049	81,000	82,074
GAHR Commercial Mortgage Trust Series 2015-NRF Class AFX 144A	3.23	12-15-2034	4,195,000	4,289,775
GS Mortgage Securities Trust Series 2013-G1 Class A2 144A±±	3.56	4-10-2031	5,349,842	5,384,387
JPMBB Commercial Mortgage Securities Series 2015-C28 Class A4	3.23	10-15-2048	6,200,000	6,392,238
Morgan Stanley Capital I Trust Series 2011-C2 Class A4 144A	4.66	6-15-2044	4,900,000	5,302,314
National Credit Union Administration Guaranteed Notes Program Series 2011-R4 Class 1A (1 Month LIBOR +0.38%) ±	1.61	3-6-2020	133,552	133,559
Vendee Mortgage Trust Series 1995-1 Class 4 ±±	8.52	2-15-2025	203,066	233,238
Vendee Mortgage Trust Series 1995-2C Class 3A	8.79	6-15-2025	292,930	346,085
Vendee Mortgage Trust Series 2011-1 Class DA	3.75	2-15-2035	2,293,991	2,379,509

Total Non-Agency Mortgage-Backed Securities (Cost $29,458,680)				29,635,512

U.S. Treasury Securities: 13.79%
U.S. Treasury Bond ##	2.88	11-15-2046	20,080,000	20,666,713
U.S. Treasury Bond ##	3.00	5-15-2047	5,490,000	5,796,025
U.S. Treasury Bond ##	3.63	8-15-2043	5,170,000	6,079,193
U.S. Treasury Bond ##	3.75	11-15-2043	19,415,000	23,323,027
U.S. Treasury Bond ##	4.63	2-15-2040	1,235,000	1,664,259
U.S. Treasury Note ##	1.38	6-30-2023	36,180,000	35,275,500
U.S. Treasury Note ##	1.75	5-31-2022	5,000,000	5,012,305
U.S. Treasury Note ##	1.75	5-15-2023	44,400,000	44,230,031

Total U.S. Treasury Securities (Cost $138,290,618)				142,047,053

Yankee Corporate Bonds and Notes: 3.28%

Financials: 2.79%

Banks: 2.79%
KfW	1.25	9-30-2019	22,500,000	22,377,010
Royal Bank of Canada Incorporated	2.00	10-1-2018	6,370,000	6,396,372

				28,773,382

Industrials: 0.49%

Transportation Infrastructure: 0.49%
Boldini Limited	3.85	1-19-2036	4,875,000	5,001,598

Total Yankee Corporate Bonds and Notes (Cost $34,193,884)				33,774,980

Yankee Government Bonds: 4.16%
Hashemite Kingdom of Jordan	3.00	6-30-2025	9,800,000	10,309,560
State of Israel	5.50	12-4-2023	9,030,000	10,859,703
State of Israel	5.50	9-18-2033	7,566,000	10,259,817
Ukraine	1.47	9-29-2021	11,630,000	11,470,646

Total Yankee Government Bonds (Cost $43,028,130)				42,899,726

	Yield		Shares
Short-Term Investments: 0.90%

Investment Companies: 0.69%
Wells Fargo Government Money Market Fund Select Class ##(l)(u)	0.92		7,067,691	7,067,691

Portfolio of investments—August 31, 2017	Wells Fargo Government Securities Fund	11

Security name	Yield	Maturity date	Principal	Value

U.S. Treasury Securities: 0.21%
U.S. Treasury Bill (z)#	0.92%	9-14-2017	$2,225,000	$2,224,283

Total Short-Term Investments (Cost $9,291,899)				9,291,974

Total investments in securities (Cost $1,176,903,100)	115.73%	1,192,152,947
Other assets and liabilities, net	(15.73)	(162,021,541)

Total net assets	100.00%	$1,030,131,406

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

±±	The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

(c)	Investment in an interest-only security entitles holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.

¤	The security is issued in zero coupon form with no periodic interest payments.

%%	The security is issued on a when-issued basis.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

‡	Security is valued using significant unobservable inputs.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

##	All or a portion of this security is segregated for when-issued securities.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
10-Year U.S. Treasury Notes	53	12-19-2017	$6,710,359	$6,730,172	$19,813	$0
5-Year U.S. Treasury Notes	160	12-29-2017	18,936,409	18,960,000	23,591	0
Short
U.S. Treasury Bonds	29	12-19-2017	4,534,970	4,526,719	8,251	0
Ultra U.S. Treasury Bonds	40	12-19-2017	6,777,197	6,762,500	14,697	0
2-Year U.S. Treasury Notes	170	12-29-2017	36,781,583	36,773,125	8,458	0

Investments In Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period
Investment companies - 0.69%
Wells Fargo Government Money Market Fund Select Class	104,476,392	576,904,026	674,312,727	7,067,691	$0	$0	$144,397	$7,067,691

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Wells Fargo Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the summary portfolio of investments, of the Wells Fargo Adjustable Rate Government Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended (collectively, the “financial statements”), the financial highlights for each of the years in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolio of investments as of August 31, 2017 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and portfolio of investments are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolio of investments based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolio of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolio of investments. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with custodians and brokers, or by other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and portfolio of investments referred to above present fairly, in all material respects, the financial position of the Wells Fargo Adjustable Rate Government Fund as of August 31, 2017, and the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

October 26, 2017

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Wells Fargo Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the summary portfolio of investments, of the Wells Fargo Government Securities Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended (collectively, the “financial statements”), the financial highlights for each of the years in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolio of investments as of August 31, 2017 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and portfolio of investments are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolio of investments based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolio of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolio of investments. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with custodians and brokers, or by other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and portfolio of investments referred to above present fairly, in all material respects, the financial position of the Wells Fargo Government Securities Fund as of August 31, 2017, and the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

October 26, 2017

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:

/s/ Andrew Owen

Andrew Owen
President

Date:	October 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:

/s/ Andrew Owen

Andrew Owen
President

Date:	October 26, 2017

By:

/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date:	October 26, 2017